As filed with the Securities and Exchange Commission on April 25, 2013

Registration No. 333-146323

811-06564

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ___

Post-Effective Amendment No. 9

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 50

SEPARATE ACCOUNT VA CC

(Name of Registrant)

MONUMENTAL LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8330

Darin D. Smith, Esq.

Monumental Life Insurance Company

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Title of Securities Being Registered: Flexible Premium Variable Annuity Policies

It is proposed that this filing become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2013 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on _________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

___  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE ADVISOR’S EDGESM

VARIABLE ANNUITY

Issued Through

Separate Account VA CC

By

Monumental Life Insurance Company

Prospectus

May 1, 2013

The Advisor’s Edge® Variable Annuity (the “Policy”) provides a means of investing on a tax-deferred basis in a variety of portfolios of underlying mutual funds (the “Portfolios”) and a fixed account which offers interest at rates that are guaranteed by Monumental Life Insurance Company. The Policy is an individual variable annuity policy and is intended for retirement savings or other long-term investment purposes. For investments in the Subaccounts, the Policy Owner (“You,” “Your”) bears all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Policy provides a Right to Cancel period of at least 20 days (30 days or more in some instances) during which the Policy may be cancelled.

Before investing you should carefully read this prospectus and the accompanying prospectuses for the Portfolios of the underlying mutual funds. These prospectuses give you important information about the Policy and the Portfolios, including the objectives, risks, and strategies of the Portfolios; you should keep them for future reference.

A Statement of Additional Information (“SAI”) for the Policy prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free of charge by calling our Administrative Office at 800-525-6205. The Table of Contents of the Statement of Additional Information is included at the end of this prospectus. Information about the variable annuity also can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

The Policy is not available in all states.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. We have not authorized anyone to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Please note that the policies, fixed account, and the separate account investment choices:

• are not bank deposits

• are not federally insured

• are not endorsed by any bank or government agency

• are not guaranteed to achieve their goal

• are subject to risks, including loss of premium

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts available under this policy invest in the underlying funds of the Portfolio companies listed below:

Columbia Funds Variable Insurance Trust

DFA Investment Dimensions Group Inc.

Federated Insurance Series

Fidelity® Variable Insurance Products Fund

Transamerica Series Trust

Vanguard® Variable Insurance Fund

Wanger Advisors Trust

Wells Fargo Advantage Variable Trust Funds

For a complete list of the available subaccounts, please refer to the “Appendix A: Portfolios Associated with the Subaccounts”. For more information on the underlying funds, please refer to the prospectus for the underlying fund.

Contents
4	Glossary	39	Additional Features
6	Summary	42	Other Information
10	Fee Table	47	Table of Contents of Statement of Additional Information
11	Example	48	Appendix A: Portfolios Associated with the Subaccounts
12	The Annuity Policy	52	Appendix B (Condensed Financial Information)
13	Purchase	83	Appendix C: Policy Form Number NA103
15	Investment Choices	88	Appendix D: Policy Form Number AV515 101 130 600
20	Performance	95	Appendix E: Death Benefit – Adjusted Partial Withdrawal
21	Expenses	96	Appendix F: Architect Guaranteed Lifetime Withdrawal Benefit
23	Access to Your Money	105	Appendix G: Guaranteed Minimum Income Benefit
25	Annuity Payments	108	Appendix H: Additional Death Benefit
29	Death Benefit	110	Appendix I: Additional Death Benefit – Extra
31	Tax Information	112	Appendix J: Additional Death Distribution - II

GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value – The policy value increased or decreased by any excess interest adjustments.

Administrative Office – Monumental Life Insurance Company, Attn: Customer Care Group, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

Annuitant – The person during whose life, annuity payments involving life contingencies will continue.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Beneficiary – The person who has the right to the death benefit set forth in the policy.

Business Day – A day when the New York Stock Exchange is open for business.

Cash Value – The policy value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code – The Internal Revenue Code of 1986, as amended.

Excess Interest Adjustment – A positive or negative adjustment to amounts withdrawn upon partial withdrawals, full surrenders or transfers from the Guaranteed Period Options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by Monumental since the date any payment was received by, or an amount was transferred to, a Guaranteed Period Option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account – One or more investment choices under the policy that are part of Monumental’s general assets and are not in the separate account.

Good Order – An instruction that Monumental receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that Monumental does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Guaranteed Period Options (“GPO”) – The various guaranteed interest rate periods of the fixed account that Monumental may offer and into which Premium Payments may be paid or amounts may be transferred.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

Policy – The individual policy.

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

•	Premium Payments; minus
•	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus
•	interest credited in the fixed account; plus or minus
•	accumulated gains or losses in the separate account; minus
•	service charges, premium taxes, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereof.

Premium Payment – An amount paid to Monumental by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account – Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Service Charge – An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuates as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives Monumental the information it requires. For some transactions, Monumental may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that Monumental establishes for such notices.

SUMMARY

The numbered sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding numbered headings. Please read the full prospectus carefully.

1.	THE ANNUITY POLICY

The Advisor’s EdgeSM Variable Annuity

Advisor’s EdgeSM is a flexible-premium variable annuity offered by Monumental Life Insurance Company (“Monumental,” “We,” “Us,” “Our”). The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying funds and a fixed account offered by Monumental.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Policy provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Policy among the various Portfolios and the fixed account available under the Policy. You can contribute additional amounts to the Policy and you can take withdrawals from the Policy during the Accumulation Phase. The value of your investment depends on the investment performance of the Portfolios of the underlying funds that you choose, and the interest rate we credit to the fixed account. (That interest rate will not be less than the guaranteed minimum effective annual interest rate shown on your Policy.) Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Policy. See ANNUITY PAYMENTS for more information about Annuity Payment Options.

2.	PURCHASE

You can buy the Policy with a minimum investment of $10,000 for Non-Qualified Policies and $1,000 for Qualified Policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. You can add $500 or more to Non-Qualified Policies and $25 or more to Qualified Policies at any time during the Accumulation Phase. We reserve the right to reject cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant for issue ages 0 – 80. For issue ages over 80, we reserve the right to reject cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant.

3.	INVESTMENT CHOICES

When you purchase the Policy, your Premium Payments are deposited into the Separate Account VA CC (the “Separate Account”) or the fixed account, according to your allocation instructions. The Separate Account contains a number of Subaccounts that invest exclusively in shares of corresponding Portfolios of the underlying mutual funds (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to Monumental, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Policy Owners.

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to charge a $10 fee for each transfer in excess of 12 transfers per Policy Year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Policy. For investments in the Subaccounts, you bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, Monumental may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

5.	EXPENSES

Note: The following section on expenses and the Policy Fee Table and Example apply only to Policies issued after the date of this prospectus. See “Appendix B” and “Appendix C” for information about prior versions of the Policy.

No sales load is deducted from Premium Payments.

No surrender charge applies to withdrawals. Full surrenders, partial withdrawals, and transfers from a Guaranteed Period Option of the fixed account may be subject to an Excess Interest Adjustment, however, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an Annuity Payment Option from a Guaranteed Period Option of the fixed account.

Monumental will deduct daily mortality and expense risk fees and administrative charges at an annual rate of either 0.75%, 0.60% or 0.55% from the assets in each Subaccount (depending on the death benefit you select).

On each Policy Anniversary and at the time of surrender during any Policy Year before the Annuity Commencement Date, we reserve the right to assess a service charge of up to $30 for policy administration expenses. In no event will the Service Charge exceed 2% of the Policy Value on the Policy Anniversary or at the time of surrender. The Service Charge will not be deducted on a Policy Anniversary or at the time of surrender if, at either of these times, (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000 or (2) the Policy Value equals or exceeds $50,000.

If you elect the Initial Payment Guarantee when you annuitize, then there is an additional fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. The fee may be higher or lower at the time you annuitize or elect the Initial Payment Guarantee.

If you select the Life with Emergency Cash® annuity payment option, then a surrender charge applies for the first four years after the Annuity Commencement Date. We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time that you annuitize under this option.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable. State premium taxes currently range from 0% to 3.5%, depending on the state.

The value of net assets of the Subaccounts will reflect the management fee and other expenses incurred by the Portfolios.

6.	ACCESS TO YOUR MONEY

You can take money out of your Policy at any time during the Accumulation Phase. Each withdrawal you make must be at least $500. If you have Policy Value in the fixed account, you may take all cumulative earnings of the fixed account under the Policy free of Excess Interest Adjustments. Amounts withdrawn from the fixed account in excess of cumulative earnings of the fixed account will be subject to Excess Interest Adjustments. You may have to pay income tax and a tax penalty on any money you take out. Withdrawals may be restricted under Qualified Policies.

Full and partial withdrawals are not generally permitted during the income phase unless you elect the Life with Emergency Cash® annuity payment option.

7.	ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Policy allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of each payment rises or falls depending on the investment performance of the Portfolios of the underlying funds you have chosen) or a fixed basis (where the amount of each payment will remain level). If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available (for an extra fee) under the Policy, and it guarantees a minimum amount for each annuity payment.

8.	DEATH BENEFIT

If the annuitant dies before the Income Phase begins, then a death benefit will become payable. If the owner is not the annuitant, no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your advisor if you have questions.

When you purchase a policy, you may choose an optional Guaranteed Minimum Death Benefit for an additional fee:

•	Return of Premium
•	Annual Step-Up to age 81—available if the owner or annuitant has not reached age 76 on the Policy Date.

Charges are lower if you do not choose an optional Guaranteed Minimum Death Benefit. After the Policy is issued, the death benefit option cannot be changed.

The death benefit is paid first to a surviving owner, if any; it is paid to the beneficiary only if there is no surviving owner.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the Accumulation Phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the Income Phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the Income Phase are, in many cases, considered as all taxable income. If you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10. ADDITIONAL FEATURES

This Policy has additional features that might interest you. These features are not available in all states and may not be suitable for your particular situation. These include the following:

•

You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your Policy is in the Accumulation Phase. This feature is referred to as the “systematic payout option.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee”. There is an extra charge for this rider.

•

Under certain medically related circumstances, we will allow you to surrender or partially withdraw your Policy Value without an Excess Interest Adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”

•	Under certain unemployment circumstances, you may withdraw all or a portion of the Policy Value free of Excess Interest Adjustments. This feature is called the “Unemployment Waiver.”
•	You may make transfers and/or change the allocation of additional Premium Payments by telephone. We may restrict or eliminate this feature.
•

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the Policy Value among the various subaccounts. This feature is called “Asset Rebalancing.”

•

You can arrange to have a certain amount of money (at least $500) automatically transferred from the fixed account or the Federated Prime Money Fund II subaccount either monthly or quarterly, into your choice of Subaccounts. This feature is called “Dollar Cost Averaging.”

11. OTHER INFORMATION

Right to Cancel Period

You may return your Policy for a refund, but only if you return it in good order and within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. However, if state law requires, then we will refund your original Premium Payment(s). A returned Policy will be deemed void.

Section 1035 Exchanges

Before exchanging one annuity for another under Section 1035 of the Internal Revenue Code (“1035 Exchange”), you should compare both annuities carefully. If you exchange an annuity contract for the Policy described in this prospectus, then you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity contract; other fees and charges may be higher (or lower) under this Policy, and the benefits under this Policy may be different. You should not exchange another annuity contract for this Policy unless you determine, after knowing all of the facts, that the change is in your best interest and not just better for the person trying to sell you this Policy. If you decide to purchase this Policy through a 1035 Exchange, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity contract for cash and then buy a new annuity contract, for example, you may have to pay tax on the surrender.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. Please note that this prospectus describes the material rights and obligations of a Policy Owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variation will be included in your Policy. See your advisor or contact us for specific information that may be applicable to your state.

Monumental Life Insurance Company

Monumental Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity policies.

Separate Account VA CC

The Separate Account is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds.

Condensed Financial Information

Please note that Appendix B contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

12.	INQUIRIES AND POLICY AND POLICYHOLDER INFORMATION

If you need more information or want to make a transaction, please contact us at:

Monumental Life Insurance Company

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

(800) 525-6205

You may check your policy at www.transamericaannuities.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

FEE TABLE(1)

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted, and Excess Interest Adjustments may be made to amounts surrendered or applied to Annuity Payment Options from Cash Value from the fixed account.

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)(2)	None
Transfer Fees(3)	$0 - $10
Special Service Fee(4)	$0 - $25

(1)

The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase, the fees may be different than those described in the fee table. See Section 5, “Expenses.”

(2)	If you select the Life With Emergency Cash® annuity payment option, you will be subject to a surrender charge after the Annuity Commencement Date. See Section 5, “Expenses.”
(3)	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per Policy Year.
(4)

We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Annual Policy Service Charge		$0-30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)(1)
Base Separate Account Expenses:
Mortality and Expense Risk Fee(2)		0.40%
Administrative Charge		0.15%
Total Base Separate Account Annual Expenses		0.55%
Optional Separate Account Annual Expenses:
Return of Premium Death Benefit(3)		0.05%
Annual Step-Up to age 81 Death Benefit(4)		0.20%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expense(5)		0.75%
Optional Rider Fees – No Longer Available for New Sales
Architect Guaranteed Lifetime Withdrawal Benefit	Single Life Option	Joint Life Option
50% Maximum Equity Percentage	0.30%	0.45%
60% Maximum Equity Percentage	0.45%	0.65%
70% Maximum Equity Percentage	0.65%	1.00%
Guaranteed Minimum Income Benefit(6)		0.45%
Additional Death Benefit(7)		0.25%
Additional Death Benefit – Extra(8)		0.60%
Additional Death Distribution – II(9)		0.55%

(1)

If you elect the Initial Payment Guarantee at the time of annuitization, you will pay an additional fee—currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts—that is reflected in the amount of the annuity payments that you receive. See Section 10, “Additional Features.”

(2)	The mortality and expense fee shown (0.40%) is for the Policy Value Death Benefit.
(3)	The fee for the Return of Premium Death Benefit (0.05%) is in addition to the base mortality and expense risk and administrative fees.
(4)	The fee for the Annual Step-Up to Age 81 Death Benefit (0.20%) is in addition to the base mortality and expense risk and administrative fees.
(5)	This reflects the base separate account expenses plus the fee for the Annual Step-Up to Age 81 Death Benefit, but does not include any annual optional rider fees.
(6)

The annual rider fee is o.45% of the minimum income base and is deducted on the rider anniversary only during the accumulation phase. If you annuitize under the rider, a guaranteed payment fee is deducted. See Appendix G.

(7)	The annual rider fee is 0.25% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Appendix H.
(8)	The annual rider fee is 0.60% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Appendix I.
(9)	The annual rider fee is 0.55% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Section Appendix J.

The next item shows the lowest and highest total operating expenses charged by the portfolios for the year ended December 31, 2012 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.17%	2.25%

(1)

The fee table information relating to the Portfolios is for the year ending December 31, 2012 (unless otherwise noted) and was provided to Monumental by the underlying funds, their investment advisors or managers, and Monumental has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the Portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE(1)

The following examples are intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy Owner transaction expenses, Policy fees, Separate Account annual expenses, and Portfolio fees and expenses.

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2012, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return; and (2) the Architect Guaranteed Lifetime Withdrawal Benefit (which is no longer available for new sales) has been selected. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$406	$1,227	$2,061	$4,201
Return of Premium Death Benefit Option (0.60%)	$391	$1,183	$1,989	$4,067
Policy Value Death Benefit Option (0.55%)	$386	$1,169	$1,965	$4,021

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2012, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, and assuming (1) a 5% annual rate of return; and (2) no optional riders have been selected. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$306	$936	$1,592	$3,347
Return of Premium Death Benefit Option (0.60%)	$291	$892	$1,519	$3,205
Policy Value Death Benefit Option (0.55%)	$286	$877	$1,494	$3,158

(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher than those shown, subject to the guarantees in the Policy. In addition, your rate of return may be more or less than the 5% assumed in the example. This example does not reflect any premium taxes.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

1.	THE ANNUITY POLICY

The Advisor’s EdgeSM variable annuity is a flexible-premium variable annuity offered by Monumental. The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying mutual funds (the “Portfolios”) and a fixed account. The fixed account offers interest rates that Monumental guarantees will not decrease during the selected guaranteed period. There may be a different interest rate for each different guaranteed period that you select. The Guaranteed Period Options are the various interest rate periods for the fixed account which Monumental may offer and into which Premium Payments may be paid or amounts transferred.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement, but also for other long-term investment purposes. The tax-deferred feature of the Policy is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. There is no additional tax deferral benefit when the Policy is purchased to fund a qualified plan.

Do not purchase this Policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

About the Policy

The Advisor’s EdgeSM variable annuity is a contract between you, the Policy Owner, and Monumental, the issuer of the Policy. (For Policies issued before the date of this prospectus – Owners of Policy Number NA103 should also refer to Appendix B; and owners of Policy Number AV515 101 130 600 should refer to Appendix C, for further information about specific policy features.)

The Policy provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Policy and ends immediately before the Annuity Commencement Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Policy among the various available Portfolios and the fixed account. The Policy is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. You could lose the amount that you allocate to the Subaccounts. The Policy is a flexible-premium annuity because after you purchase it, you can make additional investments of at least $500 until the Income Phase begins; you are not required to make any additional investments. During this phase, you are generally not taxed on earnings from amounts invested unless you make withdrawals.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your investment choices without current tax consequences. (See Transfers Among the Subaccounts and the Fixed Account)
•

Withdraw all or part of your money with no surrender penalty charged by Monumental, although you may incur income taxes and a 10% penalty tax and Excess Interest Adjustment. (See ACCESS TO YOUR MONEY - Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Policy and the Annuity Payment Option you select. The Annuity Payment Options are explained at ANNUITY PAYMENTS.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. However, if you annuitize under the Initial Payment Guarantee, then you will receive stabilized annuity payments that will never be less than a percentage of your initial annuity payment. There is an extra charge for this rider. If fixed, the payment amounts are level.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Policy, money you have allocated to the Subaccounts is deposited into Monumental’s Separate Account VA CC. The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to Monumental, but are accounted for separately from Monumental’s other assets and can be used only to satisfy its obligations to Policy Owners.

2.	PURCHASE

Customer Order Form and Issuance of Policies

To invest in the Advisor’s EdgeSM variable annuity, you should send a completed customer order form and your initial Premium Payment to the address indicated on the customer order form. If you wish to make a personal delivery by hand or courier to Monumental of your completed customer order form and initial Premium Payment (rather than through the mail), do so at our Administrative Office, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Monumental will issue a Policy only if the Annuitant and Joint Annuitant are 85 years of age or younger.

If the customer order form and any other required documents are received in good order, Monumental will issue the Policy and will credit the initial Premium Payment within two Business Days after receipt. (A Business Day is any day that the New York Stock Exchange is open for regular trading.) Along with the Policy, Monumental will also send a Policy acknowledgment form, which you should complete, sign, and return in accordance with its instructions.

If Monumental cannot credit the initial Premium Payment because the customer order form or other required documentation is incomplete, Monumental will contact the applicant in writing, explain the reason for the delay, and refund the initial Premium Payment within five Business Days unless the applicant consents to Monumental retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

Qualified Policy

In addition to Non-Qualified Policies, Monumental also offers the Advisor’s Edge® as a Qualified Policy. Note that Qualified Policies contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Policy.

When the term “Qualified Policy” is used in this prospectus we mean a Policy that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 403(b), 408(b), or 408A of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Policy. A Premium Payment may be reduced by any applicable premium tax. In that case, the resulting amount is called a net Premium Payment. The initial net Premium Payment is credited to the Policy within two Business Days of receipt (in good order) of the Premium Payment, customer order form and other required documents.

A Few Things to Keep in Mind Regarding Premium Payments

•	The minimum initial Premium Payment for a Non-Qualified Policy is $10,000.
•	The minimum initial Premium Payment for a Qualified Policy is $1,000.
•	You must obtain prior company approval to purchase a policy with an amount less than the stated minimum.
•

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Monumental Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by Monumental will be returned.

•	We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

•

You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $500 for Non-Qualified Policies. Additional Premium Payments must be at least $25 for Qualified Policies.

•

Additional Premium Payments received (in good order) before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are credited to the Policy as of the close of business that same day.

•

For issue ages 0 – 80, we reserve the right to reject cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant issued by us or an affiliate. For issue ages over 80, we reserve the right to reject cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant issued by us or an affiliate.

•	Your initial net Premium Payment will be invested on the Policy Date among the Subaccounts selected in your customer order form. See Allocation of Premium Payments, below, for more information.

The date on which the Policy is issued is called the Policy Date. A Policy Anniversary is any anniversary of the Policy Date. A Policy Year is a period of twelve months starting with the Policy Date or any Policy Anniversary.

There may be delays in our receipt of applications that are outside of our control. Any such delays will affect when your Policy can be issued and your Premium Payment(s) allocated among your investment choices.

Purchasing by Wire

For wiring instructions, please contact our Administrative Office at 800-525-6205.

Allocation of Premium Payments

You specify on the customer order form what portion of your Premium Payments you want to be allocated among which Subaccounts and which Guaranteed Period Options. You may allocate your Premium Payments to one or more Subaccounts or to any of the Guaranteed Period Options. All allocations you make to the Subaccounts must be in whole-number percentages totaling 100%. Monumental reserves the right to refuse any Premium Payment.

Should your investment goals change, you may change the allocation percentages for additional net Premium Payments by sending written notice to or by calling Monumental. Requests for Transfers received in good order before the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed as of that day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

WHAT’S MY POLICY WORTH TODAY?

Policy Value

The Policy Value of your Policy is the value of all amounts accumulated under the Policy during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Policy is opened, the Policy Value is equal to your initial net Premium Payment. On any Business Day thereafter, the Policy Value equals the Policy Value from the previous Business Day, plus –

•	any additional net Premium Payments credited
•	any increase in the Policy Value attributable to investment results of the Subaccount(s) you selected and the interest credited to the Guaranteed Period Options minus –

•	any decrease in the Policy Value attributable to investment results of the Subaccount(s) you selected
•	the daily Mortality and Expense Risk Fee
•	the daily Administrative Expense Charge
•	the Annual Policy Service Charge and any rider charges, if applicable
•	any withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals)
•	any charges for Transfers made after the first twelve in a Policy Year
•	any Premium Taxes that occur during the Valuation Period.

(The Cash Value, which is what you receive if you fully withdraw (i.e., surrender) your Policy, is the Policy Value plus or minus any applicable Excess Interest Adjustment, and minus certain fees and charges.)

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day (generally 4:00 p.m. Eastern time) and ending at the close of business of the next Business Day.

You should expect the Policy Value of your Policy to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Policy during the Accumulation Phase. When you allocate your net Premium Payments to a selected Subaccount, Monumental will credit a certain number of Accumulation Units to your Policy. Monumental determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is credited. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. The Policy Value in each Subaccount equals the number of Accumulation Units in the Subaccount multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value.

3. INVESTMENT CHOICES

The Advisor’s EdgeSM variable annuity offers you a means of investing in various Portfolios offered by different investment companies (by investing in corresponding subaccounts) and a fixed account. The companies that provide investment advice and administrative services for the Portfolios offered through this Policy are listed in Appendix A: Portfolios Associated with the Subaccounts. For information about the fixed account and the Guaranteed Period Options, see The Fixed Account.

There is no assurance that a Portfolio will achieve its stated objective.

The general public may invest in the Portfolios only through certain insurance policies and qualified plans. The investment objectives and policies of the Portfolios may be similar to those of certain publicly available funds or portfolios. You should not expect the investment results of the Portfolios to be the same as those of publicly available funds and portfolios.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services, total expenses, and charges can be found in the current prospectuses for the corresponding Funds. You should read the prospectuses for the Portfolios carefully before you invest.

Note: If you received a summary prospectus for any of the Portfolios listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

You can obtain prospectuses for the Portfolios by calling or writing to our Administrative Office.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Monumental, and Monumental may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because you bear the investment risk, you should carefully consider decisions you make regarding your investment allocations. Note: Certain Portfolios have similar names. It is important that you state or write the full name of the Portfolio to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of a requested allocation amount being credited to the Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that any Subaccounts will always be available for Premium Payments, allocations, or transfers.

We also reserve the right to limit the number of Subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

Monumental cannot and does not guarantee that any of the subaccounts will always be available for Premium Payments, allocations or transfers. Monumental retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. Monumental reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the judgment of Monumental, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuities, or from affecting an exchange between series or classes of variable annuities on the basis of your requests.

New subaccounts may be established when, in the sole discretion of Monumental, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Monumental. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. Monumental may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, Monumental will notify you and request reallocation of the amounts invested in the eliminated subaccount.

Similarly, Monumental may, at its discretion, close a subaccount to new investment (either transfers or premium payments). If you allocate Premium Payments to a subaccount that is closed to new investment, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and the Premium Payment will be returned.

In the event of any such substitution or change, Monumental may, by appropriate endorsement, make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts.

To the extent permitted by applicable law, Monumental also may (i) transfer the assets of the separate account associated with the policies to another account or accounts, (ii) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (iii) create new separate accounts, (iv) add new subaccounts to or remove existing subaccounts, or (v) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium Payments allocated and amounts transferred to the fixed account become part of Monumental’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Monumental has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed account.

While we do not guarantee that the fixed account will always be available for new investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your Policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the Guaranteed Period Option you selected, the value in the Guaranteed Period Option will automatically be transferred into a new Guaranteed Period Option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a Guaranteed Period Option of the fixed account are subject to an Excess Interest Adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your Policy. The Excess Interest Adjustment will not decrease the interest credited to your Policy below the guaranteed minimum, however.

We also guarantee that upon full surrender your Cash Value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the Policy is issued.

If you select the fixed account, your money will be placed with Monumental’s other general assets. The amount of money you are able to accumulate in the fixed account during the Accumulation Phase depends upon the total interest credited. The amount of annuity payments you receive during the Income Phase from the fixed portion of your Policy will remain level for the entire Income Phase.

We reserve the right to refuse any Premium Payment or transfer to the fixed account.

Transfers Among the Subaccounts and the Fixed Account

Should your investment goals change, you may make transfers of money among the Subaccounts and the Fixed Account, subject to limitations described above which we reserve the right to impose, and the following conditions:

•

You may make requests for transfers in writing or by telephone. Monumental will process requests it receives in good order before the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may transfer from a Subaccount is $500 (unless the Policy Value in a Subaccount is less than $500).
•	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for Transfers in excess of 12 per Policy Year.
•	Transfers out of a Guaranteed Period Option of the fixed account are limited to the following:
•

Within 30 days before the end of the guaranteed period you must notify us that you wish to transfer the amount in that Guaranteed Period Option to another investment choice. No Excess Interest Adjustment will apply.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest Premium Payment first.
•

Other than at the end of a guaranteed period, transfers of amounts from the Guaranteed Period Option (in excess of interest credited), are subject to an Excess Interest Adjustment. If the adjustment is negative, then the maximum amount you can transfer is 25% of the amount in that

Guaranteed Period Option, less any previous transfers during the current Policy Year. (Note: This restriction may prolong the period of time it takes to transfer the full amount in a Guaranteed Period Option of The Fixed Account. You should carefully consider whether investment in The Fixed Account meets your needs and investment criteria.) If the adjustment is positive, then we do not limit the amount that you can transfer.

•	Transfers of the Guaranteed Period Option amounts equal to interest credited must be at least $50.

•	There are no transfers permitted out of the Dollar Cost Averaging Fixed Account Option except through the dollar cost averaging program.

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers, frequent or disruptive traders (frequent transfers are considered to be disruptive). Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and
(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing or disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and the general amount may change quickly.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•

expressly limit the number or size of transfers in a given period except for certain Subaccounts where an underlying fund Portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	limit the number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4. PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures will also reflect the premium enhancement, if any.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

5. EXPENSES

There are charges and expenses associated with the Policy that reduce the return on your investment in the Policy.

Excess Interest Adjustment

Withdrawals from the fixed account may be subject to an Excess Interest Adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also be made to amounts applied to an Annuity Payment Option. See “Excess Interest Adjustment” in the Statement of Additional Information.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the Annuity Commencement Date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium Payments, asset rebalancing and dollar cost averaging transfers are not considered transfers for the purpose of assessing a transfer fee. All transfer requests made at the same time are treated as a single transfer.

Special Service Fees

We will deduct a charge for special services you request.

Annual Policy Service Charge

We reserve the right to assess an Annual Policy Service Charge of up to $30 (but no more than 2% of your Policy Value at the time of deduction) for policy administrative expenses. We will not assess this charge on your Policy if (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000; or (2) your Policy Value equals or exceeds $50,000.

Mortality and Expense Risk Fee

Monumental charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is dependent on the death benefit option you select on the customer order form. For the Policy Value Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.40%. For the Return of Premium Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.45%. For the Annual Step-Up to age 81 Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.60%.

We guarantee that the annual charge described above will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to Monumental’s surplus. If the charges collected under the Policy are not enough to cover actual costs or assumed risks, then Monumental will bear the loss. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

A Closer Look At The Mortality and Expense Risk Fee

Monumental assumes mortality risk in two ways. First, where Policy Owners elect an Annuity Payment Option under which Monumental guarantees a number of payments over a life or joint lives, Monumental assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, Monumental assumes mortality risk in guaranteeing a minimum Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk that Monumental assumes is that the charges collected for administrative expenses, which are based on rates that are guaranteed not to increase above rates shown for the life of the Policy, may not cover the actual costs of issuing and administering the Policy.

Administrative Expense Charge

Monumental assesses each Policy an annual Administrative Expense Charge to cover the cost of issuing and administering each Policy and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.15% annually of the net asset value of the Separate Account.

Premium Taxes

Some states assess premium taxes on the Premium Payments that you make. We currently do not deduct for these taxes at the time you make a Premium Payment. However, we will deduct the total amount of premium taxes, if any, from the Policy Value when:

•	you begin receiving annuity payments;
•	you surrender the Policy; or
•	a death benefit is paid.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, then there is a fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value in the Subaccounts. The fee may be higher or lower at the time you annuitize and elect the rider.

Life with Emergency Cash® Surrender Charge

If you select the Life with Emergency Cash® annuity payment option, then you can surrender your Policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the Annuity Commencement Date. The following schedule shows the current surrender charge:

Number of years Since Annuity Commencement Date	Surrender Charge (as a percentage of adjusted policy value)
0-1	4%
1-2	3%
2-3	2%
3-4	1%
4 or more	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency Cash® annuity payment option.

Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the Annuity Commencement Date and not from the Premium Payment date;
•	this charge is a percentage of the Adjusted Policy Value applied to the Life with Emergency Cash® annuity payment option, and not a percentage of premium; and
•	under this payment option, there is no surrender charge free amount.

Portfolio Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by the Portfolios. The lowest and highest Portfolio expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for the underlying fund Portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

•	Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•	Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-advisor realized on the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Monumental and/or TCI
Fund	Maximum Fee % of assets(1)
AllianceBernstein Variable Products Series Fund, Inc.	0.25%
Columbia Funds Variable Insurance Trust	0.15%
DFA Investment Dimensions Group Inc.	0.00%
The Dreyfus Socially Responsible Growth Fund, Inc.	0.55%
Dreyfus Variable Investment Fund	0.55%
Federated Insurance Series	0.25%
Fidelity Variable Insurance Products Fund(3)	0.10%
Nationwide Variable Investment Trust	0.25%
Transamerica Series Trust(2)	0.25%
Vanguard Variable Insurance Fund	0.00%
Wanger Advisors Trust	0.15%
Wells Fargo Advantage Variable Trust Funds	0.25%

(1)

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in Subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

(2)	Transamerica Series Trust (“TST”): Because TST is managed by our affiliate Transamerica Asset

Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund Portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2012 we received $436,380.04 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

Proceeds from certain of these payments by the Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Portfolios. We and our affiliates may profit from these payments.4

For further details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies” in this prospectus.

6.	ACCESS TO YOUR MONEY

The value of your Policy can be accessed during the Accumulation Phase:

•	by making a full or partial withdrawal; and
•	by taking systematic payouts.

On or before the Annuity Commencement Date, the Policy Value is equal to the owner’s:

•	Premium Payments; minus
•	partial withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals); plus
•	interest credited in the fixed account; plus or minus

•	accumulated gains or losses in the separate account; minus
•	service charges, rider fees, Premium Taxes, and transfer fees, if any.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Policy. All partial withdrawals must be for at least $500. Withdrawals may be restricted under tax sheltered annuity policies. If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

On the business day that Monumental receives your request for a full withdrawal, the amount payable is the Cash Value. You will receive:

•	the value of your Policy; plus or minus
•	any Excess Interest Adjustment; minus
•	any applicable Premium Taxes, annual service charges and any rider fees.

To make a withdrawal, send your written request on the appropriate Monumental form to our Administrative Office. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Because you assume the investment risk for amounts allocated to the Portfolios under the Policy, and because of certain fees and charges, the total amount paid upon a full withdrawal of the Policy may be more or less than the total Premium Payments made (taking prior withdrawals into account).

Excess Interest Adjustment

Money that you withdraw from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment. At the time you request a withdrawal, if interest rates set by Monumental have risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value on surrender or transfer.

Generally, all withdrawals from a Guaranteed Payment Option (including transfers) in excess of your cumulative interest earnings in that option are subject to an Excess Interest Adjustment. Beginning in the first Policy Year you can withdraw up to your cumulative earnings each Policy Year, in one or more withdrawals, without an Excess Interest Adjustment. This is referred to as the “free amount.”

There will be no Excess Interest Adjustment on any of the following:

•	lump sum withdrawals of the free amount available;
•	nursing care and terminal condition withdrawals
•	unemployment withdrawals;
•	withdrawals to satisfy the minimum distribution requirements for Qualified Policies; and
•	Systematic Payout Option payments, which do not exceed cumulative interest credited at the time of payment.

Please note that under these circumstances you will not receive a higher Cash Value if interest rates have fallen nor will you receive a lower Cash Value if interest rates have risen.

Payment of Full or Partial Withdrawal Proceeds

Monumental will pay cash withdrawals within seven business days after receipt in good order (at our Administrative Office) of your written request for withdrawal except in one of the following situations, in which Monumental may delay the payment beyond seven days:

•	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted
•	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
•	the SEC permits a delay for your protection as a Policy Owner

•	the payment is derived from premiums paid by check, in which case Monumental may delay payment until the check has cleared your bank

Transfers of amounts from the Subaccounts may also be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Federated Prime Money Fund II portfolio until the portfolio is liquidated.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a Premium Payment and/or “freeze” a Policy Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee or Notary Public Stamp as required by us) for the following transaction requests:

•	Any surrenders over $250,000;
•	Certain surrenders on or within 15 days of an ownership change;
•	Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;
•	Any surrender when the Company does not have an originating or guaranteed signature on file.
•	Any other transaction where we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. This includes many:

•	National and state banks
•	Savings banks and savings and loan association;
•	Securities brokers and dealers; and
•	Credit Unions.

The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Taxation of Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide Monumental with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires Monumental to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. Eligible Rollover Distributions from tax sheltered annuity policies are subject to mandatory withholding.

7. ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Policy Owner, you exercise control over when the Income Phase begins by specifying an Annuity Commencement Date on the customer order form when you purchase the Policy. The Annuity Commencement Date is the date on which annuity payments begin. You can generally change the Annuity Commencement Date at any time by giving us 30 days notice (in good order) with the new date or age, long as the Annuitant or Joint Annuitant is living. The latest annuity commencement date generally cannot be after the date specified in your policy unless a later date is agreed to by us.

The Annuity Commencement Date for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The Policy provides four Annuity Payment Options that are described below. You may choose any combination of Annuity Payment Options. Monumental will use your Adjusted Policy Value to provide these annuity payments. The Adjusted Policy Value is the Policy Value increased or decreased by any applicable Excess Interest Adjustment. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2,000, Monumental reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (Monumental reserves the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable payments under Annuity Payment Options 2 and 4. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in your Policy. The dollar amount of additional variable payments will vary based on the investment performance of the Subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease. These changes may only occur on an annual basis, however, if you receive stabilized payments under the Initial Payment Guarantee.

A charge for Premium Taxes and an Excess Interest Adjustment may be made when annuity payments begin.

The Annuity Payment Options are explained below. Options 1 and 3 are fixed only. Options 2 and 4 can be fixed or variable.

•	Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period you choose, which may be from 10 to 20 years. The specified period may not exceed your life expectancy. No funds will remain at the end of the period.

•	Payment Option 2—Life Income. You may choose between:

Fixed Payments

•	No Period Certain–We will make level payments only during the annuitant’s lifetime.
•	Period Certain—We will make level payments for the longer of the annuitant’s lifetime or a period you choose, which may be from 10 to 20 years.
•	Guaranteed Return of Policy Proceeds—We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this Annuity Payment Option.

Variable Payments

•	No Period Certain—Payments will be made only during the lifetime of the annuitant.
•	10 Years Certain—Payments will be made for the longer of the annuitant’s lifetime or ten years.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the lifetime of the annuitant. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see

“Expenses” for the surrender charge schedule) You will be subject to whatever surrender charge schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases on the date the annuitant reaches the IRS age limitation. The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

•	Payment Option 3—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. The duration of the payments may not exceed the annuitant’s life expectancy. This will be a series of level payments followed by a smaller final payment.

•	Payment Option 4—Joint and Survivor Annuity. You may choose between:

Fixed Payments

•	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.
Variable	Payments
•	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with

Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

Note: Other Annuity Payment Options may be arranged by agreement with Monumental. Some Annuity Payment Options may not be available in all states or we may limit certain options to ensure they comply with applicable tax law provisions.

If your Policy is a Qualified Policy, then payment options 1 and 3 may not satisfy minimum required distribution rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and
•	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

However, IF:

•	you choose Life with Emergency Cash®; and
•	the annuitant dies before age 101;

THEN:

•	the Life with Emergency Cash® death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping Monumental informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will generally be Option 2 Life with 10 Years Certain subject to certain exceptions for qualified policies, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate upon annuitization.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Policy’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, Monumental determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Policy. This amount depends on the value of your Policy on the Annuity Commencement Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A Few Things to Keep in Mind Regarding Annuity Payments

•	If an Annuity Payment Option is not selected, Monumental will assume that you chose the Life Income (with 10 years certain). Any amounts in a Subaccount immediately before the Income Phase begins will be applied under a variable Annuity Payment Option based on the performance of that Subaccount.
•	Money that you apply to an annuity payment option from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (i.e., the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an excess interest adjustment.

•	Monumental reserves the right to change the frequency if payments would be less than $50. If on the Annuity Commencement Date, the Adjusted Policy Value is less than $2,000, Monumental reserves the right to pay it in one lump sum in lieu of applying it under an annuity payment option.
•	From time to time, Monumental may require proof that the Annuitant, Joint Annuitant, or Policy Owner is living.
•	If someone has assigned ownership of a Policy to you, or if a non-natural person (e.g., a corporation) owns a Policy, you may not start the Income Phase of the Policy without Monumental’s consent.
•	At the time Monumental calculates your Annuity Payments, Monumental may offer more favorable rates than those guaranteed in the Annuity Tables found in the Policy.
•	Once Annuity Payments begin, you cannot select a different Annuity Payment Option. Nor can you cancel an Annuity Payment Option after Annuity Payments have begun.
•	Once Annuity Payments begin, there is no longer a Policy Value. You cannot make any withdrawals unless you have selected the Life with Emergency Cash® annuity payment option.
•	If you have selected a variable Annuity Payment Option, then you may change the Subaccount funding the variable Annuity Payments by written request or by calling 800-525-6205. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.
•	You may select an Annuity Payment Option and allocate a portion of the value of your Policy to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.
•	If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep Monumental informed of the Payee’s most current address of record.
8.	DEATH BENEFIT

We will pay a death benefit to your Beneficiary, under certain circumstances, if the Annuitant dies during the Accumulation Phase. If there is a surviving owner(s) when the Annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option, or a lump sum payment.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, written directions regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we may require due proof of death from all beneficiaries before paying the death proceeds. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See Section 11. OTHER INFORMATION – Abandoned or Unclaimed Property.

Please note: Such due proof of death must be submitted in good order to avoid a delay in processing the death benefit claim. Due proof requires selecting a payment option. See Section 11. OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.

The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the Beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the Separate Account may be reallocated in accordance with the Beneficiary’s instructions.

The Company may permit the Beneficiary to give a “one-time” written instruction to reallocate the investments in the Separate Account to the money market fund after the death of the annuitant. If there is more than one Beneficiary, all Beneficiaries must agree to such reallocation instructions. This one-time reallocation will be permitted if the Beneficiary provides satisfactory evidence of the Annuitant’s death.

When We Pay A Death Benefit

We will pay a death benefit to the beneficiary IF:

•	you (owner) are both the annuitant and sole owner of the Policy; and
•	you die before the Annuity Commencement Date.

We will pay a death benefit to you (owner) IF:

•	you (owner) are not the annuitant; and
•	the annuitant dies before the Annuity Commencement Date.

If the only person receiving the death benefit is the surviving spouse of the owner, then he or she, if eligible, may elect to continue the Policy as the new annuitant and owner, instead of receiving the death benefit.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you (owner) are not the annuitant; and
•	you die before the Annuity Commencement Date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the Policy within five years of your death for the Adjusted Policy Value minus any applicable rider fees.

Distribution requirements apply to the Policy Value upon the death of any owner. These requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the Annuity Commencement Date depends on the annuity payment option selected.

IF:

•	you (owner) are not the annuitant; and
•	you die on or after the Annuity Commencement Date; and
•	the entire interest in the Policy has not been paid to you;

THEN:

•	the remaining portion of such interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	you (owner) are receiving annuity payments under the Life with Emergency Cash®; and
•	the annuitant dies before age 101;

THEN:

•	a Life with Emergency Cash® death benefit will be paid.

Succession of Ownership

If any owner (who is not the annuitant) dies during the Accumulation Phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

•	any surviving owner;
•	primary beneficiary;
•	contingent beneficiary; or
•	owner’s estate.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as lump sum or as annuity payments. The “base policy” death benefit will be the greatest of:

•	Policy Value on the date we receive the required information in good order at our Administrative Office; or
•	Cash Value on the date we receive the required information in good order at our Administrative Office (this will be more than the Policy Value if there is a positive Excess Interest Adjustment); or
•	Guaranteed Minimum Death Benefit, if any (discussed below).

Please Note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit Options

On the Policy application, you generally may choose one of the Guaranteed Minimum Death Benefit options (listed below) for an additional fee. After the Policy is issued, you cannot make an election and the death benefit cannot be changed.

If the Guaranteed Minimum Death Benefit is not available because of the age of the Policy Owner or Annuitant, the death benefit will be the greater of the Policy Value or Cash Value as of the date of death.

A.	Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

•	the total Premium Payments;

•	less any adjusted partial withdrawals (discussed below) as of the date of death.

There is an extra charge for this death benefit of 0.05% annually for a total mortality and expense risk fee of 0.45%.

B.	Annual Step-Up To Age 81 Death Benefit

Under this option, on each policy anniversary before your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. The death benefit is equal to:

•	the largest policy value on the policy date or on any policy anniversary before the earlier of the date of the annuitant’s death or the annuitant’s 81st birthday; plus
•	any premium payments since that date; minus
•	any adjusted partial withdrawals since that date.

The Annual Step-Up Death Benefit is not available if you or the annuitant is 76 or older on the Policy Date. There is an extra charge for this death benefit of 0.20% annually, for a total mortality and expense risk fee of 0.60%.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your Guaranteed Minimum Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total Premium Payments. Please see Appendix E for a detailed explanation of this adjustment. If you have a Qualified Policy, minimum required distribution rules may require you to request a partial surrender.

9. TAX INFORMATION

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. The federal income tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or non-qualified, until a distribution occurs (either as a surrender, withdrawal, or as annuity payments). Under certain circumstances, however, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or policy.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of the Policy

Diversification Requirements. In order for a non-qualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the

Regulations but we do not have control over the underlying fund portfolio companies. The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death that will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity starting date, such owner’s surviving spouse is the sole beneficiary, under the nonqualified policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, exercise of the spousal continuation provisions of this policy or any riders by persons who do not meet the definition of “spouse” under federal law—e.g., civil union partners and same-sex marriage spouses—may have adverse tax consequences. Consult a tax adviser for more information on this subject.

Taxation of Annuities

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Policies

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy over the “investment in the policy.” In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals will be exempt from the penalty tax. They include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after an owner dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed lifetime withdrawal benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Tax-Free Exchanges

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity policy for another annuity policy or a qualified long-term care insurance contract. Generally, an annuity policy issued in an exchange for another annuity policy is treated as new for purposes of the penalty and distribution at death rules.

If the initial contribution is made as a result of an exchange or surrender of another annuity policy, we may require that you provide information relating to the federal income tax status of the previous annuity policy to us.

Revenue Procedure 2011-38 significantly ease the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the newly enacted partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new policy.

Pursuant to interim guidance provided in IRS Notice 2011-68, the IRS confirmed that it is permissible to partially exchange a portion of the cash surrender value of an annuity for a qualified long term care insurance contract, provided that the requirements of Section 1035 are met. However, further guidance is needed regarding the application of Rev. Proc. 2011-38 to such transfers. Please discuss the tax consequences of any contemplated 1035 exchange transaction with a competent tax adviser.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Taxation of Surrenders and Partial Withdrawals-Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. If you do not have any non-deductible purchase payments, your investment in the policy will be treated as zero.

The IRS has not reviewed this policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional death benefit.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity starting dates, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, exchange or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Separate Account Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2013, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation (currently $5,250,000) and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The IRS recently announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

Beginning in 2014, we may be required to withhold at a rate of 30% under FATCA on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective foreign entities are advised to consult with a competent tax adviser regarding the application of FATCA to their particular situation.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions.

Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1/2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non- governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/HR-10 plans and any other types of plans at our sole discretion.

Qualified Plan Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

10. ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the Accumulation Phase) to receive regular payments from your Policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of payouts made per year, where:

(1)	is up to 10% of your Premium Payments (reduced by prior withdrawals in that Policy Year); or
(2)	is any gains in the Policy.

For amounts greater than 10% of your Premium Payments you must receive prior company approval.

Any payment from a Guaranteed Period Option in excess of the cumulative interest credited at the time of the payment may be subject to an Excess Interest Adjustment.

Payments can be made monthly, quarterly, semi-annually, or annually. Each payment must be at least $50. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Payout Option is in effect, then the Systematic Payout Option will terminate. Also keep in mind that partial withdrawals under the systematic payout option, like all partial withdrawals, may be taxable and, if made before age 59 1/2, may be subject to a 10% federal penalty tax.

There is no charge for this benefit.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your Policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the Initial Payment Guarantee, the guaranteed percentage will not change during the life of the Initial Payment Guarantee. Contact us for the current guaranteed percentage.

The payment amount is adjusted once each year to reflect the investment performance of your selected investment choice(s) over the preceding year (but your payment will not be less than the guaranteed minimum).

Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee charge. This fee is reflected in the amount of the annuity payments that you receive if you select the payment guarantee. It is deducted in the same manner as the Separate Account charge and it is reflected in the calculation of the annuity unit values.

The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. The Initial Payment Guarantee uses a 5.0% assumed investment rate (“AIR”) to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5.0%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the AIR, and decrease if actual performance is below the AIR (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary by state and may not be available in all states.

Nursing Care and Terminal Condition

No Excess Interest Adjustment will apply if you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or
•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may not be available in all states. See the Policy or endorsement for details and conditions.

Unemployment Waiver

No Excess Interest Adjustment will apply to withdrawals if you or your spouse is unemployed. In order to qualify, you (or your spouse, whichever is applicable):

•	must have been employed full time for at least two years prior to becoming unemployed; and
•	must have been employed full time on the Policy Date; and
•	must have been unemployed for at least 60 days in a row at the time of the withdrawal; and
•	must have a minimum Cash Value at the time of withdrawal of $5,000

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal.

You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may not be available in all states. See the Policy for details.

Telephone Transactions

You may establish the telephone transfer privilege on your Policy by completing the appropriate section of the Policy acknowledgment form you will receive with your Policy or by completing a separate telephone authorization form at a later date. You may also authorize a third party to initiate transactions by telephone by completing a third party authorization form or the appropriate section of the Policy acknowledgment form.

Monumental will take reasonable steps to confirm that instructions communicated by telephone are genuine. Before we act on any request, we will ask the caller for his or her Policy number and Social Security Number. In addition, we will take reasonable steps to confirm that instructions communicated by telephone from a third party are genuine. The third party caller will be asked for his or her name, company affiliation (if appropriate), the policy number to which he or she is referring, and the Social Security number of the Policy Owner. This information will be verified with the Policy Owner’s records before processing a transaction, and all transactions performed will be verified with the Policy Owner through a written confirmation statement. We will record all calls. Neither the Company nor the Funds shall be liable for any loss, cost, or expense for acting on telephone instructions that are believed to be genuine in accordance with these procedures.

Telephone requests must be received while the New York Stock Exchange is open for regular business to get same-day pricing of the transaction. We may discontinue this option at any time.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or telephone lines available, to take your call. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability in all circumstances.

Asset Rebalancing

During the Accumulation Phase, you may instruct us to make automatic transfers of amounts among the Subaccounts in order to maintain a desired allocation of Policy Value among those Subaccounts. We will “rebalance” monthly, quarterly, semi-annually, or annually, beginning on the date you select. You must select the percentage of the Policy Value you desire in each of the various Subaccounts offered (totaling 100%).

Rebalancing can be started, stopped, or changed at any time. Rebalancing will not be available when Dollar Cost Averaging is in effect or when any other transfer is requested. If a transfer is requested, then we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to restart Asset Rebalancing.

There is no charge for this benefit.

Dollar Cost Averaging Program

During the Accumulation Phase, you may instruct us to automatically make transfers into one or more variable Subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

A minimum of $500 per transfer is required. A minimum of $3,000 is required to start a 6-month program and $6,000 is required to start a 12-month program. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly.

You can elect to transfer from the Dollar Cost Averaging Fixed Account Option or the Federated Prime Money Fund II Subaccount.

A Dollar Cost Averaging program will begin once we have received, in good order, all necessary information and the minimum required amount. A Dollar Cost Averaging program will begin on the 28th day of the applicable month. If we receive additional Premium Payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or
•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed source will be transferred to the money market Subaccount; and
•	any amount in a variable source will remain in that variable Subaccount; and
•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•

the additional premium payments will be allocated according to the current payment allocations at that time and will not reactivate a completed Dollar Cost Averaging program. (New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, allocate the additional
•	premium as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before its completion;

THEN:

•	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging program may vary for certain policies and may not be available for all policies. See your policy for availability of the fixed account options.

Architect Guaranteed Lifetime Withdrawal Benefit

The Architect Guaranteed Lifetime Withdrawal Benefit is no longer available for new sales, but if you have previously elected this rider, you can still upgrade. See Appendix F for additional information.

Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit (“GMIB”) is no longer available for new sales, but Policy Owners who elected the GMIB before May 1, 2003, can still upgrade. If you upgrade, the annual effective interest rate is currently 5% per year. See Appendix G for additional information.

Additional Death Benefit Riders

The Additional Death Benefit, Additional Death Benefit – Extra and Additional Death Distribution – II riders are no longer available for new sales. See Appendices for additional information on any these Riders.

11. OTHER INFORMATION

Monumental Life Insurance Company

Monumental Life Insurance Company was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your Policy from our general account assets and/or from your Policy Value held in the Separate Account. It is important that you understand that payments of the benefits depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website.

Separate Account VA CC

The Separate Account was established by Monumental on February 1, 1992, and operates under Iowa law.

The Separate Account is a unit investment trust registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

Monumental owns the assets of the Separate Account, and the obligations under the Policy are obligations of Monumental. These assets are held separately from the other assets of Monumental and are not chargeable with liabilities incurred in any other business operation of Monumental (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Monumental will always keep assets in the Separate Account with a value at least equal to the total Policy Value under the Policies. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of Monumental. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of Monumental’s general account assets or any other separate account Monumental maintains.

The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds. Additional Subaccounts may be established at Monumental’s discretion. The Separate Account meets the definition of a “separate account” under Section 2(a)(37) of the 1940 Act.

Policy Owner

The Policy Owner is the person or persons designated as the Policy Owner in the customer order form to participate in the Policy and who exercises all rights under the Policy. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. You can generally change the owner at any time by notifying us in writing at our Administrative Office. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.

Annuitant

The person during whose life any annuity payments involving life contingencies will continue.

Payee

The Payee is the Policy Owner, Annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies.

Compensation to Investment Advisers and Broker-Dealers Selling the Policies. The Policies are offered to investors through investment advisers (“advisers”) that are registered as investment advisers under state and federal securities laws and may charge an investor an investment advisory fee to manage the investor’s assets. The Policies are also offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We do not pay commissions to the advisers or the selling firms.

A limited number of representatives of Transamerica Financial Advisors, Inc. (“TFA”), an affiliated broker-dealer firm, “wholesale” the Policies, that is, provide sales support to the advisers and selling firms. To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules of the Financial Industry Regulatory Authority, we and/or TFA or another affiliates may provide promotional incentives in the form of cash or non-cash compensation or reimbursement to some, but not all, advisory and selling firms or organizations in connection with the sale of the Policies. We and/or our affiliates may share the costs of client appreciation events with advisory or selling firms, reimburse such firms for, among other things, the costs of exhibit booths and other items related to sponsoring marketing conferences and events, and/or provide other marketing support. To the extent permitted by FINRA Rules, we and/or our affiliates may provide certain advisors and selling representatives with occasional de minimus gifts, meals, tickets or other non-cash compensation in connection with the sale of the Policies. These special compensation arrangements are not offered to all advisory and selling firms and the terms of such arrangements may differ between firms.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation Paid to Affiliated Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Certain costs of TFA are underwritten by our affiliates. Wholesaling representatives and their managers at TFA who meet certain productivity standards that include sales of the Policies may receive additional cash bonuses and non-cash compensation from us or our affiliates.

No specific charge is assessed directly to Policy Owners or the separate account to cover incentives or any additional payments described above. We intend to recoup our sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

Right to Cancel Period

You may return your Policy for a refund, but only if you return it within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. You bear the risk of any decline in Policy Value during the Right to Cancel Period. However, if state law requires, then we will refund your original Premium Payment(s). We will pay the refund within seven days after we receive, in good order and within the applicable period at our Administrative Office, written notice of cancellation and the returned Policy. The Policy will then be deemed void.

Assignment

The Owner has the right to assign ownership to a person or party other than himself. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Policy until we have received then in good order at our Administrative Office. “Good order” means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Policy Owners (exactly as registered on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt (by us) of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

Reinstatements

Monumental occasionally receives requests to reinstate a Policy whose funds had been transferred to another company via an exchange under Internal Revenue Code Section 1035 or a trustee-to-trustee transfer under the Internal Revenue Code. In certain of these situations, Monumental will allow a reinstatement and require the Policy Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to affect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by Monumental). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Policy Owners should consult a qualified tax advisor concerning the tax consequences of any Internal Revenue Code Section 1035 exchanges or reinstatements.

Voting Rights

The underlying funds do not hold regular meetings of shareholders. The directors/trustees of the Funds may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, Monumental will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. Monumental will vote Fund shares as to which no timely instructions are received and those shares held by Monumental as to which Policy Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Please note that it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited before such meeting in accordance with procedures established by the underlying fund.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy. However, it is possible that the outcome of any such examination could have a material adverse impact on results of Monumental’s operations in any particular reporting period as the proceedings are resolved. Monumental estimates that the adverse financial impact may range from $0 to $75 million before tax.

TABLE OF CONTENTS FOR THE ADVISOR’S

EDGESM VARIABLE ANNUITY

STATEMENT OF ADDITIONAL

INFORMATION

Glossary of Terms

The Policy—General Provisions

Performance Information

Performance Comparisons

Safekeeping of Account Assets

State Regulation of Monumental

Records and Reports

Distribution of the Policies

Administrative Services Contract

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A – Additional Death Benefit – Additional

    Information

Appendix B – Additional Death Benefit – Extra –

    Additional Information

Appendix A – Additional Death Distribution – II –

    Additional Information

APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: the Company reserves the right to change investment choices made by purchasers of the Architect Guaranteed Lifetime Withdrawal Benefit as we deem necessary to support the guarantees under these riders.

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Columbia Funds Variable Insurance Trust – Class 1 Shares
Columbia Variable Portfolio - Small Company Growth Fund(2)(3)	Columbia Variable Portfolio - Small Company Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term capital appreciation.

DFA Investment Dimensions Group Inc.
VA Global Bond Portfolio(2)(3)	VA Global Bond Portfolio	Dimensional Fund Advisors LP
Investment Objective: Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
VA International Small Portfolio(2)(3)	VA International Small Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long term capital appreciation.
VA International Value Portfolio(2)(3)	VA International Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA Short-Term Fixed Portfolio(2)(3)	VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve a stable real return in excess of the rate of inflation with a minimum risk.
VA U.S. Large Value Portfolio(2)(3)	VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA U.S. Targeted Value Portfolio(2)(3)	VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.

Federated Insurance Series
Federated Managed Tail Risk Fund II – Primary Shares	Federated Managed Tail Risk Fund II – Primary Shares	Federated Global Investment Management Corp.
Investment Objective: Capital appreciation.
Federated Fund for U.S. Government Securities II(1)(2)	Federated Fund for U.S. Government Securities II	Federated Investment Management Company
Investment Objective: Provide current income.
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares	Federated Investment Management Company
Investment Objective: High current income.
Federated Managed Volatility Fund II(2)(3)	Federated Managed Volatility Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Achieve high current income and moderate capital appreciation.
Federated Prime Money Fund II(2)(3)(4)	Federated Prime Money Fund II(4)	Federated Investment Management Company
Investment Objective: Provide current income consistent with stability of principal and liquidity.

Fidelity® Variable Insurance Products Fund – Initial Class
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long term capital appreciation.
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity Management & Research Company
Investment Objective: Long term growth of capital.
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity Management & Research Company
Investment Objective: Capital appreciation.

Transamerica Series Trust - Initial Class
TA Asset Allocation - Conservative(2)	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Management, Inc.
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth(2)	Transamerica Asset Allocation - Growth VP	Transamerica Asset Management, Inc.
Investment Objective: Long-term capital appreciation

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Transamerica Series Trust - Initial Class (Continued...)
TA Asset Allocation - Moderate(2)	Transamerica Asset Allocation - Moderate VP	Transamerica Asset Management, Inc.
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth(2)	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Management, Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Barrow Hanley Dividend Focused (2)(5)	Transamerica Barrow Hanley Dividend Focused VP(5)	Barrow, Hanley, Mewhinney, and Strauss, LLC(5)
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
TA Clarion Global Real Estate Securities(2)(3)	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
Investment Objective: Long-term total return from investment primarily in equity securities of real estate companies.
TA JPMorgan Enhanced Index(2)(3)	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
TA MFS International Equity(2)	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.
TA Morgan Stanley Mid-Cap Growth(2)	Transamerica Morgan Stanley Mid-Cap Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Capital appreciation.
TA Multi-Managed Balanced(2)(3)	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and BlackRock Financial Management, Inc.
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.
TA PIMCO Total Return(2)	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA Systematic Small/Mid Cap Value(2)(3)	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA TS&W International Equity(2)(3)(6)	Transamerica TS&W International Equity VP(6)	Thompson, Siegel & Walmsley, LLC(6)
Investment Objective: Seeks maximum long-term total return.
TA Vanguard ETF – Balanced(7)	Transamerica Vanguard ETF Portfolio – Balanced VP(7)	AEGON USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.
TA Vanguard ETF – Growth(8) (9)	Transamerica Vanguard ETF Portfolio – Growth VP(8) (9)	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA WMC Diversified Growth(2)(3)	Transamerica WMC Diversified Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

Vanguard® Variable Insurance Fund
Equity Index Portfolio(2)	Equity Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
International Portfolio	International Portfolio	Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.
Investment Objective: Provide long-term capital appreciation.
Mid-Cap Index Portfolio(2)	Mid-Cap Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
REIT Index Portfolio(2)	REIT Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR

Vanguard® Variable Insurance Fund (Continued...)
Short-Term Investment-Grade Portfolio(2)	Short-Term Investment-Grade Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Provide current income while maintaining limited price volatility.
Total Bond Market Index Portfolio(2)	Total Bond Market Index Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Track the performance of a broad, market-weighted bond index.

Wanger Advisors Trust
Wanger International(2)(3)	Wanger International	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
Wanger USA(2)(3)	Wanger USA	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.

Wells Fargo Advantage Variable Trust Funds
WFAVT Small Cap Value Fund(2)(3)	WFAVT Small Cap Value Fund	Wells Fargo Funds Management, LLC
Investment Objective: Long-term capital appreciation.

(1)

Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons, and risk tolerance.

(2)	Owners of Policy Number AV515 101 130 600 may only invest in these funds.
(3)	Owners of Policy Number NA103 may only invest in these funds.
(4)

There can be no assurance that the Federated Prime Money Fund II portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Policy charges, the yield on the Federated Prime Money Fund II subaccount may become extremely low and possibly negative.

(5)	Effective on or about May 1, 2013, formerly known as Transamerica BlackRock Large Cap Value VP and formerly subadvised by BlackRock Investment Management, LLC.
(6)	Effective on or about May 1, 2013, formerly known as Transamerica Morgan Stanley Active International Allocation VP and formerly subadvised by Morgan Stanley Investment Management Inc.
(7)	Effective on or about May 1, 2013, formerly portfolio name was Transamerica Index 50 VP and formerly subaccount name was known as TA Vanguard ETF Index – Balanced.
(8)	Effective on or about May 1, 2013, formerly portfolio name known as Transamerica Index 75 VP and formerly subaccount name known as TA Vanguard ETF Index – Growth.
(9)	Effective on or about May 1, 2013, Transamerica Efficient Markets VP will merge into Transamerica Vanguard ETF Portfolio – Growth VP.

Additional Information:

The following subaccounts were closed to new investments on May 1, 2006:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

AllianceBernstein Variable Products Series Fund, Inc. – Class B
AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AllianceBernstein Growth Portfolio	AllianceBernstein Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.

Columbia Funds Variable Series Trust II – Class 2 Shares
Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund(1)	Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund(1)	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks to provide shareholders with growth of capital.
Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks to provide shareholders with long-term capital appreciation.

Dreyfus Variable Investment Fund - Service Class
Dreyfus VIF - Appreciation Portfolio	Dreyfus VIF - Appreciation Portfolio	The Dreyfus Corporation
Investment Objective: Long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class		The Dreyfus Corporation

Investment Objective: Provide capital growth, with current income as a secondary goal.

Transamerica Series Trust - Initial Class
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.
(1) Effective close of business April 26, 2013, Columbia Variable Portfolio – Mid Cap Growth Fund, under Columbia Funds Variable Insurance Trust I, will merge into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, under Columbia Funds Variable Series Trust II.

Effective December 12, 2011, the following subaccounts are closed to new investments:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Nationwide Variable Insurance Trust – Class II
NVIT Developing Markets Fund	NVIT Developing Markets Fund	Nationwide Fund Advisors
Investment Objective: Long-term capital appreciation.

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF - Balanced – Initial Class(1) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$1.067670 $1.056959 $0.956826 $0.824965 $1.000000	$1.153884 $1.067670 $1.056959 $0.956826 $0.824965	627,703.107 102,713.406 71,892.693 42,838.621 0.000
TA Vanguard ETF - Growth – Initial Class(2)(3) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$0.994000 $1.008092 $0.895838 $0.728318 $1.000000	$1.105100 $0.994000 $1.008092 $0.895838 $0.728318	379,346.415 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative – Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.403049 $1.374260 $1.268516 $1.018565 $1.299417 $1.228196 $1.260418 $1.078659 $1.000	$1.499440 $1.403049 $1.374260 $1.268516 $1.018565 $1.299417 $1.228196 $1.260418 $1.078659	512,850.487 432,326.364 360,937.378 387,580.032 964,929.958 767,543.052 212,157.370 129,069.005 4,104.603
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.282778 $1.363690 $1.192845 $0.923906 $1.538963 $1.436100 $1.248926 $1.118828 $1.000	$1.436428 $1.282778 $1.363690 $1.192845 $0.923906 $1.538963 $1.436100 $1.248926 $1.118828	430,733.438 581,760.115 1,189,520.019 1,080,335.720 1,166,726.389 771,284.336 700,412.105 119,059.197 114,238.364
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.411786 $1.411270 $1.285632 $1.022695 $1.388981 $1.293739 $1.166896 $1.092010 $1.000	$1.536502 $1.411786 $1.411270 $1.285632 $1.022695 $1.388981 $1.293739 $1.166896 $1.092010	1,934,548.084 1,091,040.273 1,290,599.242 586,809.512 393,145.172 313,286.324 133,521.853 66,486.533 0.000
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.374915 $1.410857 $1.258454 $0.987354 $1.476567 $1.377156 $1.216429 $1.112818 $1.000	$1.512914 $1.374915 $1.410857 $1.258454 $0.987354 $1.476567 $1.377156 $1.216429 $1.112818	734,434.767 771,500.925 839,680.418 847,103.246 1,072,576.476 464,639.928 903,987.927 581,103.580 0.000
TA Barrow Hanley Dividend Focused - Initial Class(4) Subaccount Inception Date November 19, 2009	2012 2011 2010 2009	$1.126081 $1.102115 $1.003382 $0.984675	$1.251171 $1.126081 $1.102115 $1.003382	575,401.757 359,948.519 232,553.595 237,340.135

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.655473 $1.765861 $1.535077 $1.156909 $2.018884 $2.175950 $1.537803 $1.362646 $1.000	$2.062127 $1.655473 $1.765861 $1.535077 $1.156909 $2.018884 $2.175950 $1.537803 $1.362646	378,122.148 419,114.706 394,779.736 445,380.460 628,155.628 513,184.297 252,119.533 154,572.954 161,625.168
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.240819 $1.238482 $1.081213 $0.838923 $1.346440 $1.295117 $1.129319 $1.097549 $1.000	$1.435770 $1.240819 $1.238482 $1.081213 $0.838923 $1.346440 $1.295117 $1.129319 $1.097549	171,691.737 311,107.676 385,231.526 401,044.126 256,453.245 331,287.149 93,601.166 69,603.889 40,111.820
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.256400 $1.341185 $1.058220 $0.831861 $1.314449 $1.308160 $1.109463 $1.071846 $1.000	$1.443767 $1.256400 $1.341185 $1.058220 $0.831861 $1.314449 $1.308160 $1.109463 $1.071846	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.397933 $1.562771 $1.422107 $1.077700 $1.674640 $1.542705 $1.260418 $1.122870 $1.000	$1.698287 $1.397933 $1.562771 $1.422107 $1.077700 $1.674640 $1.542705 $1.260418 $1.122870	227,121.399 473,110.240 389,811.459 411,216.796 441,777.737 379,399.884 258,477.899 129,069.005 36,078.514
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.494323 $1.413893 $1.326254 $1.149262 $1.188790 $1.097177 $1.058625 $1.040208 $1.000	$1.598305 $1.494323 $1.413893 $1.326254 $1.149262 $1.188790 $1.097177 $1.058625 $1.040208	9,943,019.319 11,782,800.113 10,196,923.483 9,124,055.609 6,203,011.050 5,077,216.956 3,164,946.110 1,721,066.694 561,646.080
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.230432 $1.216589 $0.910011 $0.659690 $1.040547 $0.954575 $1.000	$1.415681 $1.230432 $1.216589 $0.910011 $0.659690 $1.040547 $0.954575	2,301,891.751 1,592,777.094 1,442,249.097 838,118.409 715,910.224 262,101.974 44,719.318
TA Efficient Markets – Initial Class(3) Subaccount Inception Date November 10, 2008	2012 2011 2010 2009 2008	$1.333420 $1.367059 $1.219947 $1.038204 $1.000000	$1.491801 $1.333420 $1.367059 $1.219947 $1.038204	489,562.667 484,187.581 480,510.108 302,224.347 0.000
TA Systematic Small Mid-Cap Value – Initial Class Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008	$1.056566 $1.091360 $0.841446 $0.590776 $1.000000	$1.222947 $1.056566 $1.091360 $0.841446 $0.590776	549,551.063 491,955.689 526,335.373 668,041.369 140,012.394

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA WMC Diversified Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.254574 $1.310367 $1.118382 $0.870411 $1.620935 $1.401632 $1.296355 $1.118505 $1.000	$1.411978 $1.254574 $1.310367 $1.118382 $0.870411 $1.620935 $1.401632 $1.296355 $1.118505	694,903.240 910,948.026 862,865.459 1,109,145.835 1,512,671.608 1,201,079.421 1,342,656.752 729,190.869 210,858.102
TA TS&W International Equity - Initial Class(5) Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.285091 $1.507650 $1.397456 $1.116224 $1.834932 $1.596045 $1.299360 $1.148143 $1.000	$1.492111 $1.285091 $1.507650 $1.397456 $1.116224 $1.834932 $1.596045 $1.299360 $1.148143	174,045.885 559,788.945 496,739.088 522,136.676 727,021.303 702,492.581 448,649.730 127,803.009 8,830.040
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.618424 $1.744344 $1.309877 $0.820308 $1.535703 $1.260225 $1.152927 $1.077895 $1.000	$1.755691 $1.618424 $1.744344 $1.309877 $0.820308 $1.535703 $1.260225 $1.152927 $1.077895	160,815.402 166,339.241 50,435.019 56,992.963 88,620.353 149,848.957 18,455.707 25,335.923 2,180.440
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2012 2011 2010	$1.176266 $1.136839 $1.000000	$1.316836 $1.176266 $1.136839	103,580.040 95,900.235 98,391.109
AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.047049 $1.374575 $1.165560 $0.765291 $1.464765 $1.228466 $1.139690 $1.105608 $1.000	$1.179169 $1.047049 $1.374575 $1.165560 $0.765291 $1.464765 $1.228466 $1.139690 $1.105608	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.145509 $1.140747 $0.999187 $0.756153 $1.324518 $1.182149 $1.203577 $1.084054 $1.000	$1.293913 $1.145509 $1.140747 $0.999187 $0.756153 $1.324518 $1.182149 $1.203577 $1.084054	0.000 0.000 0.000 0.000 2,639.758 2,644.553 2,648.935 2,517.732 0.000
AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.188007 $1.241110 $1.136230 $0.833296 $1.392334 $1.232274 $1.247020 $1.091803 $1.000	$1.378803 $1.188007 $1.241110 $1.136230 $0.833296 $1.392334 $1.232274 $1.247020 $1.091803	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 65,072.971

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.222946 $1.301870 $1.019669 $0.815936 $1.386478 $1.228771 $1.099205 $1.076070 $1.000000	$1.362210 $1.222946 $1.301870 $1.019669 $0.815936 $1.386478 $1.228771 $1.099205 $1.076070	318,034.678 1,283,502.108 1,333,968.627 1,507,463.629 1,502,775.924 1,182,081.281 681,678.979 193,994.486 7,878.795
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18,1995	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.326816 $1.276512 $1.216257 $1.166786 $1.123164 $1.071359 $1.038489 $1.026981 $1.000	$1.383599 $1.326816 $1.276512 $1.216257 $1.166786 $1.123164 $1.071359 $1.038489 $1.026981	28,154,461.136 30,544,841.298 27,489,081.042 24,320,066.182 23,645,911.860 24,702,782.312 17,043,022.035 10,115,002.707 1,609,345.206
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.569306 $1.852496 $1.492516 $1.072963 $1.888752 $1.781597 $1.435123 $1.184747 $1.000	$1.863682 $1.569306 $1.852496 $1.492516 $1.072963 $1.888752 $1.781597 $1.435123 $1.184747	11,283,851.852 10,667,282.971 11,587,229.647 11,175,721.849 12,705,195.375 9,642,915.761 7,277,921.656 3,701,880.900 1,079,399.615
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.379326 $1.669979 $1.519222 $1.107430 $2.054780 $1.865555 $1.394929 $1.204565 $1.000	$1.604747 $1.379326 $1.669979 $1.519222 $1.107430 $2.054780 $1.865555 $1.394929 $1.204565	14,138,351.944 14,600,391.517 14,098,149.768 13,511,942.647 16,171,057.692 13,536,723.446 10,118,581.452 4,527,535.821 1,098,010.563
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18,1995	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.275236 $1.327747 $1.106748 $0.856492 $1.432980 $1.484593 $1.245911 $1.142164 $1.000	$1.546517 $1.275236 $1.327747 $1.106748 $0.856492 $1.432980 $1.484593 $1.245911 $1.142164	25,850,419.855 27,984,357.957 27,175,356.849 27,252,507.929 28,954,217.965 23,325,121.638 17,079,139.960 7,959,434.213 1,623,268.250
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.163881 $1.165303 $1.158826 $1.143824 $1.106381 $1.059756 $1.018433 $1.002169 $1.000	$1.167158 $1.163881 $1.165303 $1.158826 $1.143824 $1.106381 $1.059756 $1.018433 $1.002169	26,323,982.936 27,619,083.661 25,600,205.839 23,197,727.674 22,153,547.907 18,693,052.664 11,502,798.007 4,844,887.820 1,690,345.121
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.233228 $1.299073 $1.012026 $0.803667 $1.281459 $1.497585 $1.244835 $1.181284 $1.000	$1.473142 $1.233228 $1.299073 $1.012026 $0.803667 $1.281459 $1.497585 $1.244835 $1.181284	16,843,815.092 19,453,445.151 20,626,428.728 20,645,977.616 22,104,503.761 17,571,178.740 11,778,721.252 6,557,739.077 1,481,443.695

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.234878 $1.233616 $1.082890 $0.815983 $1.254242 $1.173250 $1.082694 $1.053324 $1.000	$1.371760 $1.234878 $1.233616 $1.082890 $0.815983 $1.254242 $1.173250 $1.082694 $1.053324	71,378.576 71,390.189 71,402.404 71,417.199 137,890.954 137,910.231 137,922.169 137,941.974 0.000
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.370804 $1.267551 $1.107853 $0.911363 $1.303950 $1.227080 $1.061729 $1.025329 $1.000	$1.501478 $1.370804 $1.267551 $1.107853 $0.911363 $1.303950 $1.227080 $1.061729 $1.025329	15,468.497 18,596.459 19,803.400 21,163.256 22,741.734 24,194.822 35,276.271 8,736.937 2,157.417
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2012 2011 2010	$1.022406 $1.085469 $1.000000	$1.120234 $1.022406 $1.085469	104,705.166 158,071.774 192,782.509
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.622410 $1.556992 $1.396754 $1.094841 $1.382658 $1.336351 $1.161939 $1.099232 $1.000	$1.832118 $1.622410 $1.556992 $1.396754 $1.094841 $1.382658 $1.336351 $1.161939 $1.099232	161,014.513 155,531.960 192,829.211 179,202.898 136,085.458 113,609.061 243,287.978 23,809.132 15,878.293
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.369895 $1.302183 $1.245018 $1.189884 $1.147364 $1.085483 $1.048066 $1.032882 $1.000	$1.402897 $1.369895 $1.302183 $1.245018 $1.189884 $1.147364 $1.085483 $1.048066 $1.032882	1,806,935.644 1,948,516.317 2,229,996.944 1,960,127.325 1,747,893.866 869,805.893 729,479.406 505,328.404 9,986.555
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.667781 $1.594544 $1.397475 $0.919313 $1.249061 $1.214340 $1.101934 $1.079295 $1.000	$1.902388 $1.667781 $1.594544 $1.397475 $0.919313 $1.249061 $1.214340 $1.101934 $1.079295	1,577,501.399 1,679,384.387 3,043,489.585 3,563.686.031 1,955,068.061 1,705,968.465 1,201,066.626 1,108,773.511 236,889.337
Federated Prime Money Fund II Subaccount Inception Date December 7, 1994	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.118037 $1.124204 $1.130399 $1.131506 $1.109538 $1.065016 $1.024237 $1.002774 $1.000	$1.111853 $1.118037 $1.124204 $1.130399 $1.131506 $1.109538 $1.065016 $1.024237 $1.002774	4,770,515.719 5,186,339.068 4,355,472.621 6,943,895.456 12,086,785.967 6,289,166.390 3,442,728.615 1,587,529.153 597,816.500
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.057117 $1.090458 $0.935408 $0.693067 $1.212285 $1.036620 $1.000	$1.223888 $1.057117 $1.090458 $0.935408 $0.693067 $1.212285 $1.036620	2,794,766.651 3,359,787.345 2,949,378.269 3,626,583.264 3,751,071.513 4,029,763.806 341,351.166

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.773109 $1.994516 $1.556636 $1.117303 $1.855218 $1.613357 $1.439409 $1.223374 $1.000	$2.024892 $1.773109 $1.994516 $1.556636 $1.117303 $1.855218 $1.613357 $1.439409 $1.223374	214,277.025 282,210.672 307,699.431 334,787.177 414,069.997 366,047.285 187,297.812 65,050.705 46,012.045
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.216379 $1.341168 $1.064914 $0.679483 $1.398968 $1.330520 $1.149967 $1.126292 $1.000	$1.539713 $1.216379 $1.341168 $1.064914 $0.679483 $1.398968 $1.330520 $1.149967 $1.126292	137,000.901 126,916.519 154,027.967 176,681.259 291,356.188 383,091.488 41,272.189 1,921.173 0.000
NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.776125 $2.301543 $1.992584 $1.235024 $2.946926 $2.064819 $1.542746 $1.179473 $1.000	$2.062810 $1.776125 $2.301543 $1.992584 $1.235024 $2.946926 $2.064819 $1.542746 $1.179473	1,632,675.449 3,170,993.761 2,945,391.774 2,760,927.408 2,383,823.428 1,550,113.773 1,331,971.165 490,060.775 277,782.740
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund - Class 2 Shares(6) Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004	$0.827470 $1.377766 $1.081764 $0.732726 $1.419286 $1.227652 $1.166665 $1.045499 $1.000	$0.915202 $0.827470 $1.377766 $1.081764 $0.732726 $1.419286 $1.227652 $1.166665 $1.045499	5,049.030 0.000 0.000 0.000 0.000 9,658.313 17,730.434 0.000 0.000
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.564145 $1.674175 $1.462798 $0.907188 $1.530125 $1.334567 $1.029715 $1.062001 $1.000	$1.664895 $1.564145 $1.674175 $1.462798 $0.907188 $1.530125 $1.334567 $1.140132 $1.062001	2,700.545 9,556.207 853.896 855.028 20,162.572 20,163.653 22,421.699 18,917.450 4,854.719
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.255352 $1.238292 $1.083510 $0.861621 $1.373795 $1.310847 $1.139110 $1.092958 $1.000	$1.446429 $1.255352 $1.238292 $1.083510 $0.861621 $1.373795 $1.310847 $1.139110 $1.092958	18,432,417.670 19,430,199.644 20,134,746.258 19,554,877.060 19.690,942.684 14,535,424.379 7,478,645.559 3,858,975.816 1,052,682.307
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.571806 $1.613291 $1.293906 $0.926841 $1.601737 $1.517423 $1.341289 $1.183281 $1.000	$1.810399 $1.571806 $1.613291 $1.293906 $0.926841 $1.601737 $1.517423 $1.341289 $1.183281	2,901,022.481 2,899,306.904 3,325,869.438 2,615,960.809 3,162,118.705 2,836,507.862 1,429,823.986 1,013,469.352 380,084.611

0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard – REIT Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.831272 $1.698041 $1.331277 $1.036509 $1.660857 $2.002473 $1.492233 $1.341632 $1.000	$2.139181 $1.831272 $1.698041 $1.331277 $1.036509 $1.660857 $2.002473 $1.492233 $1.341632	4,157,860.648 4,580,975.253 4,695,348.664 4,289,469.942 4,248,364.410 2,999,281.905 1,654,504.201 1,010,789.382 578,009.324
Vanguard – International Subaccount Inception Date May 1, 2007	2012 2011 2010 2009 2008 2007	$0.832703 $0.968367 $0.841396 $0.592522 $1.081634 $1.000000	$0.994896 $0.832703 $0.968367 $0.841396 $0.592522 $1.081634	4,552,739.734 4,017,440.775 3,562,794.006 3,757,805.694 2,895,275.388 842,884.524
Vanguard – Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.307796 $1.288989 $1.231782 $1.087801 $1.132937 $1.074433 $1.029715 $1.012584 $1.000	$1.358063 $1.307796 $1.288989 $1.231782 $1.087801 $1.132937 $1.074433 $1.029715 $1.012584	16,155,983.892 16,154,165.365 13,162,048.670 10,722,636.018 8,640,633.739 8,905,675.191 5,888,569.171 2,464,231.921 363,467.388
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.460162 $1.363810 $1.287613 $1.222091 $1.167765 $1.097566 $1.058026 $1.038902 $1.000	$1.510573 $1.460162 $1.363810 $1.287613 $1.222091 $1.167765 $1.097566 $1.058026 $1.038902	11,809,156.552 12,366,717.589 12,631,158.324 12,084,595.081 11,063,437.012 10,869,457.595 5,572,693.009 1,813,910.816 969,309.680
Wanger International Subaccount Inception Date September 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.976427 $2.327607 $1.873547 $1.257719 $2.324809 $2.009822 $1.473344 $1.219009 $1.000	$2.389405 $1.976427 $2.327607 $1.873547 $1.257719 $2.324809 $2.009822 $1.473344 $1.219009	620,223.101 630,732.142 342,666.288 337,204.419 510,860.794 597,433.784 797,593.401 631,226.179 17,144.274
Wanger USA Subaccount Inception Date September 20, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.441581 $1.501956 $1.224314 $0.865542 $1.442963 $1.376751 $1.283262 $1.159786 $1.000	$1.720615 $1.441581 $1.501956 $1.224314 $0.865542 $1.442963 $1.376751 $1.283262 $1.159786	950,497.855 1,125,215.805 1,182,530.197 1,379,339.449 1,704,331.067 1,635,285.301 1,315,856.373 822,085.042 328,296.201
WFAVT Small Cap Value Fund Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.476911 $1.601330 $1.373235 $0.862034 $1.563184 $1.582839 $1.375293 $1.186971 $1.000	$1.674364 $1.476911 $1.601330 $1.373235 $0.862034 $1.563184 $1.582839 $1.375293 $1.186971	176,817.882 112,754.107 136,035.960 99,041.957 106,379.214 127,056.318 82,764.543 23,674.028 1,183.966

1.	Effective on or about May 1, 2013, formerly known as Transamerica Index 50 VP.
2.	Effective on or about May 1, 2013, formerly known as Transamerica Index 75 VP.
3.	Effective on or about May 1, 2013, Transamerica Efficient Markets VP will merge into Transamerica Vanguard ETF Portfolio – Growth VP.
4.	Effective on or about May 1, 2013, formerly known as Transamerica BlackRock Large Cap Value VP.

5.	Effective on or about May 1, 2013, formerly known as Transamerica Morgan Stanley Active International Allocation VP.
6.	Effective close of business April 26, 2013, Columbia Variable Portfolio – Mid Cap Growth Fund will merge into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund.

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF - Balanced – Initial Class(1) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$1.065703 $1.055539 $0.956015 $0.824685 $1.000000	$1.151172 $1.065703 $1.055539 $0.956015 $0.824685	2,128,983.991 0.000 1,064,533.808 0.000 0.000
TA Vanguard ETF - Growth – Initial Class(2)(3) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$0.992184 $1.006742 $0.895087 $0.728073 $1.000000	$1.102518 $0.992184 $1.006742 $0.895087 $0.728073	1,351,292.349 0.000 1,136,651.688 10,731.111 645,641.107
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.557556 $1.526349 $1.409610 $1.132412 $1.445371 $1.366831 $1.263237 $1.201594 $1.101791 $0.902	$1.663728 $1.557556 $1.526349 $1.409610 $1.132412 $1.445371 $1.366831 $1.263237 $1.201594 $1.101791	682,688.892 633,018.286 685,692.090 756,519.276 854,441.327 914,905.571 405,961.734 652,110.708 313,270.422 237,702.677
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.365188 $1.452021 $1.270750 $0.984741 $1.641113 $1.532194 $1.333147 $1.194875 $1.052733 $0.810	$1.527955 $1.365188 $1.452021 $1.270750 $0.984741 $1.641113 $1.532194 $1.333147 $1.194875 $1.052733	376,805.579 288,424.845 542,446.524 558,115.574 473,921.366 894,494.656 931,646.130 576,930.522 489,072.766 411,028.790
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.546003 $1.546209 $1.409260 $1.121593 $1.524062 $1.420274 $1.281661 $1.200004 $1.083738 $0.873	$1.681736 $1.546003 $1.546209 $1.409260 $1.121593 $1.524062 $1.420274 $1.281661 $1.200004 $1.083738	648,264.232 549,062.094 520,241.767 399,393.917 1,086,279.651 1,039,087.630 601,669.477 311,017.523 274,797.304 111,467.237
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.483262 $1.522795 $1.358967 $1.066739 $1.596080 $1.489372 $1.316193 $1.204683 $1.067366 $0.844	$1.631336 $1.483262 $1.522795 $1.358967 $1.066739 $1.596080 $1.489372 $1.316193 $1.204683 $1.067366	154,355.920 193,234.699 242,087.082 265,429.664 346,172.648 326,798.342 251,018.364 341,836.416 262,148.789 183,807.344
TA Barrow Hanley Dividend Focused - Initial Class(4) Subaccount Inception Date November 19, 2009	2012 2011 2010 2009	$1.124887 $1.101489 $1.003320 $0.984673	$1.249223 $1.124887 $1.101489 $1.003320	265,684.657 253,391.035 201,217.847 415,616.779

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.301028 $2.455672 $2.135792 $1.610424 $2.811696 $3.031960 $2.143834 $1.900589 $1.439114 $1.067	$2.864825 $2.301028 $2.455672 $2.135792 $1.610424 $2.811696 $3.031960 $2.143834 $1.900589 $1.439114	366,088.126 421,332.703 425,910.298 519,112.697 700,517.083 736,226.791 640,917.766 675,836.713 727,653.238 733,552.025
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.127696 $1.126117 $0.983606 $0.763562 $1.226094 $1.179951 $1.029409 $1.000939 $0.907020 $0.708	$1.304224 $1.127696 $1.126117 $0.983606 $0.763562 $1.226094 $1.179951 $1.029409 $1.000939 $0.907020	486,489.315 553,211.140 672,109.252 1,266,147.477 1,193,291.705 1,648,547.171 1,749,593.371 1,748,694.477 1,470,499.107 1,289,513.133
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.241995 $1.326460 $1.047129 $0.823563 $1.301988 $1.296407 $1.100038 $1.063273 $0.980088 $0.730	$1.426504 $1.241995 $1.326460 $1.047129 $0.823563 $1.301988 $1.296407 $1.100038 $1.063273 $0.980088	1,767.031 1,767.031 22,561.253 73,167.874 74,882.299 78,708.808 120,426.511 190,998.034 198,657.186 172,997.132
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.396902 $1.562393 $1.422470 $1.078505 $1.676726 $1.545403 $1.263237 $1.125943 $0.990624 $0.795	$1.696172 $1.396902 $1.562393 $1.422470 $1.078505 $1.676726 $1.545403 $1.263237 $1.125943 $0.990624	773,830.149 747,699.587 763,017.966 954,946.152 784,681.732 657,198.793 643,958.090 652,110.708 488,193.938 323,170.471
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.640159 $1.552648 $1.457126 $1.263297 $1.307403 $1.207246 $1.165404 $1.145696 $1.103003 $1.058	$1.753407 $1.640159 $1.552648 $1.457126 $1.263297 $1.307403 $1.207246 $1.165404 $1.145696 $1.103003	20,036,848.646 15,843,519.568 16,625,347.487 15,819,694.804 13,645,028.438 12,842,233.501 10,243,118.891 5,511,284.618 3,858,224.303 2,808,699.748
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.226949 $1.213747 $0.908337 $0.658809 $1.039682 $0.954257 $1.000	$1.410962 $1.226949 $1.213747 $0.908337 $0.658809 $1.039682 $0.954257	1,713,708.693 1,006,653.361 1,305,528.744 1,091,480.489 199,979.953 56,242.969 23,017.472
TA Efficient Markets – Initial Class(3) Subaccount Inception Date November 10, 2008	2012 2011 2010 2009 2008	$1.331327 $1.365590 $1.219240 $1.038132 $1.000000	$1.488730 $1.331327 $1.365590 $1.219240 $1.038132	12,715.923 36,452.832 12,790.134 0.000 0.000

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA WMC Diversified Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.243960 $1.299925 $1.110019 $0.864338 $1.610425 $1.393250 $1.289246 $1.112931 $0.966804 $0.741	$1.399332 $1.243960 $1.299925 $1.110019 $0.864338 $1.610425 $1.393250 $1.289246 $1.112931 $0.966804	1,139,254.493 1,360,281.514 1,379,303.897 1,815,208.487 2,214,057.389 2,893,330.671 3,565,858.198 2,216,477.993 1,691,423.840 1,064,371.534
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.341684 $2.420014 $1.866783 $1.311318 $2.230889 $1.799226 $1.533199 $1.358181 $1.174384 $0.619	$2.709065 $2.341684 $2.420014 $1.866783 $1.311318 $2.230889 $1.799226 $1.533199 $1.358181 $1.174384	296,004.339 228,693.354 404,244.774 374,941.908 177,436.055 96,532.594 127,852.940 145,973.421 168,398.455 227,529.638
TA TS&W International Equity - Initial Class(5) Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.292847 $1.517506 $1.407287 $1.124643 $1.849693 $1.609681 $1.311116 $1.159115 $1.004892 $0.761	$1.500369 $1.292847 $1.517506 $1.407287 $1.124643 $1.849693 $1.609681 $1.311116 $1.159115 $1.004892	191,602.836 422,508.802 428,338.344 460,716.061 598,274.388 725,415.968 760,106.648 745,724.485 790,973.401 697,640.710
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.179874 $1.272301 $0.955877 $0.598918 $1.121797 $0.921024 $0.843017 $0.788542 $0.740403 $0.581	$1.279305 $1.179874 $1.272301 $0.955877 $0.598918 $1.121797 $0.921024 $0.843017 $0.788542 $0.740403	323,870.400 164,684.277 301,380.768 445,827.899 116.575.877 207,691.644 131,113.958 155,540.780 351,969.314 335,094.522
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2012 2011 2010	$1.175282 $1.136452 $1.000000	$1.315073 $1.175282 $1.136452	747,997.014 506,484.283 561,126.674
AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.748696 $0.983391 $0.834271 $0.548051 $1.049489 $0.880626 $0.817392 $0.793346 $0.759480 $0.531	$0.842755 $0.748696 $0.983391 $0.834271 $0.548051 $1.049489 $0.880626 $0.817392 $0.793346 $0.759480	0.000 0.000 0.000 0.000 0.000 0.000 0.000 31,675.168 80,852.102 164,566.234
AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.050748 $1.046907 $0.917446 $0.694637 $1.217380 $1.087065 $1.107301 $0.997825 $0.876476 $0.655	$1.186284 $1.050748 $1.046907 $0.917446 $0.694637 $1.217380 $1.087065 $1.107301 $0.997825 $0.876476	0.000 0.000 11,735.918 17,560.864 118,632.448 153,193.721 249,662.030 324,065.707 377,872.418 292,951.615

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.922344 $0.964047 $0.883020 $0.647909 $1.083110 $0.959075 $0.971038 $0.850602 $0.789806 $0.644	$1.069946 $0.922344 $0.964047 $0.883020 $0.647909 $1.083110 $0.959075 $0.971038 $0.850602 $0.789806	20,961.198 21,225.561 21,487.769 33,897.077 45,275.710 68,095.521 68,692.814 158,414.895 18,256.315 57,870.598
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.305809 $1.390769 $1.089830 $0.872507 $1.483337 $1.315267 $1.177162 $1.152953 $1.040451 $0.726000	$1.453784 $1.305809 $1.390769 $1.089830 $0.872507 $1.483337 $1.315267 $1.177162 $1.152953 $1.040451	214,767.030 860,135.540 978,756.721 1,325,566.365 1,413,099.369 1,135,288.563 950,455.376 1,011,972.692 853,497.860 645,130.767
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18,1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.512168 $1.455557 $1.387529 $1.331750 $1.282597 $1.224054 $1.187062 $1.174465 $1.149659 $1.125	$1.576102 $1.512168 $1.455557 $1.387529 $1.331750 $1.282597 $1.224054 $1.187062 $1.174465 $1.149659	23,292,924.203 25,415,883.674 24,875,346.773 23,486,450.355 22,503,141.503 26,949,369.011 23,559,803.482 21,066,500.669 15,922,163.147 9,384,152.959
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.382999 $2.814412 $2.268629 $1.631700 $2.873746 $2.712059 $2.185709 $1.805267 $1.408442 $0.899	$2.828593 $2.382999 $2.814412 $2.268629 $1.631700 $2.873746 $2.712059 $2.185709 $1.805267 $1.408442	7,157,665.914 7,492,385.863 7,657,478.997 7,884,027.551 8,798,042.523 8,619,751.111 8,935,169.349 9,183,697.611 8,468,912.058 5,030,462.442
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.765571 $2.138671 $1.946565 $1.419639 $2.635388 $2.393895 $1.790869 $1.547241 $1.228331 $0.823	$2.053088 $1.765571 $2.138671 $1.946565 $1.419639 $2.635388 $2.393895 $1.790869 $1.547241 $1.228331	13,373,933.124 13,704,788.269 13,541,525.754 13,704,731.296 15,355,376.013 14,508,225.962 14,730,747.916 15,011,306.402 13,113,305.351 9,099,983.262
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18,1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.293103 $1.347022 $1.123378 $0.869790 $1.455961 $1.509153 $1.267152 $1.162208 $0.995999 $0.745	$1.567396 $1.293103 $1.347022 $1.123378 $0.869790 $1.455961 $1.509153 $1.267152 $1.162208 $0.995999	22,270,725.645 24,159,273.665 26,005,012.657 29,067,610.832 31,839,691.023 31,982,901.137 30,769,461.239 28,072,051.518 23,621,839.297 15,889,251.813

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.235817 $1.237827 $1.231551 $1.216255 $1.177000 $1.128000 $1.084541 $1.067822 $1.065931 $1.058	$1.238827 $1.235817 $1.237827 $1.231551 $1.216255 $1.177000 $1.128000 $1.084541 $1.067822 $1.065931	19,573,287.930 27,815,541.847 24,000,407.447 22,635,692.794 22,270,173.005 24,263,588.606 20,761,155.376 19,389,443.774 15,560,121.201 10,159,183.732
VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.952747 $2.058024 $1.604067 $1.274451 $2.033141 $2.377255 $1.977030 $1.877030 $1.533537 $0.928	$2.331478 $1.952747 $2.058024 $1.604067 $1.274451 $2.033141 $2.377255 $1.977030 $1.877030 $1.533537	11,489,108.473 11,549,161.343 14,276,786.224 16,390,412.522 16,949,714.075 16,266,491.543 15,741,507.942 15,558,939.518 12,784,226.454 9,157,566.110
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.983620 $0.983110 $0.863423 $0.650943 $1.001055 $0.936879 $0.865002 $0.841950 $0.799523 $0.640	$1.092099 $0.983620 $0.983110 $0.863423 $0.650943 $1.001055 $0.936879 $0.865002 $0.841950 $0.799523	94,647.129 174,839.439 174,839.439 181,040.850 252,398.443 276,189.135 327,848.713 350,911.590 382,814.029 169,891.975
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.320792 $1.221916 $1.068504 $0.879428 $1.258881 $1.185254 $1.026056 $0.991372 $0.951686 $0.792	$1.445966 $1.320792 $1.221916 $1.068504 $0.879428 $1.258881 $1.185254 $1.026056 $0.991372 $0.951686	25,579.438 29,345.170 29,894.382 127,845.755 147,222.432 169,206.815 252,375.891 322,903.049 434,587.218 666,054.068
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2012 2011 2010	$1.021485 $1.085037 $1.000000	$1.118662 $1.021485 $1.085037	136,328.400 116,206.809 227,227.900
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.328366 $1.275437 $1.144745 $0.897758 $1.134336 $1.096899 $0.954206 $0.903168 $0.826580 $0.689	$1.499321 $1.328366 $1.275437 $1.144745 $0.897758 $1.134336 $1.096899 $0.954206 $0.903168 $0.826580	447,400.124 355,390.783 639,347.870 337,485.926 68,251.149 65,111.248 92,807.342 85,042.887 29,405.922 88,578.104
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.550928 $1.474991 $1.410936 $1.349125 $1.301550 $1.231956 $1.190079 $1.173397 $1.139328 $1.120	$1.587503 $1.550928 $1.474991 $1.410936 $1.349125 $1.301550 $1.231956 $1.190079 $1.173397 $1.139328	1,660,434.572 2,926,207.574 2,059,366.210 2,077,844.056 2,437,220.824 2,514,989.417 2,399,960.916 2,423,994.740 1,851,148.927 1,734,568.805

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.052929 $1.963739 $1.721884 $1.133277 $1.540537 $1.498456 $1.360432 $1.333153 $1.214176 $0.999	$2.340543 $2.052929 $1.963739 $1.721884 $1.133277 $1.540537 $1.498456 $1.360432 $1.333153 $1.214176	1,202,276.767 1,198,271.735 1,475,462.363 1,712,471.304 2,055,497.911 2,697,939.881 2,597,521.938 2,735,412.842 3,690,140.363 3,794,609.112
Federated Prime Money Fund II Subaccount Inception Date December 7, 1994	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.136177 $1.143039 $1.149905 $1.151614 $1.129819 $1.085019 $1.044001 $1.022638 $1.020480 $1.020	$1.129267 $1.136177 $1.143039 $1.149905 $1.151614 $1.129819 $1.085019 $1.044001 $1.022638 $1.020480	7,752,347.374 7,905,682.722 5,840,535.529 5,270,898.436 13,143,016.049 6,848,408.764 4,945,100.695 4,639,408.822 3,867,753.698 3,892,259.552
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.054158 $1.087948 $0.933714 $0.692148 $1.211275 $1.036286 $1.000	$1.219851 $1.054158 $1.087948 $0.933714 $0.692148 $1.211275 $1.036286	2,901,678.331 3,179,028.556 3,628,858.553 5,171,086.451 4,355,368.724 2,580,137.249 665,319.393
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.766372 $1.987927 $1.552256 $1.114712 $1.851845 $1.611228 $1.438221 $1.222968 $1.000	$2.016189 $1.766372 $1.987927 $1.552256 $1.114712 $1.851845 $1.611228 $1.438221 $1.222968	543,638.695 434,766.102 529,297.307 505,821.937 622,436.421 669130.213 747,022.702 501,964.739 89,625.850
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.211767 $1.336744 $1.061921 $0.677907 $1.396422 $1.328766 $1.149027 $1.125929 $1.000	$1.533122 $1.211767 $1.336744 $1.061921 $0.677907 $1.396422 $1.328766 $1.149027 $1.125929	310,659.973 402,167.657 420,538.901 756,078.055 170,243.292 184,672.851 199,915.126 164,806.654 110,156.286
NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.473187 $3.206414 $2.777355 $1.722282 $4.111621 $2.882324 $2.154623 $1.648088 $1.384188 $0.872	$2.870961 $2.473187 $3.206414 $2.777355 $1.722282 $4.111621 $2.882324 $2.154623 $1.648088 $1.384188	757,612.476 1,297,855.689 1,311,261.298 1,386,954.908 1,357,678.640 1,063,783.168 1,336,122.310 1,066,742.833 783,476.002 534,117.748
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund - Class 2 Shares(6) Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.827193 $1.215990 $0.955222 $0.647333 $1.254527 $1.085675 $1.032250 $0.925493 $0.859676 $0.637	$0.914434 $0.827193 $1.215990 $0.955222 $0.647333 $1.254527 $1.085675 $1.032250 $0.925493 $0.859676	28,676.135 30,389.817 23,271.313 24,916.455 27,049.226 42,640.852 42,887.590 79,132.589 71,488.351 51,422.118

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.262168 $1.351632 $1.181560 $0.733137 $1.237175 $1.079598 $0.922763 $0.859954 $0.833190 $0.616	$1.342791 $1.262168 $1.351632 $1.181560 $0.733137 $1.237175 $1.079598 $0.922763 $0.859954 $0.833190	10,949.460 10,949.460 0.000 3,261.653 8,140.059 18,726.283 44,931.786 51,527.536 82,141.928 55,582.035
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.314813 $1.297588 $1.135967 $0.903781 $1.441734 $1.376361 $1.196627 $1.148713 $1.042940 $0.817	$1.514180 $1.314813 $1.297588 $1.135967 $0.903781 $1.441734 $1.376361 $1.196627 $1.148713 $1.042940	15,876,312.340 17,087,035.447 18,733,874.308 21,923,618.852 20,154,916.538 18,542,352.157 15,564,397.558 13,879,232.891 13,328,664.848 8,121,760.396
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.682295 $1.727550 $1.386234 $0.993457 $1.717725 $1.628114 $1.439836 $1.270854 $1.062613 $0.797	$1.936692 $1.682295 $1.727550 $1.386234 $0.993457 $1.717725 $1.628114 $1.439836 $1.270854 $1.062613	2,321,966.803 2,465,677.457 2,488,162.306 2,560,649.505 3,243,827.080 3,169,088.568 3,15,649.428 2,953,824.921 1,919,259.914 1,166,225.739
Vanguard – REIT Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.236367 $2.074701 $1.627394 $1.267706 $2.032337 $2.451572 $1.827797 $1.644141 $1.267349 $0.941	$2.611087 $2.236367 $2.074701 $1.627394 $1.267706 $2.032337 $2.451572 $1.827797 $1.644141 $1.267349	3,662,516.576 3,723,209.485 4,392,861.393 4,829,248.401 4,182,929.013 4,166,086.334 4,868,947.434 4,672,816.793 4,242,532.165 3,222,018.073
Vanguard – International Subaccount Inception Date May 1, 2007	2012 2011 2010 2009 2008 2007	$0.830783 $0.966612 $0.840283 $0.592033 $1.081274 $1.000000	$0.992100 $0.830783 $0.966612 $0.840283 $0.592033 $1.081274	3,868,745.935 3,143,648.257 3,530,789.111 3,413,800.705 2,104,554.137 441,216.217
Vanguard – Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.405631 $1.386082 $1.325234 $1.170907 $1.220091 $1.157676 $1.110001 $1.092107 $1.076457 $1.046	$1.458923 $1.405631 $1.386082 $1.325234 $1.170907 $1.220091 $1.157676 $1.110001 $1.092107 $1.076457	11,377,790.624 13,410,264.310 10,790,395.891 10,166,278.686 10,528,972.117 10,219,726.445 9,232,343.425 8,038,430.648 5,604,990.353 3,653,958.373

0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.593157 $1.488777 $1.406288 $1.335405 $1.276682 $1.200526 $1.157846 $1.137478 $1.098159 $1.062	$1.647334 $1.593157 $1.488777 $1.406288 $1.335405 $1.276682 $1.200526 $1.157846 $1.137478 $1.098159	12,431,911.221 10,854,706.236 11,559,049.282 12,446,949.284 8,465,821.066 8,068,817.301 6,872,470.880 5,230,831.039 3,432,334.135 2,032,328.432
Wanger International Subaccount Inception Date September 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.261528 $2.664692 $2.145937 $1.441307 $2.665470 $2.305467 $1.690910 $1.399715 $1.080928 $0.730	$2.732715 $2.261528 $2.664692 $2.145937 $1.441307 $2.665470 $2.305467 $1.690910 $1.399715 $1.080928	466,815.325 541,089.029 742,290.794 694,999.210 721,114.812 1,018,126.456 1,285,950.183 1,200,334.402 944,530.961 631,039.327
Wanger USA Subaccount Inception Date September 20, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.738662 $1.812379 $1.478084 $1.045473 $1.743814 $1.664632 $1.552374 $1.403700 $1.193356 $0.838	$2.074156 $1.738662 $1.812379 $1.478084 $1.045473 $1.743814 $1.664632 $1.552374 $1.403700 $1.193356	1,119,695.932 1,261,396.000 1,423,742.703 1,746,009.407 1,834,926.590 2,166,217.193 2,622,777.565 2,390,531.848 1,991,761.308 1,706,191.113
WFAVT Small Cap Value Fund Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.473286 $1.598194 $1.371224 $0.861195 $1.562428 $1.582877 $1.376012 $1.188178 $1.023686 $0.744	$1.669415 $1.473286 $1.598194 $1.371224 $0.861195 $1.562428 $1.582877 $1.376012 $1.188178 $1.023686	234,558.311 87,049.403 115,114.171 280,340.706 186,064.025 202,117.306 529,958.444 676,733.660 664,566.240 854,092.940

1.	Effective on or about May 1, 2013, formerly known as Transamerica Index 50 VP.
2.	Effective on or about May 1, 2013, formerly known as Transamerica Index 75 VP.
3.	Effective on or about May 1, 2013, Transamerica Efficient Markets VP will merge into Transamerica Vanguard ETF Portfolio – Growth VP.
4.	Effective on or about May 1, 2013, formerly known as Transamerica BlackRock Large Cap Value VP.
5.	Effective on or about May 1, 2013, formerly known as Transamerica Morgan Stanley Active International Allocation VP.
6.	Effective close of business April 26, 2013, Columbia Variable Portfolio – Mid Cap Growth Fund will merge into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund.

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF - Balanced – Initial Class(1) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$1.063764 $1.054136 $0.955229 $0.824415 $1.000000	$1.148521 $1.063764 $1.054136 $0.955229 $0.824415	0.000 0.000 0.000 0.000 0.000
TA Vanguard ETF - Growth – Initial Class(2)(3) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$0.990396 $1.005428 $0.894355 $0.727837 $1.000000	$1.099977 $0.990396 $1.005428 $0.894355 $0.727837	0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.550082 $1.519782 $1.404243 $1.128664 $1.441314 $1.363670 $1.254054 $1.199995 $1.100876 $0.901	$1.654920 $1.550082 $1.519782 $1.404243 $1.128664 $1.441314 $1.363670 $1.254054 $1.199995 $1.100876	0.000 0.000 0.000 0.000 0.000 145,682.511 145,682.511 145,682.511 145,683 161,869.457
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.358668 $1.445802 $1.265933 $0.981488 $1.636511 $1.528654 $1.330735 $1.193301 $1.051863 $0.809	$1.519899 $1.358668 $1.445802 $1.265933 $0.981488 $1.636511 $1.528654 $1.330735 $1.193301 $1.051863	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.538596 $1.539558 $1.403899 $1.117881 $1.519777 $1.416973 $1.279315 $1.198397 $1.082823 $0.873	$1.672840 $1.538596 $1.539558 $1.403899 $1.117881 $1.519777 $1.416973 $1.279315 $1.198397 $1.082823	53,022.997 11,064.385 139,283.709 11,064.385 11,064.385 11,064.385 11,064.385 11,071.539 11,,072 0.000
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.476147 $1.516244 $1.353792 $1.063210 $1.591599 $1.485941 $1.313821 $1.23103 $1.066490 $0.844	$1.622696 $1.476147 $1.516244 $1.353792 $1.063210 $1.591599 $1.485941 $1.313821 $1.23103 $1.066490	7,784.263 16,710.645 21,872.987 7,784.263 7,784.263 7,784.263 1,253,257.564 1,289,440.122 1,312,266 1,026,859.772
TA Barrow Hanley Dividend Focused - Initial Class(4) Subaccount Inception Date November 19, 2009	2012 2011 2010 2009	$1.123715 $1.100893 $1.003266 $0.984672	$1.247293 $1.123715 $1.100893 $1.003266	10,938.947 12,921.479 12,921.479 5,502.928
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$28.264016 $30.178545 $26.260490 $19.810808 $34.605654 $37.335227 $26.412035 $23.426754 $17.747415 $13.160	$35.171703 $28.264016 $30.178545 $26.260490 $19.810808 $34.605654 $37.335227 $26.412035 $23.426754 $17.747415	34,458.473 18,707.634 20,906.184 24,207.054 28,176.804 48,929.187 71,414.071 81,719.962 111,270 171,570

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JP Morgan Enhanced Index- Initial Class Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$14.100350 $14.087667 $12.310946 $9.561646 $15.361466 $14.790720 $12.909972 $12.559244 $11.386439 $8.888	$16.299394 $14.100350 $14.087667 $12.310946 $9.561646 $15.361466 $14.790720 $12.909972 $12.559244 $11.386439	146,765.023 149,730.326 149,822.673 217,711.306 239,326.218 295,275.233 347,294.095 442,623.782 420,976 665,507
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.235521 $1.320204 $1.042704 $0.820479 $1.297769 $1.292862 $1.097576 $1.061410 $0.978856 $0.729	$1.418360 $1.235521 $1.320204 $1.042704 $0.820479 $1.297769 $1.292862 $1.097576 $1.061410 $0.978856	0.000 0.000 5,517.439 5,517.439 5,517.439 5,517.439 5,517.439 5,517.439 12,446 92,510.213
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.390171 $1.555644 $1.417019 $1.074920 $1.671990 $1.541803 $1.260924 $1.124436 $0.989796 $0.795	$1.687156 $1.390171 $1.555644 $1.417019 $1.074920 $1.671990 $1.541803 $1.260924 $1.124436 $0.989796	201,283.780 39,031.720 52,111.364 64,510.777 100,479.675 90,124.072 123,725.155 129,637.320 158,465 64,880.955
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.632288 $1.545963 $1.451583 $1.259128 $1.303739 $1.204464 $1.163292 $1.144186 $1.102095 $1.057	$1.744120 $1.632288 $1.545963 $1.451583 $1.259128 $1.303739 $1.204464 $1.163292 $1.144186 $1.102095	798,336.291 1,759,175.107 1,873,033.906 1,305,619.511 1,450,657.124 1,781,631.119 1,782,437.953 653,795.094 355,941 465,901.044
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.223521 $1.210953 $0.906691 $0.657941 $1.038825 $0.953944 $1.000000	$1.406325 $1.223521 $1.210953 $0.906691 $0.657941 $1.038825 $0.953944	40,919.874 39,173.721 15,504.336 0.000 16,458.355 0.000 0.000
TA Efficient Markets – Initial Class(3) Subaccount Inception Date November 10, 2008	2012 2011 2010 2009 2008	$1.329257 $1.364144 $1.218564 $1.038061 $1.000000	$1.485671 $1.329257 $1.364144 $1.218564 $1.038061	0.000 0.000 0.000 0.000 0.000
TA WMC Diversified Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.237449 $1.293771 $1.105313 $0.861097 $1.605203 $1.389423 $1.286344 $1.110971 $7.406285 $5.522	$1.391316 $1.237449 $1.293771 $1.105313 $0.861097 $1.605203 $1.389423 $1.286344 $1.110971 $7.406285	760,998.530 1,378,235.317 1,402,839.584 1,656,571.830 1,853,266.977 2,170,738.483 2,914,463.375 1,542,179.343 1,379,374 308,368.183

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$37.078960 $38.338220 $29.588484 $20.794733 $35.394843 $28.560397 $24.349604 $21.580876 $18.669705 $9.847	$42.874717 $37.078960 $38.338220 $29.588484 $20.794733 $35.394843 $28.560397 $24.349604 $21.580876 $18.669705	17,727.769 25,928.321 24,065.977 25,723.005 25,943.601 33,728.305 35,228.546 47,453.857 61,703 86,713
TA TS&W International Equity - Initial Class(5) Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$12.020482 $14.116252 $13.097510 $10.472084 $17.231985 $15.003550 $12.226714 $10.814525 $9.380292 $7.109	$13.942953 $12.020482 $14.116252 $13.097510 $10.472084 $17.231985 $15.003550 $12.226714 $10.814525 $9.380292	38,759.669 44,427.955 53,283.321 67,742.173 80,851.597 102,172.071 131,385.426 180,498.351 202,778 245,313
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.173717 $1.266292 $0.951836 $0.596675 $1.118155 $0.918490 $0.841117 $0.787151 $0.739462 $0.581	$1.271998 $1.173717 $1.266292 $0.951836 $0.596675 $1.118155 $0.918490 $0.841117 $0.787151 $0.739462	118,404.099 140,670.884 103,493.698 42,656.003 27,350.563 28,091.044 28,619.591 28,658.394 28,255 26,700.574
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2012 2011 2010	$1.174304 $1.136065 $1.000000	$1.313314 $1.174304 $1.136065	524,494.739 626,003.897 676,523.414
AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.744774 $0.978718 $0.830715 $0.545979 $1.046062 $0.878196 $0.815530 $0.791931 $0.758513 $0.531	$0.837927 $0.744774 $0.978718 $0.830715 $0.545979 $1.046062 $0.878196 $0.815530 $0.791931 $0.758513	14,129.674 14,129.674 14,129.674 14,129.674 14,129.674 14,129.674 14,126.907 14,129.674 14,130 14,129.674
AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.045249 $1.041936 $0.913545 $0.692029 $1.213422 $1.084070 $1.104812 $0.996080 $0.875372 $0.654	$1.179476 $1.045249 $1.041936 $0.913545 $0.692029 $1.213422 $1.084070 $1.104812 $0.996080 $0.875372	26,854.400 26,854.400 26,856.883 26,854.883 26,854.883 29,369.838 32,061.679 32,268.688 39,938 0.000
AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.917501 $0.959464 $0.879253 $0.645470 $1.079581 $0.956428 $0.968833 $0.849087 $0.788790 $0.644	$1.063798 $0.917501 $0.959464 $0.879253 $0.645470 $1.079581 $0.956428 $0.968833 $0.849087 $0.788790	0.000 0.000 0.000 0.000 21,691.484 21,691.484 50,029.029 27,404.530 19,619 11,464

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$15.824070 $16.862017 $13.220026 $10.589068 $18.011397 $15.978616 $14.307909 $14.020673 $12.658764 $8.840000	$17.608444 $15.824070 $16.862017 $13.220026 $10.589068 $18.011397 $15.978616 $14.307909 $14.020673 $12.658764	21,029.809 23,314.016 26,723.127 31,109.908 61,348.639 64,808.103 55,618.011 55,465.068 47,446 57,066
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$23.672582 $22.797580 $21.743066 $20.879320 $20.118789 $19.210246 $18.638944 $18.450519 $18.069956 $17.693000	$24.661193 $23.672582 $22.797580 $21.743066 $20.879320 $20.118789 $19.210246 $18.638944 $18.450519 $18.069956	291,278.111 341,353.075 406,205.628 404,336.203 414,825.156 605,760.590 621,766.141 720,214.342 753,666 809,316
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$21.730295 $25.677053 $20.707949 $14.901527 $26.257613 $24.792666 $19.990937 $16.519544 $12.894695 $8.235000	$25.780807 $21.730295 $25.677053 $20.707949 $14.901527 $26.257613 $24.792666 $19.990937 $16.519544 $12.894695	203,501.119 219,783.384 228,417.357 258,354.452 337,816.457 347,460.775 416,369.391 555,959.410 730,401 767,292
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$23.312751 $28.253229 $25.728187 $18.773108 $34.867415 $31.688212 $23.717646 $20.501250 $16.283703 $10.910000	$27.095590 $23.312751 $28.253229 $25.728187 $18.773108 $34.867415 $31.688212 $23.717646 $20.501250 $16.283703	247,213.727 261,993.800 280,416.820 297,436.457 358,857.688 403,322.040 494,259.341 655,502.862 864,883 980,021
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$30.524448 $31.812823 $26.544094 $20.562453 $34.437028 $35.713089 $30.001098 $27.530251 $23.604732 $17.667000	$36.980959 $30.524448 $31.812823 $26.544094 $20.562453 $34.437028 $35.713089 $30.001098 $27.530251 $23.604732	250,345.425 284,875.745 317,074.585 376,576.661 466,510.635 501,868.069 569,646.587 690,914.775 856,713 897,346
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$16.023587 $16.058179 $15.985114 $15.794483 $15.292447 $14.662905 $14.105109 $13.894007 $13.876360 $13.774000	$16.053950 $16.023587 $16.058179 $15.985114 $15.794483 $15.292447 $14.662905 $14.105109 $13.894007 $13.876360	520,412.381 572,312.918 586,737.960 582,909.705 514,859.239 823,505.195 787,749.211 899,407.208 960,799 1,160,101

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$39.550637 $41.703705 $32.520962 $25.851235 $41.261403 $48.268976 $40.162336 $38.149891 $31.184051 $18.888000	$47.197896 $39.550637 $41.703705 $32.520962 $25.851235 $41.261403 $48.268976 $40.162336 $38.149891 $31.184051	140,540.944 157,851.091 178,367.713 208,948.359 262,539.166 295,607.924 331,092.435 423,368.472 618,201 717,600
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.978501 $0.978466 $0.859762 $0.648492 $0.997788 $0.934286 $0.863032 $0.840456 $0.798516 $0.639000	$1.085876 $0.978501 $0.978466 $0.859762 $0.648492 $0.997788 $0.934286 $0.863032 $0.840456 $0.798516	17,751.696 19,500.621 31,529.635 41,774.027 55,589.549 63,967.529 64,567.698 64,567.698 64,568 64,567.698
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.313905 $1.216156 $1.063979 $0.876128 $1.254784 $1.181988 $1.023726 $0.989615 $0.950483 $0.792	$1.437709 $1.313905 $1.216156 $1.063979 $0.876128 $1.254784 $1.181988 $1.023726 $0.989615 $0.950483	0.000 0.000 0.000 0.000 19,477.279 61,768.178 61,768.178 63,024.386 61,903 100,639.495
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2012 2011 2010	$1.020572 $1.084604 $1.000000	$1.117108 $1.020572 $1.084604	361,142.532 511,169.847 777,638.829
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$20.184624 $19.389953 $17.411869 $13.661861 $17.270655 $16.708979 $14.542572 $13.771444 $12.609999 $10.518000	$22.770881 $20.184624 $19.389953 $17.411869 $13.661861 $17.270655 $16.708979 $14.542572 $13.771444 $12.609999	13,137.216 14,525.263 14,297.560 15,333.738 17,749.033 15,451.070 19,085.480 37,509.341 43,038 44,170
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$21.836037 $20.777219 $19.884787 $19.023115 $18.361462 $17.388494 $16.805776 $16.578556 $16.105222 $15.835000	$22.339823 $21.836037 $20.777219 $19.884787 $19.023115 $18.361462 $17.388494 $16.805776 $16.578556 $16.105222	67,775.064 72,192.407 74,525.993 116,210.160 141,396.224 193,115.879 201,515.600 256,300.708 297,704 387,836
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$25.624871 $24.523836 $21.514199 $14.166879 $19.267604 $18.750641 $17.031897 $16.698744 $15.215940 $12.531000	$29.200189 $25.624871 $24.523836 $21.514199 $14.166879 $19.267604 $18.750641 $17.031897 $16.698744 $15.215940	71,320.826 66,253.419 82,882.603 113,247.123 119,419.551 149,449.284 214,350.649 254,389.168 303,789 351,231

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Prime Money Fund II Subaccount Inception Date December 7, 1994	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$14.934983 $15.031798 $15.129344 $15.159159 $14.879709 $14.296822 $13.763074 $13.487982 $13.466238 $13.462000	$14.837994 $14.934983 $15.031798 $15.129344 $15.159159 $14.879709 $14.296822 $13.763074 $13.487982 $13.466238	172,551.944 193,702.724 151,015.399 158,034.893 237,697.406 184,412.287 185,440.362 214,989.127 262,560 376,674
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.051197 $1.085432 $0.932014 $0.691234 $1.210280 $1.035939 $1.000000	$1.215818 $1.051197 $1.085432 $0.932014 $0.691234 $1.210280 $1.035939	72,164.086 160,308.386 141,700.401 142,489.299 263,384.615 0.000 0.000
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.759650 $1.981342 $1.547891 $1.112132 $1.848487 $1.609103 $1.437037 $1.222571 $1.000	$2.007507 $1.759650 $1.981342 $1.547891 $1.112132 $1.848487 $1.609103 $1.437037 $1.222571	27,451.413 28,733.034 30,067.510 34,332.213 36,699.708 42,655.794 65,452.479 44,455.332 49,131
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.207149 $1.332318 $1.058944 $0.676343 $1.393896 $1.327020 $1.148082 $1.125557 $1.000	$1.526504 $1.207149 $1.332318 $1.058944 $0.676343 $1.393896 $1.327020 $1.148082 $1.125557	120,229.574 136,183.579 141,082.206 128,862.202 25,141.673 25,141.673 25,141.673 25,141.673 25,142
NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$17.721376 $22.986636 $19.920664 $12.359231 $29.520112 $20.704447 $15.484852 $11.850324 $9.957720 $6.276000	$20.561296 $17.721376 $22.986636 $19.920664 $12.359231 $29.520112 $20.704447 $15.484852 $11.850324 $9.957720	27,298.854 38,217.316 40,440.949 45,851.456 69,412.895 85,052.843 109,321.500 150,138.318 203,184 207,243
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund - Class 2 Shares(6) Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.826914 $1.210233 $0.951165 $0.644907 $1.250436 $1.082679 $1.029913 $0.923862 $0.858577 $0.637000	$0.913671 $0.826914 $1.210233 $0.951165 $0.644907 $1.250436 $1.082679 $1.029913 $0.923862 $0.858577	76,318.954 79,836.470 57,966.768 67,910.980 72,526.490 75,684.389 76,128.158 76,751.489 76,394 19,266.647
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.255562 $1.345218 $1.176538 $0.730378 $1.233138 $1.076606 $0.920674 $0.858432 $0.832124 $0.616	$1.335108 $1.255562 $1.345218 $1.176538 $0.730378 $1.233138 $1.076606 $0.920674 $0.858432 $0.832124	54,522.027 55,280.341 20,540.646 25,048.001 31,121.356 34,780.964 35,043.013 35,266.651 34,833 34,771.816

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.308529 $1.292033 $1.131654 $0.900797 $1.437694 $1.373192 $1.194465 $1.147196 $1.042081 $0.816000	$1.506201 $1.308529 $1.292033 $1.131654 $0.900797 $1.437694 $1.373192 $1.194465 $1.147196 $1.042081	591,928.013 677,257.474 823,362.337 851,407.662 1,147,458.135 1,141,591.533 1,142,943.169 1,451,022.563 1,227,352 863,820.761
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.674201 $1.720098 $1.380944 $0.990167 $1.712888 $1.624344 $1.437207 $1.269154 $1.061727 $0.797000	$1.926416 $1.674201 $1.720098 $1.380944 $0.990167 $1.712888 $1.624344 $1.437207 $1.269154 $1.061727	57,273.569 62,020.552 88,568.493 98,781.883 94,739.209 231,954.469 191,536.049 189,212.254 213,788 168,033.293
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.225664 $2.065794 $1.621212 $1.263518 $2.026627 $2.445905 $1.824468 $1.641967 $1.266290 $0.941000	$2.597295 $2.225664 $2.065794 $1.621212 $1.263518 $2.026627 $2.445905 $1.824468 $1.641967 $1.266290	265,580.623 263,254.836 284,623.925 300,120.856 320,605.392 238,811.900 324,811.039 370,184.894 812,377 240,889.768
Vanguard – International Subaccount Inception Date May 1, 2007	2012 2011 2010 2009 2008 2007	$0.828842 $0.964834 $0.839168 $0.591535 $1.080912 $1.000000	$0.989295 $0.828842 $0.964834 $0.839168 $0.591535 $1.080912	43,921.156 210,131.428 203,905.580 195,890.327 111,859.625 0.000
Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.398904 $1.380145 $1.320221 $1.167051 $1.216702 $1.155054 $1.108055 $1.090718 $1.075578 $1.045000	$1.451222 $1.398904 $1.380145 $1.320221 $1.167051 $1.216702 $1.155054 $1.108055 $1.090718 $1.075578	1,276,722.604 1,097,306.392 508,309.401 542,800.426 253,165.517 602,341.023 524,509.007 483,081.580 437,812 543,197.414
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.585578 $1.482418 $1.400983 $1.331021 $1.273128 $1.197784 $1.155766 $1.135982 $1.097255 $1.062000	$1.638680 $1.585578 $1.482418 $1.400983 $1.331021 $1.273128 $1.197784 $1.155766 $1.135982 $1.097255	248,743.565 227,992.628 147,514.720 169,928.443 203,276.302 479,035.302 542,142.246 539,317.948 480,132 187,818.265

0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Wanger International Subaccount Inception Date September 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$53.903913 $63.544865 $51.199411 $34.404821 $63.658274 $55.088165 $40.423609 $33.478705 $25.866750 $17.489	$65.102210 $53.903913 $63.544865 $51.199411 $34.404821 $63.658274 $55.088165 $40.423609 $33.478705 $25.866750	12,875.298 14,193.646 16,776.413 21,560.004 24,635.963 32,993.774 42,449.409 58,796.030 74,012 120,840
Wanger USA Subaccount Inception Date September 20, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$41.850812 $43.646843 $35.613826 $25.202687 $42.057961 $40.168299 $37.477896 $33.905369 $28.839247 $20.267	$49.901662 $41.850812 $43.646843 $35.613826 $25.202687 $42.057961 $40.168299 $37.477896 $33.905369 $28.839247	26,850.733 32,670.665 35,115.682 39,077.407 51,464.033 64,053.591 72,348.000 97,299.979 136,830 206,683
WFAVT Small Cap Value Fund Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$16.447925 $17.851312 $15.323712 $9.628819 $17.477916 $17.715411 $15.407767 $13.311104 $11.474112 $8.245	$18.628198 $16.447925 $17.851312 $15.323712 $9.628819 $17.477916 $17.715411 $15.407767 $13.311104 $11.474112	10,738.085 11,652.575 19,152.239 25,402.117 35,079.886 50,620.956 52,917.198 55,825.527 61,828 65,649

1.	Effective on or about May 1, 2013, formerly known as Transamerica Index 50 VP.
2.	Effective on or about May 1, 2013, formerly known as Transamerica Index 75 VP.
3.	Effective on or about May 1, 2013, Transamerica Efficient Markets VP will merge into Transamerica Vanguard ETF Portfolio – Growth VP.
4.	Effective on or about May 1, 2013, formerly known as Transamerica BlackRock Large Cap Value VP.
5.	Effective on or about May 1, 2013, formerly known as Transamerica Morgan Stanley Active International Allocation VP.
6.	Effective close of business April 26, 2013, Columbia Variable Portfolio – Mid Cap Growth Fund will merge into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund.

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF - Balanced – Initial Class(1) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$1.059919 $1.051370 $0.953656 $0.823868 $1.000000	$1.143222 $1.059919 $1.051370 $0.953656 $0.823868	0.000 0.000 0.000 0.000 0.000
TA Vanguard ETF - Growth – Initial Class(2)(3) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$0.986784 $1.002759 $0.892871 $0.727352 $1.000000	$1.094879 $0.986784 $1.002759 $0.892871 $0.727352	109,294.179 0.000 0.000 0.000 0.000

0.75%
Subaccount	Year	Beginning AUV	Subaccount	Year
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.535241 $1.506722 $1.393560 $1.121188 $1.433189 $1.357347 $1.249478 $1.196796 $1.099033 $0.901	$1.637441 $1.535241 $1.506722 $1.393560 $1.121188 $1.433189 $1.357347 $1.249478 $1.196796 $1.099033	163,027.418 174,588.914 422,096.808 1,385,763.475 525,046.818 822,690.587 391,141.716 318,647.301 130,336.081 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.345684 $1.433403 $1.256320 $0.975014 $1.627352 $1.521618 $1.325911 $1.190160 $1.050140 $0.809	$1.503869 $1.345684 $1.433403 $1.256320 $0.975014 $1.627352 $1.521618 $1.325911 $1.190160 $1.050140	50,740.022 54,189.135 44,345.047 83,005.760 154,980.656 100,775.107 44,908.422 41,740.306 94,903.793 33,689.754
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.523852 $1.526312 $1.393209 $1.110473 $1.511226 $1.410426 $1.274668 $1.195226 $1.081041 $0.872	$1.655157 $1.523852 $1.526312 $1.393209 $1.110473 $1.511226 $1.410426 $1.274668 $1.195226 $1.081041	98,464.164 141,432.901 219,607.778 241,365.842 261,085.936 606,955.242 782,404.195 42,067.960 42,067.960 0.000
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.462039 $1.503233 $1.343509 $1.056183 $1.582672 $1.479067 $1.309030 $1.199903 $1.064711 $0.844	$1.605574 $1.462039 $1.503233 $1.343509 $1.056183 $1.582672 $1.479067 $1.309030 $1.199903 $1.064711	124,754.037 124,001.514 124,104.906 136,513.522 154,933.380 175,955.918 154,139.178 184,803.851 91,569.709 628.296
TA Barrow Hanley Dividend Focused - Initial Class(4) Subaccount Inception Date November 19, 2009	2012 2011 2010 2009	$1.121374 $1.099686 $1.003146 $0.984669	$1.243464 $1.121374 $1.099686 $1.003146	140,872.807 103,957.012 94,612.136 164,254.049
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.265158 $2.420996 $2.108768 $1.592434 $2.784456 $3.007087 $2.129400 $1.890591 $1.433686 $1.064	$2.815938 $2.265158 $2.420996 $2.108768 $1.592434 $2.784456 $3.007087 $2.129400 $1.890591 $1.433686	115,863.575 127,107.107 153,659.540 205,991.121 213,980.280 303,956.885 243,430.059 183,372.557 249,353.599 141,437.415
TA JP Morgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.110107 $1.110207 $0.971153 $0.755010 $1.214189 $1.170247 $1.022456 $0.995663 $0.903588 $0.706	$1.281948 $1.110107 $1.110207 $0.971153 $0.755010 $1.214189 $1.170247 $1.022456 $0.995663 $0.903588	97,919.247 104,535.631 145,796.124 221,208.333 376,754.552 450,354.749 329,649.305 239,167.447 356,013.180 1,367,507.815

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.222684 $1.307783 $1.033909 $0.814366 $1.289378 $1.285789 $1.092643 $1.057672 $0.976384 $0.728	$1.402219 $1.222684 $1.307783 $1.033909 $0.814366 $1.289378 $1.285789 $1.092643 $1.057672 $0.976384	15,148.617 15,317.176 15,377.266 24,405.281 24,467.096 24,533.100 24,575.118 24,618.523 24,665.248 29,344.251
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.376877 $1.542291 $1.406257 $1.067815 $1.662599 $1.534669 $1.256337 $1.121460 $0.988170 $0.795	$1.669358 $1.376877 $1.542291 $1.406257 $1.067815 $1.662599 $1.534669 $1.256337 $1.121460 $0.988170	83,390.034 74,029.067 125,060.116 164,495.478 86,310.915 264,161.705 282,308.125 41,083.201 61,552.017 573,521.694
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.616724 $1.532735 $1.440582 $1.250812 $1.296409 $1.198895 $1.159058 $1.141145 $1.100269 $1.057	$1.725779 $1.616724 $1.532735 $1.440582 $1.250812 $1.296409 $1.198895 $1.159058 $1.141145 $1.100269	2,344,695.201 2,242,491.098 2,972,647.552 3,300,558.231 2,461,946.651 2,136,858.946 1,339,704.667 948,781.784 469,691.245 438,083.214
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.216649 $1.205352 $0.903397 $0.656205 $1.037117 $0.953327 $1.000000	$1.397032 $1.216649 $1.205352 $0.903397 $0.656205 $1.037117 $0.953327	537,162.437 264,662.153 457,877.760 352,166.472 100,967.961 34,944.244 31,334.614
TA Efficient Markets – Initial Class(3) Subaccount Inception Date November 10, 2008	2012 2011 2010 2009 2008	$1.325129 $1.361255 $1.217186 $1.037918 $1.000000	$1.479582 $1.325129 $1.361255 $1.217186 $1.037918	131,743.919 0.000 0.000 0.000 0.000
TA WMC Diversified Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.224577 $1.281584 $1.095985 $0.854679 $1.594824 $1.381826 $1.280569 $1.107079 $0.963156 $0.739	$1.375473 $1.224577 $1.281584 $1.095985 $0.854679 $1.594824 $1.381826 $1.280569 $1.107079 $0.963156	326,944.333 375,832.273 765,355.619 748,354.731 697,418.419 751,404.778 1,045,357.865 668,383.796 442,463.183 132,041.061
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.305216 $2.385877 $1.843184 $1.296675 $2.209283 $1.784469 $1.522885 $1.351056 $1.169963 $0.618	$2.662879 $2.305216 $2.385877 $1.843184 $1.296675 $2.209283 $1.784469 $1.522885 $1.351056 $1.169963	184,101.978 107,088.427 107,073.343 196,535.472 67,795.772 6,767.293 6,849.837 25,269.206 25,270.111 72,001.844

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA TS&W International Equity - Initial Class(5) Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.272734 $1.496114 $1.389521 $1.112090 $1.831795 $1.596493 $1.302305 $1.153030 $1.001104 $0.759	$1.474810 $1.272734 $1.496114 $1.389521 $1.112090 $1.831795 $1.596493 $1.302305 $1.153030 $1.001104	19,935.794 38,906.356 112,197.913 131,136.113 153,771.834 218,674.036 172,677.792 80,040.571 149,064.803 159,465.145
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.161461 $1.254313 $0.943775 $0.592214 $1.110891 $0.913439 $0.837324 $0.784383 $0.737599 $0.580	$1.257457 $1.161461 $1.254313 $0.943775 $0.592214 $1.110891 $0.913439 $0.837324 $0.784383 $0.737599	189,881.168 112,532.154 346,764.687 464,706.225 20,254.345 152,129.663 49,829.856 78,862.301 63,389.867 72,917.580
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2012 2011 2010	$1.172367 $1.135313 $1.000000	$1.309842 $1.172367 $1.135313	61,908.741 59,304.010 64,822.465
AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.737011 $0.969481 $0.823692 $0.541901 $1.039271 $0.873362 $0.811860 $0.789151 $0.756591 $0.530	$0.828350 $0.737011 $0.969481 $0.823692 $0.541901 $1.039271 $0.873362 $0.811860 $0.789151 $0.756591	0.000 0.000 0.000 0.000 0.000 0.000 0.000 4,667.547 4,469.141 494,672.402
AllianceBernstein Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.034356 $1.032093 $0.905811 $0.686852 $1.205553 $1.078118 $1.099834 $0.992572 $0.873163 $0.653	$1.166023 $1.034356 $1.032093 $0.905811 $0.686852 $1.205553 $1.078118 $1.099834 $0.992572 $0.873163	15,042.692 15,682.778 16,310.705 16,946.922 68,262.039 77,474.204 78,313.840 116,864.962 148,989.076 108,827.248
AllianceBernstein Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.907958 $0.950421 $0.871834 $0.640654 $1.072589 $0.951182 $0.964473 $0.846104 $0.786798 $0.643	$1.051681 $0.907958 $0.950421 $0.871834 $0.640654 $1.072589 $0.951182 $0.964473 $0.846104 $0.786798	0.000 0.000 0.000 0.000 0.000 0.000 0.000 59,279.966 0.000 16,521.337
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.285451 $1.371134 $1.076049 $0.862762 $1.468969 $1.304487 $1.169252 $1.146916 $1.036545 $0.725	$1.428972 $1.285451 $1.371134 $1.076049 $0.862762 $1.468969 $1.304487 $1.169252 $1.146916 $1.036545	85,036.675 251,546.915 307,224.463 301,572.083 325,293.988 361,277.468 196,947.236 123,603.591 48,757.382 55,416.233

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.488599 $1.434995 $1.369980 $1.316861 $1.270151 $1.213998 $1.179060 $1.168298 $1.145334 $1.123	$1.549213 $1.488599 $1.434995 $1.369980 $1.316861 $1.270151 $1.213998 $1.179060 $1.168298 $1.145334	3,154,096.437 3,590,906.087 3,106,354.429 3,295,688.125 3,395,004.580 4,528,191.634 3,255,592.709 2,474,387.359 1,019,243.257 1,057,068.273
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.345873 $2.774685 $2.239936 $1.613469 $2.845878 $2.689786 $2.170995 $1.795784 $1.403131 $0.897	$2.780367 $2.345873 $2.774685 $2.239936 $1.613469 $2.845878 $2.689786 $2.170995 $1.795784 $1.403131	1,562,844.313 1,397,959.481 1,589,212.656 1,624,712.511 1,786,159.442 1,927,451.361 1,578,095.536 1,410,591.034 526,805.875 397,317.897
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.738037 $2.108457 $1.921919 $1.403761 $2.609832 $2.374239 $1.778797 $1.539099 $1.223687 $0.821	$2.018047 $1.738037 $2.108457 $1.921919 $1.403761 $2.609832 $2.374239 $1.778797 $1.539099 $1.223687	2,508,296.540 2,547,262.923 2,375,000.785 2,676,175.771 2,991,639.307 2,950,016.520 2,457,066.647 2,111,302.874 1,324,915.181 1,018,620.501
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.272952 $1.327998 $1.109158 $0.860061 $1.441822 $1.496749 $1.258606 $1.156087 $0.992228 $0.743	$1.540675 $1.272952 $1.327998 $1.109158 $0.860061 $1.441822 $1.496749 $1.258606 $1.156087 $0.992228	4,801,596.035 5,178,069.864 5,235,684.521 5,835,679.865 6,481,822.264 6,356,491.840 5,292,496.499 4,122,414.256 2,738,097.837 1,975,692.826
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.216377 $1.220179 $1.215846 $1.202571 $1.165498 $1.118629 $1.077128 $1.062080 $1.061815 $1.055	$1.217407 $1.216377 $1.220179 $1.215846 $1.202571 $1.165498 $1.118629 $1.077128 $1.062080 $1.061815	4,472,938.553 4,419,377.987 4,652,629.202 4,379,838.288 4,369,461.200 4,747,373.593 3,122,824.176 2,545,735.191 1,751,843.893 1,046,833.978
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.922285 $2.028926 $1.583751 $1.260192 $2.013419 $2.357726 $1.963698 $1.867137 $1.527732 $0.926	$2.291678 $1.922285 $2.028926 $1.583751 $1.260192 $2.013419 $2.357726 $1.963698 $1.867137 $1.527732	1,962,558.940 2,257,766.540 2,327,998.704 2,625,017.932 2,732,911.590 3,077,617.135 2,815,838.096 2,417,755.350 1,209,931.783 914,254.787

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.968292 $0.969229 $0.852501 $0.643655 $0.991328 $0.929166 $0.859154 $0.837514 $0.796501 $0.638	$1.073479 $0.968292 $0.969229 $0.852501 $0.643655 $0.991328 $0.929166 $0.859154 $0.837514 $0.796501	0.000 0.000 0.000 0.000 1,196.458 6,730.009 6,145.081 105,744.537 103,043.648 82,137.189
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.300220 $1.204668 $1.054985 $0.869594 $1.246671 $1.175527 $1.019142 $0.986163 $0.948103 $0.791	$1.421322 $1.300220 $1.204668 $1.054985 $0.869594 $1.246671 $1.175527 $1.019142 $0.986163 $0.948103	4,018.646 4,144.844 4,163.068 4,183.137 18,248.060 18,287.824 55,472.865 106,553.489 89,101.357 78,836.449
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2012 2011 2010	$1.018725 $1.083721 $0.000000	$1.113969 $1.018725 $1.083721	55,220.831 60,795.931 59,596.519
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.307694 $1.257457 $1.130295 $0.887741 $1.123355 $1.087909 $0.947787 $0.898411 $0.823457 $0.688	$1.473773 $1.307694 $1.257457 $1.130295 $0.887741 $1.123355 $1.087909 $0.947787 $0.898411 $0.823457	132,260.395 135,394.802 316,149.172 191,417.196 171,273.523 352,386.189 478,278.433 288,725.443 168,337.700 189,040.543
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.526738 $1.454141 $1.393069 $1.334027 $1.288914 $1.221828 $1.182055 $1.167228 $1.135042 $1.117	$1.560402 $1.526738 $1.454141 $1.393069 $1.334027 $1.288914 $1.221828 $1.182055 $1.167228 $1.135042	674,805.581 1,816,806.827 689,665.864 624,971.192 850,216.599 1,123,912.431 277,612.180 411,877.137 376,640.276 260,708.164
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.020960 $1.936049 $1.700132 $1.120629 $1.525617 $1.486169 $1.351274 $1.326143 $1.209590 $0.997	$2.300638 $2.020960 $1.936049 $1.700132 $1.120629 $1.525617 $1.486169 $1.351274 $1.326143 $1.209590	277,922.756 340,403.477 320,259.297 508,416.917 446,059.149 823,772.059 633,521.584 792,796.237 592,222.834 2,900,468.282
Federated Prime Money Fund II Subaccount Inception Date December 7, 1994	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.118632 $1.127004 $1.135419 $1.138773 $1.118890 $1.076133 $1.036978 $1.017256 $1.016629 $1.017	$1.110226 $1.118632 $1.127004 $1.135419 $1.138773 $1.118890 $1.076133 $1.036978 $1.017256 $1.016629	2,574,668.768 5,012,876.102 2,942,161.144 3,112,229.480 6,486,557.249 6,128,874.701 3,740,305.057 1,300,405.488 787,903.096 709,882.433

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.746298 $1.968276 $1.539202 $1.106984 $1.841767 $1.604856 $1.434664 $1.221755 $1.000	$1.990295 $1.746298 $1.968276 $1.539202 $1.106984 $1.841767 $1.604856 $1.434664 $1.221755	100,494.078 109,704.375 373,272.862 158,036.827 201,477.156 318,481.093 462,840.849 302,141.439 224,026.263
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.198007 $1.323542 $1.052999 $0.673217 $1.388839 $1.323523 $1.146197 $1.124815 $1.000	$1.513439 $1.198007 $1.323542 $1.052999 $0.673217 $1.388839 $1.323523 $1.146197 $1.124815	58,653.445 73,768.654 236,368.188 602,849.887 21,992.931 137,327.067 911.355 1,035.219 1,435.910
NVIT Developing Markets Fund Subaccount Inception Date February 5, 1996	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.434664 $3.161172 $2.742248 $1.703041 $4.071796 $2.858661 $2.140103 $1.639412 $1.378954 $0.870	$2.822010 $2.434664 $3.161172 $2.742248 $1.703041 $4.071796 $2.858661 $2.140103 $1.639412 $1.378954	195,471.331 374,923.096 356,308.947 506,275.529 395,134.780 444,202.252 531,265.945 593,387.513 207,493.666 298,053.075
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund - Class 2 Shares(6) Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.826363 $1.198795 $0.943116 $0.640088 $1.242352 $1.076742 $1.025281 $0.920609 $0.856427 $0.636	$0.912146 $0.826363 $1.198795 $0.943116 $0.640088 $1.242352 $1.076742 $1.025281 $0.920609 $0.856427	6,205.849 6,921.683 5,440.587 5,630.457 16,577.924 16,777.945 16,868.327 19,758.756 25,681.930 17,601.331
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.242491 $1.332536 $1.166602 $0.724925 $1.225154 $1.070706 $0.916532 $0.855419 $0.830041 $0.615	$1.319885 $1.242491 $1.332536 $1.166602 $0.724925 $1.225154 $1.070706 $0.916532 $0.855419 $0.830041	4,840.531 5,375.349 5,687.200 13,022.167 13,228.350 13,437.452 13,531.924 17,094.191 17,307.639 138,499.989
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.295991 $1.280928 $1.123044 $0.894835 $1.429603 $1.366826 $1.190108 $1.144147 $1.040340 $0.816	$1.490280 $1.295991 $1.280928 $1.123044 $0.894835 $1.429603 $1.366826 $1.190108 $1.144147 $1.040340	2,755,534.355 3,128,013.907 3,033,342.161 3,185,467.046 2,987,736.500 2,720,577.094 2,303,408.299 1,997,657.075 1,199,088.521 601,035.067

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.658178 $1.705325 $1.370434 $0.983603 $1.703236 $1.616796 $1.431957 $1.265777 $1.059954 $0.797	$1.906061 $1.658178 $1.705325 $1.370434 $0.983603 $1.703236 $1.616796 $1.431957 $1.265777 $1.059954	1,056,561.385 1,124,655.800 1,228,652.415 1,257,052.983 1,288,940.040 1,505,146.241 1,198,117.291 860,565.638 657,374.892 375,251.347
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.204421 $2.048103 $1.608907 $1.255178 $2.015271 $2.434636 $1.817860 $1.637629 $1.264203 $0.940	$2.569938 $2.204421 $2.048103 $1.608907 $1.255178 $2.015271 $2.434636 $1.817860 $1.637629 $1.264203	721,929.505 692,069.931 913,852.376 806,140.152 842,300.172 542,455.051 573,814.059 412,308.480 451,134.496 796,775.233
Vanguard International Subaccount Inception Date May 1, 2007	2012 2011 2010 2009 2008 2007	$0.825014 $0.961321 $0.836939 $0.590557 $1.080202 $1.000000	$0.983734 $0.825014 $0.961321 $0.836939 $0.590557 $1.080202	1,147,030.176 722,212.653 533,208.072 571,325.397 468,647.692 0.000
Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.385561 $1.368293 $1.310158 $1.159317 $1.209831 $1.149679 $1.104000 $1.087798 $1.073787 $1.045	$1.435940 $1.385561 $1.368293 $1.310158 $1.159317 $1.209831 $1.149679 $1.104000 $1.087798 $1.073787	2,627,656.100 2,789,049.764 2,624,337.415 2,174,669.489 1,624,972.547 1,839,908.393 1,359,403.994 1,142,790.161 810,288.698 703,167.020
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.570406 $1.469683 $1.390332 $1.322209 $1.265951 $1.192224 $1.151548 $1.132964 $1.095438 $1.061	$1.621380 $1.570406 $1.469683 $1.390332 $1.322209 $1.265951 $1.192224 $1.151548 $1.132964 $1.095438	2,249,109.293 2,185,060.282 2,272,009.119 1,620,590.868 1,441,962.202 1,710,133.553 1,225,763.972 464,698.859 328,976.964 357,180.924
Wanger International Subaccount Inception Date September 18, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.226261 $2.627043 $2.118764 $1.425175 $2.639595 $2.286518 $1.679508 $1.392339 $1.076834 $0.729	$2.686083 $2.226261 $2.627043 $2.118764 $1.425175 $2.639595 $2.286518 $1.679508 $1.392339 $1.076834	217,048.284 185,412.450 406,045.205 242,219.984 260,112.179 345,045.751 262,088.161 146,456.705 454,008.176 248,012.565

0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Wanger USA Subaccount Inception Date September 20, 1995	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.711579 $1.786799 $1.459396 $1.033793 $1.726906 $1.650964 $1.541919 $1.396325 $1.188865 $0.836	$2.038812 $1.711579 $1.786799 $1.459396 $1.033793 $1.726906 $1.650964 $1.541919 $1.396325 $1.188865	297,079.309 421,916.009 477,511.737 643,088.987 693,532.203 1,043,658.627 1,169,927.477 953,921.041 661,593.565 687,354.715
WFAVT Small Cap Value Fund Subaccount Inception Date October 13, 1997	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.450293 $1.575600 $1.353869 $0.851567 $1.547287 $1.569876 $1.366730 $1.181914 $1.019821 $0.742	$1.640892 $1.450293 $1.575600 $1.353869 $0.851567 $1.547287 $1.569876 $1.366730 $1.181914 $1.019821	85,278.407 118.690 25,363.320 160,517.795 19,402.256 24,964.614 412,990.563 485,888.681 357,556.116 291,360.828

1.	Effective on or about May 1, 2013, formerly known as Transamerica Index 50 VP.
2.	Effective on or about May 1, 2013, formerly known as Transamerica Index 75 VP.
3.	Effective on or about May 1, 2013, Transamerica Efficient Markets VP will merge into Transamerica Vanguard ETF Portfolio – Growth VP.
4.	Effective on or about May 1, 2013, formerly known as Transamerica BlackRock Large Cap Value VP.
5.	Effective on or about May 1, 2013, formerly known as Transamerica Morgan Stanley Active International Allocation VP.
6.	Effective close of business April 26, 2013, Columbia Variable Portfolio – Mid Cap Growth Fund will merge into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund.

APPENDIX C:   POLICY FORM NUMBER NA103

If you are a Policy Owner of Policy Form Number NA103, below is a description of the significant features of your Policy and the available investment choices that may be different than those described in the Prospectus. (The Policy Form Number appears on the bottom left-hand corner of your Policy.) Please see your actual Policy and any attachments for determining your specific coverage.

The Nursing Care and Terminal Condition Option, Unemployment Waiver Option, and the Guaranteed Minimum Death Benefit Options are currently not available to Policy Owners of Policy Form Number NA103.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Designated Period Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Portfolios you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, Monumental will move your investment out of the Portfolios and into the general account of Monumental.

•	Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

•	Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies.

•

Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of at least 10 years, 15 years, or 20 years, as elected. If the Annuitant dies before the period certain ends, Monumental will make any remaining payments to the Beneficiary.

•

Installment or Unit Refund Life Annuity—Available as either a fixed (Installment Refund) or variable (Unit Refund) Annuity Payment Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a period certain determined by dividing the Accumulated Value by the first Annuity Payment. If the Annuitant dies before the period certain ends, Monumental will make any remaining payments to the Beneficiary.

•	Designated Period Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.

Mortality and Expense Risk Charge

Monumental charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Charge is 0.50% of the net asset value of the Separate Account.

We guarantee that this annual charge will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to Monumental’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then Monumental will bear the loss. We expect to profit from this charge. We may use any profits for any proper purpose, including distribution expenses.

Fee Table

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer Cash Value between investment choices. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases	None
Contingent Deferred Sales Load (surrender charge)	None
Transfer Fees(1)	$10
Special Service Fee	$0 - $25

(1)	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each transfer in excess of 12 per Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - $30

Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.50%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.65%

The next item shows the lowest and highest total operating expenses charged by the Portfolios for the year ended December 31, 2013. Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Portfolio Annual Expenses(1)	Lowest	Highest

Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.29%	2.25%

(1)

The fee table information relating to the Portfolios was provided to Monumental by the underlying funds, their investment advisors or managers, and Monumental has not independently verified such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE TABLE

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2013, and the highest combination of Separate Account expenses that you would incur on a $10,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. As noted in the Fee Table, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract’s Annuity Payment Options.

1 Year	3 Years	5 Years	10 Years
$296	$907	$1,543	$3,253

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown. In addition, your rate of return may be more or less than the 5% assumed in the example.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

Minimum Balance Requirements

The minimum required balance in any Portfolio is $250, except where Purchase Payments are made by monthly payroll deduction. The minimum required balance in any General Account Guaranteed Option, except the Dollar Cost Averaging Fixed Account Option, is $1,000. If an exchange or withdrawal would reduce the balance in a Portfolio to less than $250 (or $1,000 in the case of a General Account Guaranteed Option other than the Dollar Cost Averaging Fixed Account Option), Monumental will transfer the remaining balance to the remaining Portfolios under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Purchase Payment within three years, Monumental may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an Additional Purchase Payment before your Contract is liquidated. Monumental would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. We will not exercise this right to cancel your Contract if it is a Qualified Contract.

DEATH BENEFIT

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the greater of the then-current Accumulated Value of the Contract (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) or the Adjusted Death Benefit. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Annuity Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. When Monumental receives Due Proof of Death of the Annuitant, Monumental will calculate the Death Benefit. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and Monumental has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Paid as a lump sum, the Death Benefit is the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the date we receive Due Proof of Death; or

(2)	the Adjusted Death Benefit.

Paid under one of the Annuity Payment Options, the Death Benefit will be based on the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the Annuity Date elected by the Beneficiary and approved by Monumental; or

(2)	the Adjusted Death Benefit.

The amount of the Adjusted Death Benefit is calculated as follows. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase, depends on the Annuity Payment Option selected. Upon the Annuitant’s death, Monumental will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries and name them in the customer order form. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before Monumental acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to Monumental and obtaining approval from Monumental. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.
•	If one or two or more Beneficiaries have already died, Monumental will pay that share of the Death Benefit equally to the survivor(s).
•	If no Beneficiary is living, Monumental will pay the proceeds to the Contract Owner.

•

If a Beneficiary dies at the same time as the Annuitant, Monumental will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before Monumental receives due proof of the Annuitant’s death, Monumental will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, Monumental will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, Monumental must pay out the entire value of the Contract within five years of the date of death. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant is the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, Monumental must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

Monumental will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which Monumental may delay the payment beyond seven days:

•	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted
•	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
•	the SEC permits a delay for your protection as a Contract Owner
•	the payment is derived from premiums paid by check, in which case Monumental may delay payment until the check has cleared your bank.

APPENDIX D: POLICY FORM NUMBER AV515 101 130 600

If you are a Policy Owner of Policy Form Number AV515 101 130 600, below is a description of the significant features of your Policy and the available investment choices that may be different than described in the Prospectus. (The Policy Form Number appears on the bottom left-hand corner of your Policy.) Please see your actual Policy and any attachments for determining your specific coverage.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Interest Payments Option, Income for a Specified Period Option, and Income for a Specified Amount listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Portfolios you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, Monumental will move your investment out of the Portfolios and into the general account of Monumental.

•

Interest Payments. We will pay the interest on the amount we use to provide annuity payments in equal payments, or this amount may be left to accumulate for a period of time to which you and Monumental agree. You and Monumental will agree on withdrawal rights when you elect this option.

•	Income for a Specified Period. We will make level payments only for a fixed period you choose. No funds will remain at the end.

•	Life Income. You may choose between:

Fixed Payments

•	No Period Certain–We will make level payments only during the Annuitant’s lifetime.
•	10 Years Certain—We will make level payments for the longer of the Annuitant’s lifetime or ten years.
•

Guaranteed Return of Policy Proceeds—We will make level payments for the longer of the Annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this option.

Variable Payments

•	No Period Certain—Payments will be made only during the lifetime of the Annuitant.
•	10 Years Certain—Payments will be made for the longer of the Annuitant’s lifetime or ten years.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the lifetime of the Annuitant. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the amount you surrender.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the Annuitant. (For qualified policies, the death benefit ceases at the date the annuitant reaches the IRS joint age limitation determined at Policy issue date.) The death benefit will be paid if the annuitant dies before age 101. The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

•

Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

•	Joint and Survivor Annuity. You may choose between:

Fixed Payments

•	Payments are made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

•	Payments are made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule).

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving Annuitant. (For qualified policies the death benefit ceases on the date the surviving Joint Annuitant reaches the IRS joint age limitation.)

Mortality and Expense Risk Charge

Monumental charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Charge is 0.60%, 0.50% or 0.40% (depending on the selected Death Benefit Option) of the net asset value of the Separate Account.

We guarantee that these annual charges will not increase. If the charges are more than sufficient to cover actual costs or assumed risks, any excess will be added to Monumental’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then Monumental will bear the loss. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

FEE TABLE

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted, and Excess Interest Adjustments may be made to amounts surrendered or applied to Annuity Payment Options from Cash Value from the fixed account.

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)(2)	None
Transfer Fees(1)	$10
Special Service Fee	$0 - $25

(1)	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each transfer in excess of 12 per Policy Year.
(2)	If you select the Life With Emergency Cash® annuity payment option, you will be subject to a surrender charge after the Annuity Commencement Date. See Section 5, “Expenses.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - $30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.45%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.60%
Optional Separate Account Expenses:
Double Enhanced Death Benefit	0.15%
6 Year Step-Up Death Benefit	0.05%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses(1)	0.75%

Annual Optional Rider Fees:
Additional Death Benefit Fee(2)	0.25%
Additional Death Distribution – II(3)	0.55%

(1)	Total Separate Account Annual Expenses reflect the base separate account expenses plus the Double Enhanced Death Benefit.
(2)	The annual rider fee is 0.25% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination.
(3)	The annual rider fee is 0.55% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination.

The next item shows the lowest and highest total operating expenses charged by the Portfolios for the year ended December 31, 2012 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest

Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.17%	2.25%

(1)

The fee table information relating to the Portfolios is for the year ending December 31, 2012 (unless otherwise noted) and was provided to Monumental by the underlying funds, their investment advisors or managers, and Monumental has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE TABLE A

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2012, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, (2) full surrender at the end of each period, and (3) assuming no optional riders have been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (0.75%)	$306	$936	$1,592	$3,347
6 Year Step-Up to Age 81 Death Benefit Option (0.65%)	$296	$907	$1,543	$3,253
Return of Premium Death Benefit Option (0.60%)	$291	$892	$1,519	$3,205

EXAMPLE TABLE B

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2012, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, (2) full surrender at the end of each period, and (3) assuming the ADD-II rider has been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (0.75%)	$362	$1,108	$1,884	$3,960
6 Year Step-Up to Age 81 Death Benefit Option (0.65%)	$352	$1,079	$1,836	$3,869
Return of Premium Death Benefit Option (0.60%)	$347	$1,064	$1,812	$3,824

You should not consider these examples to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown. In addition, your rate of return may be more or less than the 5% assumed in the example.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

Minimum Balance Requirements

The minimum required balance in any Portfolio is $250, except where Purchase Payments are made by monthly payroll deduction. The minimum required balance in any General Account Guaranteed Option, except the Dollar Cost Averaging Fixed Account Option, is $1,000. If an exchange or withdrawal would reduce the balance in a Portfolio to less than $250 (or $1,000 in the case of a General Account Guaranteed Option other than the Dollar Cost Averaging Fixed Account Option), Monumental will transfer the remaining balance to the remaining Portfolios under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Purchase Payment within three years, Monumental may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an Additional Purchase Payment before your Contract is liquidated. Monumental would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. We will not exercise this right to cancel your Contract if it is a Qualified Contract.

DEATH BENEFIT

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the greater of the then-current Accumulated Value of the Contract (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) or the Adjusted Death Benefit. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Annuity Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. When we receive Due Proof of Death of the Annuitant, we will calculate the Death Benefit. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and Monumental has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Paid as a lump sum, the Death Benefit is the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the date we receive Due Proof of Death; or

(2)	the Adjusted Death Benefit.

Paid under one of the Annuity Payment Options, the Death Benefit will be based on the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the Annuity Date elected by the Beneficiary and approved by Monumental; or

(2)	the Adjusted Death Benefit.

The amount of the Adjusted Death Benefit is calculated as follows. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, Monumental will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries and name them in the customer order form. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before Monumental acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to Monumental and obtaining approval from Monumental. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.
•	If one or two or more Beneficiaries have already died, Monumental will pay that share of the Death Benefit equally to the survivor(s).
•	If no Beneficiary is living, Monumental will pay the proceeds to the Contract Owner.
•

If a Beneficiary dies at the same time as the Annuitant, Monumental will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before Monumental receives due proof of the Annuitant’s death, Monumental will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, Monumental will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, Monumental must pay out the entire value of the Contract within five years of the date of death. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant is the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, Monumental must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

Monumental will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which Monumental may delay the payment beyond seven days:

•	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted;
•	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted;
•	the SEC permits a delay for your protection as a Contract Owner; or
•	the payment is derived from premiums paid by check, in which case Monumental may delay payment until the check has cleared your bank.

APPENDIX E

DEATH BENEFIT – ADJUSTED PARTIAL WITHDRAWAL

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and policy value. The adjusted partial withdrawal is equal to (1) multiplied by (2), where:

(1)	is the gross partial withdrawal;
(2)	is the adjustment factor = current death proceeds prior to the gross partial withdrawal divided by the policy value prior to the gross partial withdrawal, where death proceeds are equal to the maximum of policy value, cash value, and the death benefit.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

EXAMPLE 1
$75,000	current guaranteed minimum death benefit before withdrawal
$50,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,600	Total gross partial withdrawal
$23,400	adjusted partial withdrawal = 15,600 * (75,000/50,000)
$51,600	new guaranteed minimum death benefit (after withdrawal) = 75,000 - 23,400
$34,400	new policy value (after withdrawal)=50,000 – 15,600

Summary:

Reduction in guaranteed minimum death benefit	= $23,400
Reduction in policy value	= $15,600

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

EXAMPLE 2
$50,000	current guaranteed minimum death benefit before withdrawal
$75,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,450	Total gross partial withdrawal
$15,450	adjusted partial withdrawal = 15,450 * (75,000/75,000)
$34,550	new guaranteed minimum death benefit (after withdrawal) = 50,000 - 15,450
$59,550	new policy value (after withdrawal) = 75,000 – 15,450

Summary:
Reduction in guaranteed minimum death benefit	= $	15,450
Reduction in policy value	= $	15,450

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit prior to the withdrawal.

APPENDIX F

ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

You may elect to purchase the optional Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) which provides you with a guaranteed lifetime withdrawal benefit if you invest in certain designated investment choices. You are also limited in the amount of your policy value that can be invested in the “equity” category of the designated investment choices (“maximum equity percentage”). This rider is available during the accumulation phase.

The Architect GLWB may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the Architect GLWB.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Architect GLWB for a qualified policy.

Architect GLWB – Base Benefit

This benefit is intended to provide a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your Policy Value. Under this benefit, you can receive (first as withdrawals from your Policy Value and, if necessary, as payments from us) up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 61 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $5,000.00, which is the applicable income benefit percentage of (5.0%) multiplied by the total withdrawal base of $100,000, each calendar year for the rest of your life (assuming that you take your first withdrawal when you are age 70 – 74, and that you do not withdraw more than the maximum annual withdrawal amount in any one year).

Of course, you can always withdraw an amount up to your Policy Value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,705.88.

See “Appendix – Architect Guaranteed Lifetime Withdrawal Benefit Total withdrawal Base Adjustments” for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All Policy Value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You are also limited to the amount of your Policy Value that can be invested in the “equity” category of the designated investment choices (see “Maximum Equity Percentage” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any calendar year in excess of the maximum annual withdrawal amount are excess withdrawals.
•	An excess withdrawal may impact the maximum annual withdrawal amount and total withdrawal base on a greater than dollar-for-dollar basis.
•

Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and no more guaranteed withdrawals can be made.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your Policy Value;
•	reduce your base policy death benefit and other benefits;
•	may be subject to an excess interest adjustment;
•	may be subject to income taxes and federal tax penalties; and
•	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is not 59 years old on the date the rider is elected (“rider date”) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year during which the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage of the total withdrawal base.

For qualified policies: If the plan participant (generally the annuitant) is at least 70  1/2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

•	the maximum annual withdrawal amount described above; or
•

an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the Policy Value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance), and (4) amounts from the

•	current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can receive up to the maximum annual withdrawal amount each year (first from your Policy Value and, if necessary, as payments from us) under this rider regardless of your Policy Value. However, once your Policy Value reaches zero (by other than an excess withdrawal), you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reached zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining maximum annual withdrawal amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees. Payments after the Policy Value reaches zero are subject to our claims paying ability.

Please note:

•	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.
•

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during the calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantee.

•

If the rider is added before the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until January 1st of the calendar year after the annuitant’s 59th birthday, however, you will still be charged a rider fee before this time.

•	Excess withdrawals may cause you to lose the benefit of the rider.
•

All Policy Value must be allocated to a limited number of specified funds and the allocation is subject to specified equity limits. (See “Designated Investment Choices” and “Maximum Equity Percentage,” below).

Income Benefit Percentage. We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday

(or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
0-58	0%
59-64	4.0%
65-69	4.5%
70-74	5.0%
75-79	5.5%
80-84	6.0%
85-89	6.5%
90-94	7.0%
≥ 95	7.5%

Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the Policy Value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

•

We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount and rider fees. Your total withdrawal base is not a cash value (or Policy Value), a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Policy Value.

•

Because the total withdrawal base is generally equal to the Policy Value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Policy Value decreases before you elect the rider.

•

Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and there are no more additional guaranteed withdrawals.

Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year (“excess withdrawals”) will reduce the total withdrawal base (on the date of the withdrawal) by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the Policy Value), possibly to zero. See “Appendix – Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Designated Investment Choices. If you elect the Architect GLWB, you must allocate 100% of your Policy Value to one or more of the following designated investment choices:

Non-Equity:

DFA – VA Global Bond Portfolio

DFA – VA Short-Term Fixed Portfolio

Federated Fund for U.S. Government Securities II

Federated Prime Money Fund II

TA PIMCO Total Return – Initial Class

Vanguard Short-Term Investment-Grade Portfolio

Vanguard Total Bond Market Index Portfolio

Fixed Account

Equity:

DFA – VA International Small Portfolio

DFA – VA International Value Portfolio

DFA – VA U.S. Large Value Portfolio

DFA – VA U.S. Targeted Value Portfolio

Federated Managed Tail Risk Fund II

Federated High Income Bond Fund II

Fidelity® VIP Contrafund® Portfolio – Initial Class

Fidelity® VIP Mid Cap Portfolio – Initial Class

Fidelity® VIP Value Strategies Portfolio – Initial Class

TA Asset Allocation – Conservative – Initial Class

TA Asset Allocation – Growth – Initial Class

TA Asset Allocation – Moderate – Initial Class

TA Asset Allocation – Moderate Growth – Initial Class

TA Barrow Hanley Dividend Focused – Initial Class

TA Efficient Markets – Initial Class

TA JPMorgan Enhanced Index – Initial Class

TA Multi-Managed Balanced – Initial Class

TA T. Rowe Price Small Cap – Initial Class

TA TS&W International Equity – Initial Class

TA Vanguard ETF - Balanced – Initial Class

TA Vanguard ETF - Growth – Initial Class

TA WMC Diversified Growth – Initial Class

Vanguard Equity Index Portfolio

Vanguard International Portfolio

Vanguard Mid-Cap Index Portfolio

Vanguard REIT Index Portfolio

Wanger International

Wanger USA

If you elect this rider, you may transfer amounts among the designated investment choices. However, you cannot transfer any amount which would cause you to exceed your maximum equity percentage or to any other subaccount.

Please note: We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Within 30 days after each rider anniversary (i.e., the anniversary of the rider date), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated investment choice.

Maximum Equity Percentage. You select either the 50%, 60%, or 70% maximum equity percentage at the time you elect the Architect GLWB. Your equity percentage is equal to your Policy Value in all designated investment choices in the “equity” category, divided by the total Policy Value. You cannot have more than your maximum equity percentage in “equity” investment choices. A higher maximum equity percentage results in a higher rider fee.

Asset Rebalancing. While the Architect GLWB is in effect, you must participate in asset rebalancing. Each month, and according to your instructions, we will automatically rebalance the amounts of your Policy Value in the designated investment choices to maintain your desired asset allocation. The amount of Policy Value you direct us to allocate to designated investment choices in the “equity” category cannot exceed your maximum equity percentage.

We will notify you when any of the following has occurred:

•	you discontinue monthly asset rebalancing;
•	the asset allocation that you request results in Policy Value in designated investment choices in the “equity” category that exceeds your maximum equity percentage; or
•	you make a transfer that causes your Policy Value in “designated investment choices” in the “equity” category to exceed your maximum equity percentage.

We will give you 30 days to address any failure to continue monthly asset rebalancing or to maintain the maximum equity percentage. Failure to resume monthly asset rebalancing or to come into compliance with your maximum equity percentage will cause the rider to terminate.

Upgrades. As long as you are younger than the maximum rider issue age, you can upgrade the total withdrawal base to the Policy Value during the 30 day period following each rider anniversary, by sending us written notice (in good order). The maximum annual withdrawal amount will be recalculated at the time of the upgrade. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee (which may be higher than your current rider fee). The new rider date will be the date that the Company receives all information that it requires.

Please Note:

•	Even if the rider fee percentage does not increase, the dollar amount of the rider fee will increase because it will be based on a higher total withdrawal base.
•

If you upgrade while you are receiving systematic payouts of the maximum annual withdrawal amount, then after the upgrade the dollar amount of such systematic payouts may decrease for the reminder of the calendar year, even though the total withdrawal base increases. This is generally because the maximum annual withdrawal amount for the remainder of the calendar year is calculated based on the remaining partial year and the systematic payout is calculated on a yearly basis.

Annuitization. If you have reached your maximum annuity commencement date, we will allow you to annuitize your Policy and elect to receive lifetime annuity payments each year that are equal to your maximum annual withdrawal amount.

Architect GLWB – Joint Life Option

If you elect the Architect GLWB, you can also elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the death of the annuitant or the death of the annuitant’s spouse (only if the annuitant’s spouse is eligible and elects to continue the policy), whichever is later.

Please note that if you elect this option, then:

•	the annuitant’s spouse must be either (1) a joint owner along with the annuitant or, (2) the sole primary beneficiary and there is no joint owner.
•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	for purposes of the rider, the annuitant’s spouse cannot be changed.
•	the income benefit percentage is based on the age of the younger of the annuitant and the annuitant’s spouse.

Architect GLWB Fee

A rider fee, which is a percentage of the total withdrawal base on each rider anniversary, is charged annually before annuitization. The rider fee percentage depends on the maximum equity percentage that you select, and on whether you select the joint life option. The rider fee percentages are:

Maximum Equity Percentage	Single Life Option	Joint Life Option
50%	0.30%	0.45%
60%	0.45%	0.65%
70%	0.65%	1.00%

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each designated investment choice in proportion to the amount of Policy Value in each designated investment choice.

Please Note: Because the rider fee is a percentage of you total withdrawal base, the fee can be substantially more than the rider fee percentage multiplied by your Policy Value if the total withdrawal base is higher than your Policy Value.

Architect GLWB Issue Requirements

The Company will not issue the Architect GLWB unless:

•	the annuitant is not yet age 91 (or younger if required by state law);
•	the annuitant is also an owner (except in the case of non-natural owners);
•	there are no more than two owners; and
•

if the joint life option is elected, the annuitant’s spouse is not yet age 91 (or younger if required by state law) and is also either (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Architect GLWB will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the Architect GLWB, provided that the request is made in good order within 30 days after a rider anniversary;
•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
•

discontinuing asset rebalancing, changing your asset rebalancing so that your Policy Value in designated investment choices in the “equity” category exceeds your maximum equity percentage, or making a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage, if any of these occurrences is not corrected within 30 days from the date we mail you a notice of the problem;

•	annuitization (however, if you have reached your maximum annuity commencement date, then you may choose an annuitization option which guarantees lifetime payments in an amount equal to your maximum annual withdrawal amount); or
•	termination of your policy.

Please note: This feature terminates upon annuitization, and there is a maximum annuity commencement date for your policy.

Architect Guaranteed Lifetime Withdrawal Benefit – Total Withdrawal Base Adjustments

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining before the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but before the withdrawal of the excess amount; and
C	is the total withdrawal base before the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, two parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)
2.	Maximum annual withdrawal amount (“MAWA”)

Example 1 (“Non-Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% withdrawal (“WD”) beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD	= $4,500

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) =   $90,000 in 10 years

Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $4,500 is withdrawn.

Result.	In this example, because no portion of the withdrawal was in excess of $4,500, the total withdrawal base does not change.

Example 2 (“Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% WD beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD	= $10,000
EWD	= $5,500 ($10,000 - $4,500)
PV	= $90,000 in 10 years

Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000 - $4,500 = $5,500 (the excess withdrawal amount)

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount must be computed. Had the withdrawal for this example not been more than $4,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $4,500. However, because an excess withdrawal has been taken, the total withdrawal base and, consequently, the maximum annual withdrawal amount, will decline.

New total withdrawal base:

Step One.	The total withdrawal base is reduced by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 4.5% WD)) * TWB before any adjustments
2.	($5,500 / ($90,000 - $4,500)) * $100,000 = $6,432.75

Step Three. Which is larger, the actual $5,500 excess withdrawal amount or the $6,432.75 pro rata amount?

$6,432.75 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $6,432.75 = $93,567.25

Result. The new total withdrawal base is $93,567.25

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (as a result of the excess withdrawal), we have to calculate a new maximum annual withdrawal amount that will be available starting on the next January 1st. This calculation assumes no more activity before the next January 1st.

Step One. What is the new maximum annual withdrawal amount?

$93,567.25 (the adjusted total withdrawal base) * 4.5% = $4,210.53

Result.	Going forward, the maximum you can take out in a year is $4,210.53 without causing an excess withdrawal that would further reduce of the total withdrawal base.

The Architect GLWB and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Architect GLWB. The application and operation of the Architect GLWB are governed by the terms and conditions of the rider itself.

APPENDIX G

GUARANTEED MINIMUM INCOME BENEFIT

The optional Guaranteed Minimum Income Benefit (‘‘GMIB’’) assures you of a minimum level of income in the future by guaranteeing a minimum income base (discussed below) you can apply to a GMIB payment option and which also guarantees a minimum amount for those payments once you begin to receive them. The guarantee under the GMIB is supported by the general account assets of Monumental. By electing this benefit, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options. The GMIB will not be issued if you are age 91 or older (earlier, if required by state law). You also have the option to upgrade your minimum income base.

You can annuitize under the GMIB (subject to the conditions described below) at the greater of the adjusted Policy Value or the minimum income base.

Minimum Income Base. The minimum income base on the rider date (i.e., the date the rider is added to the Policy) is the Policy Value. After the rider date, the minimum income base is:

•	the minimum income base on the rider date; plus
•	any subsequent premium payments; minus
•	any subsequent surrenders;
•	each of which is accumulated at the annual growth rate from the date of each transaction; minus any premium taxes.

The annual growth rate is currently 6% per year. Once the rider is added to your Policy, the annual growth rate will not vary during the life of that rider. Surrenders may reduce the minimum income base on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum income base may only be used to annuitize using the GMIB payment options and may not be used with any other annuity payment options. The GMIB payment options are:

•	Life Income—An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
•	Joint and Full Survivor—An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

NOTE CAREFULLY:

IF:

•	You choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
•	The annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	We will make only one (two, three, etc.) annuity payments.

IF:

•	You annuitize using the GMIB before the 10th rider anniversary;

THEN:

•	the first payment will be calculated with an annuity factor age adjustment. See ‘‘Annuity Factor Age Adjustment’’ below.

Annuity Factor Age Adjustment. If you annuitize using the GMIB before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 10 years from your age. This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. If you are over 84 when you elect the rider or upgrade your minimum income base, (earlier if required by state law), you will be subject to an annuity factor age adjustment if you annuitize under the rider. The age adjustment is as follows:

Number of Years Since the Rider Date	Age Adjustment: Number of Years Subtracted from Your Age
0-1	10
1-2	9
2-3	8
3-4	7
4-5	6
5-6	5
6-7	4
7-8	3
8-9	2
9-10	1
>10	0

The minimum income base is used solely to calculate the GMIB annuity payments and does not establish or guarantee a Policy Value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial criteria (such as the use of a 3% assumed investment return, or ‘‘AIR,’’ to calculate the first annuity payment, which results in a lower dollar amount for that payment than would result from using the 5.0% AIR that is used with the regular annuity payments), the level of lifetime income that it guarantees may be less than the level that would be provided by application of the adjusted Policy Value at otherwise applicable annuity factors. Therefore, the GMIB should be regarded as a safety net. The costs of annuitizing under the GMIB includes the guaranteed payment fee, and also the lower payout levels inherent in the annuity tables used for those minimum payouts (which may include an annuity age factor adjustment). These costs should be balanced against the benefits of a minimum payout level.

Moreover, the Initial Payment Guarantee—rider (described below) also provides for a minimum payout level, and it uses actuarial criteria (such as a 5.0% AIR) that provide for higher payment levels for a given Policy Value than the GMIB. You should carefully consider these factors, since electing annuity payments under the GMIB will generally be advantageous only when the minimum income base is sufficiently in excess of the adjusted Policy Value to overcome these disadvantages.

If the GMIB will not provide an annuity benefit that is as large as the base policy values under the policy after the Annuity Commencement Date, the Policy Owner may wish to purchase the Initial Payment Guarantee Rider. If both riders are purchased, the Policy Owner will not be subject to both rider fees at the same time.

In addition to the annual growth rate, other benefits and fees under the rider (the rider fee, the fee waiver threshold, the guaranteed payment fee, and the annuity factor age adjustment) are also guaranteed not to change after the rider is added. However, all of these benefit specifications may change if you elect to upgrade the minimum income base.

Minimum Income Base Upgrade. You can upgrade your minimum income base to the Policy Value after the first rider anniversary and before your 91st birthday (earlier if required by state law). For your convenience, we will put the last date to upgrade on page one of the rider. The Policy Value used will be the Policy Value calculated immediately after we receive all necessary information to complete the upgrade.

If you upgrade:

•	the current rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees;

•	the new fees, thresholds and factors may be higher (or lower) than before; and
•	the new annual growth rate may be lower (or higher) than before.

Please note that if you upgrade, you will begin a new annuity factor age adjustment period. It generally will not be to your advantage to upgrade unless your Adjusted Policy Value exceeds your minimum income base on the applicable Policy Anniversary.

Conditions of Exercise of the GMIB. You can only annuitize using the GMIB within the 30 days after a Policy Anniversary after the GMIB is elected. You cannot, however, annuitize using the GMIB after the Policy Anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the last date to annuitize using the GMIB on page one of the rider.

NOTE CAREFULLY:

•	If you annuitize at any time other than indicated above, you cannot use the GMIB.
•	If you annuitize before the 10th rider anniversary there will be an annuity factor age adjustment. See ‘‘Annuity Factor Age Adjustment.’’

Guaranteed Minimum Stabilized Payments. Annuity payments under the GMIB are guaranteed to never be less than the initial payment. See the SAI for information concerning the calculation of the initial payment. The payments will also be ‘‘stabilized’’, that is, held constant during each Policy Year.

During the first Policy Year after annuitizing using the GMIB, each stabilized payment will equal the initial payment. On each Policy Anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that Policy Year. The stabilized payment on each Policy Anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected investment options. See the SAI for additional information concerning stabilized payments.

GMIB Fee. A rider fee, currently 0.45% of the minimum income base on the rider anniversary, is charged annually prior to annuitization. We will also charge this fee if you take a complete surrender. The rider fee is deducted from each investment choice in proportion to the amount of Policy Value in each investment option. This fee is deducted even if the adjusted Policy Value exceeds the minimum income base. The rider fee on any given rider anniversary will be waived if the Policy Value exceeds the fee waiver threshold. The fee waiver threshold currently is two times the minimum income base.

Guaranteed Payment Fee. A guaranteed payment fee, currently equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the GMIB, in addition to the Policy mortality and expense risk fee and administrative charge. The guaranteed payment fee is included on page one of the rider.

Termination. The GMIB will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the GMIB (you may not terminate the rider before the first rider anniversary);
•	annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the minimum income base under the GMIB);
•	upgrade of the minimum income base (although a new rider will be issued);
•	termination of your Policy; or
•	30 days after the Policy Anniversary after your 94th birthday (earlier if required by state law).

The GMIB rider may vary by state and may not be available in all states.

APPENDIX H

ADDITIONAL DEATH BENEFIT

The optional Additional Death Benefit (“ADB”) pays an additional amount (based on earnings since the rider was issued) when a death benefit is payable under your Policy, in certain circumstances. The ADB is only available for issue ages through age 80.

ADB Amount. The ADB is only payable if you elected the rider prior to the death triggering the payment of the Policy death benefit and a death benefit is payable under the policy. The ADB is equal to:

•	the ADB factor (see below); multiplied by
•	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

•	the Policy Value on the date the death benefit is determined; minus
•	Policy Value on the rider date; minus
•	Premium Payments after the rider date; plus
•	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the ADB if there are no rider earnings on the date the death benefit is calculated.

If you purchase your Policy as part of a 1035 exchange or add the ADB after you purchase the Policy, rider earnings do not include any gains before the 1035 exchange or the date the ADB is added to your Policy.

The ADB factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80.

No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable on the Policy, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the Policy and the ADB will be considered.

Please see the SAI for an example which illustrates the ADB payable as well as the effect of a partial surrender on the ADB.

Spousal Continuation. If a spouse, as the new owner of the Policy, elects to continue the Policy instead of receiving a death benefit and ADB, the spouse will receive a one-time policy value increase equal to the ADB. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80 if the ADB is still being offered.

Rider Fee. A rider fee, 0.25% of the Policy Value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the ADB would not pay any benefits (because there are no rider earnings).

Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,
•	the Policy is annuitized or surrendered, or
•	the ADB is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADB may be re-elected if still being offered; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and of IRAs. Consult a tax adviser before electing this rider for any qualified plan or IRA.

The Additional Death Benefit may vary for certain policies and may not be available for all policies.

APPENDIX I

ADDITIONAL DEATH BENEFIT – EXTRA

The optional ADB—Extra pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADB—Extra is available for issue ages through age 75.

The ADB-Extra pays a percentage of the value of the death benefit under the Policy prior to adding the rider, as well as a different percentage of the gain under the Policy since the rider was added. Consequently, the ADB-Extra may be helpful if it is added after the Policy has been effective for a while, or if the Policy was issued as a result of an exchange from an existing policy with investment gain. The ADB-Extra is intended to provide an additional amount of death benefit. Please consult a tax adviser before electing this rider.

Additional Death Benefit Amount. The additional death benefit is only payable if you elected the rider five years prior to the death triggering the payment of the Policy death benefit, and a death benefit is payable under the Policy. If a death benefit is payable before the end of the fifth year, all rider fees paid since the rider date will be refunded. After the fifth year, the additional death benefit is equal to:

•	rider benefit percentage (40% for issues ages through age 70 and 25% for ages 71-75) multiplied by the sum of:
•	future growth (see below); and
•	the initial death benefit option multiplied by the Policy death benefit on the rider date, minus surrenders after the rider date that exceed future growth on the date of surrender.

Future growth equals:

•	the Policy death benefit payable; minus
•	the death benefit on the rider date; minus
•	premium payments after the rider date; plus
•	surrenders after the rider date that exceed the future growth on the date of the surrender.

No benefit is payable under the ADB—Extra if the Policy death benefit payable is less than one minus the initial death benefit option, multiplied by the death benefit at the time the rider was added (adjusted for surrenders after the rider date). For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional death benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional death benefit.

Spousal Continuation. If a spouse elects to continue the Policy instead of receiving the death benefit and additional death benefit, the spouse will receive a one-time Policy Value increase equal to the additional death benefit. At this time the rider will terminate. The spouse will have the option of immediately re- electing the rider as long as they are under the age of 76 if the ADB-Extra is still being offered.

Rider Fee. A rider fee, 0.50% of the Policy Value for the 50% initial death benefit option and 0.60% of the Policy Value for the 75% initial death benefit option, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,
•	the Policy is annuitized or surrendered, or
•	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADB—Extra may not be re-elected if still being offered for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

The ADB—Extra may vary by state and may not be available in all states.

APPENDIX J

ADDITIONAL DEATH DISTRIBUTION – II

The optional Additional Death Distribution – II (“ADD-II”) pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADD-II is only available for issue ages through age 75.

ADD-II Amount. An additional death benefit is only payable if a death benefit is paid on the base Policy to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:

•	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.
•	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the Policy Value less any premiums added after the rider date.

The rider benefit percentage may vary but will currently be equal to 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the ADD-II if the Policy Value on the date of death is less than the Premium Payments after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation. If a spouse, as the new owner of the Policy, elects to continue the Policy instead of receiving the death benefit and ADD-II, the spouse will receive a one-time Policy Value increase equal to the ADD-II. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long he or she is under the age of 76 if the ADD-II is still being offered.

Rider Fee. A rider fee, currently 0.55% of the Policy Value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our service center in writing,
•	the Policy is annuitized or surrendered, or
•	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADD-II may not be re-elected if still being offered for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

The Additional Death Distribution - II may vary for certain policies and may not be available for all policies.

ADVISOR’S EDGE® VARIABLE ANNUITY

Issued by

MONUMENTAL LIFE INSURANCE COMPANY

Supplement Dated May 1, 2013

to the

Prospectus dated May 1, 2013

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Advisor’s Edge® Variable Annuity dated May 1, 2013

SEPARATE ACCOUNT VA CC

STATEMENT OF ADDITIONAL INFORMATION

for the

THE ADVISOR’S EDGE® VARIABLE ANNUITY

Offered by

Monumental Life Insurance Company

(An Iowa Stock Company)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advisor’s Edge® Variable Annuity policy (the “Policy”) offered by Monumental Life Insurance Company (the “Company” or “Monumental”). You may obtain a copy of the Prospectus dated May 1, 2013, by calling 800-525-6205 or by writing to our Administrative Office, at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499. Terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

May 1, 2013

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GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value – On the Annuity Commencement Date an amount equal to the policy value increased or decreased by any excess interest adjustments were applied.

Administrative Office – Monumental Life Insurance Company, Attn: Customer Care Group, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

Annuitant – The person during whose life, annuity payments involving life contingencies will continue.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit – An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Beneficiary – The person who has the right to the death benefit set forth in the policy.

Business Day – A day when the New York Stock Exchange is open for business.

Cash Value – The policy value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code – The Internal Revenue Code of 1986, as amended.

Enrollment form – A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Excess Interest Adjustment – A positive or negative adjustment to amounts withdrawn upon partial withdrawals, full surrenders or transfers from the Guaranteed Period Options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by Monumental since the date any payment was received by, or an amount was transferred to, a Guaranteed Period Option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account – One or more investment choices under the policy that are part of Monumental’s general assets and are not in the separate account.

Good Order – An instruction that Monumental receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that Monumental does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Guaranteed Period Options (“GPO”) – The various guaranteed interest rate periods of the fixed account that Monumental may offer and into which Premium Payments may be paid or amounts may be transferred.

Nonqualified Policy – A policy that does not qualify for special federal income tax treatment under the Code.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

Policy – The individual policy.

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Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium Payments; minus

•	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus

•	interest credited in the fixed account; plus or minus

•	accumulated gains or losses in the separate account; minus

•	service charges, premium taxes, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereof.

Premium Payment – An amount paid to Monumental by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account – Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Service Charge – An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Successor Owner – A person appointed by the owner to succeed to ownership of the policy in the event of the death of the owner who is not the annuitant before the annuity commencement date.

Supportable Payment – The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives Monumental the information it requires. For some transactions, Monumental may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that Monumental establishes for such notices.

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THE POLICY – GENERAL PROVISIONS

OWNER

The Policy shall belong to the owner upon issuance of the Policy after completion of an enrollment form and delivery of the Initial Premium Payment. While the annuitant is living, the owner may: (1) assign the Policy; (2) surrender the policy; (3) amend or modify the Policy with the consent of Monumental; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of your spouse in a community or marital property state.

Unless Monumental has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the enrollment form, information provided in lieu thereof, or in a written notice. The successor owner will become the new owner upon your death, if you predecease the annuitant. If no successor owner survives you and you predecease the annuitant, your estate will become the owner.

Note Carefully. If the owner does not name a contingent owner, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless Monumental has received written notice of the trust as a successor owner signed before the owner’s death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no contingent owner is named in a written notice received by Monumental.

The owner may change the ownership of the policy in a written notice. When the change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, however, Monumental is not responsible for payments made or other action taken before the change is recorded. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner’s spouse) because the owner dies before the annuitant, the cash value generally must be distributed to the successor owner within five years of the owner’s death, or payments must be made for a period certain or for the successor owner’s lifetime so long as any period certain does not exceed that successor owner’s life expectancy, if the first payment begins within one year of your death.

ENTIRE POLICY

The policy, any endorsements thereon, the enrollment form, or information provided in lieu thereof constitute the entire Policy between Monumental and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof. No registered representative has authority to change or waive any provision of the policy.

NON-PARTICIPATING

The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of Monumental.

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MISSTATEMENT OF AGE OR GENDER

Monumental may require proof of age and gender before making Annuity Payments. If the Annuitant’s stated age, gender or both in the Policy are incorrect, Monumental will change the annuity benefits payable to those benefits which the Premium Payments would have purchased for the correct age and gender. In the case of correction of the stated age and/or gender after payments have commenced, Monumental will: (1) in the case of underpayment, pay the full amount due with the next payment; and (2) in the case of overpayment, deduct the amount due from one or more future payments.

ASSIGNMENT

Any Non-Qualified Policy may be assigned by you before the Annuity Date and during the Annuitant’s lifetime. Monumental is not responsible for the validity of any assignment. No assignment will be recognized until Monumental receives, in good order at the Administrative Office, the appropriate Monumental form notifying Monumental of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. Monumental shall not be liable as to any payment or other settlement made by Monumental before receipt of the appropriate Monumental form.

EXCESS INTEREST ADJUSTMENT

Money that you withdraw from, transfer out of, or apply to an annuity payment option from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if the interest rates Monumental sets have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a Guaranteed Period Option below the Premium Payments and transfers to that Guaranteed Period Option, less any prior partial withdrawals and transfers from the Guaranteed Period Option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment (“EIA”) is:

EIA = S* (G-C)* (M/12)

Where

S =	the gross amount being surrendered, withdrawn, transferred or applied to a Payment Option that is subject to the EIA.

G =	the guaranteed interest rate applicable to S.

C =

the current guaranteed interest rate then being offered on new Premium Payments for the next longer Guaranteed Period than “M”. If this policy form, or such a Guaranteed Period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M =	the number of months remaining in the Guaranteed Period for S, rounded up to the next higher whole number of months.

There is no cap on positive EIA adjustment. The floor on a negative EIA is effective on full surrender.

On full surrender, each Guaranteed Period Option’s contribution to the adjusted Policy Value will never fall below the sum of Premium Payments, less any prior withdrawals and transfers from that GPO, plus interest at the guaranteed effective annual interest rate.

6

Some states may not allow an EIA.

Example 1 (Full Surrender, rates increase by 3%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 1.5 = 51,129.21
Excess interest adjustment
G = .055
C = .085
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00 * (.055-.085) * (42/12)
= -5,250.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 51,129.21 - 54,181.21 = -3,052.00
Adjusted policy value = Cash Value*	= Policy value + excess interest adjustment = 54,181.21 + (-3,052.00) = 51,129.21

Example 2 (Full Surrender, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 1.5 = 51,129.21
Excess interest adjustment
G = .055
C = .045
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00 * (.055-.045) * (42/12) = 1,750.00
Adjusted policy value = CashValue*	= 54,181.21 + 1,750.00 = 55,931.21

*	Upon full surrender of the policy, the cash value will never be less than that required by the nonforfeiture laws as applicable in the state issue.

7

On a partial surrender, Monumental will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by an amount equal to:

R - E

R     =     the requested partial surrender; and

E     =     the excess interest adjustment

Example 3 (Partial Surrender, rates increase by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000 (requested withdrawal amount after penalties); middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Excess interest adjustment
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .065
M = 42
E = 15,818.79 * (.055 - .065) * (42/12) = -553.66
Remaining policy value at middle of policy year 2	= 54,181.21 - (R – E)
= 54,181.21 - (20,000.00 - (-553.66)) = 33,627.55

Example 4 (Partial Surrender, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Excess interest adjustment
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .045
M = 42
E = 15,818.79 * (.055 - .045)* (42/12) = 553.66
Remaining policy value at middle of policy year 2	= 54,181.21 - (R – E)
= 54,181.21 - (20,000.00 – 553.66) = 34,734.87

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

In order to supplement the description in the Prospectus and Appendixes A, B and C thereto, the following provides additional information about the Policy which may be of interest to Policy Owners.

The amounts shown in the Annuity Tables contained in your Policy represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Policy corresponding to the Annuity Payment Option elected by the Policy Owner and based on an assumed interest rate of 5%. This will produce a dollar amount which is the first monthly payment.

8

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days before the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

(a)	=	the Annuity Unit Value for the immediately preceding Business Day;

(b)	=	the Net Investment Factor for the day;

(c)	=	the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount resulting from:

(a)	=	any increase or decrease in the value of the Subaccount attributable to investment results;

(b)	=	a daily charge assessed at an annual rate of 0.40% for the mortality and expense risks assumed by Monumental of the value of the Subaccount;

(c)	=	a daily charge for the cost of administering the Policy corresponding to an annual charge of 0.15% of the value of the Subaccount.

The Annuity Tables contained in the Policy are based on the A2000 Table, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females) at the minimum guaranteed interest rate.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing subaccount to Annuity Units of any other subaccount(s) then available. The written request for an exchange must be received by us, however, in good order, at least ten Business Days before the first payment date on which the exchange is to take effect. An exchange shall result in the same dollar amount as that of the Annuity Payment on the date of exchange (the “Exchange Date”). Each year you may make an unlimited number of free exchanges between Subaccounts. We reserve the right to charge a $10 fee in the future for exchanges in excess of twelve per Policy Year.

Exchanges will be made using the Annuity Unit Value for the subaccounts on the date the written request for exchange is received. On the Exchange Date, Monumental will establish a value for the current subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing subaccounts and compute the number of Annuity Units for the new subaccounts by dividing the Annuity Unit Value of the new subaccounts into the value previously calculated for the existing subaccounts.

9

STABILIZED PAYMENTS

If you have selected a payout feature that provides for stabilized payments (i.e. the Initial Payment Guarantee), please note that the stabilized payments remain constant throughout each year and are adjusted on your annuitization anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On your annuitization anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance will be increased because more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased because fewer variable annuity units are credited to you.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.

Hypothetical Changes in Annuity Units with Stabilized Payments*

AIR 3.50%

First Variable Payment $500

		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments in Annuity Units	Cumulative Adjusted Annuity Units
At Issue:		400.0000	1.250000	$500.00	—	—	400.0000
	February 1	400.0000	1.254526	$501.81	$500.00	0.0084	400.0084
	March 1	400.0000	1.253122	$501.25	$500.00	0.0058	400.0142
	April 1	400.0000	1.247324	$498.93	$500.00	(0.0050)	400.0092
	May 1	400.0000	1.247818	$499.13	$500.00	(0.0040)	400.0051
	June 1	400.0000	1.244178	$497.67	$500.00	(0.0109)	399.9943
	July 1	400.0000	1.250422	$500.17	$500.00	0.0008	399.9951
	August 1	400.0000	1.245175	$498.07	$500.00	(0.0090)	399.9861
	September 1	400.0000	1.251633	$500.65	$500.00	0.0030	399.9891
	October 1	400.0000	1.253114	$501.25	$500.00	0.0058	399.9949
	November 1	400.0000	1.261542	$504.62	$500.00	0.0212	400.0161
	December 1	400.0000	1.265963	$506.39	$500.00	0.0293	400.0454
	January 1	400.0000	1.270547	$508.22	$500.00	0.0387	400.0841
	February 1	400.0841	1.275148	$510.17	$508.33	0.0086	400.0927

Expenses included in the calculations are 0.40% mortality and expense risk fee, 0.15% administrative expenses, 0.00% rider charge, and 1.00% portfolio expenses (1.00% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

PERFORMANCE INFORMATION

MONEY MARKET SUBACCOUNT YIELDS

Current yield for the Federated Prime Money Fund II will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

10

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [((Base Period Return)+1)365/7]-1

30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1)[6]-1]
cd

Where:

[a]	equals the net investment income earned during the period by the Portfolio attributable to shares owned by a subaccount;

[b]	equals the expenses accrued for the period (net of reimbursement);

[c]	equals the average daily number of Units outstanding during the period; and

[d]	equals the maximum offering price per Accumulation Unit on the last day of the period.

Yield on a subaccount is earned from the increase in net asset value of shares of the Portfolio in which the subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the subaccounts, Monumental will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads (including any contingent deferred sales load), the Annual Policy Fee and all other Portfolio, Separate Account and Policy level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Policy over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

P(1+T)n=ERV

Where:

(1) [P]	equals a hypothetical initial Premium Payment of $1,000;
(2) [T]	equals an average annual total return;
(3) [n] equals	the number of years; and
(4) [ERV]	equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof).

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NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

In addition to the standard data discussed above, similar performance data for other periods may also be shown.

Monumental may also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standard performance data may also make other assumptions, such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial surrenders or annuity payments.

All non-standard performance data will be advertised only if the standard performance data is also disclosed.

NON-STANDARDIZED ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURN

Monumental may show Non-Standardized Adjusted Historical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios (calculated beginning from the end of the year of inception for each Portfolio) and may assume the Policy was in existence prior to its inception date (which it was not). After the Policy’s inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified Premium Payment patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses, and 12b-1 fee, if applicable, restated as if the 12b-1 fee had been in existence from the inception date. However, they do not include the Annual Policy Fee, any sales loads or Premium Taxes (if any), which, if included, would reduce the percentages reported.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Monumental may from time to time use computer-based software available through Morningstar, CDA/Wiesnberger and/or other firms to provide registered representatives and existing and/or potential owners of Policies with individualized hypothetical performance illustrations for some or all of the Portfolios. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Portfolio; (ii) the historical fluctuation of the value of a single Portfolio (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Portfolio; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Portfolios; (v) the historical performance of two or more market indices in comparison to a single Portfolio or a group of Portfolios; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Portfolios to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Portfolio data sheets showing various information about one or more Portfolios (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).

PERFORMANCE COMPARISONS

Performance information for any subaccount reflects only the performance of a hypothetical Policy under which Accumulation Value is allocated to a subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which the subaccount invests, and the market conditions during the given period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of Monumental Life Insurance Company as determined by one or more of the ratings services listed below, or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other person who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax-deferred compounding on a subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

12

Each subaccount’s performance depends on, among other things, the performance of the underlying Portfolio which, in turn, depends upon such variables as:

•	quality of underlying investments;

•	average maturity of underlying investments;

•	type of instruments in which the Portfolio is invested;

•	changes in interest rates and market value of underlying investments;

•	changes in Portfolio expenses; and

•	the relative amount of the Portfolio’s cash flow.

From time to time, we may advertise the performance of the subaccounts and the underlying Portfolios as compared to similar funds or portfolios using certain indexes, reporting services and financial publications, and we may advertise rankings or ratings issued by certain services and/or other institutions. These may include, but are not limited to, the following:

•

Dow Jones Industrial Average (“DJIA”), an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

•

Standard & Poor’s Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industrial, transportation, and financial and public utility companies, which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor’s index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated into the Standard & Poor’s figures.

•

Lipper Analytical Services, Inc., a reporting service that ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, we may quote the Portfolios’ Lipper rankings in various fund categories in advertising and sales literature.

•

Bank Rate Monitor National Index, Miami Beach, Florida, a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

•

Shearson Lehman Government/Corporate (Total) Index, an index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman, Inc., the index calculates total returns for one month, three month, twelve month, and ten year periods and year-to-date.

•

Shearson Lehman Government/Corporate (Long-Term) Index, an index composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years.

•

Shearson Lehman Government Index, an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

•

Morningstar, Inc., an independent rating service that publishes the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

•

Money, a monthly magazine that regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

•

Standard & Poor’s Utility Index, an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.

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•

Dow Jones Utility Index, an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.

•	The Consumer Price Index, a measure for determining inflation.

Investors may use such indexes (or reporting services) in addition to the Funds’ Prospectuses to obtain a more complete view of each Portfolio’s performance before investing. Of course, when comparing each Portfolio’s performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such companies. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

When comparing funds using reporting services, or total return and yield, or effective yield, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by Monumental. The assets are kept physically segregated and held separate and apart from Monumental’s general account assets. The general account contains all of the assets of Monumental. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the subaccounts and the general account.

STATE REGULATION OF MONUMENTAL

Monumental is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa Department of Commerce, Insurance Division. An annual statement is filed with the Iowa Commissioner of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of Monumental as of December 31st of the preceding calendar year. Periodically, the Iowa Commissioner of Insurance examines the financial condition of Monumental, including the liabilities and reserves of the Separate Account the operations of Monumental are also examined periodically by the National Association of Insurance Commissioners. In addition, Monumental is subject to regulation under the insurance laws of the other jurisdictions in which it may operate.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by Monumental. As presently required by the Investment Company Act of 1940 and regulations promulgated there under, Monumental will mail to all Policy Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports as required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments Monumental sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the policies. TCI’s home office is located at 4600 S. Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI, like Monumental, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of FINRA, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through fee-only advisors who are not paid a commission. The Policies are also offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. During fiscal years 2012, 2011 and 20010, TCI paid no amounts in commissions in connection with the sale of the Policies.

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ADMINISTRATIVE SERVICES CONTRACTS

We and TCI, the principal underwriter for the Policies, have contracted with Planning Corporation of America (“PCA”), a subsidiary of Raymond James & Associates, Inc., to provide certain administrative services to owners who purchase a Policy through registered representatives of PCA. The administrative services include customer application processing, agent insurance licensing and appointment process, and aggregation of customer statements. We pay Planning Corporation of America a fee equal to 0.15% of the amount of assets in the Policy that are sold by PCA registered representatives. During 2010, 2011 and 2012, we paid PCA $3,484.28, $3,300.11, and $3,399.27 respectively, in connection with this contract.

We have contracted with Low Load Insurance Services, Inc. (“Low Load”), to provide certain administrative services. The administrative services include customer application or order form processing, ongoing customer service and marketing support. We pay Low Load an annual fee equal to 0.10% of the amount of assets in the Policies that Low Load provides administrative services for registered representatives. During 2010, 2011 and 2012, we paid Low Load $1,097.96, $1,128.99, and $1,322.15 respectively, in connection with this contract.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2012 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Monumental Life Insurance Company at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, an Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policy and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of certain subaccounts of the Separate Account which are available for investment by Advisor’s Edge Policy Owners as of December 31, 2012, and for the periods indicated thereon, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements and schedules of Monumental Life Insurance Company as of December 31, 2012, and 2011, and for each of the three years in the period ended December 31, 2012, including the Reports of Independent Registered Public Accounting Firm thereon, also are included in this Statement of Additional Information. They should be distinguished from the financial statements of the subaccounts of the Separate Account which are available for investment by Advisor’s Edge Policy Owners and should be considered only as bearing on the ability of Monumental to meet its obligations under the Policies. They should not be considered as bearing on the safety or investment performance of the assets held in the Separate Account.

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APPENDIX A

ADDITIONAL DEATH BENEFIT — ADDITIONAL INFORMATION

The following examples illustrate the additional death benefit payable by this rider as well as the effect of a partial surrender on the additional death benefit amount. The client is less than age 70 on the Rider Date.

Example 1

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Policy Value on date of Surrender	$150,000
Rider Earnings on Date of Surrender (Policy Value – Policy Value on Rider Date – Premiums paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Policy Death Benefit on the date of Death Benefit Calculation:	$200,000
Policy Value on the date of Death Benefit Calculations	$175,000
Rider Earnings (= Policy Value – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings at time of Surrender = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$222,000

Example 2

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Policy Death Benefit on the date of Death Benefit Calculation:	$100,000
Policy Value on the date of Death Benefit Calculations	$175,000
Rider Earnings (= Policy Value – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings at time of Surrender = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$100,000

16

APPENDIX B

ADDITIONAL DEATH BENEFIT - EXTRA — ADDITIONAL INFORMATION

Assume the Additional Death Benefit - Extra is added to a new policy opened with $100,000 initial premium. The client is less than age 70 on the Rider Date. The client chose the 75% Initial Death Benefit Option with a Rider Fee of 0.60%. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Death Proceeds are equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Death Proceeds are equal to $145,000. After 5 years, the Death Proceeds have grown to $130,000.

Example

Death Proceeds on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.60% * $110,000)	$660
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$660
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.60% * $95,000)	$570
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $660 + $570)	$1,230
Future Growth prior to premium payment in 3rd year (= Current Death Proceeds – Death Proceeds on Rider Date – Premiums paid after Rider Date + Withdrawal amounts that exceeded Future Growth prior to withdrawal = $115,000 – $100,000 – $0 + $0)	$15,000
Percentage of Initial Death Proceeds remaining (= Initial Death Benefit Option * Death Proceeds on Rider Date – withdrawal amounts that exceeded Future Growth prior to withdrawal = 75% * $100,000 - $0)	$75,000
Rider Benefit Base (= Future Growth + Percentage of Initial Death Proceeds remaining = $15,000 + $75,000)	$90,000
Future Growth after premium payment (= $140,000 (increased by premium) –$100,000 - $25,000 + $0)	$15,000
Percentage of Initial Death Proceeds remaining (=75% * $100,000 - $0)	$75,000
Rider Benefit Base (=$15,000 + $75,000)	$90,000
Future Growth prior to withdrawal in 4th Rider Year (= $145,000 – $100,000 - $25,000 + $0)	$20,000
Amount of Withdrawal that exceeds Future Growth prior to withdrawal (= maximum of 0 and $35,000 - $20,000)	$15,000
Future Growth just after withdrawal in 4th Rider Year (= $110,000 (reduced by withdrawal ignoring any potential adjustments on a variable policy) – $100,000 - $25,000 + $15,000)	$0
Percentage of Initial Death Proceeds remaining after withdrawal (= 75% * $100,000 - $15,000)	$60,000
Rider Benefit Base (= $0 + $60,000)	$60,000
Future Growth after 5 Years (=$130,000 – $100,000 - $25,000 + $15,000)	$20,000
Percentage of Initial Death Proceeds remaining (= 75% * $100,000 - $15,000)	$60,000
Rider Benefit Base (= $20,000 + $60,000)	$80,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 40% * $80,000	$32,000
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $130,000 + $32,000)	$162,000

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APPENDIX C

ADDITIONAL DEATH DISTRIBUTION - II — ADDITIONAL INFORMATION

Assume the Additional Death Distribution - II is added to a new policy opened with $100,000 initial premium. The client is less than age 70 on the Rider Date. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Death Proceeds are equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Death Proceeds are equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the death proceeds is $145,000.

Example

Account Value on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $110,000)	$605
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$605
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $95,000)	$522.50
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $605 + $522.50)	$1,127.50
Rider Benefit Base in 3rd Rider Year prior to Premium addition (= Account Value less premiums added since Rider Date = $115,000 – $0)	$115,000
Rider Benefit Base in 3rd Rider Year after Premium addition (= $145,000 - $25,000)	$115,000
Rider Benefit Base in 4th Rider Year prior to withdrawal (= Account Value less premiums added since Rider Date = $145,000 - $25,000)	$120,000
Rider Benefit Base in 4th Rider Year after withdrawal (Account Value less premiums added since Rider Date =$110,000 - $25,000)	$85,000
Rider Benefit Base (= $130,000 - $25,000)	$105,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 30% * $105,000	$31,500
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $145,000 + $31,500)	$176,500

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THE ADVISOR’S EDGE SELECTSM

VARIABLE ANNUITY

Issued Through

Separate Account VA CC

By

Monumental Life Insurance Company

Prospectus

May 1, 2013

The Advisor’s Edge SelectSM Variable Annuity (the “Policy”) provides a means of investing on a tax-deferred basis in a variety of portfolios of underlying mutual funds (the “Portfolios”) and a fixed account which offers interest at rates that are guaranteed by Monumental Life Insurance Company. The Policy is an individual variable annuity policy and is intended for retirement savings or other long-term investment purposes. For investments in the Subaccounts, the Policy Owner (“You,” “Your”) bears all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Policy provides a Right to Cancel period of at least 20 days (30 days or more in some instances) during which the Policy may be cancelled.

Before investing you should carefully read this prospectus and the accompanying prospectuses for the Portfolios of the underlying mutual funds. These prospectuses give you important information about the Policy and the Portfolios, including the objectives, risks, and strategies of the Portfolios; you should keep them for future reference.

A Statement of Additional Information (“SAI”) for the Policy prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free of charge by calling our Administrative Office at 1-800-525-6205. The Table of Contents of the Statement of Additional Information is included at the end of this prospectus. Information about the variable annuity also can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

The Policy is not available in all states.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. We have not authorized anyone to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Please note that the policies, fixed account, and the separate account investment choices:

• are not bank deposits

• are not federally insured

• are not endorsed by any bank or government agency

• are not guaranteed to achieve their goal

• are subject to risks, including loss of premium

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts available under this policy invest in underlying funds of the Portfolio companies listed below:

Columbia Funds Variable Insurance Trust

Federated Insurance Series

Fidelity® Variable Insurance Products Fund

Transamerica Series Trust

Vanguard® Variable Insurance Fund

Wanger Advisors Trust

Wells Fargo Advantage Variable Trust Funds

For a complete list of the available subaccounts, please refer to “Appendix A: Portfolios Associated with the Subaccounts”. For more information on the underlying funds, please refer to the prospectus for the underlying fund.

2

Contents
4	Glossary	40	Additional Features

6	Summary	45	Other Information

10	Fee Table	49	Table of Contents of Statement of Additional Information

11	Example	50	Appendix A: Portfolios Associated with the Subaccounts

13	The Annuity Policy	53	Appendix B: Condensed Financial Information

14	Purchase	74	Appendix C: Policy Form Number AV375

16	Investment Choices	79	Appendix D: Death Benefit – Adjusted Partial Withdrawal

21	Performance	80	Appendix E: Additional Death Benefit — Additional Information

21	Expenses	81	Appendix F: Additional Death Benefit II – Additional Information

24	Access To Your Money	82	Appendix G: Architect Guaranteed Lifetime Withdrawal Benefit Rider

26	Annuity Payments	90	Appendix H: Guaranteed Minimum Income Benefit

30	Death Benefit	93	Appendix I: Additional Death Benefit – Extra

32	Tax Information

3

GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value – The policy value increased or decreased by any excess interest adjustments.

Administrative Office – Monumental Life Insurance Company, Attn: Customer Care Group 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

Annuitant – The person during whose life, annuity payments involving life contingencies will continue.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Beneficiary – The person who has the right to the death benefit set forth in the policy.

Business Day – A day when the New York Stock Exchange is open for business.

Cash Value – The Policy Value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code – The Internal Revenue Code of 1986, as amended.

Excess Interest Adjustment – A positive or negative adjustment to amounts withdrawn upon partial withdrawals, surrenders or transfers from the guaranteed period options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by Monumental since the date any payment was received by, or an amount was transferred to, a guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the Owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account – One or more investment choices under the Policy that are part of Monumental’s general assets and are not in the Separate Account.

Good Order – An instruction that Monumental receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that Monumental does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Guaranteed Period Options (“GPO”) – The various guaranteed interest rate periods of the fixed account that Monumental may offer and into which Premium Payments may be paid or amounts may be transferred.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

Policy – The individual policy.

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

—	Premium Payments; minus
—	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus
—	interest credited in the fixed account; plus or minus
—	accumulated gains or losses in the separate account; minus
—	services charges, premium taxes, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereof.

Premium Payment – An amount paid to Monumental by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account – Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

4

Service Charge – An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuates as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives Monumental the information it requires. For some transactions, Monumental may accept an electronic notice, such as telephone instructions, instead of written notice. Such written or electronic notice must meet the requirements for good order that Monumental establishes for such notices.

5

SUMMARY

The numbered sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding numbered headings. Please read the full prospectus carefully.

1. THE ANNUITY POLICY

The Advisor’s Edge SelectSM Variable Annuity

The Advisor’s Edge SelectSM Variable Annuity is a flexible-premium variable annuity offered by Monumental Life Insurance Company (“Monumental,” “We,” “Us,” “Our”). The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying funds and a fixed account offered by Monumental.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Policy provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Policy among the various Portfolios and the fixed account available under the Policy. You can contribute additional amounts to the Policy and you can take withdrawals from the Policy during the Accumulation Phase. The value of your investment depends on the investment performance of the Portfolios of the underlying funds that you choose, and the interest rate we credit to the fixed account. (That interest rate will not be less than the guaranteed minimum effective annual interest rate shown on your Policy.) Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Policy. See ANNUITY PAYMENTS, for more information about Annuity Payment Options.

2. PURCHASE

You can buy the Policy with a minimum investment of $10,000 for Non-Qualified Policies and $1,000 for Qualified Policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. You can add $500 or more to Non-Qualified Policies and $25 or more to Qualified Policies at any time during the Accumulation Phase. We reserve the right to reject cumulative Premium Payments over $1,000,000 (this includes subsequent Premium Payments) for policies with the same owner or same annuitant.

3. INVESTMENT CHOICES

When you purchase the Policy, your Premium Payments are deposited into the Separate Account VACC (the “Separate Account”) or the fixed account, according to your allocation instructions. The Separate Account contains a number of Subaccounts that invest exclusively in shares of corresponding Portfolios of the underlying mutual funds (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to Monumental, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Policy Owners.

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to charge a $10 fee for each transfer in excess of 12 transfers per Policy Year and to impose restrictions and limitations on transfers.

4. PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Policy. For investments in the Subaccounts, you bear all investment risk (including the possible loss of

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principal), and investment results are not guaranteed.

From time to time, Monumental may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

5. EXPENSES

Note: The following section on expenses and the Policy Fee Table and Example apply only to Policies issued after the date of this prospectus. See “Appendix B” for information about prior versions of the Policy.

No sales load is deducted from Premium Payments.

No surrender charge applies to withdrawals. Full surrenders, partial withdrawals, and transfers from a Guaranteed Period Option of the fixed account may be subject to an Excess Interest Adjustment, however, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an Annuity Payment Option from a Guaranteed Period Option of the fixed account.

Monumental will deduct daily mortality and expense risk fees and administrative charges at an annual rate of either 1.45%, 1.50% or 1.60% from the assets in each Subaccount (depending on the death benefit you select).

On each Policy Anniversary and at the time of surrender during any Policy Year before the Annuity Commencement Date, we reserve the right to assess a service charge of up to $30 for policy administration expenses. The Service Charge will not be deducted on a Policy Anniversary or at the time of surrender if, at either of these times, (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000; (2) the Policy Value equals or exceeds $50,000, or (3) the Policy is a Qualified Policy.

If you elect the Additional Death Benefit option, then there is an annual fee during the Accumulation Phase of 0.25% of the Policy Value.

If you elect the Additional Death Distribution - II option, then there is an annual fee of 0.55% of the Policy Value.

If you elect the Initial Payment Guarantee when you annuitize, then there is an additional fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts.

The fee may be higher or lower at the time you annuitize or elect the Initial Payment Guarantee.

If you select the Life with Emergency Cash® annuity payment option, then a surrender charge applies for the first four years after the Annuity Commencement Date. We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time that you annuitize under this option.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable. State premium taxes currently range from 0% to 3.5%, depending on the state.

The value of net assets of the Subaccounts will reflect the management fee and other expenses incurred by the Portfolios.

6. ACCESS TO YOUR MONEY

You can take money out of your Policy at any time during the Accumulation Phase. Each withdrawal you make must be at least $500. If you have Policy Value in the fixed account, then each Policy Year you may withdraw up to 10% of your Policy Value in the fixed account (“free amount”) free of Excess Interest Adjustments. Amounts withdrawn from the fixed account in excess of the 10% “free amount”, may be subject to Excess Interest Adjustments. You may have to pay income tax and a tax penalty on any money you take out. Withdrawals may be restricted under Qualified Policies.

Full and partial withdrawals are not generally permitted during the income phase unless you elect the Life with Emergency Cash® annuity payment option.

7. ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Policy allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of each payment rises or falls depending on the investment performance of the Portfolios of the underlying funds you have chosen) or a fixed basis

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(where the amount of each payment will remain level). If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available (for an extra fee) under the Policy, and it, guarantees a minimum amount for each annuity payment.

8. DEATH BENEFIT

If you are both the owner and the annuitant and you die before the Income Phase begins, then your beneficiary will receive a death benefit. If the owner is not the annuitant, no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your advisor if you have questions.

You may choose one of the following guaranteed minimum death benefits:

—	Return of Premium—available if the owner or annuitant is age 0 to 85 on the Policy Date;
—	6 Year Step-Up to Age 81—available if the owner or annuitant is age 0 to 75 on the Policy Date; or
—	Double Enhanced Death Benefit—available if the owner or annuitant is age 0 to 79 on the Policy Date.

Charges are lower if you choose the Policy Value death benefit. After the Policy is issued, the death benefit option cannot be changed.

If the guaranteed minimum death benefit is not available because of the age of the owner or annuitant, the death benefit will be the greater of the Policy Value or the Cash Value as of the date of death.

9. TAXES

In general, you are not taxed on earnings on your investment in the Policy until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Policy. For Annuity Payments, payments come partially from earnings and partially from your investment. You are taxed only on the earnings portion of each Annuity Payment. If you receive money from the Policy before age 59 1/2, you may have to pay a 10% penalty tax on the earnings portion received.

10. ADDITIONAL FEATURES

This Policy has additional features that might interest you. These features are not available in all states and may not be suitable for your particular situation. These include the following:

—

You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your Policy is in the Accumulation Phase. This feature is referred to as the “systematic payout option.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

—

You can elect one of two optional riders that might pay an additional amount on top of the policy death benefit, in certain circumstances. These features are called the “Additional Death Benefit” (“ADB”) and Additional Death Distribution - II (“ADD-II”). There is an extra charge for these riders.

—

You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee”. There is an extra charge for this rider.

—

Under certain medically related circumstances, we will allow you to surrender or partially withdraw your Policy Value without an Excess Interest Adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”

—	Under certain unemployment circumstances, you may withdraw all or a portion of the Policy Value free of Excess Interest Adjustments. This feature is called the “Unemployment Waiver.”
—	You may make transfers and/or change the allocation of additional Premium Payments by telephone. We may restrict or eliminate this feature.
—

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the Policy Value among the various subaccounts. This feature is called “Asset Rebalancing.”

—

You can arrange to have a certain amount of money (at least $500) automatically transferred from the fixed account or the Federated Prime Money Fund II Subaccount either monthly or quarterly, into your choice of Subaccounts. This feature is called “Dollar Cost Averaging.”

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11.  OTHER INFORMATION

Right to Cancel Period

You may return your Policy for a refund, but only if you return it in good order and within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. However, if state law requires, then we will refund your original Premium Payment(s). A returned Policy will be deemed void.

Section 1035 Exchanges

Before exchanging one annuity for another under Section 1035 of the Internal Revenue Code (“1035 Exchange”), you should compare both annuities carefully. If you exchange an annuity contract for the Policy described in this prospectus, then you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity contract; other fees and charges may be higher (or lower) under this Policy, and the benefits under this Policy may be different. You should not exchange another annuity contract for this Policy unless you determine, after knowing all of the facts, that the change is in your best interest and not just better for the person trying to sell you this Policy. If you decide to purchase this Policy through a 1035 Exchange, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity contract for cash and then buy a new annuity contract, for example, you may have to pay tax on the surrender.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. Please note that this prospectus describes the material rights and obligations of the Policy Owner, and maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variation will be included in your Policy. See your advisor or contact us for specific information that may be applicable to your state.

Monumental Life Insurance Company

Monumental Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity policies.

Separate Account VA CC

The Separate Account is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds.

Condensed Financial Information

Please note that Appendix B contains a history of accumulation unit values in a table labeled “Condensed Financial Information”

12.	INQUIRIES AND POLICY AND POLICYHOLDER INFORMATION

If you need more information or want to make a transaction, please contact us at:

Monumental Life Insurance Company

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

(800) 525-6205

You may check your policy at www.advisorresources.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

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FEE TABLE(1)

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted, and Excess Interest Adjustments may be made to amounts surrendered or applied to Annuity Payment Options from Cash Value from the fixed account.

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)(2)	None
Transfer Fees(3)	$0 - $10
Special Service Fee(4)	$0 - $25

(1)

The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase, the fees may be different than those described in the fee table. See Section 5, “Expenses.”

(2)	If you select the Life With Emergency Cash® annuity payment option, you will be subject to a surrender charge after the Annuity Commencement Date. See Section 5, “Expenses.”
(3)	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per Policy Year.
(4)

We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Annual Policy Service Charge		$0-30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)(1)
Base Separate Account Expenses:
Mortality and Expense Risk Fee(2)		1.30%
Administrative Charge		0.15%
Total Base Separate Account Annual Expenses		1.45%
Optional Separate Account Annual Expenses:
6 Year Step-Up Death Benefit(3)		0.05%
Double Enhanced Death Benefit(4)		0.15%
Total Separate Account Expenses with Highest Optional Separate Account Expense(5)		1.60%
Annual Optional Rider Fees
Additional Death Benefit(6)	0.25%
Additional Death Distribution – II(7)	0.55%
Architect Guaranteed Lifetime Withdrawal Benefit(8) – No Longer Available for New Sales	Single Life Option	Joint Life Option
50% Maximum Equity Percentage	0.30%	0.45%
60% Maximum Equity Percentage	0.45%	0.65%
70% Maximum Equity Percentage	0.65%	1.00%
Guaranteed Minimum Income Benefit(9) – No Longer Available	0.45%
Additional Death Benefit – Extra(10) – No Longer Available	0.60%

(1)

If you elect the Initial Payment Guarantee at the time of annuitization, you will pay an additional fee—currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts—that is reflected in the amount of the annuity payments that you receive. See Section 10, “Additional Features.”

(2)	The mortality and expense fee shown (1.30%) is for the Return of Premium Death Benefit.
(3)	The fee for the 6 Year Step-Up Death Benefit (0.05% is in addition to the base mortality and expense risk and administrative fees.
(4)	The fee for the Double Enhanced Death Benefit (0.15%) is in addition to the base mortality and expense risk and administrative fees.
(5)	This reflects the base separate account expenses plus the fee for the Double Enhanced Death Benefit, but does not include any annual optional rider fees.
(6)	The annual rider fee is 0.25% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Section 5, “Expenses.”
(7)	The annual rider fee is 0.55% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Section 5, “Expenses.”

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(8)

The annual rider fee is a percentage of the total withdrawal base. The total withdrawal base on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments. See Appendix G.

(9)

The annual rider fee is 0.45% of the minimum income base and is deducted on the rider anniversary only during the accumulation phase. If you annuitize under the rider, a guaranteed payment fee is deducted. See Appendix H.

(10)	The annual rider fee is 0.60% of the Policy Value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Appendix I.

The next item shows the lowest and highest total operating expenses charged by the portfolios for the year ended December 31, 2012 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.17%	2.25%

(1)

The fee table information relating to the Portfolios is for the year ending December 31, 2012 (unless otherwise noted) and was provided to Monumental by the underlying funds, their investment advisers or managers, and Monumental has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the Portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE(1)

The following example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Policy Owner transaction expenses, Policy fees, Separate Account annual expenses, and Portfolio fees and expenses.

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2012, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, and (2) assuming no optional riders have been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit option you select.

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (1.60%)	$390	$1,184	$1,995	$4,105
6 Year Step-Up at Age 81 Death Benefit Option (1.50%)	$380	$1,155	$1,949	$4,020
Return of Premium Death Benefit Option (1.45%)	$375	$1,141	$1,926	$3,976

(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.

EXAMPLE(1)

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2012, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, and (2) assuming the ADD-II rider and (except as noted in footnote #2 below) the Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) rider have been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the Policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit option you select:

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	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (1.60%)	$ 446	$ 1,353	$ 2,280	$ 4,690
6 Year Step-Up to Age 81 Death Benefit Option (1.50%)	$ 536	$ 1,611	$ 2,690	$ 5,405
Return of Premium Death Benefit Option (1.45%)	$ 531	$ 1,597	$ 2,668	$ 5,366

(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.
(2)	These figures do not include the Architect GLWB, because you may not elect this option and the Architect GLWB rider together.

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher than those shown, subject to the guarantees in the Policy. In addition, your rate of return may be more or less than the 5% assumed in the example. This example does not reflect any premium taxes.

For information concerning compensation paid for the sale of the Policies, see “Distribution of the Policies.”

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1. THE ANNUITY POLICY

The Advisor’s Edge SelectSM Variable Annuity is a flexible-premium variable annuity offered by Monumental. The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying mutual funds (the “Portfolios”) and a fixed account. The fixed account offers interest rates that Monumental guarantees will not decrease during the selected guaranteed period. There may be a different interest rate for each different guaranteed period that you select. The Guaranteed Period Options are the various interest rate periods for the fixed account which Monumental may offer and into which Premium Payments may be paid or amounts transferred.

Who Should Invest

The Policy is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement, but also for other long-term investment purposes. The tax-deferred feature of the Policy is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. There is no additional tax deferral benefit when the Policy is purchased to fund a qualified plan.

Do not purchase this Policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, you represent and warrant that you are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

About the Policy

The Advisor’s Edge SelectSM Variable Annuity is a contract between you, the Policy Owner, and Monumental, the issuer of the Policy. (Owners of Policies issued before the date of this prospectus, on form number AV375, should also refer to Appendix B.)

The Policy provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Policy and ends immediately before the Annuity

Commencement Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Policy among the various available Portfolios and the fixed account. The Policy is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. You could lose the amount that you allocate to the Subaccounts. The Policy is a flexible-premium annuity because after you purchase it, you can make additional investments of at least $500 until the Income Phase begins; you are not required to make any additional investments. During this phase, you are generally not taxed on earnings from amounts invested unless you make withdrawals.

Other benefits available during the Accumulation Phase include the ability to:

—	Make transfers among your investment choices without current tax consequences. (See Transfers Among the Subaccounts and the Fixed Account.)

—

Withdraw all or part of your money with no surrender penalty charged by Monumental, although you may incur income taxes and a 10% penalty tax and an Excess Interest Adjustment. (See ACCESS TO YOUR MONEY - Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Policy and the Annuity Payment Option you select. The Annuity Payment Options are explained at ANNUITY PAYMENTS.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. However, if you annuitize under the Initial Payment Guarantee, then Monumental will guarantee a minimum amount of your annuity payments. There is an extra charge for this rider. If fixed, the payment amounts are level.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Policy, money you have allocated to the Subaccounts is deposited into

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Separate Account VA CC. The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to Monumental but are accounted for separately from Monumental’s other assets and can be used only to satisfy its obligations to Policy Owners.

2. PURCHASE

Customer Order Form and Issuance of Policies

To invest in The Advisor’s Edge SelectSM Variable Annuity, you should send a completed customer order form and your initial Premium Payment to the address indicated on the customer order form. If you wish to make a personal delivery by hand or courier to Monumental of your completed customer order form and initial Premium Payment (rather than through the mail), do so at our Administrative Office, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Monumental will issue a Policy only if the Annuitant and Joint Annuitant are 85 years of age or younger.

If the customer order form and any other required documents are received in good order, Monumental will issue the Policy and will credit the initial Premium Payment within two Business Days after receipt. (A Business Day is any day that the New York Stock Exchange is open for regular trading.) Along with the Policy, Monumental will also send a Policy acknowledgment form, which you should complete, sign, and return in accordance with its instructions.

If Monumental cannot credit the initial Premium Payment because the customer order form or other required documentation is incomplete, Monumental will contact the applicant in writing, explain the reason for the delay, and refund the initial Premium Payment within five Business Days unless the applicant consents to Monumental’s retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

Qualified Policy

In addition to Non-Qualified Policies, Monumental also offers the Advisor’s Edge Select® as a Qualified Policy. Note that Qualified Policies contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Policy.

When the term “Qualified Policy” is used in this prospectus we mean a Policy that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 403(b), 408(b), or 408A of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Policy. A Premium Payment may be reduced by any applicable Premium Tax. In that case, the resulting amount is called a net Premium Payment. The initial net Premium Payment is credited to the Policy within two Business Days of receipt (in good order) of the Premium Payment, customer order form and other required documents.

A Few Things to Keep in Mind Regarding Premium Payments

—	The minimum initial Premium Payment for a Non-Qualified Policy is $10,000.
—	The minimum Initial Premium Payment for a Qualified Policy is $1,000 (or $50 if by payroll deduction).
—	You must obtain prior company approval to purchase a policy with an amount less than the stated minimum.
—

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Monumental Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by Monumental will be returned.

—	We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
—

You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $500 for Non-Qualified Policies. Additional Premium Payments must be at least $25 for Qualified Policies.

—

Additional Premium Payments received in good order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are credited to the Policy as of the close of business that same day.

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—	We reserve the right to reject cumulative Premium Payments over $1,000,000 (this includes subsequent Premium Payments) for policies with the same owner or same annuitant issued by us or an affiliate.
—	Your Initial Net Premium Payment will be invested on the policy date among the Subaccounts selected in your customer order form. See Allocation of Premium Payments, for more information.

The date on which the Policy is issued is called the Policy Date. A Policy Anniversary is any anniversary of the Policy Date. A Policy Year is a period of twelve months starting with the Policy Date or any Policy Anniversary.

There may be delays in our receipt of applications that are outside of our control. Any such delays will affect when your Policy can be issued and your Premium Payment(s) allocated among your investment choices.

Purchasing by Wire

For wiring instructions, please contact our Administrative Office at 1-800-525-6205.

Allocation of Premium Payments

You specify on the customer order form what portion of your Premium Payments you want to be allocated among which Subaccounts and which Guaranteed Period Options. You may allocate your Premium Payments to one or more Subaccounts or to any of the Guaranteed Period Options. All allocations you make to the Subaccounts must be in whole-number percentages totaling 100%. Monumental reserves the right to refuse any Premium Payment.

Should your investment goals change, you may change the allocation percentages for additional net Premium Payments by sending written notice to or by calling Monumental. Requests for Transfers received in good order before the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed as of that day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

WHAT’S MY POLICY WORTH TODAY?

Policy Value

The Policy Value of your Policy is the value of all amounts accumulated under the Policy during the

Accumulation Phase (similar to the current market value of a mutual fund account). When the Policy is opened, the Policy Value is equal to your initial net Premium Payment. On any Business Day thereafter, the Policy Value equals the Policy Value from the previous Business Day, plus—

—	any additional net Premium Payments credited
—	any increase in the Policy Value attributable to investment results of the Subaccount(s) you selected and the interest credited to the Guaranteed Period Options minus—

—	any decrease in the Policy Value attributable to investment results of the Subaccount(s) you selected
—	the daily Mortality and Expense Risk Fee
—	the daily Administrative Expense Charge
—	the Annual Policy Service Charge and any rider charges if applicable
—	any withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals)
—	any charges for Transfers made after the first twelve in a Policy Year
—	any Premium Taxes that occur during the Valuation Period.

(The Cash Value, which is what you receive if you fully withdraw (i.e., surrender) your Policy, is the Policy Value plus or minus any applicable Excess Interest Adjustment, and minus certain fees and charges.)

The Valuation Period is any period between two successive Business Days beginning at the close of business (generally 4:00 p.m. Eastern time) of the first Business Day and ending at the close of business of the next Business Day.

You should expect the Policy Value of your Policy to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Policy during the Accumulation Phase. When you allocate your net Premium Payments to a selected Subaccount, Monumental will credit a certain number of Accumulation Units to your Policy. Monumental determines the number of Accumulation Units it credits by dividing the dollar amount you have

15

allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is credited. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. The Policy Value in each Subaccount equals the number of Accumulation Units in the Subaccount multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value.

3. INVESTMENT CHOICES

The Advisor’s Edge SelectSM Variable Annuity offers you a means of investing in various Portfolios offered by different investment companies (by investing in corresponding subaccounts) and a fixed account. The companies that provide investment advice and administrative services for the Portfolios offered through this Policy are listed in Appendix A: Portfolios Associated with the Subaccounts. For information about the fixed account and the Guaranteed Period Options, see The Fixed Account.

There is no assurance that a Portfolio will achieve its stated objective.

The general public may invest in the Portfolios only through certain insurance policies and qualified plans. The investment objectives and policies of the Portfolios may be similar to those of certain publicly available funds or portfolios. You should not expect the investment results of the Portfolios to be the same as those publicly available funds and portfolios.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services, total expenses, and charges can be found in the current prospectuses for the corresponding Funds. You should read the prospectuses for the Portfolios carefully before you invest.

Note: If you received a summary prospectus for any of the Portfolios, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

You can obtain prospectuses for the Portfolios by calling or writing to our Administrative Office.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Monumental , and Monumental may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because you bear the investment risk, you should carefully consider decisions you make regarding your investment allocations. Note: Certain Portfolios have similar names. It is important that you state or write the full name of the Portfolio to or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to, or withdrawn or transferred from, the Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

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You bear the risk of any decline in the value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that any Subaccounts will always be available for Premium Payments, allocations, or transfers.

We also reserve the right to limit the number of Subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

Monumental cannot and does not guarantee that any of the subaccounts will always be available for Premium Payments, allocations or transfers. Monumental retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. Monumental reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the judgment of Monumental, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuities, or from affecting an exchange between series or classes of variable annuities on the basis of your requests.

New subaccounts may be established when, in the sole discretion of Monumental, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by Monumental. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. Monumental may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated,

Monumental will notify you and request reallocation of the amounts invested in the eliminated subaccount.

Similarly, Monumental may, at its discretion, close a subaccount to new investment (either transfers or premium payments). If you allocate Premium Payments to a subaccount that is closed to new investment, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and the Premium Payment will be returned.

In the event of any such substitution or change, Monumental may, by appropriate endorsement, make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts.

To the extent permitted by applicable law, Monumental also may (i) transfer the assets of the separate account associated with the policies to another account or accounts, (ii) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (iii) create new separate accounts, (iv) add new subaccounts, or (v) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium Payments allocated and amounts transferred to the fixed account become part of Monumental’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Monumental has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed account.

While we do not guarantee that the fixed account will always be available for new investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed

17

minimum effective annual interest rate shown on your Policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the Guaranteed Period Option you selected, the value in the Guaranteed Period Option will automatically be transferred into a new Guaranteed Period Option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a Guaranteed Period Option of the fixed account are subject to an Excess Interest Adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your Policy. The Excess Interest Adjustment will not decrease the interest credited to your Policy below the guaranteed minimum, however.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable non-forfeiture law at the time the policy is issued.

If you select the fixed account, your money will be placed with Monumental’s other general assets. The amount of money you are able to accumulate in the fixed account during the Accumulation Phase depends upon the total interest credited. The amount of annuity payments you receive during the Income Phase from the fixed portion of your Policy will remain level for the entire Income Phase.

We reserve the right to refuse any Premium Payment or transfer to the fixed account.

Transfers Among the Subaccounts and the Fixed Account

Should your investment goals change, you may make unlimited transfers of money among the Subaccounts and the Fixed Account at no cost, subject to the limitations described above which we reserve the right to impose, and the following conditions:

—	You may make requests for transfers in writing or by telephone. Monumental will process requests it receives in good order before the close of the New York Stock Exchange
(generally 4:00 p.m. Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.
—	The minimum amount you may transfer from a Subaccount is $500 (unless the Policy Value in a Subaccount is less than $500).
—	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for Transfers in excess of 12 per Policy Year.
—	Transfers out of a Guaranteed Period Option of the fixed account are limited to the following:
—

Within 30 days before the end of the guaranteed period you must notify us that you wish to transfer the amount in that Guaranteed Period Option to another investment choice. No Excess Interest Adjustment will apply.

—	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest Premium Payment first.
—

Other than at the end of a guaranteed period, transfers of amounts from the Guaranteed Period Option (in excess of interest credited), are subject to an Excess Interest Adjustment. If the adjustment is negative, then the maximum amount you can transfer is 25% of the amount in that Guaranteed Period Option, less any previous transfers during the current Policy Year. (Note: This restriction may prolong the period of time it takes to transfer the full amount in a Guaranteed Period Option of The Fixed Account. You should carefully consider whether investment in The Fixed Account meets your needs and investment criteria.) If the adjustment is positive, then we do not limit the amount that you can transfer.

—	Transfers of the Guaranteed Period Option amounts equal to interest credited must be at least $50.
—	There are no transfers permitted out of the Dollar Cost Averaging Fixed Account Option except through the Dollar Cost Averaging Program.

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers, frequent or disruptive traders (frequent transfers are considered to be disruptive). Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

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Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing or disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable

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insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition, transfers for multiple policies invested in the TST underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and the general amount may change quickly.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

—	impose redemption fees on transfers;
—

expressly limit the number or size of transfers in a given period except for certain Subaccounts where an underlying fund Portfolio has advised us to prohibit certain transfers that exceed a certain size; or

—	limit the number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market

20

timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4. PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures will also reflect the premium enhancement, if any.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

5. EXPENSES

There are charges and expenses associated with the Policy that reduce the return on your investment in the Policy.

Excess Interest Adjustment

Withdrawals from the fixed account may be subject to an Excess Interest Adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also be made to amounts applied to an Annuity Payment Option. See “Excess Interest Adjustment” in the Statement of Additional Information.

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Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the Annuity Commencement Date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium Payments, asset rebalancing and dollar cost averaging transfers are not considered transfers for the purpose of assessing a transfer fee. All transfer requests made at the same time are treated as a single transfer.

Special Service Fees

We will deduct a charge for special services you request.

Annual Policy Service Charge

We reserve the right to assess an Annual Policy Service Charge of up to $30 (but no more than 2% of your Policy Value at the time of deduction) for policy administrative expenses. We will not assess this charge on your Policy if (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000; (2) your Policy Value equals or exceeds $50,000 or (3) the Policy is a Qualified Policy. We currently do not assess this fee.

Mortality and Expense Risk Fee

Monumental charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is dependent on the death benefit option you select on the customer order form. For the Return of Premium Death Benefit Option, the mortality and expense risk fee is at an annual rate of 1.30%. For the 6 Year Step-Up Death Benefit Option, the mortality and expense risk fee is at an annual rate of 1.35%. For the Double Enhanced Death Benefit Option, the mortality and expense risk fee is at an annual rate of 1.45%.

We guarantee that the annual charge described above will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to Monumental’s surplus. If the charges collected under the Policy are not enough to cover actual costs or assumed risks, then Monumental will bear the loss. We expect to profit from this charge.

We may use any profit for any proper purpose, including distribution expenses.

A Closer Look At The Mortality and Expense Risk Fee

Monumental assumes mortality risk in two ways. First, where Policy Owners elect an Annuity Payment Option under which Monumental guarantees a number of payments over a life or joint lives, Monumental assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, Monumental assumes mortality risk in guaranteeing a minimum Death

Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk that Monumental assumes is that the charges collected for administrative expenses, which are based on rates that are guaranteed not to increase above the rates shown for the life of the Policy, may not cover the actual costs of issuing and administering the Policy.

Administrative Expense Charge

Monumental assesses each Policy an annual Administrative Expense Charge to cover the cost of issuing and administering each Policy and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.15% annually of the net asset value of the Separate Account.

Premium Taxes

Some states assess premium taxes on the Premium Payments that you make. We currently do not deduct for these taxes at the time you make a Premium Payment. However, we will deduct the total amount of premium taxes, if any, from the Policy Value when:

—	you begin receiving annuity payments;
—	you surrender the Policy; or
—	a death benefit is paid.

Additional Death Benefit

If you elect the ADB, there is an annual rider fee during the accumulation phase of 0.25% of the Policy Value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase. The rider fee is deducted pro rata from each investment choice.

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Additional Death Distribution - II

If you elect the ADD-II, there is an annual fee during the accumulation phase of 0.55% of the Policy Value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase. The rider fee is deducted pro rata from each investment choice.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, then there is a fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value in the Subaccounts. The fee may be higher or lower at the time you annuitize and elect the rider.

Life with Emergency Cash® Surrender Charge

If you select the Life with Emergency Cash® annuity payment option, then you can surrender your Policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the Annuity Commencement Date. The following schedule shows the current surrender charge:

Number of years Since Annuity Commencement Date	Surrender Charge (as a percentage of adjusted policy value)
0-1	4%
1-2	3%
2-3	2%
3-4	1%
4 or more	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency Cash® annuity payment option.

Note carefully the following three things about this surrender charge:

—	this surrender charge is measured from the Annuity Commencement Date and not from the Premium Payment date;
—	this charge is a percentage of the Adjusted Policy Value applied to the Life with Emergency Cash® annuity payment option, and not a percentage of premium; and
—	under this payment option, there is no surrender charge free amount.

Portfolio Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by the Portfolios. The lowest and highest Portfolio expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for underlying fund Portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

—

Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

—

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-advisor realized on the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of

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these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the Particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Monumental and/or TCI
Fund	Maximum Fee % of assets(1)
AllianceBernstein Variable Products Series Fund, Inc.	0.25%
Columbia Funds Variable Insurance Trust	0.15%
The Dreyfus Socially Responsible Growth Fund, Inc.	0.55%
Dreyfus Variable Investment Fund	0.55%
Federated Insurance Series	0.25%
Fidelity Variable Insurance Products Fund(3)	0.10%
Nationwide Variable Investment Trust	0.25%
Transamerica Series Trust(2)	0.25%
Vanguard Variable Insurance Fund	0.00%
Wanger Advisors Trust	0.15%
Wells Fargo Advantage Variable Trust Funds	0.25%

(1)

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in Subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

(2)

TST: Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund Portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the Policyowners who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2012 we received $436,380.04 in benefits from TAM pursuant to these arrangements. We anticipate receiving comparable amounts in the future.

(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

Proceeds from certain of these payments by the Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies” in this prospectus.

6. ACCESS TO YOUR MONEY

The value of your Policy can be accessed during the Accumulation Phase:

—	by making a full or partial withdrawal; and
—	by taking systematic payouts.

On or before the Annuity Commencement Date, the Policy Value is equal to the owner’s:

—	Premium Payments; minus
—	partial withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals); plus
—	interest credited in the fixed account; plus or minus
—	accumulated gains or losses in the separate account; minus
—	service charges, rider fees, Premium Taxes, and transfer fees, if any.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Policy. All partial withdrawals must be for at least $500. Withdrawals may be restricted under tax sheltered annuity policies. If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

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On the business day that Monumental receives your request for a full withdrawal, the amount payable is the Cash Value. You will receive:

—	the value of your Policy; plus or minus
—	any Excess Interest Adjustment; minus
—	any applicable premium taxes, annual service charges and any rider fees.

To make a withdrawal, send your written request on the appropriate Monumental form to our Administrative Office. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Because you assume the investment risk for amounts allocated to the Portfolios under the Policy, and because of certain fees and charges, the total amount paid upon a full withdrawal of the Policy may be more or less than the total Premium Payments made (taking prior withdrawals into account).

Excess Interest Adjustment

Money that you withdraw from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment. At the time you request a withdrawal, if interest rates set by Monumental have risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value on surrender or transfer.

Generally, all withdrawals from a Guaranteed Payment Option (including transfers) in excess of 10% of your cumulative Premium Payment are subject to an Excess Interest Adjustment. Beginning in the first Policy Year you can withdraw up to 10% of your cumulative Premium Payments of the fixed account each Policy Year, in one or more withdrawals, without an Excess Interest Adjustment. This is referred to as the “free amount.”

There will be no Excess Interest Adjustment on any of the following:

—	lump sum withdrawals of the free amount available;
—	nursing care and terminal condition withdrawals;
—	unemployment withdrawals;
—	withdrawals to satisfy the minimum distribution requirements; for Qualified Policies and
—	Systematic Payout Option payments, which do not exceed 10% of your cumulative Premium Payments of the fixed account divided by the number of payouts made per year.

Please note that under these circumstances you will not receive a higher Cash Value if interest rates have fallen nor will you receive a lower Cash Value if interest rates have risen.

Payment of Full or Partial Withdrawal Proceeds

Monumental will pay cash withdrawals within seven business days after receipt in good order (at our Administrative Office) of your written request for withdrawal except in one of the following situations, in which Monumental may delay the payment beyond seven days:

—	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted
—	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
—	the SEC permits a delay for your protection as a Policy Owner
—	the payment is derived from premiums paid by check, in which case Monumental may delay payment until the check has cleared your bank.

Transfers of amounts from the Subaccounts may also be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Federated Prime Money Fund II portfolio until the portfolio is liquidated.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a Premium Payment and/or “freeze” a Policy Owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

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Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee or Notary Public Stamp as required by us) for the following transaction requests:

—	Any surrenders over $250,000;
—	Certain surrenders on or within 15 days of an ownership change;
—

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;

—	Any surrender when the Company does not have an originating or guaranteed signature on file.
—	Any other transaction where we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. This includes many:

—	National and state banks
—	Savings banks and savings and loan association;
—	Securities brokers and dealers; and
—	Credit Unions.

The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Taxation of Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide Monumental with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires Monumental to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. Eligible Rollover Distributions from tax sheltered annuity policies are subject to mandatory withholding.

7. ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Policy Owner, you exercise control over when the Income Phase begins by specifying an Annuity Commencement Date on the customer order form when you purchase the Policy. The Annuity Commencement Date is the date on which annuity payments begin. You can generally change the Annuity Commencement Date at any time by giving us 30 days notice (in good order) with the new date or age, as long as the Annuitant or Joint Annuitant is living. The latest annuity commencement date generally cannot be after the date specified in your policy unless a later date is agreed to by us.

The Annuity Commencement Date for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The Policy provides four Annuity Payment Options that are described below. You may choose any combination of Annuity Payment Options. Monumental will use your Adjusted Policy Value to provide these annuity payments. The Adjusted Policy Value is the Policy Value increased or decreased by any applicable Excess Interest Adjustment. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2,000, Monumental reserves the right to pay it in one lump

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sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (Monumental reserves the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable payments under Annuity Payment Options 2-V and 4-V. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in your Policy. The dollar amount of additional variable payments will vary based on the investment performance of the Subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease. These changes may only occur on an annual basis if you receive stabilized payments under the Initial Payment Guarantee.

A charge for Premium Taxes and an Excess Interest Adjustment may be made when annuity payments begin.

The Annuity Payment Options are explained below. Options 1 and 3 are fixed only. Options 2 and 4 can be fixed or variable.

—	Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period you choose. No funds will remain at the end of the period.
—	Payment Option 2—Life Income. You may choose between:

  Fixed Payments

—	No Period Certain—We will make level payments only during the annuitant’s lifetime.
—	10 Years Certain—We will make level payments for the longer of the annuitant’s lifetime or ten years.
—	Guaranteed Return of Policy Proceeds—We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this Annuity Payment Option.

 Variable Payments

—	No Period Certain—Payments will be made only during the lifetime of the annuitant.
—	10 Years Certain—Payments will be made for the longer of the annuitant’s lifetime or ten years.

Life with Emergency Cash® (fixed or variable) Payments will be made during the lifetime of the annuitant. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender charge schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases at the date the annuitant reaches the IRS age limitation.

The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

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—

Payment Option 3—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. The duration of the payments may not exceed the annuitant’s life expectancy. This will be a series of level payments followed by a smaller final payment.

—	Payment Option 4—Joint and Survivor Annuity. You may choose between:

Fixed Payments

—	Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

—	Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

Note: Other Annuity Payment Options may be arranged by agreement with Monumental. Some Annuity Payment Options may not be available in all states or we may limit certain options to ensure they comply with applicable tax law provisions.

If your Policy is a Qualified Policy, then payment options 1 and 3 may not satisfy minimum required distribution rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

—	you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and
—	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

—	we may make only one (two, three, etc.) annuity payments.

IF:

—	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
—	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

—	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

However, IF:

—	you choose Life with Emergency Cash®; and
—	the annuitant dies before age 101;

THEN:

—	the Life with Emergency Cash® death benefit will be paid.

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We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping Monumental informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will generally be Option 2 Life with 10 Years Certain subject to certain exceptions for qualified policies, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate upon annuitization.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Policy’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, Monumental determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Policy. This amount depends on the value of your Policy on the Annuity Commencement Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A Few Things to Keep in Mind Regarding Annuity Payments

—

If an Annuity Payment Option is not selected, Monumental will assume that you chose the Life Income (with 10 years certain). Any amounts in a Subaccount immediately before the Income Phase begins will be applied under a variable Annuity Payment Option based on the performance of that Subaccount.

—

Money that you apply to an annuity payment option from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (i.e., the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an excess interest adjustment.

—

Monumental reserves the right to change the frequency if payments would be less than $50. If on the Annuity Commencement Date, the Adjusted Policy Value is less than $2,000, Monumental reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option.

—	From time to time, Monumental may require proof that the Annuitant, Joint Annuitant, or Policy Owner is living.
—	If someone has assigned ownership of a Policy to you, or if a non-natural person (e.g., a corporation) owns a Policy, you may not start the Income Phase of the Policy without Monumental’s consent.
—	At the time Monumental calculates your Annuity Payments, Monumental may offer more favorable rates than those guaranteed in the Annuity Tables found in the Policy.
—	Once Annuity Payments begin, you cannot select a different Annuity Payment Option. Nor can you cancel an Annuity Payment Option after Annuity Payments have begun.
—	Once Annuity Payments begin, there is no longer a Policy Value. You cannot make any withdrawals unless you have selected the Life with Emergency Cash® annuity payment option.
—

If you have selected a variable Annuity Payment Option, then you may change the Subaccount funding the variable Annuity Payments by written request or by calling 1-800-525-6205. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.

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—

You may select an Annuity Payment Option and allocate a portion of the value of your Policy to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

—

If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep Monumental informed of the Payee’s most current address of record.

8. DEATH BENEFIT

Monumental will pay a death benefit to your beneficiary, under certain circumstances, if the Annuitant dies before the Annuity Commencement Date and the Annuitant was also the Policy Owner. (If the Annuitant was not an owner, a death benefit may or may not be paid. See below.) The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, written directions regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we may require due proof of death from all beneficiaries before paying the death proceeds. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See Section 11. OTHER INFORMATION – Abandoned or Unclaimed Property.

Please note: Such due proof of death must be submitted in good order to avoid a delay in processing the death benefit claim. Due proof requires selecting a payment option. See Section 11. OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.

The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the Beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the Separate Account may be reallocated in accordance with the Beneficiary’s instructions.

The Company may permit the Beneficiary to give a “one-time” written instruction to reallocate the investments in the Separate Account to the money market fund after the death of the annuitant. If there is more than one Beneficiary, all Beneficiaries must agree to such reallocation instructions. This one-time reallocation will be permitted if the Beneficiary provides satisfactory evidence of the Annuitant’s death.

When We Pay a Death Benefit

Before the Annuity Commencement Date

We will pay a death benefit to your beneficiary IF:

—	you (owner) are both the Annuitant and an owner of the Policy; and
—	you die before the Annuity Commencement Date.

If the only person receiving the death benefit is the surviving spouse of the owner, then he or she, if eligible, may elect to continue the Policy as the new annuitant and owner, instead of receiving the death benefit.

We will also pay a death benefit to your beneficiary IF:

—	you (owner) are not the Annuitant; and
—	the Annuitant dies before the Annuity Commencement Date; and
—	you specifically requested that the death benefit be paid upon the Annuitant’s death.

Distribution requirements apply to the Policy Value upon the death of any Policy Owner. These requirements are detailed in the Statement of Additional Information.

After the Annuity Commencement Date

The death benefit payable, if any, on or after the Annuity Commencement Date depends on the Annuity Payment Option selected.

IF:

—	you (owner) are not the Annuitant; and
—	you die on or after the Annuity Commencement Date; and
—	the entire interest in the Policy has not been paid to you;

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THEN:

—	the remaining portion of such interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

When We Do Not Pay A Death Benefit

No death benefit is paid in the following cases:

IF:

—	you (owner) are not the Annuitant; and
—	the Annuitant dies before to the Annuity Commencement Date; and
—	you did not specifically request that the death benefit be paid upon the Annuitant’s death;

THEN:

—	you will become the new Annuitant and the Policy will continue.

IF:

—	you (owner) are not the Annuitant; and
—	you die prior to the Annuity Commencement Date;

THEN:

—

the new owner (unless it is your spouse) must generally surrender the Policy within five years of your death for the Policy Value increased or decreased by an Excess Interest Adjustment (if applicable).

Note carefully. If the Policy Owner does not name an Owner’s designated beneficiary, the Policy Owner’s estate will become the new owner. If no probate estate is opened (because, for example, the Policy Owner has precluded the opening of a probate estate by means of a trust or other instrument), and Monumental has not received written notice (in good order) of the trust as a successor owner signed prior to the Policy Owner’s death, then that trust may not exercise ownership rights to the Policy. It may be necessary to open a probate estate in order to exercise ownership rights to the Policy if no Owner’s designated beneficiary is named in the written notice received by Monumental.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as lump sum or as annuity payments. The “base policy” death benefit will be the greatest of:

—	Policy Value on the date we receive the required information in good order at our Administrative Office; or
—	Cash Value on the date we receive the required information in good order at our Administrative Office (this will be more than the Policy Value if there is a positive Excess Interest Adjustment); or
—	Guaranteed Minimum Death Benefit, if any (discussed below).

Please Note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit Options

On the Policy application, you generally may choose one of the three Guaranteed Minimum Death Benefit options listed below for an additional fee. After the Policy is issued, you cannot make an election and the death benefit cannot be changed.

A.	Return of Premium Death Benefit

The Return of Premium Death Benefit is:

—	the total Premium Payments;
—	less any Adjusted Partial Withdrawals (discussed below) as of the date of death.

The Return of Premium Death Benefit will be in effect if you do not choose one of the other death benefit options on the policy application. The charges are lower for this option.

B.	6 Year Step-Up To Age 81 Death Benefit

The 6 Year Step-Up Death Benefit is:

—	the higher of the initial premium or the Adjusted Policy Value on the 6th, 12th, 18th, etc., Policy Anniversary prior to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday;
—	plus premiums paid;
—	less partial withdrawals made after the date of the 6th (12th, 18th, etc.) anniversary with the largest Policy Value.

This death benefit option available if the Policy Owner or Annuitant is age 0 to 75 on the Policy Date. There is an extra charge for this death benefit option of 0.05% annually for a total mortality and expense risk fee of 1.35%.

C.	Double Enhanced Death Benefit

The Double Enhanced Death Benefit is the greater of (1) or (2) where:

(1)	is a 5% annually compounding death

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benefit, equal to the cumulative Premium Payments, minus Adjusted Partial Withdrawals, plus interest accumulated at 5% per annum from the payment or withdrawal date to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday; and
(2)	is a Step-Up Death Benefit, equal to the largest Policy Value on the Policy Date or on any Policy Anniversary prior to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday, plus any Premium Payments since the date of the Policy Anniversary with the largest Policy Value, minus any Adjusted Partial Withdrawals since the date of the Policy Anniversary with the largest Policy Value.

The Double Enhanced Death Benefit is available if the Policy Owner or Annuitant is 0 to 79 on the Policy Date. There is an extra charge for this death benefit option of 0.15% annually for a total mortality and expense risk fee of 1.45%.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your Guaranteed Minimum Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total Premium Payments. Please see Appendix D for a detailed explanation of this adjustment. If you have a Qualified Policy, minimum required distribution rules may require you to request a partial withdrawal.

9. TAX INFORMATION

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. The federal income tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or non-qualified, until a distribution occurs (either as a surrender, withdrawal, or as annuity payments). Under certain circumstances, however, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy.

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The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or policy.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of the Policy

Diversification Requirements. In order for a non-qualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death that will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity starting date, such owner’s surviving spouse is the sole beneficiary, under the nonqualified policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for

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purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, exercise of the spousal continuation provisions of this policy or any riders by persons who do not meet the definition of “spouse” under federal law—e.g., civil union partners and same-sex marriage spouses—may have adverse tax consequences. Consult a tax adviser for more information on this subject.

Taxation of Annuities

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

—

Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

—

Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

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The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Policies

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy over the “investment in the policy.” In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals will be exempt from the penalty tax. They include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after an owner dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed lifetime withdrawal benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of

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withdrawals. None of the payment options under the policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Tax-Free Exchanges

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity policy for another annuity policy or a qualified long-term care insurance contract. Generally, an annuity policy issued in an exchange for another annuity policy is treated as new for purposes of the penalty and distribution at death rules.

If the initial contribution is made as a result of an exchange or surrender of another annuity policy, we may require that you provide information relating to the federal income tax status of the previous annuity policy to us.

Revenue Procedure 2011-38 significantly ease the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the newly enacted partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new policy.

Pursuant to interim guidance provided in IRS Notice 2011-68, the IRS confirmed that it is permissible to partially exchange a portion of the cash surrender value of an annuity for a qualified long term care insurance contract, provided that the requirements of Section 1035 are met. However, further guidance is needed regarding the application of Rev. Proc. 2011-38 to such transfers. Please discuss the tax consequences of any contemplated 1035 exchange transaction with a competent tax adviser.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Taxation of Surrenders and Partial Withdrawals-Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. If you do not have any non-deductible purchase payments, your investment in the policy will be treated as zero.

The IRS has not reviewed this policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional death benefit.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

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Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity starting dates, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, exchange or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Separate Account Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2013, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation (currently $5,250,000) and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The IRS recently announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

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Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

Beginning in 2014, we may be required to withhold at a rate of 30% under FATCA on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective foreign entities are advised to consult with a competent tax adviser regarding the application of FATCA to their particular situation.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years

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after the first contribution to any Roth IRA of the individual and made after one of the following attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1/2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b)

policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non - governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/HR-10 plans and any other types of plans at our sole discretion.

Qualified Plan Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of

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April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

10. ADDITIONAL FEATURES

Systematic Payout Option

You may elect to have a specified dollar amount provided to you from the portion of your Policy Value allocated to the Portfolios on a monthly, quarterly, semi-annual, or annual basis. The minimum amount for each Systematic Payout is $50. If payments are from the fixed account, then they cannot exceed the free amount divided by the number of payments per year. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.

You may elect this option by completing a Systematic Payout Option Request Form.

Monumental must receive your Form (in good order) at least 30 days before the date you want Systematic Payouts to begin. Monumental will process each Systematic Payout on the date and at the frequency you specified in your Systematic Payout Option Application Form. The start date for Systematic Payouts must be between the first and the twenty-eighth day of the month. You may discontinue the Systematic Payout Option at any time by notifying us in writing at least 30 days prior to your next scheduled withdrawal date.

We reserve the right to discontinue offering this option upon 30 days’ notice, and we also reserve the right to charge a fee for the option.

Additional Death Benefit

The optional Additional Death Benefit (“ADB”) rider pays an additional amount (based on earnings since the rider was issued) when a death benefit is payable under your Policy, in certain circumstances. The ADB is only available for issue ages through age 80.

ADB Amount. The ADB is payable only if you elected the rider before the death triggering the payment of the Policy death benefit and a death benefit is payable under the policy. The ADB is equal to:

—	the ADB factor (see below); multiplied by
—	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

—	the Policy Value on the date the death benefit is determined; minus
—	Policy Value on the rider date; minus
—	Premium Payments after the rider date; plus
—	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the ADB if there are no rider earnings on the date the death benefit is calculated.

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If you purchase your Policy as part of a 1035 exchange or add the ADB after you purchase the Policy, rider earnings do not include any gains before the 1035 exchange or the date the ADB is added to your Policy.

The ADB factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80.

No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable on the Policy, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the Policy and the ADB will be considered.

Please see Appendix D for an example which illustrates the ADB payable as well as the effect of a partial surrender on the ADB.

Spousal Continuation. If a spouse, as the new owner of the Policy, elects to continue the Policy instead of receiving a death benefit and ADB, the spouse will receive a one-time Policy Value increase equal to the ADB. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80 if the ADB is still being offered.

Rider Fee. A rider fee, 0.25% of the Policy Value, is deducted annually on each rider anniversary preceding annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the ADB would not pay any benefits (because there are no rider earnings).

Termination. The rider will remain in effect until:

—	you cancel it by notifying our Administrative Office in writing,
—	the Policy is annuitized or surrendered, or
—	the ADB is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADB rider may be re-elected if still being offered; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and of IRAs. Consult a tax adviser before electing this rider for any qualified plan or IRA.

Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.

The Additional Death Benefit may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the Additional Death Benefit. The application and operation of the Additional Death Benefit are governed by the terms and conditions of the rider itself.

Additional Death Distribution - II

The optional Additional Death Distribution – II (“ADD-II”) rider pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADD-II is available only for issue ages through age 75.

ADD-II Amount. An additional death benefit is payable only if a death benefit is paid on the base Policy to which the rider is attached. The amount of the additional benefit depends on the amount of time that has passed since the rider date as follows:

—	If a death benefit is payable within the first five years after the rider date, then the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.
—

If a death benefit is payable after five years following the rider date, this means, in essence, that there is no rider benefit for the first 5 years after the rider date. Then the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the Policy Value less any premiums added after the rider date.

The rider benefit percentage may vary but will currently be equal to 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the ADD-II if the Policy Value on the date of death is less than the Premium Payments after the rider date.

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For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional benefit will be considered.

Please see Appendix E for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation. If a spouse, as the new owner of the Policy, elects to continue the Policy instead of receiving the death benefit and ADD-II, the spouse will receive a one-time Policy Value increase equal to the ADD-II, and at this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long he or she is under the age of 76 if the ADD-II is still being offered.

Rider Fee. A rider fee, currently 0.55% of the Policy Value, is deducted annually on each rider anniversary preceding to annuitization. We will also deduct this fee upon surrender of the Policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

—	you cancel it by notifying our Administrative Office in writing,
—	the Policy is annuitized or surrendered, or
—	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADD-II rider may not be re-elected if still being offered for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.

The Additional Death Distribution - II may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the Additional Death Benefit - II. The application and operation of the Additional Death Benefit – II governed by the terms and conditions of the rider itself.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your Policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the rider, the guaranteed percentage will not change during the life of the Initial Payment Guarantee. Contact us for the current guaranteed percentage.

The payment amount is adjusted once each year (on the anniversary of your Annuity Commencement Date) to reflect the investment performance of your selected investment choices over the preceding year (but your payment will not be less than the guaranteed minimum).

Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee charge. This fee is reflected in the amount of the annuity payments that you receive if you select the payment guarantee. It is deducted in the same manner as the Separate Account charge and it is reflected in the calculation of the annuity unit values.

The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. The Initial Payment Guarantee uses a 5.0% assumed investment rate (“AIR”) to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5.0%. The payments will increase if such actual net investment performance (net of fees and expenses) exceeds the AIR, and decrease if actual performance is below the AIR (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

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The Initial Payment Guarantee may vary by state and may not be available in all states.

Nursing Care and Terminal Condition

No Excess Interest Adjustment will apply if you or your spouse has been:

—	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or
—	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person. You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may not be available in all states. See the Policy or endorsement for details and conditions.

Unemployment Waiver

No Excess Interest Adjustment will apply to withdrawals if you or your spouse is unemployed. In order to qualify, you (or your spouse, whichever is applicable):

—	must have been employed full time for at least two years prior to becoming unemployed; and
—	must have been employed full time on the Policy Date; and
—	must have been unemployed for at least 60 days in a row at the time of the withdrawal; and
—	must have a minimum Cash Value at the time of withdrawal of $5,000

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal.

You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person. This benefit may not be available in all states.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may not be available in all states. See the Policy or endorsement for details and conditions.

Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit (“GMIB”) is no longer available for new sales, but Policy Owners who elected the GMIB before May 1, 2003, can still upgrade. If you upgrade, the annual effective interest rate is currently 5% per year.

Telephone Transactions

You may establish the telephone transfer privilege on your Policy by completing the appropriate section of the Policy acknowledgment form you will receive with your Policy or by completing a separate telephone authorization form at a later date. You may also authorize a third party to initiate transactions by telephone by completing a third party authorization form or the appropriate section of the Policy acknowledgment form.

Monumental will take reasonable steps to confirm that instructions communicated by telephone are genuine. Before we act on any request, we will ask the caller for his or her Policy number and Social Security Number. In addition, we will take reasonable steps to confirm that instructions communicated by telephone from a third party are genuine. The third party caller will be asked for his or her name, company affiliation (if appropriate), the policy number to which he or she is referring, and the Social Security number of the Policy Owner. This information will be verified with the Policy Owner’s records before processing a transaction, and all transactions performed will be verified with the Policy Owner through a written confirmation statement. We will record all calls. Neither the Company nor the Funds shall be liable for any loss, cost, or expense for acting on telephone instructions that are believed to be genuine in accordance with these procedures.

Telephone requests must be received while the New York Stock Exchange is open for regular business to get same-day pricing of the transaction. We may discontinue this option at any time.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service

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beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or telephone lines available, to take your call. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability in all circumstances.

Asset Rebalancing

During the Accumulation Phase, you may instruct us to make automatic transfers of amounts among the Subaccounts in order to maintain a desired allocation of Policy Value among those Subaccounts. We will “rebalance” monthly, quarterly, semi-annually, or annually, beginning on the date you select. You must select the percentage of the Policy Value you desire in each of the various Subaccounts offered (totaling 100%).

Rebalancing can be started, stopped, or changed at any time, except that rebalancing will not be available when Dollar Cost Averaging is in effect or when any other transfer is requested. If a transfer is requested, then we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to restart Asset Rebalancing.

There is no charge for this benefit.

Dollar Cost Averaging Program

During the Accumulation Phase, you may instruct us to automatically make transfers into one or more variable Subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

A minimum of $500 per transfer is required. A minimum of $3,000 is required to start a 6-month program and $6,000 is required to start a 12-month program. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly.

You can elect to transfer from the Dollar Cost Averaging Fixed Account Option or the Federated Prime Money Fund II Subaccount.

A Dollar Cost Averaging program will begin once we have received, in good order, all necessary information and the minimum required amount. A Dollar Cost Averaging program will begin on the 28th day of the applicable month. If we receive additional Premium Payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

—	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or
—	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

—	any amount in a fixed source will be transferred to the money market Subaccount; and
—	any amount in a variable source will remain in that variable Subaccount; and
—	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

—	we receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

—

the additional premium payments will be allocated according to the current payment allocations at that time and will not reactivate a completed Dollar Cost Averaging program. (New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed.

IF:

—	we receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program;

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THEN:

—	we will, absent new instructions to the contrary, allocate the additional premium as identified in the previous Dollar Cost Averaging program.

IF:

—	you discontinue a Dollar Cost Averaging program before its completion;

THEN:

—	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

There is no charge for this benefit.

The Dollar Cost Averaging program may vary for certain policies and may not be available for all policies. See your policy for availability of the fixed account options.

Architect Guaranteed Lifetime Withdrawal Benefit

The Architect Guaranteed Lifetime Withdrawal Benefit is no longer available for new sales, but if you have previously elected this rider, you can still upgrade. See Appendix G for additional information.

Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit (“GMIB”) is no longer available for new sales, but Policy Owners who elected the GMIB before May 1, 2003, can still upgrade. If you upgrade, the annual effective interest rate is currently 5% per year. See Appendix H for additional information.

Additional Death Benefit – Extra

The Additional Death Benefit – Extra rider is no longer available for new sales. See Appendix I for additional information.

11. OTHER INFORMATION

Monumental Life Insurance Company

Monumental Life Insurance Company was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. The

Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico, and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your Policy from our general account assets and/or from your Policy Value held in the Separate Account. It is important that you understand that payments of the benefits depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.

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We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website.

Separate Account VA CC

The Separate Account was established by Monumental on February 1, 1992, and operates under Iowa law. The Separate Account is a unit investment trust registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

Monumental owns the assets of the Separate Account, and the obligations under the Policy are obligations of Monumental. These assets are held separately from the other assets of Monumental and are not chargeable with liabilities incurred in any other business operation of Monumental (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Monumental will always keep assets in the Separate Account with a value at least equal to the total Policy Value under the Policies. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of Monumental. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of Monumental’s general account assets or any other separate account Monumental maintains.

The Separate Account has various Subaccounts dedicated to the Policy, each of which invests solely in a corresponding Portfolio of the underlying funds. Additional Subaccounts may be established at Monumental’s discretion. The Separate Account meets the definition of a “separate account” under Section 2(a)(37) of the 1940 Act.

Policy Owner

The Policy Owner is the person or persons designated as the Policy Owner in the customer order form to participate in the Policy and who exercises all rights under the Policy. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. You can generally change the owner at any time by notifying us in writing at our Administrative Office. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.

Annuitant

The person during whose life any annuity payments involving life contingencies will continue.

Payee

The Payee is the Policy Owner, Annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

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Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We pay commissions to TCI which are passed through to selling firms. We also pay TCI an “override” that is a percentage of total commissions paid on sales of our Contracts which is not passed through to the selling firms and may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of representatives of Transamerica Financial Advisors, Inc. (“TFA”), an affiliated broker-dealer firm, “wholesale” the Policies, that is, provide sales support and training to sales representatives at the selling firms. To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), we and/or TFA or another affiliates may provide promotional incentives in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms or organizations in connection with the sale of the Policies. We and/or our affiliates may share the costs of client appreciation events, reimburse selling firms for, among other things, the costs of exhibit booths and other items related to sponsoring marketing conferences and events, and/or provide other marketing support. To the extent permitted by FINRA rules, we and/or our affiliates may provide selling representatives with occasional de minimus gifts, meals, tickets or other non-cash compensation in connection with the sale the of Policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 1.25% of premiums plus an annual continuing fee of 1.0% based on policy values.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Special Compensation Paid to Affiliated Firms.

Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Certain costs of TFA are underwritten by our affiliates. Wholesaling representatives and their managers at TFA who meet certain productivity standards that include sales of the Policies may receive additional cash bonuses and non-cash compensation from us or our affiliates.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup our sales expenses and incentives we pay through fees and charges deducted under the Policy and other corporate revenue.

Right to Cancel Period

You may return your Policy for a refund, but only if you return it within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law.

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The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. You bear the risk of any decline in Policy Value during the Right to Cancel Period. However, if state law requires, then we will refund your original Premium Payment(s). We will pay the refund within seven days after we receive, in good order and within the applicable period at our Administrative Office, written notice of cancellation and the returned Policy. The Policy will then be deemed void.

Assignment

The Owner has the right to assign ownership to a person or party other than himself. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and supporting legal documentation generally includes, to the extent applicable to the transaction: your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Policy Owners (exactly as registered on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether aparticular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. However, in certain cases where applications or transaction requests are transmitted electronically through or by a broker/dealer, “receipt” can mean the point in time when the application or transaction request is electronically transmitted by the broker/dealer (or other financial intermediary), provided that we actually receive the application or transaction request promptly and in good order. We reserve the right to reject electronic transactions that do not meet our requirements.

Reinstatements

Monumental occasionally receives requests to reinstate a Policy whose funds had been transferred to another company via an exchange under Internal Revenue Code Section 1035 or a trustee-to-trustee transfer under the Internal Revenue Code. In certain of these situations, Monumental will allow a reinstatement and require the Policy Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to affect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by Monumental ). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Policy Owners should consult a qualified tax adviser concerning the tax consequences of any Internal Revenue Code Section 1035 exchanges or reinstatements.

Voting Rights

The underlying funds do not hold regular meetings of shareholders. The directors/trustees of the Funds may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, Monumental will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. Monumental will vote Fund shares as to which no timely instructions are received and those shares held by Monumental as to which Policy Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

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Please note that it is possible for a small number of Policy Owners (assuming the underlying fund Portfolio determines they represent a quorum) to determine the outcome of a vote, especially if they have large policy values.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited before such meeting in accordance with procedures established by the underlying fund.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy. However, it is possible that the outcome of any such examination could have a material adverse impact on results of Monumental’s operations in any particular reporting period as the proceedings are resolved. Monumental estimates that the adverse financial impact may range from $0 to $75 million before tax.

TABLE OF CONTENTS FOR THE ADVISOR’S EDGE SELECTSM VARIABLE ANNUITY STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF TERMS

THE POLICY — GENERAL PROVISIONS

PERFORMANCE INFORMATION

PERFORMANCE COMPARISONS

SAFEKEEPING OF ACCOUNT ASSETS

STATE REGULATION OF MONUMENTAL

RECORDS AND REPORTS

DISTRIBUTION OF THE POLICIES

ADMINISTRATIVE SERVICE CONTRACT

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER INFORMATION

FINANCIAL STATEMENTS

APPENDIX A – GUARANTEED MINIMUM INCOME BENEFIT – ADDITIONAL INFORMATION

APPENDIX B – ADDITIONAL DEATH BENEFIT – EXTRA – ADDITIONAL INFORMATION

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APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: The Company reserve the right to change investment choices made by purchasers of the Architect Guaranteed Lifetime Withdrawal Benefit as we deem necessary to support the guarantees under these riders.

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
Columbia Funds Variable Insurance Trust – Class 1 Shares
Columbia Variable Portfolio - Small Company Growth Fund(2)	Columbia Variable Portfolio - Small Company Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term capital appreciation.
Federated Insurance Series
Federated Managed Tail Risk Fund II – Primary Shares(2)	Federated Managed Tail Risk Fund II – Primary Shares	Federated Global Investment Management Corp.
Investment Objective: Capital appreciation.
Federated Fund for U.S. Government Securities II(2)	Federated Fund for U.S. Government Securities II	Federated Investment Management Company
Investment Objective: Provide current income.
Federated High Income Bond Fund II – Primary Shares(2)	Federated High Income Bond Fund II – Primary Shares	Federated Investment Management Company
Investment Objective: High current income.
Federated Managed Volatility Fund II(2)	Federated Managed Volatility Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Achieve high current income and moderate capital appreciation.
Federated Prime Money Fund II(2)(3)	Federated Prime Money Fund II(3)	Federated Investment Management Company
Investment Objective: Provide current income consistent with stability of principal and liquidity.
Fidelity® Variable Insurance Products Fund – Initial Class
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long term capital appreciation.
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity Management & Research Company
Investment Objective: Long term growth of capital.
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity Management & Research Company
Investment Objective: Capital appreciation.
Transamerica Series Trust - Initial Class
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Management, Inc.
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP	Transamerica Asset Management, Inc.
Investment Objective: Long-term capital appreciation
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP	Transamerica Asset Management, Inc.
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Management, Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Barrow Hanley Dividend Focused(4)	Transamerica Barrow Hanley Dividend Focused VP(4)	Barrow, Hanley, Mewhinney, and Strauss, LLC(4)
Investment Objective: Long-term capital growth.
TA Clarion Global Real Estate Securities(2)	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
Investment Objective: Long-term total return from investment primarily in equity securities of real estate companies.

50

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust – Initial Class (Continued)
TA JPMorgan Enhanced Index(2)	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
TA MFS International Equity(2)	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP(4)	Morgan Stanley Investment Management Inc.
Investment Objective: Capital appreciation.
TA Multi-Managed Balanced(2)	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and BlackRock Financial Management, Inc.
Investment Objective: High total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.
TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum real return consistent with preservation of real capital and prudent investment management.
TA Systematic Small/Mid Cap Value(2)	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA TS&W International Equity(2)(5)	Transamerica TS&W International Equity VP(5)	Thompson, Siegel & Walmsley, LLC(5)
Investment Objective: Seeks maximum long-term total return.
TA Vanguard ETF – Balanced(6)	Transamerica Vanguard ETF Portfolio – Balanced VP(6)	AEGON USA Investment Management, LLC(6)
Investment Objective: Balance capital appreciation and income.
TA Vanguard ETF – Growth(7)(8)	Transamerica Vanguard ETF Portfolio – Growth VP(7)(8)	AEGON USA Investment Management, LLC(7)(8)
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA WMC Diversified Growth(2)	Transamerica WMC Diversified Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.
Vanguard® Variable Insurance Fund
Equity Index Portfolio	Equity Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
International Portfolio	International Portfolio	Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.
Investment Objective: Provide long-term capital appreciation.
Mid-Cap Index Portfolio	Mid-Cap Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
REIT Index Portfolio	REIT Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark of publicly traded equity REITs.
Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Provide current income while maintaining limited price volatility.
Total Bond Market Index Portfolio	Total Bond Market Index Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Track the performance of a broad, market-weighted bond index.
Wanger Advisors Trust
Wanger International(2)	Wanger International	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
Wanger USA(2)	Wanger USA	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
WFAVT Small Cap Value Fund	WFAVT Small Cap Value Fund	Wells Fargo Funds Management, LLC
Investment Objective: Long-term capital appreciation.
(1)

Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of you particular insurance needs, financial objectives, investment goals, time horizons, and risk tolerance.

51

(2)	Owners of Policy Number AV375 may invest only in these funds.
(3)

There can be no assurance that the Federated Prime Money Fund II portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Policy charges, the yield on the Federated Prime Money Fund II subaccount may become extremely low and possibly negative.

(4)	Effective on or about May 1, 2013, formerly known as Transamerica BlackRock Large Cap Value VP and formerly subadvised by BlackRock Investment Management, LLC.
(5)	Effective on or about May 1, 2013, formerly known as Transamerica Morgan Stanley Active International Allocation VP and formerly subadvised by Morgan Stanley Investment Management Inc.
(6)	Effective on or about May 1, 2013, formerly portfolio name was Transamerica Index 50 VP and formerly subaccount name was known as TA Vanguard ETF Index – Balanced.
(7)	Effective on or about May 1, 2013, formerly portfolio name known as Transamerica Index 75 VP and formerly subaccount name known as TA Vanguard ETF Index – Growth.
(8)	Effective on or about May 1, 2013, Transamerica Efficient Markets VP will merge into Transamerica Vanguard ETF Portfolio – Growth VP.

Additional Information:

The following subaccounts were closed to new investments on May 1, 2006:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
AllianceBernstein Variable Products Series Fund, Inc. – Class B
AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AllianceBernstein Growth Portfolio	AllianceBernstein Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
Columbia Funds Variable Series Trust II – Class 2 Shares
Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund(1)	Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund(1)	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks to provide shareholders with growth of capital.
Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks to provide shareholders with long-term capital appreciation.
Dreyfus Variable Investment Fund - Service Class
Dreyfus VIF - Appreciation Portfolio	Dreyfus VIF - Appreciation Portfolio	The Dreyfus Corporation
Investment Objective: Long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class		The Dreyfus Corporation
Investment Objective: Provide capital growth, with current income as a secondary goal.
Transamerica Series Trust - Initial Class
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.
(1) Effective close of business April 26, 2013, Columbia Variable Portfolio – Mid Cap Growth Fund, under Columbia Funds Variable Insurance Trust I, will merge into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, under Columbia Funds Variable Series Trust II.

Effective December 12, 2011, the following subaccount was closed to new investments:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Nationwide Variable Insurance Trust – Class II
NVIT Developing Markets Fund	NVIT Developing Markets Fund	Nationwide Fund Advisors
Investment Objective: Long-term capital appreciation.

52

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
TA Vanguard ETF - Balanced – Initial Class(1) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$1.033351 $1.032121 $0.942705 $0.820056 $1.000000	$1.106830 $1.033351 $1.032121 $0.942705 $0.820056	1,672.133 0.000 0.000 0.000 0.000
TA Vanguard ETF - Growth – Initial Class(2)(3) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$0.962060 $0.984410 $0.882617 $0.723979 $1.000000	$1.060048 $0.962060 $0.984410 $0.882617 $0.723979	0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.435856 $1.418943 $1.321484 $1.070578 $1.378034 $1.314219 $1.218163 $1.174882 $1.086427 $0.897	$1.520816 $1.435856 $1.418943 $1.321484 $1.070578 $1.378034 $1.314219 $1.218163 $1.174882 $1.086427	149,490.531 210,029.030 270,577.012 221,585.627 241,603.117 255,246.090 799,984.652 936,388.233 861,278 166,604.481
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.258471 $1.349810 $1.191267 $0.930947 $1.564655 $1.473222 $1.292634 $1.168315 $1.038054 $0.805	$1.396654 $1.258471 $1.349810 $1.191267 $0.930947 $1.564655 $1.473222 $1.292634 $1.168315 $1.038054	1,225.787 1,225.787 29,796.358 29,796.358 19,745.400 20,048.832 103,045.796 181,530.774 390,768 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.425187 $1.437385 $1.321141 $1.060340 $1.453058 $1.365602 $1.242705 $1.173330 $1.068624 $0.868	$1.537253 $1.425187 $1.437385 $1.321141 $1.060340 $1.453058 $1.365602 $1.242705 $1.173330 $1.068624	354,458.840 365,209.455 367,932.633 456,386.693 497,039.713 671,882.445 1,519,104.399 1,456,917.291 275,000 115,007.063
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.367359 $1.415620 $1.273991 $1.008481 $1.521738 $1.432059 $1.276212 $1.177932 $1.052490 $0.840	$1.491184 $1.367359 $1.415620 $1.273991 $1.008481 $1.521738 $1.432059 $1.276212 $1.177932 $1.052490	272,037.952 286,639.571 371,797.436 397,103.538 415,813.350 603,034.515 777,484.777 778,090.104 1,023,551 197,068.256
TA Barrow Hanley Dividend Focused - Initial Class(4) Subaccount Inception Date November 19, 2009	2012 2011 2010 2009	$1.105049 $1.091195 $1.002329 $0.984650	$1.216860 $1.105049 $1.091195 $1.002329	914,080.374 325,817.763 329,888.116 310,217.258

53

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.105723 $2.266201 $1.987627 $1.511386 $2.661211 $2.894074 $2.063553 $1.844825 $1.408716 $1.053	$2.599594 $2.105723 $2.266201 $1.987627 $1.511386 $2.661211 $2.894074 $2.063553 $1.844825 $1.408716	59,346.736 54,235.313 58,299.565 41,868.031 46,426.872 393,172.266 170,884.337 234,658.588 276,382 289,895.875
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.031913 $1.039159 $0.915312 $0.716565 $1.160405 $1.126220 $0.990810 $0.971527 $0.887825 $0.699	$1.183384 $1.031913 $1.039159 $0.915312 $0.716565 $1.160405 $1.126220 $0.990810 $0.971527 $0.887825	88,094.232 166,359.912 184,505.245 133,607.021 134,637.220 177,333.578 258,298.605 274,610.565 122,411 498,181.574
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.136573 $1.224113 $0.974477 $0.772898 $1.232267 $1.237419 $1.058825 $1.032047 $0.959364 $0.720000	$1.294436 $1.136573 $1.224113 $0.974477 $0.772898 $1.232267 $1.237419 $1.058825 $1.032047 $0.959364	0.000 4,106.415 4,106.415 4,106.415 39,110.549 44,001.655 51,620.065 57,575.498 62,820.000 65,194.584
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.287719 $1.452438 $1.333517 $1.019607 $1.598614 $1.485919 $1.224845 $1.100918 $0.976821 $0.791	$1.550441 $1.287719 $1.452438 $1.333517 $1.019607 $1.598614 $1.485919 $1.224845 $1.100918 $0.976821	55,874.026 62,357.614 62,556.110 71,397.455 116,872.221 152,129.387 193,975.874 100,020.109 85,250 1,146,645.804
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.512031 $1.443415 $1.366065 $1.194351 $1.246518 $1.160800 $1.130007 $1.120250 $1.087635 $1.052000	$1.602826 $1.512031 $1.443415 $1.366065 $1.194351 $1.246518 $1.160800 $1.130007 $1.120250 $1.087635	2,602,021.000 3,064,935.408 1,892,804.200 206,873.284 374,903.160 2,146,947.613 1,969,634.612 2,405,099.787 2,549,835.000 1,308,955.006
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.169794 $1.166967 $0.880690 $0.644156 $1.025183 $0.948942 $1.000000	$1.333909 $1.169794 $1.166967 $0.880690 $0.644156 $1.025183 $0.948942	315,780.302 58,690.929 54,423.037 428,627.248 698,937.611 36,354.256 86,465.962
TA Efficient Markets – Initial Class(3) Subaccount Inception Date November 10, 2008	2012 2011 2010 2009 2008	$1.296676 $1.341255 $1.207613 $1.036913 $1.000000	$1.437765 $1.296676 $1.341255 $1.207613 $1.036913	0.000 0.000 0.000 0.000 0.000

54

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
TA WMC Diversified Growth - Initial Class Subaccount Inception Date May 3, 1999	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.138365 $1.199611 $1.033012 $0.811175 $1.524224 $1.329869 $1.240952 $1.080260 $0.946372 $0.732	$1.269770 $1.138365 $1.199611 $1.033012 $0.811175 $1.524224 $1.329869 $1.240952 $1.080260 $0.946372	346,093.733 399,115.891 452,465.094 1,242,010.776 1,837,391.871 1,455,324.410 2,091,258.670 2,037,334.956 1,938,310 1,637,531.181
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.142895 $2.233256 $1.737248 $1.230640 $2.111435 $1.717342 $1.475759 $1.318322 $1.149577 $0.611	$2.458208 $2.142895 $2.233256 $1.737248 $1.230640 $2.111435 $1.717342 $1.475759 $1.318322 $1.149577	48,922.512 68,294.117 71,456.074 71,889.090 45,409.191 70,781.591 73,231.680 76,676.982 84,060 230,384.409
TA TS&W International Equity - Initial Class(5) Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.183106 $1.400413 $1.309669 $1.055468 $1.750669 $1.536450 $1.262008 $1.125102 $0.983665 $0.751	$1.361443 $1.183106 $1.400413 $1.309669 $1.055468 $1.750669 $1.536450 $1.262008 $1.125102 $0.983665	98,818.767 252,421.076 305,344.133 994,076.362 1,513,601.766 1,574,785.475 1,396,485.885 1,375,037.323 1,390,727 351,432.230
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.079709 $1.174121 $0.889557 $0.562068 $1.061724 $0.879107 $0.811447 $0.765392 $0.724747 $0.574	$1.160831 $1.079709 $1.174121 $0.889557 $0.562068 $1.061724 $0.879107 $0.811447 $0.765392 $0.724747	80,028.911 89,316.651 58,252.492 37,692.763 51,640.976 71,133.808 65,597.403 64,998.821 31,777 48,025.996
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2012 2011 2010	$1.158879 $1.130032 $1.000000	$1.285799 $1.158879 $1.130032	44,491.728 43,779.435 50,434.289
AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.685108 $0.907461 $0.776346 $0.514302 $0.993244 $0.840508 $0.786729 $0.770018 $0.743395 $0.524	$0.764681 $0.685108 $0.907461 $0.776346 $0.514302 $0.993244 $0.840508 $0.786729 $0.770018 $0.743395	8,791.835 25,566.767 26,491.498 27,520.187 28,764.569 29,986.120 31,061.262 35,866.428 37,176 35,549.203
AllianceBernstein Growth - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.961526 $0.966082 $0.853759 $0.651881 $1.152173 $1.037572 $1.065812 $0.968524 $0.857939 $0.646	$1.076413 $0.961526 $0.966082 $0.853759 $0.651881 $1.152173 $1.037572 $1.065812 $0.968524 $0.857939	38,694.855 40,821.011 43,196.136 49,736.636 105,810.313 109,020.962 187,460.467 228,654.688 457,077 288,679.947

55

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
AllianceBernstein Large Cap Growth - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.844011 $0.889615 $0.821712 $0.608024 $1.025081 $0.915406 $0.934630 $0.825595 $0.773086 $0.636	$0.970837 $0.844011 $0.889615 $0.821712 $0.608024 $1.025081 $0.915406 $0.934630 $0.825595 $0.773086	8,839.264 8,923.849 9,008.556 9,100.254 9,164.448 9,205.564 9,793.284 30,686.923 41,608 41,209.721
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.194894 $1.283384 $1.014181 $0.818808 $1.403887 $1.255402 $1.133055 $1.119103 $1.018460 $0.717	$1.319095 $1.194894 $1.283384 $1.014181 $0.818808 $1.403887 $1.255402 $1.133055 $1.119103 $1.018460	11,210.281 211,821.601 334,981.853 343,965.599 558,616.332 26,168.435 43,037.986 75,936.194 85,648 208,600.069
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.900112 $0.907231 $0.803506 $0.610878 $0.947419 $0.894214 $0.832564 $0.817214 $0.782616 $0.631	$0.990967 $0.900112 $0.907231 $0.803506 $0.610878 $0.947419 $0.894214 $0.832564 $0.817214 $0.782616	0.000 0.000 0.000 0.000 0.000 4,918.324 13,116.635 12,556.341 10,772 30,569.443
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.208692 $1.127636 $0.994377 $0.825330 $1.191469 $1.131328 $0.987611 $0.962276 $0.931583 $0.782	$1.312099 $1.208692 $1.127636 $0.994377 $0.825330 $1.191469 $1.131328 $0.987611 $0.962276 $0.931583	8,719.114 10,902.436 10,902.436 10,902.436 39,852.989 58,484.942 75,165.888 83,505.425 33,058 1,954,523.929
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2012 2011 2010	$1.006072 $1.077680 $1.000000	$1.092508 $1.006072 $1.077680	295,297.463 319,831.036 312,814.348
Federated Managed Volatility Fund II Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.215625 $1.177027 $1.065347 $0.842545 $1.073601 $1.046986 $0.918462 $0.876656 $0.809119 $0.680	$1.360516 $1.215625 $1.177027 $1.065347 $0.842545 $1.073601 $1.046986 $0.918462 $0.876656 $0.809119	37,560.839 379,053.769 672,068.540 677,295.034 1,121,275.271 17,801.395 37,995.319 33,288.076 5,170 28,081.499
Federated Fund for U.S. Government Securities II Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.419278 $1.361168 $1.313054 $1.266149 $1.231850 $1.175893 $1.145507 $1.138979 $1.115277 $1.105	$1.440517 $1.419278 $1.361168 $1.313054 $1.266149 $1.231850 $1.175893 $1.145507 $1.138979 $1.115277	216,733.411 282,024.884 317,879.894 245,463.889 215,312.873 161,632.110 309,313.755 361,969.328 613,614 1,647,847.713

56

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.878620 $1.812159 $1.602406 $1.063554 $1.458032 $1.430249 $1.309445 $1.294013 $1.188509 $0.987	$2.123766 $1.878620 $1.812159 $1.602406 $1.063554 $1.458032 $1.430249 $1.309445 $1.294013 $1.188509	135,360.381 146,570.486 182,490.210 487,474.665 713,808.656 835,684.630 899,218.715 1,145,821.416 1,172,624 1,082,635.472
Federated Prime Money Fund II Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.039883 $1.054891 $1.070198 $1.080816 $1.069347 $1.035665 $1.004903 $0.992624 $0.998922 $1.007	$1.024908 $1.039883 $1.054891 $1.070198 $1.080816 $1.069347 $1.035665 $1.004903 $0.992624 $0.998922	479,730.508 498,686.547 700,711.471 1,787,536.706 2,738,201.256 1,908,244.047 1,853,380.190 1,816,231.907 2,087,881 1,600,766.572
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.005034 $1.045986 $0.905278 $0.676756 $1.194404 $1.030515 $1.000000	$1.153214 $1.005034 $1.045986 $0.905278 $0.676756 $1.194404 $1.030515	1,089,071.731 826,434.220 1,302,212.144 439,405.458 375,203.622 412,913.790 279,643.348
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.656025 $1.879470 $1.479954 $1.071769 $1.795642 $1.575602 $1.418273 $1.216160 $1.000	$1.874327 $1.656025 $1.879470 $1.479954 $1.071769 $1.795642 $1.575602 $1.418273 $1.216160	12,073.880 10,488.163 10,682.412 19,672.857 38,539.490 146,179.339 588,023.895 788,472.104 787,345
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.136059 $1.263815 $1.012461 $0.651797 $1.354058 $1.299401 $1.133089 $1.119660 $1.000	$1.425236 $1.136059 $1.263815 $1.012461 $0.651797 $1.354058 $1.299401 $1.133089 $1.119660	93,384.309 386,740.331 547,576.171 277,712.455 241,530.750 619,306.849 731,834.258 823,483.078 726,498
NVIT Developing Markets Fund Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.263284 $2.959056 $2.584728 $1.616361 $3.891618 $2.751242 $2.073960 $1.599736 $1.354948 $0.861	$2.605166 $2.263284 $2.959056 $2.584728 $1.616361 $3.891618 $2.751242 $2.073960 $1.599736 $1.354948	79,374.451 159,441.841 225,332.531 205,436.023 349,606.763 313,295.576 338,938.828 59,141.282 17,450 19,723.371
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund - Class 2 Shares(6) Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.822525 $1.122080 $0.888889 $0.607483 $1.187311 $1.036234 $0.993553 $0.898302 $0.841490 $0.629	$0.901612 $0.822525 $1.122080 $0.888889 $0.607483 $1.187311 $1.036234 $0.993553 $0.898302 $0.841490	0.000 0.000 0.000 0.000 14,162.388 15,292.063 16,192.736 17,238.690 302,622 122,421.370

57

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.155011 $1.247301 $1.099565 $0.688017 $1.170910 $1.030456 $0.888186 $0.834695 $0.815568 $0.608	$1.218433 $1.155011 $1.247301 $1.099565 $0.688017 $1.170910 $1.030456 $0.888186 $0.834695 $0.815568	12,814.679 12,916.087 2,668.470 2,668.470 4,360.674 5,595.927 6,576.998 7,724.409 9,018 10,434.556
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.212026 $1.206235 $1.064898 $0.854406 $1.374558 $1.323386 $1.160267 $1.123187 $1.028400 $0.812	$1.384066 $1.212026 $1.206235 $1.064898 $0.854406 $1.374558 $1.323386 $1.160267 $1.123187 $1.028400	3,144,636.229 3,802,070.894 5,181,893.881 5,520,765.977 5,814,877.513 5,429,990.042 3,924,168.882 2,690,660.120 2,586,038 1,832,289.179
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.550778 $1.605934 $1.299525 $0.939186 $1.637677 $1.565432 $1.396071 $1.242604 $1.047790 $0.793	$1.770251 $1.550778 $1.605934 $1.299525 $0.939186 $1.637677 $1.565432 $1.396071 $1.242604 $1.047790	838,071.392 844,708.241 1,229,412.633 1,282,149.026 2,086,568.115 1,528,971.636 1,163,317.452 1,527,906.186 1,634,691 1,454,754.279
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.061535 $1.928620 $1.525561 $1.198435 $1.937656 $2.357239 $1.772256 $1.607610 $1.249674 $0.936	$2.386693 $2.061535 $1.928620 $1.525561 $1.198435 $1.937656 $2.357239 $1.772256 $1.607610 $1.249674	916,686.546 1,200,684.034 1,326,731.609 1,726,926.011 1,386,712.852 1,251,873.143 753,540.002 380,573.602 550,674 287,366.638
Vanguard - International Subaccount Inception Date May 1, 2007	2012 2011 2010 2009 2008 2007	$0.798764 $0.937202 $0.821589 $0.583745 $1.075210 $1.000000	$0.945844 $0.798764 $0.937202 $0.821589 $0.583745 $1.075210	579,627.350 471,448.324 310,000.785 214,348.979 151,917.344 23,835.391
Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.295831 $1.288556 $1.242399 $1.106983 $1.163259 $1.113133 $1.076315 $1.067869 $1.061463 $1.040	$1.333612 $1.295831 $1.288556 $1.242399 $1.106983 $1.163259 $1.113133 $1.076315 $1.067869 $1.061463	1,291,191.810 1,288,458.776 1,227,284.996 2,276,963.987 2,311,321.601 4,013,784.934 4,838,808.892 4,232,273.584 3,990,261 2,241,011.063
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.468679 $1.384005 $1.318376 $1.262490 $1.217198 $1.154309 $1.122658 $1.112200 $1.082852 $1.056	$1.505828 $1.468679 $1.384005 $1.318376 $1.262490 $1.217198 $1.154309 $1.122658 $1.112200 $1.082852	2,994,037.713 3,497,035.897 2,868,450.351 2,962,764.746 3,058,830.415 1,097,558.715 1,125,093.709 1,133,754.349 1,100,529 1,243,279.529

58

Subaccount	Year	1.45%
		Beginning AUV	Ending AUV	# Units
Wanger International Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.069540 $2.459066 $1.997044 $1.352632 $2.522739 $2.200552 $1.627553 $1.358616 $1.058073 $0.721	$2.479672 $2.069540 $2.459066 $1.997044 $1.352632 $2.522739 $2.200552 $1.627553 $1.358616 $1.058073	303,273.483 349,233.398 518,777.230 140,485.610 58,518.011 99,053.172 95,585.812 326,373.631 282,130 227,633.673
Wanger USA Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.591088 $1.672533 $1.375546 $0.981170 $1.650464 $1.588907 $1.494234 $1.362500 $1.168145 $0.827	$1.882124 $1.591088 $1.672533 $1.375546 $0.981170 $1.650464 $1.588907 $1.494234 $1.362500 $1.168145	181,554.252 165,660.214 271,279.963 225,481.976 227,531.181 583,733.928 835,302.936 1,037,234.292 1,411,226 1,265,412.266
WFAVT Small Cap Value Fund Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.348207 $1.474851 $1.276084 $0.808209 $1.478767 $1.510849 $1.324460 $1.153299 $1.002056 $0.735	$1.514817 $1.348207 $1.474851 $1.276084 $0.808209 $1.478767 $1.510849 $1.324460 $1.153299 $1.002056	282,388.021 53,950.480 51,680.586 42,835.592 58,458.913 80,092.746 99,755.291 99,610.153 227,049 375,435.186

1.	Effective on or about May 1, 2013, formerly known as Transamerica Index 50 VP.
2.	Effective on or about May 1, 2013, formerly known as Transamerica Index 75 VP.
3.	Effective on or about May 1, 2013, Transamerica Efficient Markets VP will merge into Transamerica Vanguard ETF Portfolio – Growth VP.
4.	Effective on or about May 1, 2013, formerly known as Transamerica BlackRock Large Cap Value VP.
5.	Effective on or about May 1, 2013, formerly known as Transamerica Morgan Stanley Active International Allocation VP.
6.	Effective close of business April 26, 2013, Columbia Variable Portfolio – Mid Cap Growth Fund will merge into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund.

59

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
TA Vanguard ETF - Balanced – Initial Class(1) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$1.031476 $1.030758 $0.941916 $0.819781 $1.000000	$1.104278 $1.031476 $1.030758 $0.941916 $0.819781	0.000 0.000 0.000 0.000 0.000
TA Vanguard ETF - Growth – Initial Class(2)(3) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$0.960291 $0.983097 $.0881874 $0.723742 $1.000000	$1.057566 $0.960291 $0.983097 $0.881874 $0.723742	0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.428953 $1.412819 $1.316426 $1.067017 $1.374142 $1.311160 $1.215924 $1.173316 $1.085524 $0.896	$1.512767 $1.428953 $1.412819 $1.316426 $1.067017 $1.374142 $1.311160 $1.215924 $1.173316 $1.085524	21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 21,069.127 0.000 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.252508 $1.344067 $1.186779 $0.927903 $1.560311 $1.469855 $1.290319 $1.166804 $1.037216 $0.805	$1.389338 $1.252508 $1.344067 $1.186779 $0.927903 $1.560311 $1.469855 $1.290319 $1.166804 $1.037216	0.000 1,371.268 1,371.268 1,371.268 1,371.268 1,371.268 2,935.495 7,506.495 16,848 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.418402 $1.431255 $1.316161 $1.056864 $1.449009 $1.362474 $1.240469 $1.171796 $1.067759 $0.868	$1.529176 $1.418402 $1.431255 $1.316161 $1.056864 $1.449009 $1.362474 $1.240469 $1.171796 $1.067759	6,148.904 6,148.904 6,148.904 6,148.904 6,148.904 6,148.904 40,306.666 42,311.513 29,988 13,349.154
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.360826 $1.409570 $1.269176 $1.005174 $1.517482 $1.428769 $1.273905 $1.176374 $1.051623 $0.839	$1.483329 $1.360826 $1.409570 $1.269176 $1.005174 $1.517482 $1.428769 $1.273905 $1.176374 $1.051623	5,142.134 5,142.134 5,142.134 5,142.134 5,142.134 9,114.298 55,727.721 53,800.489 48,522 585.533
TA Barrow Hanley Dividend Focused - Initial Class(4) Subaccount Inception Date November 19, 2009	2012 2011 2010 2009	$1.103921 $1.090611 $1.002273 $0.984649	$1.215017 $1.103921 $1.090611 $1.002273	240,314.980 24,041.551 30,469.017 33,714.012
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.540774 $2.735754 $2.400642 $1.826341 $3.217370 $3.500631 $2.497286 $2.233675 $1.706483 $1.276	$3.135145 $2.540774 $2.735754 $2.400642 $1.826341 $3.217370 $3.500631 $2.497286 $2.233675 $1.706483	27,300.773 28,138.084 33,640.530 35,920.042 274,837.443 103,450.227 249,301.608 309,360 552,346 418,031

60

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.116842 $1.125245 $0.991628 $0.776682 $1.258394 $1.221924 $1.075522 $1.055117 $0.964689 $0.759	$1.280160 $1.116842 $1.125245 $0.991628 $0.776682 $1.258394 $1.221924 $1.075522 $1.055117 $0.964689	148,727.450 296,742.916 364,245.217 372,220.826 780,974.419 1,252,111.674 1,539,104.181 1,930,602 2,468,796 2,285,629
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.130700 $1.218378 $0.970397 $0.770040 $1.228315 $1.234065 $1.056481 $1.030271 $0.958182 $0.720000	$1.287100 $1.130700 $1.218378 $0.970397 $0.770040 $1.228315 $1.234065 $1.056481 $1.030271 $0.958182	24,117.920 24,117.920 25,141.901 25,141.901 25,426.153 25,483.353 25,475.559 28,175.644 29,657.000 31,511.599
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.281549 $1.446189 $1.328436 $1.016223 $1.594091 $1.482452 $1.222593 $1.099441 $0.975993 $0.791	$1.542246 $1.281549 $1.446189 $1.328436 $1.016223 $1.594091 $1.482452 $1.222593 $1.099441 $0.975993	0.000 0.000 0.000 0.000 0.000 0.000 1,043.112 1,044.823 1,047 2,132.979
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.504848 $1.437263 $1.360914 $1.190434 $1.243039 $1.158142 $1.127971 $1.118783 $1.086753 $1.051000	$1.594413 $1.504848 $1.437263 $1.360914 $1.190434 $1.243039 $1.158142 $1.127971 $1.118783 $1.086753	1,198,464.675 1,415,932.851 839,301.572 15,260.416 51,238.251 649,050.917 37,201.235 17,675.286 24,567.000 43,093.952
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.166538 $1.164296 $0.879105 $0.643308 $1.024345 $0.948633 $1.000000	$1.329547 $1.166538 $1.164296 $0.879105 $0.643308 $1.024345 $0.948633	137,128.550 47,159.705 50,655.957 243,671.588 339,603.600 6,214.454 0.000
TA Efficient Markets – Initial Class(3) Subaccount Inception Date November 10, 2008	2012 2011 2010 2009 2008	$1.294662 $1.339839 $1.206941 $1.036844 $1.000000	$1.434824 $1.294662 $1.339839 $1.206941 $1.036844	0.000 0.000 0.000 0.000 0.000
TA WMC Diversified Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.132504 $1.194024 $1.028693 $0.808171 $1.519338 $1.326262 $1.238197 $1.078385 $0.945195 $0.731	$1.262606 $1.132504 $1.194024 $1.028693 $0.808171 $1.519338 $1.326262 $1.238197 $1.078385 $0.945195	977,086.998 1,205,547.579 663,907.893 1,209,655.161 1,603,889.971 2,004,161.623 452,823.257 524,861 707,788.225 788,920

61

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$4.390715 $4.578108 $3.563074 $2.525279 $4.334826 $3.527500 $3.032749 $2.710530 $2.364745 $1.258	$5.034296 $4.390715 $4.578108 $3.563074 $2.525279 $4.334826 $3.527500 $3.032749 $2.710530 $2.364745	62,448.607 76,118.099 110,870.293 108,428.705 159,956.073 259,606.496 420,700.829 575,710.446 723,452 1,060,687
TA TS&W International Equity - Initial Class(5) Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.126618 $1.334210 $1.248364 $1.006558 $1.670354 $1.466684 $1.205294 $1.075061 $0.940372 $0.719	$1.295805 $1.126618 $1.334210 $1.248364 $1.006558 $1.670354 $1.466684 $1.205294 $1.075061 $0.940372	147,436.810 228,731.934 248,053.407 562,297.002 847,695.595 1,059,960.817 891,660.581 1,049,969.500 1,288,069 1,610,481
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.074120 $1.168616 $0.885825 $0.559981 $1.058294 $0.876700 $0.809627 $0.764064 $0.723847 $0.573	$1.154258 $1.074120 $1.168616 $0.885825 $0.559981 $1.058294 $0.876700 $0.809627 $0.764064 $0.723847	36,234.259 36,549.544 37,094.956 37,187.239 37,187.239 39,570.691 39,915.497 42,819.457 44,467 44,184.087
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2012 2011 2010	$1.157928 $1.129662 $1.000000	$1.284099 $1.157928 $1.129662	446,232.069 489,103.918 0.000
AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.681555 $0.903199 $0.773078 $0.512390 $0.990058 $0.838237 $0.784981 $0.768689 $0.742478 $0.524	$0.760337 $0.681555 $0.903199 $0.773078 $0.512390 $0.990058 $0.838237 $0.784981 $0.768689 $0.742478	0.000 0.000 0.000 0.000 0.000 62.982 60.059 3,010.100 4,550 4,265.645
AllianceBernstein Growth - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.956557 $0.961553 $0.850177 $0.649465 $1.148475 $1.034758 $1.063436 $0.966842 $0.856875 $0.654	$1.070305 $0.956557 $0.961553 $0.850177 $0.649465 $1.148475 $1.034758 $1.063436 $0.966842 $0.856875	778.030 778.030 778.030 778.030 778.030 778.030 771.861 774.898 7,432 10,784.975
AllianceBernstein Large Cap Growth - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.839657 $0.885448 $0.818268 $0.605771 $1.021786 $0.912916 $0.932556 $0.824168 $0.772128 $0.635	$0.965340 $0.839657 $0.885448 $0.818268 $0.605771 $1.021786 $0.912916 $0.932556 $0.824168 $0.772128	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

62

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.636930 $1.759011 $1.390713 $1.123356 $1.927003 $1.724030 $1.556780 $1.538377 $1.400712 $0.986	$1.806181 $1.636930 $1.759011 $1.390713 $1.123356 $1.927003 $1.724030 $1.556780 $1.538377 $1.400712	68,475.637 160,522.832 215,211.285 220,098.291 302,450.775 7,208.538 7,218.667 30,324 38,154 58,598
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.895437 $0.902965 $0.800115 $0.608599 $0.944358 $0.891775 $0.830707 $0.815795 $0.781636 $0.631	$0.985343 $0.895437 $0.902965 $0.800115 $0.608599 $0.944358 $0.891775 $0.830707 $0.815795 $0.781636	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,303.416
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.202430 $1.122339 $0.990191 $0.822262 $1.187631 $1.128235 $0.985396 $0.960586 $0.930410 $0.782	$1.304659 $1.202430 $1.122339 $0.990191 $0.822262 $1.187631 $1.128235 $0.985396 $0.960586 $0.930410	0.000 0.000 0.000 0.000 0.000 0.000 412.077 40,184.744 138 0.000
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2012 2011 2010	$1.005177 $1.077255 $1.000000	$1.090988 $1.005177 $1.077255	83,636.385 87,033.801 104,697.670
Federated Managed Volatility Fund II Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.071996 $1.038474 $0.940410 $0.744104 $0.948635 $0.925577 $0.812349 $0.775743 $0.716340 $0.603	$1.199168 $1.071996 $1.038474 $0.940410 $0.744104 $0.948635 $0.925577 $0.812349 $0.775743 $0.716340	113,677.272 359,154.439 558,967.994 578,527.130 828,351.772 31,163.808 46,013.834 69,339.203 80,846 135,584
Federated Fund for U.S. Government Securities II Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.561896 $1.498663 $1.446408 $1.395420 $1.358287 $1.297240 $1.264329 $1.257748 $1.232183 $1.222	$1.584471 $1.561896 $1.498663 $1.446408 $1.395420 $1.358287 $1.297240 $1.264329 $1.257748 $1.232183	695,289.866 750,819.380 709,794.574 553,454.195 550,416.381 680,866.675 1,714,775.935 1,408,870.019 1,658,616 3,258,944
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.805068 $1.742064 $1.541169 $1.023410 $1.403687 $1.377623 $1.261891 $1.247633 $1.146467 $0.952	$2.039614 $1.805068 $1.742064 $1.541169 $1.023410 $1.403687 $1.377623 $1.261891 $1.247633 $1.146467	140,133.579 147,400.195 157,267.971 422,667.694 540,712.774 662,622.925 565,488.063 1,014,085.600 1,072,205 1,403,596

63

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
Federated Prime Money Fund II Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.136131 $1.153144 $1.170427 $1.182652 $1.170677 $1.134359 $1.101212 $1.088294 $1.095739 $1.105	$1.119249 $1.136131 $1.153144 $1.170427 $1.182652 $1.170677 $1.134359 $1.101212 $1.088294 $1.095739	862,576.913 1,120,309.266 403,285.541 743,200.919 1,249,600.218 1,336,292.814 1,613,196.565 1,313,538.901 1,720,995 1,961,385
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.002231 $1.043598 $0.903661 $0.675855 $1.193404 $1.030174 $1.000000	$1.149431 $1.002231 $1.043598 $0.903661 $0.675855 $1.193404 $1.030174	317,964.514 267,064.059 523,002.243 63,381.072 22,684.808 18,337.505 8,260.142
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.649815 $1.873337 $1.475854 $1.069323 $1.792425 $1.573556 $1.417127 $1.215778 $1.000	$1.866355 $1.649815 $1.873337 $1.475854 $1.069323 $1.792425 $1.573556 $1.417127 $1.215778	1,919.279 3,283.055 6,892.265 9,834.820 10,123.128 9,201.417 11,875.060 3,513.095 0.000
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.131742 $1.259632 $1.009605 $0.650292 $1.351598 $1.297684 $1.132157 $1.119292 $1.000	$1.419112 $1.131742 $1.259632 $1.009605 $0.650292 $1.351598 $1.297684 $1.132157 $1.119292	32,475.280 140,946.513 190,766.939 37,149.452 11,956.186 132,533.723 9,526.954 4,247.810 0.000
NVIT Developing Markets Fund Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.575778 $3.369275 $2.944501 $1.842258 $4.437695 $3.138860 $2.367318 $1.826916 $1.548132 $0.984	$2.963399 $2.575778 $3.369275 $2.944501 $1.842258 $4.437695 $3.138860 $2.367318 $1.826916 $1.548132	12,637.609 63,993.182 105,816.806 107,663.006 206,723.144 240,264.706 210,393.969 101,675.861 123,841 117,968
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund - Class 2 Shares(6) Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.822246 $1.116806 $0.885141 $0.605210 $1.183442 $1.033375 $0.991297 $0.896706 $0.840411 $0.628	$0.900868 $0.822246 $1.116806 $0.885141 $0.605210 $1.183442 $1.033375 $0.991297 $0.896706 $0.840411	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,114.743
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.149023 $1.241456 $1.094951 $0.685471 $1.167149 $1.027642 $0.886187 $0.833227 $0.814539 $0.608 $0.904	$1.211517 $1.149023 $1.241456 $1.094951 $0.685471 $1.167149 $1.027642 $0.886187 $0.833227 $0.814539 $0.608	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 1,000

64

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.206281 $1.201108 $1.060886 $0.851593 $1.370707 $1.320331 $1.158158 $1.121695 $1.027545 $0.812	$1.376824 $1.206281 $1.201108 $1.060886 $0.851593 $1.370707 $1.320331 $1.158158 $1.121695 $1.027545	243,980.501 116,180.133 524,666.834 511,364.813 764,709.537 454,872.692 108,286.744 71,319.618 53,454 7,279.236
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.543407 $1.599087 $1.294610 $0.936100 $1.633113 $1.561850 $1.393553 $1.240967 $1.046930 $0.793	$1.760970 $1.543407 $1.599087 $1.294610 $0.936100 $1.633113 $1.561850 $1.393553 $1.240967 $1.046930	216,028.038 307,410.174 413,575.780 438,750.795 783,542.703 401,760.404 40,643.523 38,049.440 30,522 18,321.323
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.051734 $1.920390 $1.519797 $1.194502 $1.932260 $2.351847 $1.769063 $1.605513 $1.248657 $0.935	$2.374175 $2.051734 $1.920390 $1.519797 $1.194502 $1.932260 $2.351847 $1.769063 $1.605513 $1.248657	2,652.593 2,676.299 3,365.295 3,706.820 10,109.461 10,716.258 9,301.398 2,718.497 2,844 9,360.825
Vanguard - International Subaccount Inception Date May 1, 2007	2012 2011 2010 2009 2008 2007	$0.796910 $0.935496 $0.820503 $0.583266 $1.074855 $1.000000	$0.943167 $0.796910 $0.935496 $0.820503 $0.583266 $1.074855	75,421.598 75,948.481 68,004.222 64,434.438 22,352.017 18,140.180
Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.289672 $1.283083 $1.237721 $1.103361 $1.160033 $1.110591 $1.074372 $1.066483 $1.060600 $1.040	$1.326639 $1.289672 $1.283083 $1.237721 $1.103361 $1.160033 $1.110591 $1.074372 $1.066483 $1.060600	580,492.717 154,124.279 156,667.801 746,436.615 802,358.248 905,055.781 107,254.001 27,909.504 26,753 8,231.622
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.461749 $1.378153 $1.313440 $1.258379 $1.213833 $1.151693 $1.120651 $1.110758 $1.081972 $1.056	$1.497999 $1.461749 $1.378153 $1.313440 $1.258379 $1.213833 $1.151693 $1.120651 $1.110758 $1.081972	1,203,099.226 1,379,708.573 1,025,459.101 1,002,287.415 1,175,105.680 24,717.171 33,117.516 26,577.073 28,410 55,425.628
Wanger International Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$3.456805 $4.109455 $3.338988 $2.262668 $4.222104 $3.684712 $2.726592 $2.277159 $1.576808 $1.210	$4.139805 $3.456805 $4.109455 $3.338988 $2.262668 $4.222104 $3.684712 $2.726592 $2.277159 $1.576808	238,181.798 276,995.735 317,727.930 430,147.065 629,320.352 650,318.429 674,657.416 547,925.827 618,167 636,203

65

Subaccount	Year	1.50%
		Beginning AUV	Ending AUV	# Units
Wanger USA Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.139240 $2.249857 $1.851261 $1.321140 $2.223436 $2.141575 $2.014972 $1.838244 $1.774295 $1.117	$2.529301 $2.139240 $2.249857 $1.851261 $1.321140 $2.223436 $2.141575 $2.014972 $1.838244 $1.774295	62,610.680 82,459.761 108,590.953 104,872.900 148,512.460 366,352.565 451,329.58 595,039.213 699,936 747,927
WFAVT Small Cap Value Fund Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.709509 $1.871019 $1.619647 $1.026316 $1.878770 $1.920476 $1.684384 $1.467416 $1.275611 $0.936	$1.919814 $1.709509 $1.871019 $1.619647 $1.026316 $1.878770 $1.920476 $1.684384 $1.467416 $1.275611	202,327.950 191,952.144 226,964.946 232,787.865 335,188.632 537,430.956 665,523.401 836,218.778 945,190 1,224,503

1.	Effective on or about May 1, 2013, formerly known as Transamerica Index 50 VP.
2.	Effective on or about May 1, 2013, formerly known as Transamerica Index 75 VP.
3.	Effective on or about May 1, 2013, Transamerica Efficient Markets VP will merge into Transamerica Vanguard ETF Portfolio – Growth VP.
4.	Effective on or about May 1, 2013, formerly known as Transamerica BlackRock Large Cap Value VP.
5.	Effective on or about May 1, 2013, formerly known as Transamerica Morgan Stanley Active International Allocation VP.
6.	Effective close of business April 26, 2013, Columbia Variable Portfolio – Mid Cap Growth Fund will merge into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund.

66

Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
TA Vanguard ETF - Balanced – Initial Class(1) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$1.027760 $1.028052 $0.940376 $0.819250 $1.000000	$1.099210 $1.027760 $1.028052 $0.940376 $0.819250	0.000 0.000 0.000 0.000 0.000
TA Vanguard ETF - Growth – Initial Class(2)(3) Subaccount Inception Date May 1, 2008	2012 2011 2010 2009 2008	$0.956856 $0.980534 $0.880438 $0.723266 $1.000000	$1.052742 $0.956856 $0.980534 $0.880438 $0.723266	669,770.672 0.000 0.000 0.000 0.000
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.415440 $1.400842 $1.306552 $1.060055 $1.366524 $1.305179 $1.211571 $1.170262 $1.083754 $0.896	$1.496968 $1.415440 $1.400842 $1.306552 $1.060055 $1.366524 $1.305179 $1.211571 $1.170262 $1.083754	0.000 0.000 0.000 0.000 0.000 15,803.995 18,309.908 19,307.957 12,545 0.000
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.240620 $1.332631 $1.177841 $0.921822 $1.551630 $1.463112 $1.285660 $1.163725 $1.035506 $0.804	$1.374791 $1.240620 $1.332631 $1.177841 $0.921822 $1.551630 $1.463112 $1.285660 $1.163725 $1.035506	0.000 0.000 0.000 0.000 921.286 2,066.720 6,539.453 5,652.197 0.000 0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.404952 $1.419075 $1.306232 $1.049927 $1.440929 $1.356216 $1.235988 $1.168706 $1.065987 $0.867	$1.513179 $1.404952 $1.419075 $1.306232 $1.049927 $1.440929 $1.356216 $1.235988 $1.168706 $1.065987	782.814 532,536.550 31,723.535 31,886.957 32,052.372 50,445.620 40,159.890 40,326.160 40,496 40,665.279
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.347950 $1.397604 $1.259637 $0.998601 $1.509060 $1.422241 $1.269325 $1.173297 $1.049905 $0.839	$1.467847 $1.347950 $1.397604 $1.259637 $0.998601 $1.509060 $1.422241 $1.269325 $1.173297 $1.049905	0.000 0.000 591,874.226 0.000 0.000 1,761.858 7,665.583 6,837.683 5,850 4,282.186
TA Barrow Hanley Dividend Focused - Initial Class(4) Subaccount Inception Date November 19, 2009	2012 2011 2010 2009	$1.101605 $1.089398 $1.002155 $0.984646	$1.211264 $1.101605 $1.089398 $1.002155	35,345.712 32,405.161 34,366.148 47,791.579
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.073194 $2.234485 $1.962706 $1.494639 $2.635641 $2.870526 $2.049782 $1.835214 $1.403452 $1.050	$2.555647 $2.073194 $2.234485 $1.962706 $1.494639 $2.635641 $2.870526 $2.049782 $1.835214 $1.403452	12,409.924 13,594.484 14,430.348 60,138.522 68,246.274 20,691.063 9,912.922 8,551.712 12,187 13,400.626

67

Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.015964 $1.024615 $0.903834 $0.708612 $1.149239 $1.117048 $0.984181 $0.966463 $0.884507 $0.697	$1.163368 $1.015964 $1.024615 $0.903834 $0.708612 $1.149239 $1.117048 $0.984181 $0.966463 $0.884507	0.000 0.000 0.000 0.000 14,013.309 25,335.587 43,691.068 18,196.271 17,639 28,351.051
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.118992 $1.206952 $0.962247 $0.764325 $1.220416 $1.227346 $1.051759 $1.026675 $0.955783 $0.718	$1.272513 $1.118992 $1.206952 $0.962247 $0.764325 $1.220416 $1.227346 $1.051759 $1.026675 $0.955783	7,002.711 7,002.711 7,002.711 7,002.711 7,002.711 7,002.711 7,002.711 8,756.133 8,756 18,835.741
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.269363 $1.433859 $1.318408 $1.009553 $1.585221 $1.475665 $1.218190 $1.096562 $0.974401 $0.790	$1.526066 $1.269363 $1.433859 $1.318408 $1.009553 $1.585221 $1.475665 $1.218190 $1.096562 $0.974401	40,085.149 40,903.555 41,784.894 42,929.269 82,278.938 115,844.770 145,016.548 141,353.212 148,595 200,731.361
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.490594 $1.425040 $1.350664 $1.182628 $1.236115 $1.152824 $1.123893 $1.115839 $1.084965 $1.051	$1.577755 $1.490594 $1.425040 $1.350664 $1.182628 $1.236115 $1.152824 $1.123893 $1.115839 $1.084965	182,225.345 204,043.967 225,039.560 266,043.311 43,150.748 17,845.199 26,812.847 11,541.545 0.000 8,140.996
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$1.160025 $1.158934 $0.875925 $0.641620 $1.022668 $0.948016 $1.000000	$1.320818 $1.160025 $1.158934 $0.875925 $0.641620 $1.022668 $0.948016	20,198.222 6,332.807 27,008.249 30,744.280 0.000 0.000 0.000
TA Efficient Markets – Initial Class(3) Subaccount Inception Date November 10, 2008	2012 2011 2010 2009 2008	$1.290656 $1.337000 $1.205576 $1.036698 $1.000000	$1.428956 $1.290656 $1.337000 $1.205576 $1.036698	18,485.391 19,402.619 20,385.214 21,454.324 0.000
TA WMC Diversified Growth - Initial Class Subaccount Inception Date July 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.120754 $1.182792 $1.020029 $0.802161 $1.509538 $1.319019 $1.232651 $1.074597 $0.942810 $0.730	$1.248268 $1.120754 $1.182792 $1.020029 $0.802161 $1.509538 $1.319019 $1.232651 $1.074597 $0.942810	105,335.965 111,769.621 103,329.712 136,086.607 180,870.684 269,331.205 405,060.079 221,388.747 169,327 137,151.985

68

Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.109801 $2.202015 $1.715479 $1.217019 $2.091171 $1.703392 $1.465918 $1.311451 $1.145278 $0.610	$2.416653 $2.109801 $2.202015 $1.715479 $1.217019 $2.091171 $1.703392 $1.465918 $1.311451 $1.145278	16,033.992 10,706.024 12,525.389 76,872.668 110,415.289 48,006.453 77,822.210 84,093.601 114,706 132,273.214
TA TS&W International Equity - Initial Class(5) Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.164845 $1.380840 $1.293266 $1.043789 $1.733851 $1.523944 $1.253581 $1.119234 $0.979979 $0.750	$1.338446 $1.164845 $1.380840 $1.293266 $1.043789 $1.733851 $1.523944 $1.253581 $1.119234 $0.979979	27,445.887 29,157.066 30,959.899 68,874.339 66,071.068 240,737.009 259,086.156 250,248.818 258,885 100,503.265
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.063003 $1.157667 $0.878388 $0.555830 $1.051512 $0.871949 $0.806021 $0.761401 $0.722038 $0.572	$1.141173 $1.063003 $1.157667 $0.878388 $0.555830 $1.051512 $0.871949 $0.806021 $0.761401 $0.722038	43,495.142 29,148.162 36,463.135 47,590.456 14,733.247 23,204.401 30,578.077 35,142.703 51,763 56,300.774
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date April 29, 2010	2012 2011 2010	$1.156026 $1.128916 $1.000000	$1.280726 $1.156026 $1.128916	21,539.025 23,623.486 29,973.325
AllianceBernstein Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.674504 $0.894744 $0.766596 $0.508594 $0.983689 $0.833665 $0.781468 $0.765998 $0.740613 $0.523	$0.751719 $0.674504 $0.894744 $0.766596 $0.508594 $0.983689 $0.833665 $0.781468 $0.765998 $0.740613	8,611.885 8,655.099 8,698.621 8,746.643 27,210.755 27,243.465 27,818.541 39,207.697 38,586 59,514.847
AllianceBernstein Growth - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.946681 $0.952564 $0.843054 $0.644658 $1.141097 $1.029129 $1.058695 $0.963479 $0.854738 $0.645	$1.058218 $0.946681 $0.952564 $0.843054 $0.644658 $1.141097 $1.029129 $1.058695 $0.963479 $0.854738	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AllianceBernstein Large Cap Growth - Class B Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.830984 $0.877173 $0.811432 $0.601296 $1.015237 $0.907953 $0.928400 $0.821301 $0.770199 $0.634	$0.954437 $0.830984 $0.877173 $0.811432 $0.601296 $1.015237 $0.907953 $0.928400 $0.821301 $0.770199	1,039.589 1,045.759 1,051.595 1,058.141 4,098.059 4,113.805 24,858.599 24,767.680 6,712 9,547.106

69

Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
Columbia Variable Portfolio Small Company Growth Fund - Class 1 Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.176472 $1.265453 $1.001484 $0.809752 $1.390417 $1.245199 $1.125502 $1.113285 $1.014658 $0.715	$1.296823 $1.176472 $1.265453 $1.001484 $0.809752 $1.390417 $1.245199 $1.125502 $1.113285 $1.014658	16,555.596 17,911.570 19,610.998 26,418.685 27,809.092 108,589.947 150,947.571 157,500.664 171,442 140,687.661
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.886229 $0.894557 $0.793442 $0.604114 $0.938332 $0.886952 $0.827018 $0.812955 $0.779695 $0.630	$0.974237 $0.886229 $0.894557 $0.793442 $0.604114 $0.938332 $0.886952 $0.827018 $0.812955 $0.779695	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Dreyfus VIF - Appreciation Portfolio - Service Class Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.190004 $1.111837 $0.981896 $0.816180 $1.180014 $1.122111 $0.981016 $0.957253 $0.928094 $0.780	$1.289905 $1.190004 $1.111837 $0.981896 $0.816180 $1.180014 $1.122111 $0.981016 $0.957253 $0.928094	5,745.093 5,745.093 5,745.093 5,745.093 5,745.093 5,745.093 41,475.874 56,453.815 178,902 205,481.891
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2012 2011 2010	$1.003398 $1.076398 $1.000000	$1.087986 $1.003398 $1.076398	21,736.561 23,450.335 24,023.683
Federated Managed Volatility Fund II Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.196867 $1.160569 $1.052000 $0.833212 $1.063290 $1.038473 $0.912336 $0.872093 $0.806093 $0.679	$1.337535 $1.196867 $1.160569 $1.052000 $0.833212 $1.063290 $1.038473 $0.912336 $0.872093 $0.806093	0.000 17.090 13,485.620 75,471.076 90,020.461 0.000 0.000 0.000 0.000 0.000
Federated Fund for U.S. Government Securities II Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.397418 $1.342170 $1.296637 $1.252143 $1.220026 $1.166337 $1.137861 $1.133045 $1.111107 $1.103	$1.416213 $1.397418 $1.342170 $1.296637 $1.252143 $1.220026 $1.166337 $1.137861 $1.133045 $1.111107	11,934.432 108,222.423 11,332.096 18,911.948 23,756.093 29,131.820 24,223.812 18,698.886 250,770 298,079.391
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.849674 $1.786871 $1.582373 $1.051804 $1.444060 $1.418647 $1.300738 $1.287298 $1.184084 $0.984	$2.087941 $1.849674 $1.786871 $1.582373 $1.051804 $1.444060 $1.418647 $1.300738 $1.287298 $1.184084	24,282.123 21,357.503 25,715.960 37,883.628 31,820.915 208,583.113 223,088.918 289,553.593 320,725 244,963.866

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Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
Federated Prime Money Fund II Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.023762 $1.040125 $1.056763 $1.068837 $1.059061 $1.027234 $0.998193 $0.987448 $0.995191 $1.004	$1.007579 $1.023762 $1.040125 $1.056763 $1.068837 $1.059061 $1.027234 $0.998193 $0.987448 $0.995191	31,559.911 36,326.257 26,616.986 41,103.833 257,896.714 232,117.474 44,985.668 53,785.535 155,301 154,453.039
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2012 2011 2010 2009 2008 2007 2006	$0.996659 $1.038809 $0.900389 $0.674086 $1.191464 $1.029509 $1.000000	$1.141910 $0.996659 $1.038809 $0.900389 $0.674086 $1.191464 $1.029509	161,237.017 160,336.631 117,753.707 169,626.414 249,426.982 140,353.462 0.000
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.637383 $1.861053 $1.467622 $1.064410 $1.785955 $1.569426 $1.414798 $1.214972 $1.000	$1.850464 $1.637383 $1.861053 $1.467622 $1.064410 $1.785955 $1.569426 $1.414798 $1.214972	3,754.967 3,754.967 3,683.070 4,123.844 14,829.452 22,169.259 36,341.511 26,261.801 8,787
Fidelity - VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2012 2011 2010 2009 2008 2007 2006 2005 2004	$1.123238 $1.251388 $1.003992 $0.647303 $1.346727 $1.294293 $1.130312 $1.118571 $1.000	$1.407052 $1.123238 $1.251388 $1.003992 $0.647303 $1.346727 $1.294293 $1.130312 $1.118571	101,837.455 102,158.182 57,559.755 91,765.172 24,734.299 34,894.132 15,868.268 0.000 0.000
NVIT Developing Markets Fund Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.228268 $2.917578 $2.552260 $1.598425 $3.854162 $2.728811 $2.060082 $1.591370 $1.349863 $0.859	$2.561051 $2.228268 $2.917578 $2.552260 $1.598425 $3.854162 $2.728811 $2.060082 $1.591370 $1.349863	33,247.390 39,628.262 41,425.200 25,362.601 29,248.593 40,011.422 42,265.443 23,554.711 0.000 20,001.792
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund - Class 2 Shares(6) Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$0.821709 $1.106387 $0.877747 $0.600744 $1.175876 $1.027780 $0.986902 $0.893614 $0.838336 $0.627	$0.899379 $0.821709 $1.106387 $0.877747 $0.600744 $1.175876 $1.027780 $0.986902 $0.893614 $0.838336	9,151.560 9,151.560 7,290.586 7,290.586 7,290.586 7,290.586 22,447.192 26,730.486 42,628 46,969.583
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.137137 $1.229819 $1.085749 $0.680374 $1.159634 $1.022041 $0.882239 $0.830332 $0.812512 $0.607	$1.197808 $1.137137 $1.229819 $1.085749 $0.680374 $1.159634 $1.022041 $0.882239 $0.830332 $0.812512	25,506.362 26,064.540 7,580.268 7,580.268 7,580.268 7,580.268 23,663.401 28,169.470 45,039 56,389.496

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Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.194845 $1.190889 $1.052907 $0.846021 $1.363082 $1.314289 $1.153991 $1.118757 $1.025867 $0.811	$1.362412 $1.194845 $1.190889 $1.052907 $0.846021 $1.363082 $1.314289 $1.153991 $1.118757 $1.025867	147,861.032 153,294.009 170,890.855 375,507.615 390,901.054 984,214.655 1,204,048.079 1,230,433.729 1,156,670 927,651.775
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.528778 $1.585493 $1.284865 $0.929969 $1.624029 $1.554692 $1.388538 $1.237707 $1.045212 $0.792	$1.742543 $1.528778 $1.585493 $1.284865 $0.929969 $1.624029 $1.554692 $1.388538 $1.237707 $1.045212	101,736.127 104,832.262 83,869.619 66,258.001 83,943.493 315,578.261 416,135.795 495,103.346 606,226 571,647.749
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.032285 $1.904062 $1.508357 $1.186677 $1.921505 $2.341063 $1.762687 $1.601291 $1.246601 $0.935	$2.349345 $2.032285 $1.904062 $1.508357 $1.186677 $1.921505 $2.341063 $1.762687 $1.601291 $1.246601	26,304.235 22,213.792 39,160.743 35,381.154 45,655.751 173,110.699 212,462.784 238,927.087 427,613 371,815.723
Vanguard - International Subaccount Inception Date May 1, 2007	2012 2011 2010 2009 2008 2007	$0.793254 $0.932120 $0.818353 $0.582305 $1.074151 $1.000	$0.937912 $0.793254 $0.932120 $0.818353 $0.582305 $1.074151	154,748.989 150,591.802 87,897.518 231,840.810 266,919.683 0.000
Vanguard - Short-Term Investment–Grade Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.277417 $1.272140 $1.228381 $1.096116 $1.153549 $1.105485 $1.070498 $1.063662 $1.058843 $1.039	$1.312731 $1.277417 $1.272140 $1.228381 $1.096116 $1.153549 $1.105485 $1.070498 $1.063662 $1.058843	56,894.185 54,146.683 60,234.159 183,806.852 100,684.853 270,809.495 292,657.834 259,046.866 293,155 221,490.383
Vanguard – Total Bond Market Index Subaccount Inception Date May 1, 2002	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.447884 $1.366424 $1.303554 $1.250139 $1.207073 $1.146405 $1.116605 $1.107827 $1.080190 $1.055	$1.482308 $1.447884 $1.366424 $1.303554 $1.250139 $1.207073 $1.146405 $1.116605 $1.107827 $1.080190	71,012.692 97,904.808 113,652.545 173,293.566 148,013.878 347,716.709 260,344.363 232,376.453 248,274 222,708.098
Wanger International Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$2.037613 $2.424713 $1.972050 $1.337676 $2.498544 $2.182688 $1.616721 $1.351552 $1.163767 $0.719	$2.437791 $2.037613 $2.424713 $1.972050 $1.337676 $2.498544 $2.182688 $1.616721 $1.351552 $1.163767	72,185.933 65,129.792 52,621.429 32,609.505 49,768.824 113,056.154 126,170.707 109,312.544 209,884 171,179.180

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Subaccount	Year	1.60%
		Beginning AUV	Ending AUV	# Units
Wanger USA Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.566469 $1.649095 $1.358274 $0.970276 $1.634561 $1.575942 $1.484231 $1.355374 $1.054130 $0.826	$1.850258 $1.566469 $1.649095 $1.358274 $0.970276 $1.634561 $1.575942 $1.484231 $1.355374 $1.054130	30,542.352 33,321.463 34,403.913 26,614.663 46,898.341 48,851.117 125,238.377 126,980.115 148,306 199,514.923
WFAVT Small Cap Value Fund Subaccount Inception Date October 26, 1998	2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$1.327379 $1.454218 $1.260082 $0.799261 $1.464568 $1.498571 $1.315636 $1.147293 $0.998315 $0.733	$1.489206 $1.327379 $1.454218 $1.260082 $0.799261 $1.464568 $1.498571 $1.315636 $1.147293 $0.998315	19,898.068 10,834.261 10,252.213 109,257.550 145,779.581 124,642.046 164,909.725 157,726.023 160,792 116,838.527

1.	Effective on or about May 1, 2013, formerly known as Transamerica Index 50 VP.
2.	Effective on or about May 1, 2013, formerly known as Transamerica Index 75 VP.
3.	Effective on or about May 1, 2013, Transamerica Efficient Markets VP will merge into Transamerica Vanguard ETF Portfolio – Growth VP.
4.	Effective on or about May 1, 2013, formerly known as Transamerica BlackRock Large Cap Value VP.
5.	Effective on or about May 1, 2013, formerly known as Transamerica Morgan Stanley Active International Allocation VP.
6.	Effective close of business April 26, 2013, Columbia Variable Portfolio – Mid Cap Growth Fund will merge into Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund.

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APPENDIX C

If you are a Policy Owner of Policy AV375, below is a description of the significant features of your Policy and the available investment choices that may be different than described in the Prospectus. (The Policy Form Number appears on the bottom left-hand corner of your Policy.) Please see your actual policy and any attachments for determining your specific coverage.

The Nursing Care and Terminal Condition Option, Unemployment Waiver Option, and the Guaranteed Minimum Death Benefit Options are currently not available to Policy Owners of Policy AV375.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Designated Period Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Portfolios you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, Monumental will move your investment out of the Portfolios and into the general account of Monumental.

—	Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

—	Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies.

—

Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of at least 10 years, 15 years, or 20 years, as elected. If the Annuitant dies before the period certain ends, Monumental will make any remaining payments to the Beneficiary.

—

Installment or Unit Refund Life Annuity—Available as either a fixed (Installment Refund) or variable (Unit Refund) Annuity Payment Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a period certain determined by dividing the Accumulated Value by the first Annuity Payment. If the Annuitant dies before the period certain ends, Monumental will make any remaining payments to the Beneficiary.

—	Designated Period Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.

Mortality and Expense Risk Charge

Monumental charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Charge is 1.35% of the net asset value of the Separate Account.

We guarantee that this annual charge will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to Monumental’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then Monumental will bear the loss.

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Fee Table

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between investment choices. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases	None
Contingent Deferred Sales Load (surrender charge)	None
Exchange Fees(1)	$10
Special Service Fee	$0 - $25

(1)	Monumental does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - $30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	1.35%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.50%

The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2012. Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Portfolio Annual Expenses(1)	Minimum	Maximum

Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.77%	2.25%

(1)

The fee table information relating to the underlying funds was provided to Monumental by the underlying funds, their investment advisers or managers, and Monumental has not independently verified such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE TABLE

The following example illustrates the maximum expenses that you would incur on a $10,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. The example assumes that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract’s Annuity Payment Options.

1 Year $380	3 Years $1,155	5 Years $ 1,949	10 Years $ 4,020

For information concerning compensation paid for the sale of the Policies, see “Distribution of the Policies.” Minimum Balance Requirements

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The minimum required balance in any Portfolio is $250, except where Purchase Payments are made by monthly payroll deduction. The minimum required balance in any General Account Guaranteed Option, except the Dollar Cost Averaging Fixed Account Option, is $1,000. If an exchange or withdrawal would reduce the balance in a Portfolio to less than $250 (or $1,000 in the case of a General Account Guaranteed Option other than the Dollar Cost Averaging Fixed Account Option), Monumental will transfer the remaining balance to the remaining Portfolios under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Purchase Payment within three years, Monumental may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an Additional Purchase Payment before your Contract is liquidated. Monumental would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract. We will not exercise this right to cancel your Contract if it is a Qualified Contract.

DEATH BENEFIT

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the greater of the then-current Accumulated Value of the Contract (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) or the Adjusted Death Benefit. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period before the Annuitant attains age 81, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. For any six-year period after the one in which the Annuitant attains age 81, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 81 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Annuity Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. When Monumental receives Due Proof of Death of the Annuitant, Monumental will calculate the Death Benefit. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and Monumental has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Paid as a lump sum, the Death Benefit is the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the date we receive Due Proof of Death; or
(2)	the Adjusted Death Benefit.

Paid under one of the Annuity Payment Options, the Death Benefit will be based on the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under the Multi-Year Guaranteed Rate Option) on the Annuity Date elected by the Beneficiary and approved by Monumental or
(2)	the Adjusted Death Benefit.

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The amount of the Adjusted Death Benefit is calculated as follows. During the first six Contract Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period before the Annuitant attains age 81, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. For any six-year period after the one in which the Annuitant attains age 81, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 81 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, Monumental will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

A Word About Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries and name them in the customer order form. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before Monumental acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to Monumental and obtaining approval from Monumental. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

—	If there is more than one Beneficiary, each will share in the Death Benefit equally.
—	If one or two or more Beneficiaries have already died, Monumental will pay that share of the Death Benefit equally to the survivor(s).
—	If no Beneficiary is living, Monumental will pay the proceeds to the Contract Owner.
—

If a Beneficiary dies at the same time as the Annuitant, Monumental will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before Monumental receives due proof of the Annuitant’s death, Monumental will pay proceeds as though the Beneficiary had died first.

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If a Beneficiary who is receiving Annuity Payments dies, Monumental will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, Monumental must pay out the entire value of the Contract within five years of the date of death. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant is the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase, page B-4.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, Monumental must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

Monumental will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which Monumental may delay the payment beyond seven days:

—	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted
—	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
—	the SEC permits a delay for your protection as a Contract Owner
—	the payment is derived from premiums paid by check, in which case Monumental may delay payment until the check has cleared your bank.

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APPENDIX D

DEATH BENEFIT – ADJUSTED PARTIAL WITHDRAWAL

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and policy value. The adjusted partial withdrawal is equal to (1) multiplied by (2), where:

(1)	is the gross partial withdrawal;
(2)	is the adjustment factor = current death proceeds prior to the gross partial withdrawal divided by the policy value prior to the gross partial withdrawal, where death proceeds are equal to the maximum of policy value, cash value, and the death benefit.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

EXAMPLE 1
$75,000	current guaranteed minimum death benefit before withdrawal
$50,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,600	Total gross partial withdrawal
$23,400	adjusted partial withdrawal = 15,600 * (75,000/50,000)
$51,600	new guaranteed minimum death benefit (after withdrawal) = 75,000 - 23,400
$34,400	new policy value (after withdrawal)=50,000 – 15,600

Summary:

Reduction in guaranteed minimum death benefit	= $	23,400
Reduction in policy value	= $	15,600

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

EXAMPLE 2
$50,000	current guaranteed minimum death benefit before withdrawal
$75,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,450	Total gross partial withdrawal
$15,450	adjusted partial withdrawal = 15,450 * (75,000/75,000)
$34,550	new guaranteed minimum death benefit (after withdrawal) = 50,000 - 15,450
$59,550	new policy value (after withdrawal) = 75,000 – 15,450

Summary:
Reduction in guaranteed minimum death benefit	= $	15,450
Reduction in policy value	= $	15,450

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit just prior to the withdrawal.

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APPENDIX E

ADDITIONAL DEATH BENEFIT — ADDITIONAL INFORMATION

The following examples illustrate the additional death benefit payable by this rider as well as the effect of a partial surrender on the additional death benefit amount. The client is less than age 71 on the Rider Date.

Example 1

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Policy Value on date of Surrender	$150,000
Rider Earnings on Date of Surrender (Policy Value on date of surrender – Policy Value on Rider Date – Premiums paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Policy Death Benefit on the date of Death Benefit Calculation:	$200,000
Policy Value on the date of Death Benefit Calculations	$175,000
Rider Earnings (= Policy Value on date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$222,000
Example 2
Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Policy Death Benefit on the date of Death Benefit Calculation:	$100,000
Policy Value on the date of Death Benefit Calculations	$75,000
Rider Earnings (= Policy Value on date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$100,000

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APPENDIX F

ADDITIONAL DEATH DISTRIBUTION - II — ADDITIONAL INFORMATION

Assume the Additional Death Distribution - II is added to a new policy opened with $100,000 initial premium. The client is less than age 71 on the Rider Date. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Death Proceeds are equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Death Proceeds are equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the death proceeds are $145,000.

Example

Account Value on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $110,000)	$605
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$605
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $95,000)	$522.50
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $605 + $522.50)	$1,127.50
Rider Benefit Base in 3rd Rider Year prior to Premium addition (= Account Value less premiums added since Rider Date = $115,000 – $0)	$115,000
Rider Benefit Base in 3rd Rider Year after Premium addition (= $145,000 - $25,000)	$115,000
Rider Benefit Base in 4th Rider Year prior to withdrawal (= Account Value less premiums added since Rider Date = $145,000 - $25,000)	$120,000
Rider Benefit Base in 4th Rider Year after withdrawal (Account Value less premiums added since Rider Date =$110,000 - $25,000)	$85,000
Rider Benefit Base (= $130,000 - $25,000)	$105,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 30% * $105,000	$31,500
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $145,000 + $31,500)	$176,500

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APPENDIX G

ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

You may elect to purchase the optional Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) which provides you with a guaranteed lifetime withdrawal benefit if you invest in certain designated investment choices. You are also limited in the amount of your policy value that can be invested in the “equity” category of the designated investment choices (“maximum equity percentage”). This rider is available during the accumulation phase.

The Architect GLWB may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the Architect GLWB.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Architect GLWB for a qualified policy.

Architect GLWB – Base Benefit

This benefit is intended to provide a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your Policy Value. Under this benefit, you can receive (first as withdrawals from your Policy Value and, if necessary, as payments from us) up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) death (unless your total withdrawal base is reduced to zero because of “excess withdrawals;” see Total Withdrawal Base Adjustments, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 61 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $5,000.00, which is the applicable income benefit percentage of (5.0%) multiplied by the total withdrawal base of $100,000, each calendar year for the rest of your life (assuming that you take your first withdrawal when you are age 70 – 74, and that you do not withdraw more than the maximum annual withdrawal amount in any one year).

Of course, you can always withdraw an amount up to your Policy Value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,705.88.

See “Architect Guaranteed Lifetime Withdrawal Benefit Total withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

—

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

—

We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

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—

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the Policy.

—

All Policy Value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You are also limited to the amount of your Policy Value that can be invested in the “equity” category of the designated investment choices (see “Maximum Equity Percentage” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

—	Cumulative withdrawals in any calendar year in excess of the maximum annual withdrawal amount are excess withdrawals.
—	An excess withdrawal may impact the maximum annual withdrawal amount and total withdrawal base on a greater than dollar-for-dollar basis.
—

Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected) and the surviving spouse was eligible to and elected to continue the policy, the Architect GLWB terminates and no more guaranteed withdrawals can be made.

Like all withdrawals, withdrawals under this benefit also:

—	reduce your Policy Value;
—	reduce your base policy death benefit and other benefits;
—	may be subject to an excess interest adjustment;
—	may be subject to income taxes and federal tax penalties; and
—	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is not 59 years old on the date the rider is elected (“rider date”) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year during which the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage of the total withdrawal base.

For qualified policies: If the plan participant (generally the annuitant) is at least 70  1/2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

—	the maximum annual withdrawal amount described above; or
—

an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the Policy Value of the base policy, (including the present value of any additional benefits provided under the Policy to the extent required to be taken into account under IRS guidance), and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can receive up to the maximum annual withdrawal amount each year (first from your Policy Value and, if necessary, as payments from us) under this rider regardless of your Policy Value. However, once your Policy Value reaches zero (by other than an excess withdrawal), you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reached zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining maximum annual withdrawal amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees. Payments after the Policy Value reaches zero are subject to our claims paying ability.

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Please note:

—	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.
—

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during the calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantee.

—

If the rider is added before to the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until January 1st of the calendar year after the annuitant’s 59th birthday, however, you will still be charged a rider fee before to this time.

—	Excess withdrawals may cause you to lose the benefit of the rider.
—

All Policy Value must be allocated to a limited number of specified funds and the allocation is subject to specified equity limits. (See “Designated Investment Choices” and “Maximum Equity Percentage,” below).

Income Benefit Percentage. We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
0-58	0%
59-64	4.0%
65-69	4.5%
70-74	5.0%
75-79	5.5%
80-84	6.0%
85-89	6.5%
90-94	7.0%
> 95	7.5%

Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the Policy Value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

—

We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount and rider fees. Your total withdrawal base is not a cash value (or Policy Value), a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Policy Value.

—

Because the total withdrawal base is generally equal to the Policy Value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Policy Value decreases before you elect the rider.

—	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected), the Architect GLWB terminates and there are no more additional guaranteed withdrawals.

Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year (“excess withdrawals”) will reduce the total withdrawal base (on the date of the withdrawal) by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the Policy Value), possibly to zero. See “Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments” below for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

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Designated Investment Choices. If you elect the Architect GLWB, you must allocate 100% of your Policy Value, to one or more of the following designated investment choices:

Non-Equity:

Federated Fund for U.S. Government Securities II

Federated Prime Money Fund II

TA PIMCO Total Return – Initial Class

Vanguard-Short-Term Investment-Grade Portfolio

Vanguard-Total Bond Market Index Portfolio

Fixed Account

Equity:

Federated Managed Tail Risk Fund II – Primary Shares

Federated High Income Bond Fund II – Primary Shares

Fidelity® VIP Contrafund® Portfolio – Initial Class

Fidelity® VIP Mid Cap Portfolio – Initial Class

Fidelity® VIP Value Strategies Portfolio – Initial Class

TA Asset Allocation – Conservative – Initial Class

TA Asset Allocation – Growth – Initial Class

TA Asset Allocation – Moderate – Initial Class

TA Asset Allocation – Moderate Growth – Initial Class

TA Barrow Hanley Dividend Focused – Initial Class

TA JPMorgan Enhanced Index – Initial Class

TA TS&W International Equity – Initial Class

TA Multi-Managed Balanced – Initial Class

TA T. Rowe Price Small Cap – Initial Class

TA Vanguard ETF – Balanced – Initial Class

TA Vanguard ETF – Growth – Initial Class

TA WMC Diversified Growth – Initial Class

Vanguard-Equity Index Portfolio

Vanguard-International Portfolio

Vanguard-Mid-Cap Index Portfolio

Vanguard-REIT Index Portfolio

Wanger International

Wanger USA

If you elect this rider, you may transfer amounts among the designated investment choices. However, you cannot transfer any amount which would cause you to exceed your maximum equity percentage or to any other subaccount.

Please Note: We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a Policy Owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Within 30 days after each rider anniversary (i.e., the anniversary of the rider date), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated investment choice.

Maximum Equity Percentage. You select either the 50%, 60%, or 70% maximum equity percentage at the time you elect the Architect GLWB. Your equity percentage is equal to your Policy Value in all designated investment choices in the “equity” category, divided by the total Policy Value. You cannot have more than your maximum equity percentage in “equity” investment choices. A higher maximum equity percentage results in a higher rider fee.

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Asset Rebalancing. While the Architect GLWB is in effect, you must participate in asset rebalancing. Each month, and according to your instructions, we will automatically rebalance the amounts of your Policy Value in the designated investment choices to maintain your desired asset allocation. The amount of Policy Value you direct us to allocate to designated investment choices in the “equity” category cannot exceed your maximum equity percentage.

We will notify you when any of the following has occurred:

—	you discontinue monthly asset rebalancing;
—	the asset allocation that you request results in Policy Value in designated investment choices in the “equity” category that exceeds your maximum equity percentage; or
—	you make a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage.

We will give you 30 days to address any failure to continue monthly asset rebalancing or to maintain the maximum equity percentage. Failure to resume monthly asset rebalancing or to come into compliance with your maximum equity percentage will cause the rider to terminate.

Upgrades. As long as you are younger than the maximum rider issue age, you can upgrade the total withdrawal base to the Policy Value during the 30 day period following each rider anniversary, by sending us written notice (in good order). The maximum annual withdrawal amount will be recalculated at the time of the upgrade. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee (which may be higher than your current rider fee). The new rider date will be the date that the Company receives all information that it requires.

Please Note:

—	Even if the rider fee percentage does not increase, the dollar amount of the rider fee will increase because it will be based on a higher total withdrawal base.
—

If you upgrade while you are receiving systematic payouts of the maximum annual withdrawal amount, then after the upgrade the dollar amount of the systematic payouts may decrease for the reminder of the calendar year, even though the total withdrawal base increases. This is generally because the maximum annual withdrawal amount for the remainder of the calendar year is calculated based on the remaining partial year and the systematic payout is calculated on a yearly basis.

Annuitization. If you have reached your maximum annuity commencement date, we will allow you to annuitize your Policy and elect to receive lifetime annuity payments each year that is equal to your maximum annual withdrawal amount.

Architect GLWB – Joint Life Option

If you elect the Architect GLWB, you can also elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the death of the annuitant or the death of the annuitant’s spouse (only if the annuitant’s spouse is eligible and elects to continue the policy), whichever is later.

Please note that if you elect this option, then:

—	the annuitant’s spouse must be either (1) a joint owner along with the annuitant or, (2) the sole primary beneficiary and there is no joint owner.
—

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

—	for purposes of the rider, the annuitant’s spouse cannot be changed.
—	the income benefit percentage is based on the age of the younger of the annuitant and the annuitant’s spouse.

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Architect GLWB Fee

A rider fee, which is a percentage of the total withdrawal base on each rider anniversary, is charged annually before annuitization. The rider fee percentage depends on the maximum equity percentage that you select, and on whether you select the joint life option. The rider fee percentages are:

Maximum Equity Percentage	Single Life Option	Joint Life Option
50%	0.30%	0.45%
60%	0.45%	0.65%
70%	0.65%	1.00%

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each designated investment choice in proportion to the amount of Policy Value in each designated investment choice.

Please Note: Because the rider fee is a percentage of you total withdrawal base, the fee can be substantially more than the rider fee percentage multiplied by your Policy Value if the total withdrawal base is higher than your Policy Value.

Architect GLWB Issue Requirements

The Company will not issue the Architect GLWB unless:

—	the annuitant is not yet age 91 (or younger if required by state law);
—	the annuitant is also an owner (except in the case of non-natural owners);
—	there are no more than two owners; and
—

if the joint life option is elected, the annuitant’s spouse is not yet age 91 (or younger if required by state law) and is also either (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Architect GLWB will terminate upon the earliest of the following:

—	the date we receive written notice from you requesting termination of the Architect GLWB, provided that the request is made in good order within 30 days after a rider anniversary;
—	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
—

discontinuing asset rebalancing, changing your asset rebalancing so that your Policy Value in designated investment choices in the “equity” category exceeds your maximum equity percentage, or making a transfer that causes your Policy Value in designated investment choices in the “equity” category to exceed your maximum equity percentage, if any of these occurrences is not corrected within 30 days from the date we mail you a notice of the problem;

—

annuitization (however, if you have reached your maximum annuity commencement date, then you may choose an annuitization option which guarantees lifetime payments in an amount equal to your maximum annual withdrawal amount); or

—	termination of your policy.

Please note: This feature terminates upon annuitization, and there is a maximum annuity commencement date for your policy.

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Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining before the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but before the withdrawal of the excess amount; and
C	is the total withdrawal base before the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, two parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)
2.	Maximum annual withdrawal amount (“MAWA”)

Example 1 (“Non-Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% withdrawal (“WD”) beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD = $4,500

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) =     $90,000 in 10 years

Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $4,500 is withdrawn.

Result.	In this example, because no portion of the withdrawal was in excess of $4,500, the total withdrawal base does not change.

Example 2 (“Excess” Withdrawal):

Assumptions:

You	= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% WD beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

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WD	= $10,000
EWD	= $5,500 ($10,000 - $4,500)
PV	= $90,000 in 10 years

Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000 - $4,500 = $5,500 (the excess withdrawal amount)

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount must be computed. Had the withdrawal for this example not been more than $4,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $4,500. However, because an excess withdrawal has been taken, the total withdrawal base and, consequently, the maximum annual withdrawal amount, will decline.

New total withdrawal base:

Step One. The total withdrawal base is reduced by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 4.5% WD)) * TWB before any adjustments
2.	($5,500 / ($90,000 - $4,500)) * $100,000 = $6,432.75

Step Three. Which is larger, the actual $5,500 excess withdrawal amount or the $6,432.75 pro rata amount?

$6,432.75 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $6,432.75 = $93,567.25

Result. The new total withdrawal base is $93,567.25

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (as a result of the excess withdrawal), we have to calculate a new maximum annual withdrawal amount that will be available starting on the next January 1st. This calculation assumes no more activity before the next January 1st.

Step One. What is the new maximum annual withdrawal amount?

$93,567.25 (the adjusted total withdrawal base) * 4.5% = $4,210.53

Result. Going forward, the maximum you can take out in a year is $4,210.53 without causing an excess withdrawal that would further reduce of the total withdrawal base.

The Architect GLWB and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Architect GLWB. The application and operation of the Architect GLWB are governed by the terms and conditions of the rider itself.

89

APPENDIX H

GUARANTEED MINIMUM INCOME BENEFIT

NO LONGER AVAILABLE FOR NEW SALES

The optional Guaranteed Minimum Income Benefit (‘‘GMIB’’) assures you of a minimum level of income in the future by guaranteeing a minimum income base (discussed below) you can apply to a GMIB payment option and which also guarantees a minimum amount for those payments once you begin to receive them. The guarantee under the GMIB is supported by the general account assets of Peoples Benefit. By electing this benefit, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options. The GMIB will not be issued if you are age 91 or older (earlier, if required by state law). You also have the option to upgrade your minimum income base.

You can annuitize under the GMIB (subject to the conditions described below) at the greater of the adjusted Policy Value or the minimum income base.

Minimum Income Base. The minimum income base on the rider date (i.e., the date the rider is added to the Policy) is the Policy Value. After the rider date, the minimum income base is:

—	the minimum income base on the rider date; plus
—	any subsequent premium payments; minus
—	any subsequent surrenders;
—	each of which is accumulated at the annual growth rate from the date of each transaction; minus any premium taxes.

The annual growth rate is currently 6% per year. Once the rider is added to your Policy, the annual growth rate will not vary during the life of that rider. Surrenders may reduce the minimum income base on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum income base may only be used to annuitize using the GMIB payment options and may not be used with any other annuity payment options. The GMIB payment options are:

—

Life Income—An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

—

Joint and Full Survivor—An election may be made for ‘‘No Period Certain’’ or ‘‘10 Years Certain’’. Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

NOTE CAREFULLY:

IF:

—	You choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
—	The annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

—	We will make only one (two, three, etc.) annuity payments.

IF:

—	You annuitize using the GMIB before the 10th rider anniversary;

THEN:

—	the first payment will be calculated with an annuity factor age adjustment.See ‘‘Annuity Factor Age Adjustment’’ below.

90

Annuity Factor Age Adjustment. If you annuitize using the GMIB before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 10 years from your age. This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. If you are over 84 when you elect the rider or upgrade your minimum income base, (earlier if required by state law), you will be subject to an annuity factor age adjustment if you annuitize under the rider. The age adjustment is as follows:

Number of Years Since the Rider Date	Age Adjustment: Number of Years Subtracted from Your Age
0-1	10
1-2	9
2-3	8
3-4	7
4-5	6
5-6	5
6-7	4
7-8	3
8-9	2
9-10	1
>10	0

The minimum income base is used solely to calculate the GMIB annuity payments and does not establish or guarantee a Policy Value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial criteria (such as the use of a 3% assumed investment return, or ‘‘AIR,’’ to calculate the first annuity payment, which results in a lower dollar amount for that payment than would result from using the 5.0% AIR that is used with the regular annuity payments), the level of lifetime income that it guarantees may be less than the level that would be provided by application of the adjusted Policy Value at otherwise applicable annuity factors. Therefore, the GMIB should be regarded as a safety net. The costs of annuitizing under the GMIB includes the guaranteed payment fee, and also the lower payout levels inherent in the annuity tables used for those minimum payouts (which may include an annuity age factor adjustment). These costs should be balanced against the benefits of a minimum payout level.

Moreover, the Initial Payment Guarantee—rider (described below) also provides for a minimum payout level, and it uses actuarial criteria (such as a 5.0% AIR) that provide for higher payment levels for a given Policy Value than the GMIB. You should carefully consider these factors, since electing annuity payments under the GMIB will generally be advantageous only when the minimum income base is sufficiently in excess of the adjusted Policy Value to overcome these disadvantages.

If the GMIB will not provide an annuity benefit that is as large as the base policy values under the policy after the Annuity Commencement Date, the Policy Owner may wish to purchase the Initial Payment Guarantee Rider. If both riders are purchased, the Policy Owner will not be subject to both rider fees at the same time.

In addition to the annual growth rate, other benefits and fees under the rider (the rider fee, the fee waiver threshold, the guaranteed payment fee, and the annuity factor age adjustment) are also guaranteed not to change after the rider is added. However, all of these benefit specifications may change if you elect to upgrade the minimum income base.

Minimum Income Base Upgrade. You can upgrade your minimum income base to the Policy Value after the first rider anniversary and before your 91st birthday (earlier if required by state law). For your convenience, we will put the last date to upgrade on page one of the rider. The Policy Value used will be the Policy Value calculated immediately after we receive all necessary information to complete the upgrade.

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If you upgrade:

—	the current rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees;
—	the new fees, thresholds and factors may be higher (or lower) than before; and
—	the new annual growth rate may be lower (or higher) than before.

Please note that if you upgrade, you will begin a new annuity factor age adjustment period. It generally will not be to your advantage to upgrade unless your Adjusted Policy Value exceeds your minimum income base on the applicable Policy Anniversary.

Conditions of Exercise of the GMIB. You can only annuitize using the GMIB within the 30 days after a Policy Anniversary after the GMIB is elected. You cannot, however, annuitize using the GMIB after the Policy Anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the last date to annuitize using the GMIB on page one of the rider.

NOTE CAREFULLY:

—	If you annuitize at any time other than indicated above, you cannot use the GMIB.
—	If you annuitize before the 10th rider anniversary there will be an annuity factor age adjustment. See ‘‘Annuity Factor Age Adjustment.’’

Guaranteed Minimum Stabilized Payments. Annuity payments under the GMIB are guaranteed to never be less than the initial payment. See the SAI for information concerning the calculation of the initial payment. The payments will also be ‘‘stabilized’’, that is, held constant during each Policy Year.

During the first Policy Year after annuitizing using the GMIB, each stabilized payment will equal the initial payment. On each Policy Anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that Policy Year. The stabilized payment on each Policy Anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected investment options. See the SAI for additional information concerning stabilized payments.

GMIB Fee. A rider fee, currently 0.45% of the minimum income base on the rider anniversary, is charged annually prior to annuitization. We will also charge this fee if you take a complete surrender. The rider fee is deducted from each investment choice in proportion to the amount of Policy Value in each investment option. This fee is deducted even if the adjusted Policy Value exceeds the minimum income base. The rider fee on any given rider anniversary will be waived if the Policy Value exceeds the fee waiver threshold. The fee waiver threshold currently is two times the minimum income base.

Guaranteed Payment Fee. A guaranteed payment fee, currently equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the GMIB, in addition to the Policy mortality and expense risk fee and administrative charge. The guaranteed payment fee is included on page one of the rider.

Termination. The GMIB will terminate upon the earliest of the following:

—	the date we receive written notice from you requesting termination of the GMIB (you may not terminate the rider before the first rider anniversary);
—	annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the minimum income base under the GMIB);
—	upgrade of the minimum income base (although a new rider will be issued);
—	termination of your Policy; or
—	30 days after the Policy Anniversary after your 94th birthday (earlier if required by state law).

The GMIB rider may vary by state and may not be available in all states.

92

APPENDIX I

ADDITIONAL DEATH BENEFIT – EXTRA

NO LONGER AVAILABLE FOR NEW SALES

The optional ADB—Extra pays an additional death benefit amount when a death benefit is payable under your Policy, in certain circumstances. The ADB—Extra is available for issue ages through age 75.

The ADB—Extra pays a percentage of the value of the death benefit under the Policy prior to adding the rider, as well as a different percentage of the gain under the Policy since the rider was added. Consequently, the ADB-Extra may be helpful if it is added after the Policy has been effective for a while, or if the Policy was issued as a result of an exchange from an existing policy with investment gain. The ADB-Extra is intended to provide an additional amount of death benefit. Please consult a tax adviser before electing this rider.

Additional Death Benefit Amount. The additional death benefit is only payable if you elected the rider five years prior to the death triggering the payment of the Policy death benefit, and a death benefit is payable under the Policy. If a death benefit is payable before the end of the fifth year, all rider fees paid since the rider date will be refunded. After the fifth year, the additional death benefit is equal to:

—	rider benefit percentage (40% for issues ages through age 70 and 25% for ages 71-75) multiplied by the sum of:
—	future growth (see below); and
—	the initial death benefit option multiplied by the Policy death benefit on the rider date, minus surrenders after the rider date that exceed future growth on the date of surrender.

Future growth equals:

—	the Policy death benefit payable; minus
—	the death benefit on the rider date; minus
—	premium payments after the rider date; plus
—	surrenders after the rider date that exceed the future growth on the date of the surrender.

No benefit is payable under the ADB—Extra if the Policy death benefit payable is less than one minus the initial death benefit option, multiplied by the death benefit at the time the rider was added (adjusted for surrenders after the rider date). For purposes of computing taxable gains, both the death benefit payable under the Policy and the additional death benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional death benefit.

Spousal Continuation. If a spouse elects to continue the Policy instead of receiving the death benefit and additional death benefit, the spouse will receive a one-time Policy Value increase equal to the additional death benefit. At this time the rider will terminate. The spouse will have the option of immediately re—electing the rider as long as they are under the age of 76.

Rider Fee. A rider fee, 0.50% of the Policy Value for the 50% initial death benefit option and 0.60% of the Policy Value for the 75% initial death benefit option, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the Policy or other termination of the rider (once we have received all necessary regulatory approvals). The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

—	you cancel it by notifying our service center in writing,
—	the Policy is annuitized or surrendered, or
—	the additional death benefit is paid or added to the Policy Value under a spousal continuation.

Once terminated, the ADB—Extra may not be re-elected if still being offered for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

The ADB—Extra may vary by state and may not be available in all states.

93

THE ADVISOR’S EDGE SELECT®

VARIABLE ANNUITY

Issued Through

Separate Account VA CC

By

Monumental Life Insurance Company

Supplement dated May 1, 2013

To the

Prospectus dated May 1, 2013

The following investment choices are hereby added to your policy:

DFA Investment Dimensions Group Inc.

Advised by Dimensional Fund Advisors, LP

VA Global Bond Portfolio

VA International Small Portfolio

VA International Value Portfolio

VA Short-Term Fixed Portfolio

VA U.S. Large Value Portfolio

VA U.S. Targeted Value Portfolio

All defined terms used herein, which are not defined herein, shall have the same meanings as the same terms used in the accompanying prospectus.

The following hereby amends, and to the extent inconsistent replaces, the Summary in the prospectus.

EXPENSES

Monumental will deduct daily mortality and expense risk fees and administrative charges at an annual rate of 1.45% from the assets in each Subaccount.

DEATH BENEFIT

When you purchase a policy you generally may choose the following death benefit:

•	Return of Premium.

ADDITIONAL FEATURES

The “Additional Death Benefit” (“ADB”) and Additional Death Distribution - II (“ADD-II”) referred to in the base prospectus are not available for this policy.

The following hereby amends, and to the extent inconsistent replaces, SECTION 5 – EXPENSES; Mortality and Expense Risk Fee in the prospectus.

Monumental charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is at an annual rate of 1.30%.

This Prospectus Supplement must be accompanied

by the Prospectus for The Advisor’s Edge Select® Variable Annuity

dated May 1, 2013

The following hereby amends, and to the extent inconsistent replaces, SECTION 8 – DEATH BENEFIT; Guaranteed Minimum Death Benefit Options in the prospectus.

The Guaranteed Minimum Death Benefit for this Policy is Return of Premium. The “6 Year Step-Up Death Benefit” and “Double Enhanced Death Benefit” referred to in the base prospectus are not available for this Policy.

The following hereby amends, and to the extent inconsistent replaces, SECTION 10 – ADDITIONAL FEATURES in the prospectus.

The “Additional Death Benefit” (“ADB”) and Additional Death Distribution—II (“ADD-II”) referred to in the base prospectus are not available for this Policy.

The following information hereby supplements the corresponding APPENDIX A contained in the prospectus.

APPENDIX A - CONDENSED FINANCIAL INFORMATION

1.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA Global Bond Portfolio Subaccount Inception Date May 1, 2005	2012 2011 2010 2009 2008 2007 2006 2005	$1.211734 $1.000493 $1.130702 $1.094417 $1.062949 $1.023064 $1.000000 $1.000000	$1.252347 $1.211734 $1.176194 $1.130702 $1.094417 $1.062949 $1.023064 $1.000493	4,617,683.627 5,108,873.343 4,742,098.673 4,611,056.717 5,385,364.911 5,255,537.693 2,947,675.258 695,696
DFA - VA International Small Portfolio Subaccount Inception Date May 1, 2005	2012 2011 2010 2009 2008 2007 2006 2005	$1.224652 $1.181505 $1.185644 $0.859987 $1.527464 $1.453775 $1.000000 $1.000000	$1.441422 $1.224652 $1.458578 $1.185644 $0.859987 $1.527464 $1.453775 $1.181505	1,955,185.587 2,196,108.226 2,330,881.176 2,626,363.390 2,540,689.418 2,242,272.840 1,323,837.957 282,882
DFA - VA International Value Portfolio Subaccount Inception Date May 1, 2005	2012 2011 2010 2009 2008 2007 2006 2005	$1.091637 $1.164691 $1.223955 $0.900190 $1.685294 $1.543868 $1.000000 $1.000000	$1.258722 $1.091637 $1.333488 $1.223955 $0.900190 $1.685294 $1.543868 $1.164691	2,182,786.817 2,362,237.461 2,327,538.315 2,568,981.563 2,385,163.617 2,126,786.067 1,282,415.053 283,382
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date May 1, 2005	2012 2011 2010 2009 2008 2007 2006 2005	$1.089921 $1.006178 $1.104649 $1.100172 $1.073710 $1.037732 $1.000000 $1.000000	$1.083310 $1.089921 $1.100892 $1.104649 $1.100172 $1.073710 $1.037732 $1.006178	5,258,539.189 5,451,998.022 4,968,659.136 4,680,267.337 5,328,285.979 5,173,276.104 2,908,505.915 694,631
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date May 1, 2005	2012 2011 2010 2009 2008 2007 2006 2005	$1.067254 $1.100053 $0.942883 $0.736221 $1.242846 $1.299199 $1.000000 $1.000000	$1.282756 $1.067254 $1.121135 $0.942883 $0.736221 $1.242846 $1.299199 $1.100053	2,926,366.485 3,584,494.042 3,839,165.042 4,505,459.858 4,104,248.283 3,673,658.601 1,960,304.650 384,322
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date May 1, 2005	2012 2011 2010 2009 2008 2007 2006 2005	$1.078690 $1.148732 $0.901098 $0.721994 $1.161597 $1.369745 $1.000000 $1.000000	$1.277062 $1.078690 $1.146436 $0.901098 $0.721994 $1.161597 $1.369745 $1.148732	2,908,411.054 3,573,522.817 3,838,141.112 4,574,769.696 4,187,480.011 3,555,073.280 1,822,885.703 367,614

2

ADVISOR’S EDGE SELECT® VARIABLE ANNUITY

Issued by

MONUMENTAL LIFE INSURANCE COMPANY

Supplement Dated May 1, 2013

to the

Prospectus dated May 1, 2013

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Advisor’s Edge Select® Variable Annuity dated May 1, 2013

SEPARATE ACCOUNT VA CC

STATEMENT OF ADDITIONAL INFORMATION

for the

THE ADVISOR’S EDGE SELECT® VARIABLE ANNUITY

Offered by

Monumental Life Insurance Company

(An Iowa Stock Company)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advisor’s Edge Select® Variable Annuity policy (the “Policy”) offered by Monumental Life Insurance Company (the “Company” or “Monumental”). You may obtain a copy of the Prospectus dated May 1, 2013, by calling 800-525-6205 or by writing to our Administrative Office, at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

May 1, 2013

2

GLOSSARY OF TERMS

Accumulation Unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value – The policy value increased or decreased by any excess interest adjustments.

Administrative Office – Monumental Life Insurance Company, Attn: Customer Care Group 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

Annuitant – The person during whose life, annuity payments involving life contingencies will continue.

Annuity Commencement Date – The date upon which annuity payments are to commence.

Annuity Payment Option – A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit – An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Beneficiary – The person who has the right to the death benefit set forth in the policy.

Business Day – A day when the New York Stock Exchange is open for business.

Cash Value – The Policy Value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code – The Internal Revenue Code of 1986, as amended.

Enrollment form – A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Excess Interest Adjustment – A positive or negative adjustment to amounts withdrawn upon partial withdrawals, surrenders or transfers from the guaranteed period options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by Monumental since the date any payment was received by, or an amount was transferred to, a guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the Owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account – One or more investment choices under the Policy that are part of Monumental’s general assets and are not in the Separate Account.

Good Order – An instruction that Monumental receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that Monumental does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

Guaranteed Period Options (“GPO”) – The various guaranteed interest rate periods of the fixed account that Monumental may offer and into which Premium Payments may be paid or amounts may be transferred.

Nonqualified Policy – A policy that does not qualify for special federal income tax treatment under the Code.

Owner (Policy Owner, You, Your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

Policy – The individual policy.

3

Policy Date – The date shown on the policy data page attached to the Policy and the date on which the Policy becomes effective.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium Payments; minus

•	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus

•	interest credited in the fixed account; plus or minus

•	accumulated gains or losses in the separate account; minus

•	services charges, premium taxes, rider fees, and transfer fees, if any.

Policy Year – A policy year begins on the policy date and on each anniversary thereof.

Premium Payment – An amount paid to Monumental by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Policy.

Qualified Policy – A Policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account – Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

Service Charge – An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

Subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

Successor Owner – A person appointed by the owner to succeed to ownership of the policy in the event of the death of the owner who is not the annuitant before the annuity commencement date.

Supportable Payment – The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.

Valuation Period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

Variable Annuity Payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice or Written Request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives Monumental the information it requires. For some transactions, Monumental may accept an electronic notice, such as telephone instructions, instead of written notice. Such written or electronic notice must meet the requirements for good order that Monumental establishes for such notices.

4

THE POLICY – GENERAL PROVISIONS

OWNER

The Policy shall belong to the owner upon issuance of the Policy after completion of an enrollment form and delivery of the Initial Premium Payment. While the annuitant is living, the owner may: (1) assign the Policy; (2) surrender the policy; (3) amend or modify the Policy with the consent of Monumental; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of your spouse in a community or marital property state.

Unless Monumental has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the enrollment form, information provided in lieu thereof, or in a written notice. The successor owner will become the new owner upon your death, if you predecease the annuitant. If no successor owner survives you and you predecease the annuitant, your estate will become the owner.

Note Carefully. If the owner does not name a contingent owner, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless Monumental has received written notice of the trust as a successor owner signed before the owner’s death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no contingent owner is named in a written notice received by Monumental.

The owner may change the ownership of the policy in a written notice. When the change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice; however, Monumental is not responsible for payments made or other action taken before the change is recorded. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner’s spouse) because the owner dies before the annuitant, the cash value generally must be distributed to the successor owner within five years of the owner’s death, or payments must be made for a period certain or for the successor owner’s lifetime so long as any period certain does not exceed that successor owner’s life expectancy, if the first payment begins within one year of your death.

ENTIRE POLICY

The policy, any endorsements thereon, the enrollment form, or information provided in lieu thereof constitute the entire Policy between Monumental and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof. No registered representative has authority to change or waive any provision of the policy.

NON-PARTICIPATING

The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of Monumental.

5

MISSTATEMENT OF AGE OR GENDER

Monumental may require proof of age and gender before making Annuity Payments. If the Annuitant’s stated age, gender or both in the Policy are incorrect; Monumental will change the annuity benefit payable to that which the Premium Payments would have purchased for the correct age and gender. In the case of correction of the stated age and/or gender after payments have commenced, Monumental will: (1) in the case of underpayment, pay the full amount due with the next payment; and (2) in the case of overpayment, deduct the amount due from one or more future payments.

ASSIGNMENT

Any Non-Qualified Policy may be assigned by you before the Annuity Date and during the Annuitant’s lifetime. Monumental is not responsible for the validity of any assignment. No assignment will be recognized until Monumental receives, in good order at the Administrative Office, the appropriate Monumental form notifying Monumental of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. Monumental shall not be liable as to any payment or other settlement made by Monumental before receipt of the appropriate Monumental form.

EXCESS INTEREST ADJUSTMENT

Money that you withdraw from, transfer out of, or apply to an annuity payment option from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if the interest rates Monumental sets have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the Premium Payments and transfers to that guaranteed period option, less any prior partial withdrawals and transfers from the guaranteed period option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment (“EIA”) is:

EIA = S* (G-C)* (M/12)

Where

S =	the gross amount being surrendered, withdrawn, transferred or applied to a Payment Option that is subject to the EIA.

G =	the guaranteed interest rate applicable to S.

C =

the current guaranteed interest rate then being offered on new Premium Payments for the next longer Guaranteed Period than “M”. If this policy form or such a Guaranteed Period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M =	the number of months remaining in the Guaranteed Period for S, rounded up to the next higher whole number of months.

There is no cap on positive EIA adjustment. The floor on a negative EIA is effective on full surrender.

On full surrender, each Guaranteed Period Option’s (“GPO”) contribution to the adjusted Policy Value will never fall below the sum of Premium Payments, less any prior withdrawals and transfers from that GPO, plus interest at the guaranteed effective annual interest rate.

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Some states may not allow an EIA.

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

In order to supplement the description in the Prospectus and Appendixes A and B thereto, the following provides additional information about the Policy which may be of interest to Policy Owners.

The amounts shown in the Annuity Tables contained in your Policy represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Policy corresponding to the Annuity Payment Option elected by the Policy Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days before the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

(a) =	the Annuity Unit Value for the immediately preceding Business Day;

(b) =	the Net Investment Factor for the day;

(c) =	the investment result adjustment factor (.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount resulting from:

(a) =	any increase or decrease in the value of the Subaccount attributable to investment results;

(b) =	a daily charge assessed at an annual rate of 1.30% for the mortality and expense risks assumed by Monumental of the value of the Subaccount;

(c) =	a daily charge for the cost of administering the Policy corresponding to an annual charge of 0.15% of the value of the Subaccount.

The Annuity Tables contained in the Policy are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Policy are based on a 60% female/40% male blending of the above for all annuitants of either gender.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing subaccount to Annuity Units of any other subaccount(s) then available. The written request for an exchange must be received by us, however, in good order, at least ten Business Days before the first payment date on which the exchange is to take effect. An exchange shall result in the same dollar amount as that of the Annuity Payment on the date of exchange (the “Exchange Date”). Each year you may make an unlimited number of free exchanges between Subaccounts. We reserve the right to charge a $15 fee in the future for exchanges in excess of twelve per Policy Year.

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Exchanges will be made using the Annuity Unit Value for the subaccounts on the date the written request for exchange is received. On the Exchange Date, Monumental will establish a value for the current subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing subaccounts and compute the number of Annuity Units for the new subaccounts by dividing the Annuity Unit Value of the new subaccounts into the value previously calculated for the existing subaccounts.

STABILIZED PAYMENTS

If you have selected a payout feature that provides for stabilized payments (i.e. the Initial Payment Guarantee), please note that the stabilized payments remain constant throughout each year and are adjusted on your annuitization anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On the anniversary of your annuity Commencement Date we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance will be increased because more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased because fewer variable annuity units are credited to you.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.

Hypothetical Changes in Annuity Units with Stabilized Payments*

AIR 3.50%

First Variable Payment $500

		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments in Annuity Units	Cumulative Adjusted Annuity Units
At Issue:		400.0000	1.250000	$500.00	—	—	400.0000
	February 1	400.0000	1.254526	$501.81	$500.00	0.0084	400.0084
	March 1	400.0000	1.253122	$501.25	$500.00	0.0058	400.0142
	April 1	400.0000	1.247324	$498.93	$500.00	(0.0050)	400.0092
	May 1	400.0000	1.247818	$499.13	$500.00	(0.0040)	400.0051
	June 1	400.0000	1.244178	$497.67	$500.00	(0.0109)	399.9943
	July 1	400.0000	1.250422	$500.17	$500.00	0.0008	399.9951
	August 1	400.0000	1.245175	$498.07	$500.00	(0.0090)	399.9861
	September 1	400.0000	1.251633	$500.65	$500.00	0.0030	399.9891
	October 1	400.0000	1.253114	$501.25	$500.00	0.0058	399.9949
	November 1	400.0000	1.261542	$504.62	$500.00	0.0212	400.0161
	December 1	400.0000	1.265963	$506.39	$500.00	0.0293	400.0454
	January 1	400.0000	1.270547	$508.22	$500.00	0.0387	400.0841
	February 1	400.0841	1.275148	$510.17	$508.33	0.0086	400.0927

*

Expenses included in the calculations are 1.30% mortality and expense risk fee, 0.15% administrative expenses, 0.00% rider charge, and 1.00% portfolio expenses (1.00% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

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PERFORMANCE INFORMATION

MONEY MARKET SUBACCOUNT YIELDS

Current yield for the Federated Prime Money Fund II will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [((Base Period Return)+1)365/7]-1

30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1)6-1]

        cd

Where:

[a]	equals the net investment income earned during the period by the Portfolio attributable to shares owned by a subaccount;

[b]	equals the expenses accrued for the period (net of reimbursement);

[c]	equals the average daily number of Units outstanding during the period; and

[d]	equals the maximum offering price per Accumulation Unit on the last day of the period.

Yield on a subaccount is earned from the increase in net asset value of shares of the Portfolio in which the subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the subaccounts, Monumental will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Policy Fee and all other Portfolio, Separate Account and Policy level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Policy over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

P(1+T)n=ERV

Where:

(1) [P]	equals a hypothetical Initial Premium Payment of $1,000;

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(2) [T]	equals an average annual total return;

(3) [n]	equals the number of years; and

(4) [ERV]	equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof).

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

In addition to the standard data discussed above, similar performance data for other periods may also be shown.

Monumental may also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standard performance data may also make other assumptions, such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial surrenders or annuity payments.

All non-standard performance data will be advertised only if the standard performance data is also disclosed.

NON-STANDARDIZED ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURN

Monumental may show Non-Standardized Adjusted Historical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios (calculated beginning from the end of the year of inception for each Portfolio) and may assume the Policy was in existence prior to its inception date (which it was not). After the Policy’s inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified Premium Payment patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses, and 12b-1 fee, if applicable, restated as if the 12b-1 fee had been in existence from the inception date. However, they do not include the Annual Policy Fee, any sales loads or Premium Taxes (if any), which, if included, would reduce the percentages reported.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Monumental may from time to time use computer-based software available through Morningstar, CDA/Wiesnberger and/or other firms to provide registered representatives and existing and/or potential owners of Policies with individualized hypothetical performance illustrations for some or all of the Portfolios. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Portfolio; (ii) the historical fluctuation of the value of a single Portfolio (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Portfolio; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Portfolios; (v) the historical performance of two or more market indices in comparison to a single Portfolio or a group of Portfolios; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Portfolios to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Portfolio data sheets showing various information about one or more Portfolios (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).

PERFORMANCE COMPARISONS

Performance information for any subaccount reflects only the performance of a hypothetical Policy under which Accumulation Value is allocated to a subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which the subaccount invests, and the market conditions during the given period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of Monumental Life Insurance Company as determined by one or more of the ratings services listed below, or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of

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any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other person who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax-deferred compounding on a subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Each subaccount’s performance depends on, among other things, the performance of the underlying Portfolio which, in turn, depends upon such variables as:

•	quality of underlying investments;

•	average maturity of underlying investments;

•	type of instruments in which the Portfolio is invested;

•	changes in interest rates and market value of underlying investments;

•	changes in Portfolio expenses; and

•	the relative amount of the Portfolio’s cash flow.

From time to time, we may advertise the performance of the subaccounts and the underlying Portfolios as compared to similar funds or portfolios using certain indexes, reporting services and financial publications, and we may advertise rankings or ratings issued by certain services and/or other institutions. These may include, but are not limited to, the following:

•	Dow Jones Industrial Average (“DJIA”), an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

•	Standard & Poor’s Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industrial, transportation, and financial and public utility companies, which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor’s index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated into the Standard & Poor’s figures.

•	Lipper Analytical Services, Inc., a reporting service that ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, we may quote the Portfolios’ Lipper rankings in various fund categories in advertising and sales literature.

•	Bank Rate Monitor National Index, Miami Beach, Florida, a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

•	Shearson Lehman Government/Corporate (Total) Index, an index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman, Inc., the index calculates total returns for one month, three month, twelve month, and ten year periods and year-to-date.

•	Shearson Lehman Government/Corporate (Long-Term) Index, an index composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years.

•	Shearson Lehman Government Index, an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

•	Morningstar, Inc., an independent rating service that publishes the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

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•	Money, a monthly magazine that regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

•	Standard & Poor’s Utility Index, an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.

•	Dow Jones Utility Index, an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.

•	The Consumer Price Index, a measure for determining inflation.

Investors may use such indexes (or reporting services) in addition to the Funds’ Prospectuses to obtain a more complete view of each Portfolio’s performance before investing. Of course, when comparing each Portfolio’s performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such companies. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

When comparing funds using reporting services, or total return and yield, or effective yield, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by Monumental. The assets are kept physically segregated and held separate and apart from Monumental’s general account assets. The general account contains all of the assets of Monumental. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the subaccounts and the general account.

STATE REGULATION OF MONUMENTAL

Monumental is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa State Department of Commerce, Insurance Division. An annual statement is filed with the Iowa Commissioner of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of Monumental as of December 31st of the preceding calendar year. Periodically, the Iowa Commissioner of Insurance examines the financial condition of Monumental, including the liabilities and reserves of the Separate Account the operations of Monumental are also examined periodically by the National Association of Insurance Commissioners. In addition, Monumental is subject to regulation under the insurance laws of the other jurisdictions in which it may operate.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by Monumental. As presently required by the Investment Company Act of 1940 and regulations promulgated there under, Monumental will mail to all Policy Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports as required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments Monumental sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the policies. TCI’s home office is located at 4600 S. Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI, like Monumental, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of FINRA. TCI is not a member of the Securities Investor Protection Corporation.

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The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. The selling firm and/or its affiliates are also licensed under state insurance laws.

We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. During fiscal years 2012, 2011 and 2010, the amount paid to TCI in connection with all Policies sold through the separate account was $851,978, $795,561, and $739,291. TCI passed through commissions it received to selling firms and their sales and does not retain any portion of them.

ADMINISTRATIVE SERVICES CONTRACT

We and TCI, the principal underwriter for the Policies, have contracted with Symmetry Partners, LLC (“Symmetry”), to provide certain administrative services. The administrative services include customer service, aggregation of customer statements, performance reporting, and marketing support. We pay Symmetry an annual fee equal to 0.20% of the amount of assets in the Policies that Symmetry provides administrative services for registered representatives. During 2010, 2011 and 2012, we paid Symmetry $62,677.16, $66,964.60, and $48,414.37 respectively, in connection with this contract

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2012 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Monumental Life Insurance Company at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policy and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of certain subaccounts of the Separate Account which are available for investment by Advisor’s Edge Select Policy Owners as of the year ended December 31, 2012, and for the periods indicated thereon, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements and schedules of Monumental Life Insurance Company as of December 31, 2012, and 2011, and for each of the three years in the period ended December 31, 2012, including the Reports of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information. They should be distinguished from the financial statements of the subaccounts of the Separate Account which are available for investment by Advisor’s Edge Select Policy Owners and should be considered only as bearing on the ability of Monumental to meet its obligations under the Polices. They should not be considered as bearing on the safety or investment performance of the assets held in the Separate Account.

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APPENDIX A

GUARANTEED MINIMUM INCOME BENEFIT—ADDITIONAL INFORMATION

The amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the Guaranteed Minimum Income Benefit (“GMIB”) for a $100,000 premium when annuity payments do not begin until the policy anniversary indicated in the left-hand column. These figures assume the following:

•	there were no subsequent premium payments or surrenders;

•	there were no premium taxes;

•	the $100,000 premium is subject to the GMIB;

•	the annuitant is (or both annuitants are) 60 years old when the rider is issued;

•	the annual growth rate is 6.0% (once established an annual growth rate will not change during the life of the GMIB; and

•	there is no upgrade of the minimum income base.

Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a Life Only and a Life with 10 year Certain basis. The figures below, which are the amount of the first monthly payment, are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments are calculated using a 5% assumed investment return).

Life Only = Life Annuity with No Period Certain                     Life 10 = Life Annuity with 10 Years Certain

Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only	Life 10	Life Only	Life 10	Life Only	Life 10
10 (age 70)	$1,112	$1,049	$1,035	$999	$876	$872
15	2,212	1,824	2,075	1,788	1,336	1,349
20 (age 80)	3,759	2,707	3,605	2,694	2,200	2,117

This hypothetical illustration should not be deemed representative of past or future performance of any underlying variable investment option.

Surrenders will affect the minimum income base as follows: Each policy year, surrenders up to the limit of the total free amount (the minimum income base on the last policy anniversary multiplied by the annual growth rate) reduce the minimum income base on a dollar-for-dollar basis. Surrenders over this free amount will reduce the minimum income base on a pro rata basis by an amount equal to the minimum income base immediately prior to the excess surrender multiplied by the percentage reduction in the policy value resulting from the excess surrender. The free amount will always be a relatively small fraction of the minimum income base.

Examples of the effect of surrenders on the minimum income base are as follows:

EXAMPLE 1
Assumptions

• minimum income base on last policy anniversary:	$10,000
• minimum income base at time of distribution:	$10,500
• policy value at time of distribution:	$15,000
• distribution amount:	$500
• prior distribution in current policy year:	None

Calculations

• maximum annual free amount:	$10,000 x 6% = $600
• policy value after distribution:	$15,000 - $500 = $14,500
• minimum income base after distribution (since the distribution amount was less than the maximum annual adjustment free amount):	$10,500 - $500 = $10,000

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EXAMPLE 2
Assumptions

• minimum income base on last policy anniversary:	$10,000
• minimum income base at time of distribution:	$10,500
• policy value at time of distribution:	$15,000
• distribution amount:	$1,500
• prior distribution in current policy year:	$1,000

Calculations

• maximum annual free amount: (prior distributions have exceeded the current year free amount of $600 [$10,000 x 6% = $600])	$0.0
• policy value after distribution: (since the policy value is reduced 10% ($1,500/$15,000), the minimum income base is also reduced 10%)	$15,000 - $1,500 = $13,500
• minimum income base after distribution:	$10,500 - (10% x $10,500) = $9,450

EXAMPLE 3
Assumptions

• minimum income base on last policy anniversary:	$10,000
• minimum income base at time of distribution:	$10,500
• policy value at time of distribution:	$7,500
• distribution amount:	$1,500
• prior distribution in current policy year:	$1,000

Calculations

• maximum annual free amount: (prior distributions have exceeded the current year free amount of $600 [$10,000 x 6% = $600])	$0.0
• policy value after distribution: (since the policy value is reduced 20% ($1,500/$7,500), the minimum income base is also reduced 20%)	$7,500 - $1,500 = $6,000
• minimum income base after distribution:	$10,500 - (20% x $10,500) = $8,400

The amount of the first payment provided by the GMIB will be determined by multiplying each $1,000 of minimum income base by the applicable annuity factor shown on Schedule I of the GMIB. The applicable annuity factor depends upon the annuitant’s (and joint annuitant’s, if any) sex (or without regard to gender if required by law), age, any annuity factor age adjustment, and the GMIB payment option selected and is based on a guaranteed interest rate of 3% and the “2000 Table” using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for males, 50% of G for females). Subsequent payments will be calculated as described in the GMIB using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the annuity subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The stabilized payment on each subsequent policy anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a policy year is greater than the stabilized payment for that policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a policy year is less than the stabilized payment for that policy year, there will be a reduction in the number of annuity units credited to the policy to fund the deficiency. In the case of a reduction, you will not participate as fully in the future investment performance of the subaccounts you selected since fewer annuity units are credited to your policy. Purchases and reductions will be allocated to each subaccount on a proportionate basis.

15

Peoples Benefit bears the risk that it will need to make payments if all annuity units have been used in an attempt to maintain the stabilized payment at the initial payment level. In such an event, Peoples Benefit will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate People Benefits for this risk, a guaranteed payment fee will be deducted.

16

APPENDIX B

ADDITIONAL DEATH BENEFIT - EXTRA — ADDITIONAL INFORMATION

Assume the Additional Death Benefit - Extra is added to a new policy opened with $100,000 initial premium. The client is less than age 70 on the Rider Date. The client chose the 75% Initial Death Benefit Option with a Rider Fee of 0.60%. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Death Proceeds are equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Death Proceeds are equal to $145,000. After 5 years, the Death Proceeds have grown to $130,000.

Example

Death Proceeds on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.60% * $110,000)	$660
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$660
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.60% * $95,000)	$570
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $660 + $570)	$1,230
Future Growth prior to premium payment in 3rd year (= Current Death Proceeds – Death Proceeds on Rider Date – Premiums paid after Rider Date + Withdrawal amounts that exceeded Future Growth prior to withdrawal = $115,000 – $100,000 – $0 + $0)	$15,000
Percentage of Initial Death Proceeds remaining (= Initial Death Benefit Option * Death Proceeds on Rider Date – withdrawal amounts that exceeded Future Growth prior to withdrawal = 75% * $100,000 - $0)	$75,000
Rider Benefit Base (= Future Growth + Percentage of Initial Death Proceeds remaining = $15,000 + $75,000)	$90,000
Future Growth after premium payment (= $140,000 (increased by premium) –$100,000 - $25,000 + $0)	$15,000
Percentage of Initial Death Proceeds remaining (=75% * $100,000 - $0)	$75,000
Rider Benefit Base (=$15,000 + $75,000)	$90,000
Future Growth prior to withdrawal in 4th Rider Year (= $145,000 – $100,000 - $25,000 + $0)	$20,000
Amount of Withdrawal that exceeds Future Growth prior to withdrawal (= maximum of 0 and $35,000 - $20,000)	$15,000
Future Growth just after withdrawal in 4th Rider Year (= $110,000 (reduced by withdrawal ignoring any potential adjustments on a variable policy) – $100,000 - $25,000 + $15,000)	$0
Percentage of Initial Death Proceeds remaining after withdrawal (= 75% * $100,000 - $15,000)	$60,000
Rider Benefit Base (= $0 + $60,000)	$60,000
Future Growth after 5 Years (=$130,000 – $100,000 - $25,000 + $15,000)	$20,000
Percentage of Initial Death Proceeds remaining (= 75% * $100,000 - $15,000)	$60,000
Rider Benefit Base (= $20,000 + $60,000)	$80,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 40% * $80,000	$32,000
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $130,000 + $32,000)	$162,000

17

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Monumental Life Insurance Company

Years Ended December 31, 2012, 2011 and 2010

Monumental Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2012, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors

Monumental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Monumental Life Insurance Company (the Company) as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2012. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Monumental Life Insurance Company at December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

1

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Monumental Life Insurance Company at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in response to new accounting standards in 2012, the Company changed its method of accounting for deferred income taxes.

[Ernst & Young LLP Signature]

April 19, 2013

2

Monumental Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2012	2011
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,355,524	$686,406
Bonds:
Affiliated entities	57,200	64,902
Unaffiliated	12,391,672	13,861,153
Preferred stocks	8,418	24,514
Common stocks:
Affiliated entities (Cost: 2012- $37,366; 2011- $30,472)	25,872	22,423
Unaffiliated (Cost: 2012- $76,945; 2011- $75,129)	79,006	81,748
Mortgage loans on real estate	1,864,851	2,131,124
Real estate, at cost less allowance for depreciation (2012 - $26; 2011- $15)	411	437
Real estate held for sale	4,792	6,995
Policy loans	477,665	487,043
Receivables for securities	2,798	261
Collateral balance	11,367	11,367
Derivatives	129,733	14,697
Securities lending reinvested collateral assets	350,329	328,390
Other invested assets	851,509	930,134

Total cash and invested assets	17,611,147	18,651,594

Premiums deferred and uncollected	201,418	210,050
Accrued investment income	170,354	181,264
Federal and foreign income tax recoverable	46,400	26,059
Net deferred income tax asset	199,932	220,207
Receivable from parent, subsidiaries and affiliates	1,788	104,622
Cash surrender value of life insurance policies	77,229	74,783
Reinsurance receivable	25,459	112,623
Goodwill	7,773	8,903
Other assets	46,172	45,692
Separate account assets	12,669,510	11,471,551

Total admitted assets	$31,057,182	$31,107,348

3

Monumental Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2012	2011
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$5,840,790	$6,155,863
Annuity	3,629,809	3,840,063
Accident and health	562,271	520,636
Policy and contract claim reserves:
Life	78,293	70,762
Accident and health	120,190	124,799
Liability for deposit-type contracts	889,345	917,274
Other policyholders’ funds	6,872	6,910
Remittances and items not allocated	4,504	292
Reinsurance in unauthorized companies	2,167	2,668
Asset valuation reserve	191,992	182,524
Interest maintenance reserve	361,935	156,586
Funds held under reinsurance agreements	5,104,202	5,889,207
Payable for securities	2	34
Payable to parent, subsidiaries and affiliates	34,378	120,783
Transfers from separate accounts due or accrued	(265)	(122)
Deferred derivative gain	3,822	6,841
Derivatives	72,512	60,273
Payable for securities lending	350,329	328,390
Payable for derivative cash collateral	213,947	154,449
Other liabilities	109,257	116,712
Separate account liabilities	12,669,510	11,471,551

Total liabilities	30,245,862	30,126,495

Capital and surplus:
Common stock:
Class A common stock, $750 par value, 10,000 shares authorized, 9,818.93 issued and outstanding	7,364	7,364
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding	2,773	2,773
Aggregate write-in for other than special surplus funds	—	121,120
Surplus notes	160,000	160,000
Paid-in surplus	621,273	620,791
Unassigned surplus	19,910	68,805

Total capital and surplus	811,320	980,853

Total liabilities and capital and surplus	$31,057,182	$31,107,348

See accompanying notes.

4

Monumental Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$323,255	$262,979	$257,743
Annuity	617,432	546,479	483,749
Accident and health	581,030	593,764	616,036
Net investment income	822,314	842,041	910,200
Amortization of interest maintenance reserve	11,029	4,412	(4,333)
Commissions and expense allowances on reinsurance ceded	377,804	529,883	(22,958)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	36,701	34,847	32,602
Reserve adjustments on reinsurance ceded	(762,679)	(151,484)	(116,597)
Consideration on reinsurance transaction	34	(3,039)	842
Other income	8,463	8,885	6,224

	2,015,383	2,668,767	2,163,508

Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	465,017	488,759	460,465
Annuity benefits	306,295	275,877	289,160
Surrender benefits	824,936	731,102	787,525
Other benefits	66,556	67,452	73,796
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(315,073)	71,596	81,567
Annuity	(210,254)	(180,075)	(224,557)
Accident and health	41,635	15,919	30,630

	1,179,112	1,470,630	1,498,586

Insurance expenses:
Commissions	307,592	320,563	284,267
General insurance expenses	218,792	223,933	234,083
Taxes, licenses and fees	31,215	28,925	42,118
Net transfers from separate accounts	(189,380)	(136,670)	(191,606)
Change in provision for liquidity guarantees	(2,050)	1,120	(9,062)
Reinsurance reserve adjustment	(10)	(21)	(66)
Funds withheld ceded investment income	213,973	211,608	235,553
Experience refunds	(319)	(140)	(78)
Other expenses	662	5,347	6,018

	580,475	654,665	601,227

Total benefits and expenses	1,759,587	2,125,295	2,099,813
Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	$255,796	$543,472	$63,695

See accompanying notes.

5

Monumental Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Dividends to policyholders	$1,279	$1,342	$1,388

Gain from operations before federal income tax expense and net realized capital losses on investments	254,517	542,130	62,307
Federal income tax expense	103,095	31,580	39,987

Gain from operations before net realized capital losses on investments	151,422	510,550	22,320
Net realized capital losses on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(7,876)	(28,842)	(22,857)

Net income (loss)	$143,546	$481,708	$(537)

See accompanying notes.

6

Monumental Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Write-Ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at January 1, 2010	$7,364	$2,773	$83,298	$160,000	$620,577	$562,574	1,436,586
Net loss	—	—	—	—	—	(537)	(537)
Change in net unrealized capital gains/losses,net of taxes	—	—	—	—	—	32,495	32,495
Change in nonadmitted assets	—	—	—	—	—	115,814	115,814
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	2,422	2,422
Change in net deferred income tax asset	—	—	—	—	—	(75,783)	(75,783)
Change in asset valuation reserve	—	—	—	—	—	(79,326)	(79,326)
Dissolution of JMH into the Company	—	—	—	—	—	12	12
Change in surplus as a result of reinsurance	—	—	—	—	—	228,684	228,684
Cumulative effect of changes in accounting principles	—	—	—	—	—	1,141	1,141
Increase in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	14,083	—	—	—	14,083
Dividends to stockholders	—	—	—	—	—	(500,000)	(500,000)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(26,391)	(26,391)
Correction of IMR	—	—	—	—	—	16,504	16,504
Correction of ceding commission	—	—	—	—	—	8,679	8,679
Long-term incentive compensation	—	—	—	—	39	—	39

Balance at December 31, 2010	7,364	2,773	97,381	160,000	620,616	286,288	1,174,422
Net income	—	—	—	—	—	481,708	481,708
Change in net unrealized capital gains/losses,net of taxes	—	—	—	—	—	(12,083)	(12,083)
Change in nonadmitted assets	—	—	—	—	—	(246,969)	(246,969)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(234)	(234)
Change in net deferred income tax asset	—	—	—	—	—	218,165	218,165
Change in asset valuation reserve	—	—	—	—	—	(30,847)	(30,847)
Change in surplus as a result of reinsurance	—	—	—	—	—	(321,587)	(321,587)
Increase in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	23,739	—	—	—	23,739
Dividends to stockholders	—	—	—	—	—	(300,000)	(300,000)
Correction of funds withheld investment income	—	—	—	—	—	(5,636)	(5,636)
Long-term incentive compensation	—	—	—	—	175	—	175

Balance at December 31, 2011	$7,364	$2,773	$121,120	$160,000	$620,791	$68,805	$980,853

7

Monumental Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Aggregate Write-Ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2011	$7,364	$2,773	$121,120	$160,000	$620,791	$68,805	$980,853
Net income	—	—	—	—	—	143,546	143,546
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(33,259)	(33,259)
Change in nonadmitted assets	—	—	—	—	—	(29,674)	(29,674)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	500	500
Change in net deferred income tax asset	—	—	—	—	—	823	823
Change in asset valuation reserve	—	—	—	—	—	(9,468)	(9,468)
Change in surplus as a result of reinsurance	—	—	—	—	—	207,517	207,517
Dividends to stockholders	—	—	—	—	—	(450,000)	(450,000)
Long-term incentive compensation	—	—	—	—	482	—	482
Change in admitted deferred tax assets pursuant to SSAP No. 101	—	—	(121,120)	—	—	121,120	—

Balance at December 31, 2012	$7,364	$2,773	$—	$160,000	$621,273	$19,910	$811,320

See accompanying notes.

8

Monumental Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Operating activities
Premiums collected, net of reinsurance	$1,537,729	$1,416,345	$1,359,062
Net investment income	853,775	877,714	950,919
Reserve adjustments on reinsurance ceded	(762,679)	(151,484)	(116,597)
Consideration on reinsurance transaction	34	(3,039)	842
Commission and expense allowances on reinsurance ceded	586,092	715,812	263,966
Miscellaneous income (loss)	45,527	34,367	(63,465)
Benefit and loss related payments	(1,594,215)	(1,594,795)	(1,619,795)
Net transfers from separate accounts	189,238	137,889	192,894
Commissions, expenses paid and aggregate write-ins for deductions	(815,311)	(782,498)	(693,898)
Dividends paid to policyholders	(1,321)	(1,383)	(1,416)
Federal income taxes paid	(252,995)	(20,870)	(84,943)

Net cash provided by (used in) operating activities	(214,126)	628,058	187,569

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	5,234,590	2,889,949	6,605,982
Stocks	25,890	11,025	21,909
Mortgage loans	300,958	291,626	311,923
Real estate	3,570	2,828	2,351
Other invested assets	113,630	100,202	93,399
Securities lending reinvested collateral assets	—	98,876	—
Miscellaneous proceeds	4,313	24,228	10,296

Total investment proceeds	5,682,951	3,418,734	7,045,860

Costs of investments acquired:
Bonds	(3,414,940)	(2,112,595)	(5,522,091)
Stocks	(19,185)	(54,748)	(10,608)
Mortgage loans	(37,799)	(111,952)	(1,453)
Real estate	(5,071)	(5,436)	(3,663)
Other invested assets	(57,944)	(126,849)	(381,212)
Securities lending reinvested collateral assets	(21,939)	—	(427,265)
Derivatives	(47,592)	(115,760)	(86,948)
Miscellaneous applications	(1,828)	—	(32,672)

Total cost of investments acquired	(3,606,298)	(2,527,340)	(6,465,912)
Net decrease in policy loans	9,378	2,742	10,243

Net cost of investments acquired	(3,596,920)	(2,524,598)	(6,455,669)

Net cash provided by investing activities	2,086,031	894,136	590,191

9

Monumental Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	$513	$(801,239)	$(3,668,778)
Net change in reinsurance on deposit-type contracts and other insurance liabilities	456,205	588,705	3,272,274
Borrowed funds	6,200	—	—
Dividends to stockholders	(450,000)	(300,000)	(500,000)
Funds held under reinsurance treaties with unauthorized reinsurers	(785,005)	(1,266,655)	(2,918,482)
Receivable from parent, subsidiaries and affiliates	102,834	(6,744)	(13,863)
Payable to parent, subsidiaries and affiliates	(86,405)	16,142	(39,056)
Payable for securities lending	21,939	(98,876)	427,266
Other cash (applied) provided	(469,068)	(375,531)	394,812

Net cash used in financing and miscellaneous activities	(1,202,787)	(2,244,198)	(3,045,827)

Net increase (decrease) in cash, cash equivalents and short-term investments	669,118	(722,004)	(2,268,067)

Cash, cash equivalents and short-term investments:
Beginning of year	686,406	1,408,410	3,676,477

End of year	$1,355,524	$686,406	$1,408,410

See accompanying notes.

10

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Monumental Life Insurance Company (the Company) is a stock life insurance company owned by Commonweath General Corporation (CGC) (87.7%) and Aegon USA, LLC (Aegon) (12.3%). Both CGC and Aegon are indirect, wholly owned subsidiaries of Aegon N.V., a holding company organized under the laws of The Netherlands.

Effective December 19, 2011, Capital General Development Corporation (CGDC), which previously owned 99.8% of the Company, merged into Capital General Development Corporation, LLC (CGDC, LLC), a wholly-owned subsidiary of the Company. The merger resulted in the 9,791.64 shares of Class A common stock and 3,686.99 shares of Class B common stock of the Company owned by CGDC transferring to CGDC, LLC. These shares of Class A and Class B common stock were deemed cancelled as a result of the merger. CGDC, LLC was formed on December 16, 2011 for purposes of this merger and dissolved effective December 31, 2011.

Prior to the merger, CGDC was owned by CGC (87.7%) and Aegon (12.3%). As consideration of the merger of CGDC into CGDC, LLC, the Company issued 8,585.39 shares of Class A common stock and 3,232.78 shares of Class B common stock to CGC, and 1,206.25 shares of Class A common stock and 454.21 shares of Class B common stock to Aegon. There was no impact to the Company’s total number of Class A and Class B common stock shares issued and outstanding, only a change in ownership of those shares. As such, this transaction had no impact on the Company’s balance sheets.

Nature of Business

The Company sells a full line of insurance products, including individual, credit and group coverages under life, annuity and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 49 states, the District of Columbia, Guam and Puerto Rico. Sales of the Company’s products are primarily through agents, brokers, financial institutions and direct response methods.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

11

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds, including affiliated bonds, and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the

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Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

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Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

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Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances is established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an asset and corresponding liability would be established consistent with deposit accounting.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of

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Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

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Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured

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Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance companies are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable

18

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment. The carrying amount of the investment in reverse mortgages of $35,444 and $37,829 at December 31, 2012 and 2011, respectively, is net of the reserve of $26,128 and $30,253, respectively. Interest income of $2,758 and $3,612 was recognized for the years ended December 31, 2012 and 2011 respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

19

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Investments in Low Income Housing Tax Credits (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required by the Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2012 and 2011, the Company excluded investment income due and accrued for bonds in default of $155 and $251, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral is invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in

20

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the

21

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

22

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company invests in domestic corporate debt securities denominated in U.S. dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset or sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as

23

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The Company received variable contract premiums of $466,320, $402,855 and $358,366 in 2012, 2011 and 2010, respectively. In addition, the Company received $36,701, $34,847 and $32,602, in 2012, 2011 and 2010, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of three types: guaranteed indexed, non-indexed guaranteed and nonguaranteed. Guaranteed indexed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed returns based on published indices. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed indexed and non-indexed guaranteed separate account assets and liabilities are carried at fair value.

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Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The nonguaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.5 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

25

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

During 2010, the Company implemented a new actuarial valuation system, ARCVAL. The system allows the Company to calculate more refined reserve amounts for base and disability riders on UL policies. Under the prior valuation system, the method of disability waiver reserving assumed a level amount waived for the period of disability. The new valuation system allows the Company to reflect certain nuances in the riders such as waiver of increasing cost of insurance charges (COI’s), expenses, etc. As a result of implementing the new system, the Company recorded an increase in life reserves of $24,760 related to these riders. Additionally, for UL base policies the new valuation system allows better reflection of corridor amounts. The implementation of the better corridor amounts resulted in an increase in life reserves of $1,631. The total impact of the new valuation system was $26,391 which had a corresponding adjustment to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

26

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reflected as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Repurchase Agreements

Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. The Company did not participate in repurchase agreements during 2012.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

27

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2012
2012	$—	$297,471	$177,262	$120,209
2011 and prior	192,420	(8,435)	108,845	75,140

	192,420	$289,036	$286,107	195,349

Active life reserve	453,015			487,112

Total accident and health reserves	$645,435			$682,461

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2011
2011	$—	$308,586	$189,140	$119,446
2010 and prior	198,061	(14,379)	110,708	72,974

	198,061	$294,207	$299,848	192,420

Active life reserve	426,167			453,015

Total accident and health reserves	$624,228			$645,435

The Company’s unpaid claims reserve was decreased by $8,435 and $14,379 for the years ended December 31, 2012 and 2011, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2012 and 2011 resulted primarily from variances in the estimated frequency of claims and claim severity.

28

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2012 and 2011 was $2,096 and $2,127, respectively. The Company incurred $3,036 and paid $3,066 of claim adjustment expenses in the current year, of which $1,475 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $4,840 and paid $4,930 of claim adjustment expenses during 2011, of which $1,926 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years during 2012 or 2011.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense or benefit related to this plan for the Company’s management employees has been charged to the Company, with an offsetting amount credit to paid-in surplus. The Company recorded an accrued expense in the amount of $482, $175 and $39 for the years ended December 31, 2012, 2011 and 2010, respectively.

Recent Accounting Pronouncements

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

29

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position and did not require any additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $121,120 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.

For the years ended December 31, 2011 and 2010, the Company adopted SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R). This statement established statutory accounting principles for current and deferred federal and foreign income

30

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

taxes and current state income taxes. The SSAP temporarily superseded SSAP No. 10, Income Taxes. SSAP No. 10R allowed an entity to elect to admit additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No.10R and the old SSAP No. 10 methodology at December 31, 2011 and 2010. This change in accounting principle increased surplus by a net amount of $121,120 and $97,381, respectively, at December 31, 2011 and 2010, which has been recorded within the statements of changes in capital and surplus.

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are certain exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position, but did require additional disclosures regarding these guarantees. See Note 14 on Commitments and Contingencies for further details.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100, to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision required a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

31

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures. The adoption of this accounting principle had no financial impact to the Company. See Note 14 for disclosures related to guaranty fund assessments. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. The amendments resulted in cash collateral received from counterparties to derivatives contracts also being reported on the Company’s balance sheet in the respective asset class in which the cash was reinvested (short-term investments and bonds). A separate liability was established to record the obligation to return the cash collateral (Payable for derivative cash collateral). These balances were recorded on the Company’s balance sheet effective January 1, 2010 and resulted in an increase to assets of $63,047, an increase to liabilities of $62,065 and a net increase to surplus of $982 The net increase to surplus is comprised of $1,141 of accumulated earnings offset by unrealized losses associated with securities that were reported at lower of cost or market at the time of adoption of $159.

32

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective January 1, 2013, the Company will adopt SSAP No. 92, Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards will not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by Aegon.

Effective January 1, 2013, the Company will adopt SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in ASU 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The impact of the adoption of this standard is expected to be immaterial to the Company.

Effective January 1, 2013, the Company will adopt non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision is not expected to impact the financial position or results of operations of the Company.

Effective December 31, 2013, the Company will adopt revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision is not expected to impact the financial position or results of operations of the Company as revisions relate to disclosures only.

2. Prescribed and Permitted Statutory Accounting Practices

The financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under Iowa Insurance Law.

33

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits and secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the State of Iowa is shown below:

	2012	2011	2010
Net income (loss) State of Iowa basis	$143,456	$481,708	$(537)
State prescribed practice for secondary guarantee reinsurance	—	—	—

Net income (loss), NAIC SAP	$143,456	$481,708	$(537)

Statutory surplus, State of Iowa basis	$811,320	$980,853	$1,174,422
State prescribed practice for secondary guarantee reinsurance	(36,211)	(33,734)	(31,755)

Statutory surplus, NAIC SAP	$775,109	$947,119	$1,142,667

3. Accounting Changes and Correction of Errors

During the first quarter of 2011, it was determined that the investment income credit calculation that was utilized at year end 2010 to determine the amount of income to remit to an affiliated reinsurer was incorrect. This prior year error resulted in an understatement of the amount of funds withheld investment income that should have been remitted to the affiliated reinsurer for the year of 2010 in the amount of $5,636. This correction has been presented as a change in unassigned surplus.

During 2010, the Company corrected the ceding commission exchanged with an affiliated reinsurer to be consistent with the agreement that exists between the entities. Had this error been corrected through December 31, 2009, the Company would have realized additional income in the amount of $8,679. This correction has been presented as an increase to unassigned surplus.

34

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2010, the Company corrected an error related to the IMR liability associated with the fixed annuity block of business that was ceded to Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate. In conjunction with the reinsurance agreement enacted in 2009, the Company should have released the IMR liability. To correct the error, the Company reduced the IMR liability and increased unassigned surplus by $16,504, which represents the amount of the IMR liability that should have been released in 2009 as part of the reinsurance transaction.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part

35

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1	–	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	–	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3	–	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

36

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

37

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Receivable From/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are valued in the same manner as general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheets.

The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost and therefore it is not included in the following disclosures as it is not carried at fair value on the balance sheets.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

38

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2012 and 2011, respectively:

	December 31 2012
	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,340,103	$1,340,103	$—	$1,340,103	$—	$—
Bonds	13,724,625	12,448,872	657,112	12,371,746	695,767	—
Preferred stocks, other than affiliates	7,715	8,418	—	7,579	136	—
Common stocks, other than affiliates	79,006	79,006	5,773	—	73,233	—
Mortgage loans on real estate	1,964,977	1,864,851	—	—	1,964,977	—
Other invested assets	145,019	135,696	—	136,328	8,691	—
Floors, caps, options and swaptions	96,009	96,009	65	95,944	—	—
Interest rate swaps	474,682	27,728	—	474,682	—	—
Currency swaps	13,552	5,960	—	13,552	—	—
Credit default swaps	1,283	36	—	1,283	—	—
Policy loans	477,665	477,665	—	477,665	—	—
Securities lending reinvested collateral	350,162	350,329	—	350,162	—	—
Receivable from parent, subsidiaries and affiliates	1,788	1,788	—	1,788	—	—
Separate account assets	11,548,616	12,669,510	9,723,879	1,800,699	24,038	—

Liabilities
Investment contract liabilities	4,522,569	4,619,786	—	435,540	4,087,029	—
Interest rate swaps	146,339	26,853	—	146,339	—	—
Currency swaps	37,673	39,587	—	37,673	—	—
Credit default swaps	2,616	6,072	—	2,616	—	—
Payable to parent, subsidiaries and affiliates	34,378	34,378	—	34,378	—	—
Separate account annuity liabilities	12,605,439	12,605,099	—	12,435,092	170,347	—
Surplus notes	178,570	160,000	—	—	178,570	—

39

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2011
	Carrying Amount	Estimated Fair Value
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$608,168	$608,168
Short-term notes receivable from affiliates	95,000	95,000
Bonds	13,926,055	14,740,413
Preferred stocks, other than affiliates	24,514	23,183
Common stocks, other than affiliates	81,748	81,748
Mortgage loans on real estate	2,131,124	2,203,729
Other invested assets	130,543	129,802
Floors, caps, options and swaptions	75	75
Interest rate swaps	11,798	617,866
Currency swaps	2,131	13,309
Credit default swaps	693	597
Policy loans	487,043	487,043
Securities lending reinvested collateral	328,390	328,161
Receivable from parent, subsidiaries and affiliates	104,622	104,622
Separate account assets	11,471,551	11,471,551

Liabilities
Investment contract liabilities	5,354,101	5,857,094
Interest rate swaps	29,438	207,626
Currency swaps	28,593	32,690
Credit default swaps	2,242	6,848
Payable to parent, subsidiaries and affiliates	120,783	120,783
Separate account annuity liabilities	11,409,638	11,408,631
Surplus notes	160,000	160,310

40

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2012 and 2011:

	2012
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$27,052	$15,467	$42,519

Total bonds	—	27,052	15,467	42,519
Preferred stock
Industrial and miscellaneous	—	—	136	136

Total preferred stock	—	—	136	136
Common stock
Industrial and miscellaneous	5,773	—	73,233	79,006

Total common stock	5,773	—	73,233	79,006
Short-term investments
Government	—	2	—	2
Industrial and miscellaneous	—	1,098,015	—	1,098,015
Money market mutual fund	—	166,890	—	166,890
Sweep accounts	—	75,196	—	75,196

Total short-term investments	—	1,340,103	—	1,340,103
Derivative assets	66	97,509	—	97,575
Separate account assets	9,723,879	1,800,700	24,038	11,548,617

Total assets	$9,729,718	$3,265,364	$112,874	$13,107,956

Liabilities:
Derivative liabilities	$—	$21,020	$—	$21,020
Separate account liabilities	—	1,722	—	1,722

Total liabilities	$—	$22,742	$—	$22,742

41

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2011
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$17,078	$14,443	$31,521
Hybrid securities	—	8,400	—	8,400

Total bonds	—	25,478	14,443	39,921
Preferred stock
Industrial and miscellaneous	—	3,825	136	3,961

Total preferred stock	—	3,825	136	3,961
Common stock
Industrial and miscellaneous	3,641	1	78,106	81,748

Total common stock	3,641	1	78,106	81,748
Short-term investments
Government	—	2	—	2
Industrial and miscellaneous	—	374,441	—	374,441
Money market mutual fund	—	232,419	—	232,419
Sweep accounts	—	1,304	—	1,304

Total short-term investments	—	608,166	—	608,166
Derivative assets	76	—	—	76
Separate account assets	8,818,588	1,604,236	31,150	10,453,974

Total assets	$8,822,305	$2,241,706	$123,835	$11,187,846

Liabilities:
Derivative liabilities	$—	$20,178	$—	$20,178
Separate account liabilities	—	2,687	—	2,687

Total liabilities	$—	$22,865	$—	$22,865

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize inputs that are not market observable.

Preferred stock in Level 3 is being internally calculated.

Common stock in Level 3 is comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as they can only be redeemed by the bank. In addition, the Company owns common stock being carried at book value and some warrants that are valued using broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

42

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Derivatives classified as Level 2 would represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Separate account assets are valued and classified in the same way as general account assets (described above). For example, separate account assets in Level 3 are those valued using broker quotes or internal modeling which utilize unobservable inputs.

During 2012 and 2011, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2012 and 2011:

	Balance at January 1, 2012	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$1,219	$621	$1,047	$(198)	$(236)
Other	13,224	3,149	2,993	(1,835)	3,127
Preferred stock	136	—	—	—	—
Common stock	78,106	—	788	—	(2,486)
Derivatives	—	4,257	—	—	1,400
Separate account assets	31,150	1,145	1,033	104	(6,422)

Total	$123,835	$9,172	$5,861	$(1,929)	$(4,617)

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2012
Bonds
RMBS	$—	$—	$—	$112	$247
Other	30	2,610	—	2,092	15,220
Preferred stock	—	—	—	—	136
Common stock	—	2,116	—	3,715	73,233
Derivatives	6,369	—	—	12,026	—
Separate account assets	—	—	—	906	24,038

Total	$6,399	$4,726	$—	$18,851	$112,874

43

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Balance at January 1, 2011	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$9,258	$6	$4,990	$(2,807)	$222
Other	17,719	—	1,740	(487)	280
Preferred stock	154	15	—	—	(33)
Common stock	34,702	693	1	—	(836)
Separate account assets	40,887	3,156	2,909	120	(8,077)

Total	$102,720	$3,870	$9,640	$(3,174)	$(8,444)

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2011
Bonds
RMBS	$—	$—	$—	$468	$1,221
Other	—	—	—	2,550	13,222
Preferred stock	—	—	—	—	136
Common stock	—	43,548	—	—	78,106
Separate account assets	—	—	1,287	740	31,150

Total	$—	$43,548	$1,287	$3,758	$123,835

(a) Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were attributed to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being valued using broker quotes during 2012. In addition, transfers in for bonds were attributed to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being internally modeled during 2012. Transfers in for bonds were attributed to securities being valued using broker quotes which utilize observable inputs at December 31, 2011, subsequently changing to being valued using broker quotes which utilize unobservable inputs during 2012. Transfers in for bonds were attributed to securities being carried at amortized cost at December 31, 2011 and 2010, subsequently being carried at fair value during 2012 and 2011.

44

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transfers out for bonds were attributed to securities being carried at fair value at December 31, 2011 and 2010, subsequently changing to being carried at amortized cost during 2012 and 2011. Also, transfers out for bonds were the result of securities being valued using internal models at December 31, 2011, subsequently changing to being valued using vendor inputs during 2012.

At December 31, 2011, transfers out for bonds were attributed to securities being valued using broker quotes at December 31, 2010, subsequently changing to being valued using third party vendor inputs during 2011.

Transfers in for preferred stock were attributed to securities being carried at amortized cost at December 31, 2010, subsequently changing to securities being carried at fair value during 2011.

Transfers in for common stock were attributed to securities being valued using index pricing at December 31, 2010, subsequently changing to securities being valued using a stale price during 2011.

Transfers out for common stock were attributed to securities being valued using a stale price at December 31, 2011, subsequently changing to being valued using vendor inputs during 2012. At December 31, 2011, transfers out for common stock were attributed to securities being valued using a stale price at December 31, 2010, subsequently changing to being valued using index pricing during 2011.

Transfers in for derivatives were attributed to securities being carried at amortized cost at December 31, 2011, subsequently changing to being carried at fair value during 2012.

Transfers in for separate account bonds were partly attributed to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being valued using a stale price, thus causing the transfer into Level 3 during 2012. Transfers in for separate account bonds were also attributed to securities being carried at amortized cost at December 31, 2011, subsequently changing to being carried at fair value during 2012. At December 31, 2011, transfers in for separate account bonds were attributed to securities being valued using third party vendor inputs at December 31, 2010, subsequently changing to being valued using broker quotes during 2011.

Transfers out for separate account bonds were attributed to securities being valued using internal modeling at December 31, 2011, subsequently changing to being valued using vendor inputs during 2012. At December 31, 2011, transfers out for separate account bonds were attributed to securities being valued using broker quotes at December 31, 2010, subsequently changing to being valued using third party vendor inputs during 2011.

45

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2012
Unaffiliated bonds:
United States Government and agencies	$374,681	$69,908	$71	$32	$444,486
State, municipal and other government	439,755	80,688	6,794	83	513,566
Hybrid securities	407,536	10,892	102,392	—	316,036
Industrial and miscellaneous	8,568,198	1,242,136	12,199	14,798	9,783,337
Mortgage and other asset-backed securities	2,601,502	139,599	118,613	1,714	2,620,774

	12,391,672	1,543,223	240,069	16,627	13,678,199
Unaffiliated preferred stocks	8,418	275	978	—	7,715

	$12,400,090	$1,543,498	$241,047	$16,627	$13,685,914

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2011
Unaffiliated bonds:
United States Government and agencies	$574,439	$114,386	$195	$—	$688,630
State, municipal and other government	260,209	18,794	5,200	6,691	267,112
Hybrid securities	378,284	240	125,568	7,128	245,828
Industrial and miscellaneous	9,033,669	1,116,861	57,739	26,329	10,066,462
Mortgage and other asset-backed securities	3,614,552	125,172	309,853	5,434	3,424,437

	13,861,153	1,375,453	498,555	45,582	14,692,469
Unaffiliated preferred stocks	24,514	159	—	1,490	23,183

	$13,885,667	$1,375,612	$498,555	$47,072	$14,715,652

At December 31, 2012 and 2011, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 192 and 315 securities with a carrying amount of $1,524,672 and $2,998,292 and an unrealized loss of $241,047 and $498,555 with an average price of 84.2 and 83.4 (fair value/amortized cost). Of this portfolio, 66.6% and 76.3% were investment grade with associated unrealized losses of $107,124 and $276,258, respectively.

46

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2012 and 2011, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 144 and 224 securities with a carrying amount of $874,294 and $1,119,194 and an unrealized loss of $16,627 and $47,072 with an average price of 98.1 and 95.8 (fair value/amortized cost). Of this portfolio, 96.8% and 81.1% were investment grade with associated unrealized losses of $15,035 and $32,214, respectively.

At December 31, 2012 and 2011, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 3 and 4 securities with a cost of $14 and $24,779 and an unrealized loss of $1 and $1,777 with an average price of 96.9 and 92.8 (fair value/cost).

At December 31, 2012, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 securities with a cost of $28,665 and an unrealized loss of $78 with an average price of 99.7 (fair value/cost).

At December 31, 2011, the Company did not have any recorded common stock that had been in a continuous loss position for less than twelve months.

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2012 and 2011 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2012

Unaffiliated bonds:
United States Government and agencies	$3,328	$14,923	$18,251
State, municipal and other government	35,022	3,614	38,636
Hybrid securities	202,462	—	202,462
Industrial and miscellaneous	189,141	781,804	970,945
Mortgage and other asset-backed securities	851,649	57,326	908,975

	1,281,602	857,667	2,139,269
Unaffiliated preferred stocks	2,022	—	2,022
Unaffiliated common stocks	14	28,588	28,602

	$1,283,638	$886,255	$2,169,893

47

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2011

Unaffiliated bonds:
United States Government and agencies	$5,579	$957	$6,536
State, municipal and other government	41,547	40,034	81,581
Hybrid securities	196,013	39,068	235,081
Industrial and miscellaneous	680,599	716,289	1,396,888
Mortgage and other asset-backed securities	1,575,999	256,826	1,832,825

	2,499,737	1,053,174	3,552,911
Unaffiliated preferred stocks	—	18,948	18,948
Unaffiliated common stocks	23,003	—	23,003

	$2,522,740	$1,072,122	$3,594,862

The carrying amount and estimated fair value of bonds at December 31, 2012, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$627,499	$633,900
Due after one year through five years	1,929,868	2,094,547
Due after five years through ten years	1,962,109	2,198,145
Due after ten years	5,270,694	6,130,833

	9,790,170	11,057,425
Mortgage and other asset-backed securities	2,601,502	2,620,774

	$12,391,672	$13,678,199

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Banking

At December 31, 2012 the Company’s banking sector portfolio had investments in an unrealized loss position which had a fair value of $510,736 and a carrying value of $651,726, resulting in a gross unrealized loss of $140,990. The banking sub-sector in the Company’s portfolio is large, diverse and of high quality. The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, low floating rate coupons on some securities and credit spread widening in the sector due to the Sovereign debt crisis in Europe as well as residual impact from both the U.S. financial crisis and concerns over the U.S. Fiscal Cliff.

48

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As a whole, the sub-sector improved in the second half of 2012, following a volatile first half. Decisive steps by European Union (EU) leaders and world central banks to stabilize the euro and improve funding conditions calmed investor concerns that a euro breakup was imminent. Credit spreads continue to reflect some uncertainty over new efforts by regulators to impose “burden sharing” on creditors in order to quickly stabilize or wind up troubled banks. While these measures have made securities more volatile in the near-term, new, more stringent global legislation on bank capital and liquidity requirements is intended to reduce overall risk in the sector going forward and decouple troubled banks from the Sovereign. Furthermore, central banks appear committed to providing liquidity to the market, while asset write-downs and credit losses have diminished substantially in all but the most troubled countries.

The value of the Company’s investments in deeply subordinated securities in the financial services sector may be significantly impacted if issuers of certain securities with optional deferral features exercise the option to defer coupon payments or are required to defer as a condition of receiving government aid. The deeply subordinated securities issued by non-U.S. Banks are broadly referred to as capital securities which can be categorized as Tier 1 or Upper Tier 2. Capital securities categorized as “Tier 1” are typically perpetual with a non-cumulative coupon that can be deferred under certain conditions. Capital securities categorized as “Upper Tier 2” are generally perpetual with a cumulative coupon that is deferrable under certain conditions. The deeply subordinated securities issued by U.S. Banks can be categorized as trust preferred or hybrid. Capital securities categorized as trust preferred typically have an original maturity of 30 years with call features after 10 years with a cumulative coupon that is deferrable under certain conditions. Capital securities categorized as hybrid typically have an original maturity of more than 30 years, may be perpetual and are generally subordinate to traditional trust preferred securities.

The Company’s available-for-sale debt securities for Belfius Bank SA have a fair value of $41,750 as of December 31, 2012. These below investment grade securities are Upper Tier 2 and had gross unrealized losses of $38,888 as of December 31, 2012. Belfius Bank SA was created subsequent to the restructuring of Dexia SA. Dexia’s reliance on short-term wholesale funding caused a near-collapse as funding markets froze in 2008 and 2009. Capital injections from Belgium, France and Luxembourg, along with guarantees on Dexia’s funding, provided sufficient access to funding markets until the Sovereign debt crisis in 2011 put too much strain on Dexia’s large funding needs. In November 2011, a new restructuring plan was put in place for Dexia SA and 100% of Dexia Bank Belgium was sold to the Belgian state. The Company’s bonds now form part of the capital structure of that entity which was rebranded as Belfius Bank SA during the first half of 2012. Payments continue to be made on the Company’s holdings in accordance with the original bond agreements.

49

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2012.

Subprime Mortgages

At December 31, 2012, the Company’s asset-backed securities (ABS) subprime mortgages portfolio had investments in an unrealized loss position which had a fair value of $125,697 and a carrying value of $149,339, resulting in a gross unrealized loss of $23,642. The unrealized loss in the sector is primarily a result of the housing downturn the United States has experienced since 2007. Even with the stabilization over the past two years, fundamentals in ABS subprime mortgages continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class.

The Company does not currently invest in or originate whole loan residential mortgages. The Company categorizes ABS issued by a securitization trust as having subprime mortgage exposure when the average credit score of the underlying mortgage borrowers in a securitization trust is below 660 at issuance. The Company also categorizes ABS issued by a securitization trust with second lien mortgages as subprime mortgage exposure, even though a significant percentage of second lien mortgage borrowers may not necessarily have credit scores below 660 at issuance. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

All ABS subprime mortgage securities are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and are reviewed quarterly. Model output is generated under base and stress-case scenarios. The Company’s internal ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

50

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Loss severity assumptions were determined by observing historical rates from broader market data and by adjusting those rates for vintage specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialist to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the ABS subprime mortgage portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2012.

Residential Mortgage-Backed Securities (RMBS) Sector

At December 31, 2012, the Company’s RMBS sector portfolio had investments in an unrealized loss position which had a fair value of $67,814 and a carrying value of $79,457, resulting in a gross unrealized loss of $11,643. RMBS are securitizations of underlying pools of residential mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS portfolio includes prime jumbo pass-throughs and collateralized mortgage obligations (CMOs), Alt-A RMBS, negative amortization RMBS, government sponsored enterprise (GSE) guaranteed pass-throughs and reverse mortgage RMBS. The unrealized loss in the sector is primarily a result of the housing downturn the United States has experienced since 2007. Even with the stabilization over the past two years, fundamentals in RMBS continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class.

All RMBS securities of the Company are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. The Company’s internal RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of

51

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialists to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2012.

There were no loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2012 or 2011. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value.

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2010
OTTI recognized 2nd quarter:
Intent to sell	$16,773	$339	$—	$16,434
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	7	—	7	—

Total 2nd quarter OTTI on loan-backed securities	16,780	339	7	16,434

Aggregate total	$16,780	$339	$7	$16,434

52

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2012
1st quarter present value of cash flows expected to be less than the amortized cost basis	$39,343	$1,922	$37,421	$25,549
2nd quarter present value of cash flows expected to be less than the amortized cost basis	49,355	3,300	46,055	21,984
3rd quarter present value of cash flows expected to be less than the amortized cost basis	36,667	2,145	34,522	20,556
4th quarter present value of cash flows expected to be less than the amortized cost basis	36,404	885	35,519	17,847

Aggregate total	$161,769	$8,252	$153,517	$85,936

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$70,530	$5,417	$65,113	$32,730
2nd quarter present value of cash flows expected to be less than the amortized cost basis	78,321	4,614	73,707	32,487
3rd quarter present value of cash flows expected to be less than the amortized cost basis	58,385	3,162	55,223	35,076
4th quarter present value of cash flows expected to be less than the amortized cost basis	54,581	7,175	47,406	39,648

Aggregate total	$261,817	$20,368	$241,449	$139,941

53

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2010
1st quarter present value of cash flows expected to be less than the amortized cost basis	$152,906	$22,064	$130,842	$65,117
2nd quarter present value of cash flows expected to be less than the amortized cost basis	81,335	5,945	75,390	38,968
3rd quarter present value of cash flows expected to be less than the amortized cost basis	66,451	3,590	62,861	35,480
4th quarter present value of cash flows expected to be less than the amortized cost basis	93,001	4,250	88,751	55,009

Aggregate total	$393,693	$35,849	$357,844	$194,574

54

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following loan-backed and structured securities were held at December 31, 2012, for which an OTTI had been previously recognized:

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
00442LAD1	$2,991	$2,973	$18	$2,973	$1,454	1Q 2012
059515AC0	724	715	9	715	447	1Q 2012
05951VAV1	2,661	2,488	173	2,488	1,686	1Q 2012
225470FJ7	4,263	4,115	148	4,115	4,173	1Q 2012
23321P6K9	—	—	—	—	—	1Q 2012
39539KAF0	695	692	3	692	658	1Q 2012
525221HE0	384	37	347	37	76	1Q 2012
55308LAB2	7,184	6,953	231	6,953	4,375	1Q 2012
65536PAA8	658	647	11	647	306	1Q 2012
74925FAA1	385	341	44	341	380	1Q 2012
75970QAJ9	3,770	3,752	18	3,752	2,175	1Q 2012
75971EAF3	5,040	5,018	22	5,018	2,970	1Q 2012
761118RM2	2,457	2,162	295	2,162	1,268	1Q 2012
761118VY1	4,962	4,374	588	4,374	2,923	1Q 2012
3622NAAC4	118	108	10	108	70	1Q 2012
36185MAF9	3,053	3,047	6	3,047	2,588	1Q 2012
00075XAG2	9,771	9,570	201	9,570	464	2Q 2012
126694A32	3,794	2,988	806	2,988	2,227	2Q 2012
225470FJ7	3,995	3,876	119	3,876	3,628	2Q 2012
35729PPC8	4,247	4,217	30	4,217	181	2Q 2012
36228FCW4	235	226	9	226	211	2Q 2012
52522QAM4	2,574	2,539	35	2,539	2,160	2Q 2012
61754HAB8	417	413	4	413	216	2Q 2012
65536PAA8	639	582	57	582	290	2Q 2012
68403HAF9	3,527	2,268	1,259	2,268	66	2Q 2012
74925FAA1	1,245	1,238	7	1,238	1,231	2Q 2012
75970QAJ9	3,680	3,637	43	3,637	2,107	2Q 2012
75971EAF3	4,934	4,915	19	4,915	2,820	2Q 2012
761118RM2	2,108	2,077	31	2,077	1,176	2Q 2012
761118VY1	4,545	4,058	487	4,058	2,732	2Q 2012
86358EZU3	664	495	169	495	76	2Q 2012
3622NAAC4	104	101	3	101	63	2Q 2012
36185MAF9	2,875	2,854	21	2,854	2,337	2Q 2012
00442LAD1	2,741	2,651	90	2,651	1,460	3Q 2012
02148AAA4	2,579	2,554	25	2,554	2,159	3Q 2012
02149QAD2	3,594	3,545	49	3,545	2,674	3Q 2012
059515AC0	663	655	8	655	447	3Q 2012

55

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
126694A32	$3,333	$2,841	$492	$2,841	$2,609	3Q 2012
126694YJ1	4,121	3,770	351	3,770	3,037	3Q 2012
23332UGM0	4,657	4,431	226	4,431	3,352	3Q 2012
55308LAB2	6,801	5,983	818	5,983	3,660	3Q 2012
65536PAA8	564	547	17	547	339	3Q 2012
81378AAE1	19	—	19	—	—	3Q 2012
83611MMM7	7,497	7,459	38	7,459	747	3Q 2012
3622NAAC4	97	89	8	89	73	3Q 2012
00075XAG2	9,552	9,283	269	9,283	372	4Q 2012
02149QAD2	3,418	3,348	70	3,348	2,698	4Q 2012
059515AC0	624	621	3	621	447	4Q 2012
126694A32	1,836	1,815	21	1,815	1,408	4Q 2012
35729PPC8	4,195	4,012	183	4,012	237	4Q 2012
46628SAJ2	2,584	2,481	103	2,481	2,262	4Q 2012
55308LAB2	5,903	5,763	140	5,763	4,525	4Q 2012
75970QAJ9	3,485	3,447	38	3,447	2,579	4Q 2012
75971EAF3	4,807	4,749	58	4,749	3,319	4Q 2012
00075XAG2	10,604	9,979	625	9,979	318	1Q 2011
00442LAD1	3,974	3,793	181	3,793	2,190	1Q 2011
05951VAV1	3,204	3,177	27	3,177	2,362	1Q 2011
14984WAA8	15,118	14,891	227	14,891	12,105	1Q 2011
65536PAA8	21	19	2	19	13	1Q 2011
75970QAJ9	4,406	4,396	10	4,396	2,947	1Q 2011
75971EAF3	5,808	5,644	164	5,644	3,433	1Q 2011
761118VY1	9,350	9,170	180	9,170	4,975	1Q 2011
81378AAE1	141	71	70	71	32	1Q 2011
81379EAD4	6,563	4,205	2,358	4,205	375	1Q 2011
86358EZU3	11,341	9,768	1,573	9,768	3,980	1Q 2011
00075XAG2	9,964	9,798	166	9,798	536	2Q 2011
00442LAD1	3,689	3,576	113	3,576	2,028	2Q 2011
12640PAA3	2,976	2,844	132	2,844	2,941	2Q 2011
126670ZN1	7,720	6,939	781	6,939	1,479	2Q 2011
126694A32	7,215	7,135	80	7,135	4,088	2Q 2011
225470T94	2,172	2,143	29	2,143	1,879	2Q 2011
22942KCA6	1,523	1,352	171	1,352	1,153	2Q 2011
36228FCW4	328	280	48	280	243	2Q 2011
36245CAC6	122	113	9	113	34	2Q 2011

56

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
41161PLT8	$2,953	$2,570	$383	$2,570	$2,223	2Q 2011
46628SAJ2	3,314	3,253	61	3,253	2,252	2Q 2011
61754HAB8	489	482	7	482	309	2Q 2011
65536PAA8	733	720	13	720	405	2Q 2011
75970QAJ9	4,327	4,151	176	4,151	2,578	2Q 2011
75971EAF3	5,560	5,457	103	5,457	2,898	2Q 2011
761118RM2	2,770	2,728	42	2,728	1,567	2Q 2011
761118VY1	8,675	8,379	296	8,379	4,291	2Q 2011
81378AAE1	60	33	27	33	14	2Q 2011
81379EAD4	3,914	3,181	733	3,181	218	2Q 2011
86358EZU3	9,816	8,573	1,243	8,573	1,351	2Q 2011
00442LAD1	3,399	3,375	24	3,375	1,947	3Q 2011
126694A32	7,051	6,817	234	6,817	3,739	3Q 2011
14984WAA8	13,878	13,513	365	13,513	10,586	3Q 2011
225470FJ7	4,896	4,859	37	4,859	4,257	3Q 2011
225470T94	32	30	2	30	27	3Q 2011
225470U27	1,888	1,869	19	1,869	1,478	3Q 2011
65536PAA8	703	685	18	685	338	3Q 2011
75970QAJ9	4,073	4,009	64	4,009	2,314	3Q 2011
75971EAF3	5,373	5,297	76	5,297	2,538	3Q 2011
761118RM2	2,637	2,568	69	2,568	1,387	3Q 2011
761118VY1	8,109	7,973	136	7,973	3,971	3Q 2011
81379EAD4	3,448	1,334	2,114	1,334	74	3Q 2011
92922FZ27	408	404	4	404	362	3Q 2011
41161PLT8	498	498	—	498	412	3Q 2011
41161PLT8	498	498	—	498	412	3Q 2011
41161PLT8	498	498	—	498	412	3Q 2011
41161PLT8	498	498	—	498	412	3Q 2011
41161PLT8	498	498	—	498	412	3Q 2011
00442LAD1	3,262	3,151	111	3,151	1,588	4Q 2011
045427AE1	1,095	746	349	746	702	4Q 2011
12640PAA3	2,744	2,663	81	2,663	2,741	4Q 2011
126670ZN1	3,332	2,660	672	2,660	3,324	4Q 2011
12667G5G4	3,163	3,095	68	3,095	2,835	4Q 2011
126694A32	6,677	6,523	154	6,523	3,433	4Q 2011
225470FJ7	4,890	4,563	327	4,563	4,275	4Q 2011
225470YD9	1,871	1,739	132	1,739	1,691	4Q 2011

57

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
52522QAM4	$9,511	$5,881	$3,630	$5,881	$7,666	4Q 2011
65536PAA8	672	665	7	665	276	4Q 2011
74925FAA1	6,155	5,927	228	5,927	5,754	4Q 2011
75970QAJ9	3,935	3,869	66	3,869	2,245	4Q 2011
75971EAF3	5,213	5,123	90	5,123	2,382	4Q 2011
761118AH1	741	731	10	731	689	4Q 2011
81379EAD4	1,319	69	1,250	69	49	4Q 2011
00442LAD1	5,183	5,009	174	5,009	2,632	1Q 2010
02148AAA4	3,717	3,679	38	3,679	2,408	1Q 2010
02148YAJ3	127	124	3	124	104	1Q 2010
12640PAA3	4,341	4,250	91	4,250	3,990	1Q 2010
126670ZN1	9,674	7,788	1,886	7,788	1,422	1Q 2010
12667G5G4	4,110	4,080	30	4,080	3,528	1Q 2010
126685DZ6	6,759	6,287	472	6,287	5,438	1Q 2010
225470FJ7	6,615	6,490	125	6,490	5,417	1Q 2010
225470YD9	2,576	2,540	36	2,540	1,582	1Q 2010
22942KCA6	2,018	1,995	23	1,995	1,480	1Q 2010
41161PLT8	5,729	4,809	920	4,809	2,792	1Q 2010
43710EAG5	573	423	150	423	255	1Q 2010
46628SAJ2	4,011	3,876	135	3,876	2,451	1Q 2010
55308LAB2	9,844	9,165	679	9,165	6,008	1Q 2010
68400DAG9	8,099	5,995	2,104	5,995	76	1Q 2010
68403HAF9	4,728	3,629	1,099	3,629	263	1Q 2010
74925FAA1	8,393	8,016	377	8,016	7,433	1Q 2010
760985CM1	4,284	4,238	46	4,238	3,374	1Q 2010
761118RM2	3,297	3,186	111	3,186	1,587	1Q 2010
761118VY1	13,132	11,937	1,195	11,937	5,411	1Q 2010
81378AAE1	2,650	259	2,391	259	108	1Q 2010
81379EAD4	9,659	7,125	2,534	7,125	110	1Q 2010
83612TAF9	11,502	8,025	3,477	8,025	185	1Q 2010
86358EZU3	18,883	15,132	3,751	15,132	5,653	1Q 2010
93935FAA9	2,904	2,772	132	2,772	1,370	1Q 2010
00075XAG2	12,000	11,772	228	11,772	380	2Q 2010
02148AAA4	3,545	3,394	151	3,394	2,447	2Q 2010
02148YAJ3	122	119	3	119	101	2Q 2010
12668VAF6	8,391	8,232	159	8,232	4,535	2Q 2010
225470FJ7	6,164	5,853	311	5,853	5,585	2Q 2010

58

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
225470U27	$2,462	$2,217	$245	$2,217	$1,810	2Q 2010
22942KCA6	1,903	1,888	15	1,888	1,359	2Q 2010
41161PLT8	4,668	3,803	865	3,803	2,593	2Q 2010
52522QAM4	13,039	12,047	992	12,047	9,276	2Q 2010
55308LAB2	9,065	8,831	234	8,831	4,335	2Q 2010
65536PAA8	1,834	1,750	84	1,750	1,595	2Q 2010
761118RM2	3,103	3,049	54	3,049	1,563	2Q 2010
86358EZU3	15,038	12,433	2,605	12,433	3,391	2Q 2010
00075XAG2	11,754	11,635	119	11,635	289	3Q 2010
02148AAA4	3,246	3,044	202	3,044	2,551	3Q 2010
02148YAJ3	117	117	—	117	87	3Q 2010
12640PAA3	3,351	3,201	150	3,201	3,269	3Q 2010
12667G5G4	3,907	3,877	30	3,877	3,672	3Q 2010
126685DZ6	5,936	5,602	334	5,602	4,887	3Q 2010
225470T94	2,606	2,478	128	2,478	1,934	3Q 2010
225470YD9	2,392	2,272	120	2,272	1,663	3Q 2010
22942KCA6	1,815	1,810	5	1,810	1,413	3Q 2010
41161PLT8	3,672	3,563	109	3,563	2,505	3Q 2010
43710EAG5	338	246	92	246	328	3Q 2010
55308LAB2	8,743	7,534	1,209	7,534	2,920	3Q 2010
65536PAA8	1,045	970	75	970	917	3Q 2010
75970QAJ9	4,987	4,557	430	4,557	2,597	3Q 2010
761118AH1	933	906	27	906	764	3Q 2010
761118VY1	11,057	10,524	533	10,524	5,186	3Q 2010
92922FZ27	481	475	6	475	437	3Q 2010
23321P6K9	71	48	23	48	61	3Q 2010
05953YAG6	399	399	—	399	361	4Q 2010
059515AC0	995	994	1	994	609	4Q 2010
36245CAC6	398	172	226	172	40	4Q 2010
61754HAB8	701	654	47	654	344	4Q 2010
00075XAG2	11,635	10,618	1,017	10,618	307	4Q 2010
00442LAD1	4,265	4,192	73	4,192	2,446	4Q 2010
02148YAJ3	115	112	3	112	89	4Q 2010
059515AC0	993	845	148	845	612	4Q 2010
05953YAG6	387	347	40	347	352	4Q 2010
12667G5G4	3,606	3,564	42	3,564	3,476	4Q 2010
14984WAA8	15,885	15,461	424	15,461	12,225	4Q 2010

59

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
225470T94	$37	$35	$2	$35	$29	4Q 2010
225470U27	2,147	2,088	59	2,088	1,752	4Q 2010
225470YD9	2,170	2,158	12	2,158	1,595	4Q 2010
22942KCA6	1,738	1,621	117	1,621	1,320	4Q 2010
36245CAC6	171	128	43	128	40	4Q 2010
36245RAA7	1,967	1,830	137	1,830	1,402	4Q 2010
39539KAF0	1,625	1,606	19	1,606	1,420	4Q 2010
41161PLT8	3,433	3,189	244	3,189	2,388	4Q 2010
52522QAM4	3,377	3,345	32	3,345	2,575	4Q 2010
61754HAB8	650	535	115	535	340	4Q 2010
74925FAA1	7,427	7,130	297	7,130	7,069	4Q 2010
75971EAF3	6,000	5,892	108	5,892	3,428	4Q 2010
761118VY1	10,171	9,762	409	9,762	5,273	4Q 2010
81378AAE1	198	151	47	151	131	4Q 2010
81379EAD4	7,098	6,565	533	6,565	387	4Q 2010
863592AP6	3,434	3,400	34	3,400	3,183	4Q 2010
863592AQ4	1,523	1,500	23	1,500	1,396	4Q 2010
92922FZ27	457	457	—	457	420	4Q 2010
00442LAD1	7,359	5,741	1,618	5,741	2,065	3Q 2009
02148AAA4	4,129	4,025	104	4,025	2,007	3Q 2009
02148YAJ3	154	147	7	147	78	3Q 2009
02151BBG2	4,769	4,749	20	4,749	2,537	3Q 2009
126670ZN1	11,981	10,517	1,464	10,517	783	3Q 2009
12668VAF6	14,046	9,743	4,303	9,743	3,695	3Q 2009
225470FJ7	7,537	7,411	126	7,411	4,274	3Q 2009
225470T94	3,327	3,204	123	3,204	1,593	3Q 2009
22942KCA6	2,437	2,249	188	2,249	1,258	3Q 2009
35729PPC8	8,534	4,352	4,182	4,352	145	3Q 2009
43710EAG5	888	868	20	868	334	3Q 2009
46628SAJ2	4,504	4,296	208	4,296	1,708	3Q 2009
55308LAB2	10,079	9,929	150	9,929	4,585	3Q 2009
68403HAF9	9,984	7,873	2,111	7,873	275	3Q 2009
86358EZU3	43,703	22,971	20,732	22,971	7,414	3Q 2009
00442LAD1	5,741	5,469	272	5,469	2,415	3Q 2009
02148AAA4	4,025	3,971	54	3,971	2,214	3Q 2009
12668VAF6	9,775	9,187	588	9,187	4,470	3Q 2009
225470FJ7	7,411	7,147	264	7,147	4,774	3Q 2009

60

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
22942KCA6	$2,249	$2,196	$53	$2,196	$1,304	3Q 2009
36228FCX2	129	90	39	90	53	3Q 2009
43710EAG5	868	711	157	711	305	3Q 2009
68400DAG9	10,000	9,376	624	9,376	138	3Q 2009
68403HAF9	7,873	7,476	397	7,476	475	3Q 2009
86358EZU3	22,971	19,507	3,464	19,507	3,696	3Q 2009
00442LAD1	5,457	5,193	264	5,193	2,348	4Q 2009
126670ZN1	10,516	9,690	826	9,690	1,387	4Q 2009
126685DZ6	8,557	6,962	1,595	6,962	5,593	4Q 2009
12667G5G4	4,447	4,365	82	4,365	3,766	4Q 2009
02148AAA4	3,855	3,826	29	3,826	2,352	4Q 2009
02148YAJ3	143	135	8	135	94	4Q 2009
12640PAA3	5,175	4,925	250	4,925	4,430	4Q 2009
225470FJ7	6,915	6,887	28	6,887	5,073	4Q 2009
36228FCW4	432	399	33	399	177	4Q 2009
36228FCX2	86	57	29	57	53	4Q 2009
43710EAG5	672	608	64	608	269	4Q 2009
68400DAG9	9,364	8,110	1,254	8,110	129	4Q 2009
68403HAF9	7,460	4,742	2,718	4,742	328	4Q 2009
761118VY1	14,165	13,687	478	13,687	5,803	4Q 2009
83612TAF9	15,000	11,522	3,478	11,522	190	4Q 2009
86358EZU3	19,414	18,968	446	18,968	470	4Q 2009
225470T94	3,129	2,728	401	2,728	1,956	4Q 2009
225470U27	3,200	2,575	625	2,575	1,833	4Q 2009

61

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2012 and 2011 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2012
The aggregate amount of unrealized losses	$235,956	$7,106
The aggregate related fair value of securities with unrealized losses	917,808	79,785

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2011
The aggregate amount of unrealized losses	$414,219	$5,478
The aggregate related fair value of securities with unrealized losses	1,654,086	257,551

Detail of net investment income is presented below:

	Year Ended December 31
	2012	2011	2010
Income:
Bonds	$665,143	$698,531	$759,744
Preferred stocks	3,791	3,007	1,825
Common stocks	3,599	3,305	1,148
Mortgage loans on real estate	119,979	123,944	144,525
Real estate	1,018	1,095	1,068
Policy loans	29,076	30,126	30,401
Cash, cash equivalents and short-term investments	2,203	2,440	6,318
Derivatives	15,357	5,840	404
Other invested assets	13,212	8,697	6,954
Other	3,441	1,121	668

Gross investment income	856,819	878,106	953,055
Less investment expenses	34,505	36,065	42,855

Net investment income	$822,314	$842,041	$910,200

62

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2012	2011	2010
Proceeds	$4,357,730	$2,597,080	$6,291,539

Gross realized gains	$417,006	$66,223	$365,485
Gross realized losses	(27,531)	(22,934)	(38,558)

Net realized capital gains (losses)	$389,475	$43,289	$327,365

The Company had gross realized losses for the years ended December 31, 2012, 2011 and 2010 of $22,898, $33,707 and $66,128, respectively, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2012	2011	2010
Bonds	$366,392	$9,633	$261,510
Preferred stocks	185	(51)	—
Common stocks	181	2,699	3,005
Mortgage loans on real estate	(3,240)	(8,533)	(6,008)
Real estate	(3,704)	(1,869)	(1,510)
Cash, cash equivalents and short-term investments	1	14	1
Derivatives	(47,592)	(115,760)	(86,948)
Other invested assets	24,655	14,586	(4,127)

	336,878	(99,281)	165,923
Federal income tax effect	(128,376)	24,360	(28,435)
Transfer to (from) interest maintenance reserve	(216,378)	46,079	(160,345)

Net realized capital losses on investments	$(7,876)	$(28,842)	$(22,857)

At December 31, 2012 and 2011, the Company had recorded investments in restructured securities of $7,170 and $89,739, respectively. The capital gains (losses) taken as a result of restructures in 2012, 2011 and 2010 were $(368), $(6,868) and $3,221, respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

63

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2012	2011	2010
Bonds	$(16,551)	$4,454	$41,178
Preferred stocks	1,408	(1,408)	—
Common stocks	(4,558)	(5,607)	9,291
Affiliated entities	(5,899)	(570)	4,813
Mortgage loans on real estate	1,255	(1,637)	2,854
Derivatives	26,867	3,422	9,201
Other invested assets	(38,135)	(4,716)	(10,734)

Change in unrealized capital gains (losses), before tax	(35,613)	(6,062)	56,603
Taxes on unrealized capital gains/loss	2,354	(6,021)	(24,108)

Change in unrealized capital gains (losses), net of tax	$(33,259)	$(12,083)	$32,495

The Company’s investments in mortgage loans principally involve commercial real estate.

During 2012, the maximum and minimum lending rates for mortgage loans during were 5.00% and 3.65%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2012 at the time of origination was 67%. During 2012, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2012, mortgage loans with a carrying value of $1,264 were non-income producing for the previous 180 days. Accrued interest of $152 related to these mortgage loans was excluded from investment income at December 31, 2012. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2012.

During 2011, the Company did not issue any new mortgage loans. During 2011, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2011, mortgage loans with a carrying value of $1,315 were non-income producing for the previous 180 days. Accrued interest of $156 related to these mortgage loans was excluded from investment income at December 31, 2011. Taxes, assessments and other amounts advanced not included in the mortgage loan total were $5 for the year ended December 31, 2011. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2012 and 2011, respectively, the net admitted asset value in impaired loans with a related allowance for credit losses was $7,926 and $6,853. The Company held an allowance for credit losses on mortgage loans in the amount of $499 and $1,754 at December 31,

64

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2012 and 2011, respectively. The average recorded investment in impaired loans during 2012 and 2011 was $7,735 and $6,410, respectively. There was no recorded investment in impaired loans without an allowance for credit losses during 2012 or 2011.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2012	2011	2010
Balance at beginning of period	$1,754	$117	$2,972
Additions, net charged to operations	—	1,754	1,259
Reduction due to write-downs charged against the allowance	—	—	—
Recoveries in amounts previously charged off	(1,255)	(117)	(4,114)

Balance at end of period	$499	$1,754	$117

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized $552, $312 and $1,216 of interest income on impaired loans for the years ended December 31, 2012, 2011 and 2010, respectively. The Company recognized interest income on a cash basis of $552, $312 and $1,212 for the years ended December 31, 2012, 2011 and 2010, respectively.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $3,996, $2,373 and $1,646 were taken on real estate in 2012, 2011 and 2010, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations.

During 2012 and 2011, respectively, mortgage loans of $4,690 and $5,338 were foreclosed or acquired by deed and transferred to real estate. At December 31, 2012 and 2011, the Company held a mortgage loan loss reserve in the AVR of $17,693 and $20,211, respectively.

65

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2012	2011		2012	2011
Middle Atlantic	24%	24%	Office	48%	46%
Pacific	22	24	Retail	18	18
South Atlantic	18	17	Apartment	15	14
E. South Central	12	11	Industrial	9	12
W. South Central	8	7	Agricultural	4	4
Mountain	6	6	Other	3	3
E. North Central	4	5	Medical	3	3
W. North Central	4	4	Residential	—	0
New England	2	2

At December 31, 2012, 2011 and 2010, the Company held mortgage loans with a total net admitted value of $137, $137 and $9,883, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2012, 2011 and 2010 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2012, 2011 or 2010.

During 2012, the Company recorded an impairment of $694 for its investment in Green Mountain Partners II, L.P. The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund was not anticipated. The write-down was included in net realized capital gains (losses) within the statements of operations.

During 2011, the Company recorded an impairment of $1,982 for its investment in Ridge Capital Fund I, L.P. The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund was not anticipated. The write-down was included in net realized capital gains (losses) within the statements of operations.

During 2010, the Company recorded an impairment of $3,804 for its investment in Green Mountain Partners II, L.P., an impairment of $6,062 for its investment in William Blair Mezzanine Capital Fund II, L.P. and an impairment of $272 for its investment in Yield Strategies Fund I, L.P. The impairments were taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund was not anticipated. These write-downs were included in net realized capital gains (losses) within the statements of operations.

66

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

On December 31, 2010, the Company acquired two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC and Transamerica Realty Properties, LLC) from Transamerica Life Insurance Company (TLIC), an affiliate, for a combined purchase price of $252,975. The price paid was based predominantly on the valuations of the properties within each of those entities. This transaction was accounted for as a business combination using the statutory purchase method and resulted in goodwill of $100,674, which was included in the carrying amount of these other invested assets. There was no amortization of goodwill as of December 31, 2010. Amortization in the amount of $10,067 was recorded during each of the years ending December 31, 2012 and 2011, which is reflected in the carrying value of these other invested assets with an offset to the change in net unrealized capital gains/losses. The entire goodwill balance associated with this transaction was admitted at December 31, 2012. As the carrying amount of the total positive goodwill of the Company exceeded 10% of the September 30, 2011 capital and surplus, adjusted to exclude positive goodwill and net deferred tax assets as of September 30, 2011, goodwill in the amount of $8,562 associated with this transaction was nonadmitted at December 31, 2011.

For the year ending December 31, 2012, the Company had ownership interests in fifty-seven LIHTC properties. The remaining years of unexpired tax credits ranged from one to thirteen and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2013 to 2025 is $7,640. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2011, the Company had ownership interests in sixty-five LIHTC properties. The remaining years of unexpired tax credits ranged from two to eleven. One property was the subject of review by the New York State Homeless Assistance Corporation in which the Company is responding with corrective actions. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2012 to 2025 is $23,016. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

67

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2012 and 2011:

		December 31, 2012
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$810	$1,381

Total		$810	$1,381

		December 31, 2011
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$1,193	$1,765

Total		$1,193	$1,765

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2013 to 2015.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2012, 2011 and 2010.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).

At December 31, 2012 and 2011, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $585,525 and $631,847, respectively.

At December 31, 2012 and 2011, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $186,630 and $247,165, respectively.

For the years ended December 31, 2012, 2011 and 2010, the Company has recorded $287, $(14,830) and $(16,061), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

68

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company did not recognize any unrealized gains or losses during 2012, 2011 or 2010 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 20 years for forecasted hedge transactions.

For the years ended December 31, 2012, 2011 and 2010 none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

As of December 31, 2012 and 2011, the company has accumulated deferred gains in the amount of $3,822 and $6,841, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

At December 31, 2012 and 2011, the Company had replicated assets with a fair value of $469,474 and $819,640, respectively, and credit default and forward starting interest rate swaps with a fair value of $(26,540) and $(32,369), respectively.

For the year ended December 31, 2012, the Company recognized $1,639 in capital losses related to replication transactions. For the year ended December 31, 2011, the Company did not recognize any capital gain or loss related to replication transactions.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

69

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2012, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
4217,SWAP, USD 1 / (USD 0), :912810PX0	12/20/2015	$10,000	$ (5)
4454,SWAP, USD 1 / (USD 0), :CDXIG 17	12/20/2016	7,500	76
4455,SWAP, USD 1 / (USD 0), :CDXIG17	12/20/2016	3,500	36
4492,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	12,000	191
4495,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	214
4501,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	247
4503,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	214
4514,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	87
4565,SWAP, USD 1 / (USD 0), :US416515AY06	6/20/2017	25,000	(347)
4566,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	(513)
4573,SWAP, USD 1 / (USD 0), :US172967ES69	6/20/2017	25,000	(182)
4588,SWAP, USD 1 / (USD 0), :US743410AW27	6/20/2017	25,000	(357)
4617,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	10,000	64
4679,SWAP, USD 1 / (USD 0), :XS0114288789	9/20/2017	10,000	(101)
4681,SWAP, USD 0.25 / (USD 0), :XS0417728325	9/20/2017	2,300	(3)
4683,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	7,800	(63)
4685,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	42
4760,SWAP, USD 1 / (USD 0), :912810QL5	12/20/2017	20,000	40
4761,SWAP, USD 1 / (USD 0), :912810QL5	12/20/2017	19,000	38
4791,SWAP, USD 1 / (USD 0), :61761DAD4	12/20/2017	20,000	(702)
4801,SWAP, USD 1 / (USD 0), :12624PAE5	12/20/2017	5,000	10
4814,SWAP, USD 1 / (USD 0), :92939RBB7	12/20/2017	12,500	(244)
4857,SWAP, USD 1 / (USD 0), :12624QAR4	12/20/2017	12,500	25
4873,SWAP, USD 1 / (USD 0), :94987MAB7	12/20/2017	5,000	(49)

		$302,200	$(1,283)

At December 31, 2012 and 2011, the Company held options with a fair value of $66 and $75, respectively.

At December 31, 2012 and 2011, the Company’s outstanding derivative financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2012	2011
Interest rate and currency swaps:
Receive floating - pay floating	$70,820	$296,070
Receive fixed - pay floating	2,837,508	3,319,691
Receive floating - pay fixed	684,340	1,006,095

The Company recognized net realized gains (losses) from futures contracts in the amount of $1,917, $(399) and $1,850, for the years ended December 31, 2012, 2011 and 2010, respectively.

70

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Open futures contracts at December 31, 2012 and 2011, were as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2012
Long	46	S&P 500 March 2013 Futures	$16,262	$16,331

Short	(69)	S&P 500 E-MINI March 2013 Futures	(4,857)	(4,774)

Long	3	NASDAQ 100 E-MINI March 2013 Futures	157	159

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2011
Long	39	S&P 500 March 2012 Futures	$12,241	$12,212

Long	10	NASDAQ 100 E-MINI March 2012 Futures	445	454

At December 31, 2012 and 2011, investments with an aggregate carrying amount of $12,739,407 and $12,509,014, respectively, were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such state regulatory authorities, as required by statute.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

71

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2012	2011	2010
Direct premiums	$1,867,885	$1,794,666	$1,741,281
Reinsurance assumed - non affiliates	178,530	190,059	197,040
Reinsurance assumed - affiliates	28,940	22,874	118,749
Reinsurance ceded - non affiliates	(61,142)	(61,076)	(56,295)
Reinsurance ceded - affiliates	(492,496)	(543,301)	(643,247)

Net premiums earned	$1,521,717	$1,403,222	$1,357,528

The Company received reinsurance recoveries in the amount of $450,571, $455,081 and $492,451 during 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $27,288 and $37,328, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2012 and 2011 of $8,221,493 and $8,650,233, respectively, of which $8,112,442 and $8,547,475, respectively, were ceded to affiliates.

At December 31, 2012 and 2011, amounts recoverable from unaffiliated unauthorized reinsurers totaled $3,590 and $3,877, respectively, and reserve credits for reinsurance ceded totaled $13,406 and $15,176, respectively. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $18,269 and $17,531 at December 31, 2012 and 2011, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days. There would be no reduction in surplus at December 31, 2012 if all reinsurance agreements were cancelled.

During December 31, 2012 and 2011, the Company did not enter into any new reinsurance agreements in which a reserve credit was taken.

Effective September 30, 2012, the Company agreed to amend and restate the indemnity reinsurance treaty originally effective October 1, 2009 with an affiliate. The amended and restated treaty now includes an experience refund mechanism and a revised schedule of coinsurance reserves. The Company received consideration of $425,000, paid a treaty settlement equal to the change in modified coinsurance reserves of $497,500 and increased ceded coinsurance reserves by $497,500 resulting in a pre-tax gain of $425,000 ($276,250 net of tax) which has been credited directly to unassigned surplus on a net of tax basis.

On April 26, 2011, Aegon N.V. announced the disposition of its life reinsurance operations, Transamerica Reinsurance, to SCOR SE (SCOR), a Societas Europaea organized under the laws

72

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

of France, which was effective August 9, 2011. The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited (TIRI), an Irish reinsurance company. In preparation of the divestiture of the life reinsurance business to SCOR, during the second quarter of 2011, the Company, as well as other affiliated life insurance companies, recaptured certain business that had been reinsured to TIRI, subsequently ceding the majority of the business recaptured to Transamerica International Re (Bermuda) Ltd. (TIRe), an affiliate. As a result of these transactions, the net impact to the Company was a pre-tax loss of $20,567 which was included in the statement of operations, and a net of tax gain of $15,885 which was credited directly to unassigned surplus. These amounts include current year amortization of previously deferred gains, as well as releases of previously deferred gains from unassigned surplus into earnings. Additional information surrounding these transactions is outlined below.

Effective April 1, 2011, the Company recaptured the life, military universal life, final settlement and Korean accidental death business that was previously reinsured on a coinsurance and a coinsurance funds withheld basis to affiliates. The Company paid recapture consideration of $15,400, received invested assets of $12,200, released the associated funds withheld liability of $2,130, recaptured reserves of $24,805, assumed other assets of $5,248 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $60 ($39 after-tax). The resulting pre-tax loss of $20,567 was included in the statement of operations.

Subsequently, effective April 1, 2011, the Company ceded the life and military universal life business on a coinsurance funds withheld basis to an affiliate. The Company received an initial ceding commission of $12,100, transferred other assets of $4,159, established a funds withheld liability of $4,796 and released reserves of $20,770, resulting in a pre-tax gain of $23,915 ($15,545 on a net of tax basis) which was credited directly to unassigned surplus. During 2012 and 2011, the Company amortized $504 and $340 of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective December 31, 2011, the Company recaptured the credit life and credit disability business that was previously reinsured on a coinsurance funds withheld basis to an unaffiliated party. The Company released the associated funds withheld liability of $2,428, recaptured reserves of $4,466 and exchanged no consideration resulting in a pre-tax loss of $2,038 which was included in the statement of operations.

Subsequently, December 31, 2011, the Company ceded that credit life and credit disability business, as well as additional in force business written and assumed by the Company as well as all new policies issued thereafter, on a coinsurance funds withheld basis to an affiliate. The

73

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Company established a funds withheld liability of $19,980, released reserves of $39,420 and exchanged no consideration resulting in a pre-tax gain of $19,441 ($12,637 after-tax) which was credited directly to unassigned surplus on a net of tax basis. The Company amortized $6,902 into earnings during 2012, with a corresponding charge to unassigned surplus.

Effective September 30, 2011, the Company recaptured the term life business previously coinsured to an affiliate. Also effective September 30, 2011, the same block of business was recaptured by an affiliate, from which it had been assumed. The Company recaptured reserves of $402,985, released reserves of the same amount and released into income a previously deferred unamortized gain resulting from the original cession of the business to an affiliate in the amount of $421,601 ($274,041 net of tax) resulting in a pre-tax gain of $421,601 was included in the statement of operations.

Effective April 1, 2010 the Company entered into an indemnity reinsurance agreement with an affiliate, in which the Company agreed to assume on a coinsurance basis, certain term life insurance policies. Also effective April 1, 2010, the same block of business was retroceded to another affiliate on an indemnity, coinsurance basis. The company assumed reserves of $487,754 and released reserves of the same amount and assumed and released other net assets of $24,933, resulting in a net pre-tax loss of $462,821 on the assumption of business, which was recognized in the statement of operations and a net pre-tax gain of $462,821 ($300,833 net of tax), which was deferred directly into unassigned surplus. During 2011 and 2010, the Company amortized $15,593 and $11,200 of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus. As noted above, this business was recaptured by the Company effective September 30, 2011.

The Company has entered into an indemnity reinsurance agreement effective October 1, 2009, with MLIC RE, Inc., an affiliate of the Company, to cede on a 100% quota share basis the net liabilities associated with certain industrial, ordinary and universal in-force life insurance risks on a coinsurance and modified coinsurance basis. The Company ceded reserves on a coinsurance basis of $900,000, received an initial ceding commission of a like amount and paid an initial premium of $900,000. The pre-tax gain of $900,000 ($585,000 net of tax) was credited directly to unassigned surplus. The Company ceded reserves on a modified coinsurance basis of $3,973,067 and paid an initial reinsurance premium equal to the reserves ceded, resulting in no gain or loss on the modified coinsurance portion of this transaction. During 2012, 2011 and 2010, $58,500 of deferred gains annually were amortized into earnings with a corresponding charge directly to unassigned surplus.

The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008. TLIC was the issuer of a series of corporate-owned life insurance policies issued to Life Investors Insurance Company of America (LIICA), an affiliate. The assumption reinsurance

74

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

transaction resulted in the Company assuming all liabilities of TLIC arising under these policies. The Company assumed reserves of $138,025 and received consideration of $125,828. The Company recorded $12,197 of goodwill related to this transaction. The Company amortized $1,130 and $1,073 of this balance during 2012 and 2011, respectively.

During 2012, 2011 and 2010, the Company amortized deferred gains from reinsurance transactions occurring prior to 2009 of $2,827, $1,254 and $2,449, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

75

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes

The net deferred income tax asset at December 31, 2012 and 2011 and the change from the prior year are comprised of the following components:

	December 31, 2012
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$345,565	$167,073	$512,638
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	345,565	167,073	512,638
Deferred Tax Assets Nonadmitted	202,027	14,941	216,968

Subtotal (Net Deferred Tax Assets)	143,538	152,132	295,670
Deferred Tax Liabilities	39,461	56,277	95,738

Net Admitted Deferred Tax Assets	$104,077	$95,855	$199,932

	December 31, 2011
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$355,572	$181,959	$537,531
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	355,572	181,959	537,531
Deferred Tax Assets Nonadmitted	192,329	1,187	193,516

Subtotal (Net Deferred Tax Assets)	163,243	180,772	344,015
Deferred Tax Liabilities	53,034	70,774	123,808

Net Admitted Deferred Tax Assets	$110,209	$109,998	$220,207

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(10,007)	$(14,886)	$(24,893)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(10,007)	(14,886)	(24,893)
Deferred Tax Assets Nonadmitted	9,698	13,754	23,452

Subtotal (Net Deferred Tax Assets)	(19,705)	(28,640)	(48,345)
Deferred Tax Liabilities	(13,573)	(14,497)	(28,070)

Net Admitted Deferred Tax Assets	$(6,132)	$(14,143)	$(20,275)

76

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2012	2011	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$196,726	$179,157	$17,569
Investments	12,069	29,597	(17,528)
Deferred acquisition costs	113,728	121,165	(7,437)
Compensation and benefits accrual	1,432	1,200	232
Receivables - nonadmitted	16,270	13,908	2,362
Section 197 Intangible Amortization	629	3,308	(2,679)
Corporate provision	202	137	65
Other (including items <5% of ordinary tax assets)	4,509	7,100	(2,591)

Subtotal	345,565	355,572	(10,007)

Nonadmitted	202,027	192,329	9,698

Admitted ordinary deferred tax assets	143,538	163,243	(19,705)

Capital:
Investments	167,073	181,959	(14,886)

Subtotal	167,073	181,959	(14,886)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	14,941	1,187	13,754

Admitted capital deferred tax assets	152,132	180,772	(28,640)

Admitted deferred tax assets	$295,670	$344,015	$(48,345)

	Year Ended December 31
	2012	2011	Change
Deferred Tax Liabilities:
Ordinary
Investments	$18,864	$31,093	$(12,229)
§807(f) adjustment	12,766	14,916	(2,150)
Separate account adjustments	2,896	3,116	(220)
Intercompany gain amortization	4,754	3,850	904
Other (including items <5% of total ordinary tax liabilities)	181	59	122

Subtotal	39,461	53,034	(13,573)
Capital
Investments	56,277	70,774	(14,497)

Subtotal	56,277	70,774	(14,497)

Deferred tax liabilities	95,738	123,808	(28,070)

	$199,932	$220,207	$(20,275)

77

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As discussed in Note 1, for the year ended December 31, 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2012
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$104,077	$95,855	$199,932
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	—	—
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	107,057
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	39,461	56,277	95,738

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$143,538	$152,132	$295,670

	December 31, 2011*
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$101,263	$6,250	$107,513
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	8,946	103,748	112,694
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	8,946	103,748	112,694
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	11,938	138,452	150,390
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	53,034	70,774	123,808

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$163,243	$180,772	$344,015

78

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Change
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$2,814	$89,605	$92,419
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(8,946)	(103,748)	(112,694)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(8,946)	(103,748)	(112,694)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(43,333)
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(13,573)	(14,497)	(28,070)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(19,705)	$(28,640)	$(48,345)

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R.

	December 31
	2012	2011
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	564%	626%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$603,615	$751,743

The impact of tax planning strategies at December 31, 2012 and 2011 was as follows:

	December 31, 2012
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	23%	7%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

79

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2011
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	32%	11%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	94%	47%

	Ordinary Percent	Change Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	-9%	-4%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	-94%	-47%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2012	2011	Change
Current Income Tax
Federal	$103,095	$31,580	$71,515

Subtotal	103,095	31,580	71,515

Federal income tax on net capital gains	128,376	(24,360)	152,736

Federal and foreign income taxes incurred	$231,471	$7,220	$224,251

	Year Ended December 31
	2011	2010	Change
Current Income Tax
Federal	$31,580	$39,987	$(8,407)

Subtotal	31,580	39,987	(8,407)

Federal income tax on net capital gains	(24,360)	28,435	(52,795)

Federal and foreign income taxes incurred	$7,220	$68,422	$(61,202)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2012 or 2011.

80

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2012	2011	2010
Current income taxes incurred	$231,472	$7,220	$68,423

Change in deferred income taxes (without tax on unrealized gains and losses)	(823)	(218,165)	75,783

Total income tax reported	$230,649	$(210,945)	$144,206

Income before taxes	$591,395	$442,849	$228,231
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$206,988	$154,997	$79,881

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(3,847)	(4,257)	(1,819)
Tax credits	(21,244)	(24,476)	(26,662)
Tax-exempt income	(6)	(182)	(289)
Tax adjustment for IMR	(3,860)	(1,544)	1,517
Surplus adjustment for in force ceded	72,631	(112,555)	80,039
Nondeductible expenses	766	483	541
Deferred tax benefit on other items in surplus	(7,569)	(17,505)	(2,732)
Provision to return	(2,625)	9,962	(20)
Life-owned life insurance	(856)	(835)	(864)
Dividends from certain foreign corporations	423	329	329
Prior period adjustment	(5,876)	(23,612)	16,415
Pre-tax income of Single Member Limited Liability Companies (SMLLC’s)	(4,441)	(2,550)	(2,131)
Change in basis due to corporate restructurings	—	(185,900)	—
Other	165	(3,300)	1

Total income tax reported	$230,649	$(210,945)	$144,206

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2012.

81

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2012 and 2011, the Company had no operating loss or tax credit carryforwards available for tax purposes. The Company did not have a capital loss carryforward at December 31, 2012 and 2011.

The Company incurred income taxes during 2012, 2011 and 2010 of $265,193, $15,052, and $46,122, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2012 and 2011 is $198 and $85, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $198. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2012, 2011 and 2010 is $766, $(136) and $(494), respectively. The total interest payable balance as of December 31, 2012 and 2011 is $9 and $775, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2012 and 2011.

For the years ended December 31, 2012, 2011 and 2010, premiums for participating life insurance policies were $1,232, $1,298 and $2,554, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,279, $1,342 and $1,388 to policyholders during 2012, 2011 and 2010, respectively, and did not allocate any additional income to such policyholders.

82

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31, 2012
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$42,069	$23,609	$—	$65,678	0%
At book value less surrender charge of 5% or more	22,755	—	—	22,755	0
At fair value	111	—	12,400,461	12,400,572	52

Total with adjustment or at fair value	64,935	23,609	12,400,461	12,489,005	52
At book value without adjustment (minimal or no charge or adjustment)	4,276,647	—	—	4,276,647	18
Not subject to discretionary withdrawal	6,934,154	170,007	54,778	7,158,939	30

Total annuity reserves and deposit liabilities	11,275,736	193,616	12,455,239	23,924,591	100%

Less reinsurance ceded	6,637,964	—	—	6,637,964

Net annuity reserves and deposit liabilities	$4,637,772	$193,616	$12,455,239	$17,286,627

	December 31, 2011
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$49,567	$25,929	$—	$75,496	0%
At book value less surrender charge of 5% or more	414,961	—	—	414,961	2
At fair value	127	—	11,195,641	11,195,768	47

Total with adjustment or at fair value	464,655	25,929	11,195,641	11,686,225	49
At book value without adjustment (minimal or no charge or adjustment)	4,256,524	—	—	4,256,524	18
Not subject to discretionary withdrawal	7,627,033	170,658	57,549	7,855,240	33

Total annuity reserves and deposit liabilities	12,348,212	196,587	11,253,190	23,797,989	100%

Less reinsurance ceded	7,492,221	—	—	7,492,221

Net annuity reserves and deposit liabilities	$4,855,991	$196,587	$11,253,190	$16,305,768

83

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Included in the liability for deposit-type contracts at December 31, 2012 and 2011 are approximately $52,574 and $48,374, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

At December 31, 2012 the contractual maturities were as follows:

Year	Amount
2012	$—
2013	—
2014	—
2015	—
2016	—
Thereafter	52,574

84

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets and the liabilities of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds. Information regarding the separate accounts of the Company are as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2012	$—	$120	$466,200	$466,320

Reserves for separate accounts as of December 31, 2012 with assets at fair value	$170,007	$23,609	$12,462,862	$12,656,478

Total	$170,007	$23,609	$12,462,862	$12,656,478

Reserves by withdrawal characteristics as of December 31, 2012:
Subject to discretionary withdrawal With fair value adjustment	$170,007	$23,609	$—	$193,616
At fair value	—	—	12,408,084	12,408,084
Not subject to discretionary withdrawal	—	—	54,778	54,778

Total separate account liabilities at December 31, 2012	$170,007	$23,609	$12,462,862	$12,656,478

85

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$—	$107	$402,748	$402,855

Reserves for separate accounts as of December 31, 2011 with assets at fair value	$170,658	$25,929	$11,260,745	$11,457,332

Total as of December 31, 2011	$170,658	$25,929	$11,260,745	$11,457,332

Reserves by withdrawal characteristics as of December 31, 2011:
Subject to discretionary withdrawal	$—	$—	$—	$—
With fair value adjustment	170,658	25,929	—	196,587
At fair value	—	—	11,203,196	11,203,196
Not subject to discretionary withdrawal	—	—	57,549	57,549

Total separate account liabilities at December 31, 2011	$170,658	$25,929	$11,260,745	$11,457,332

86

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2010	$—	$—	$358,366	$358,366

Reserves for separate accounts as of December 31, 2010 with assets at fair value	$165,902	$26,323	$11,287,100	$11,479,325

Total as of December 31, 2010	$165,902	$26,323	$11,287,100	$11,479,325

Reserves by withdrawal characteristics as of December 31, 2010:
Subject to discretionary withdrawal	$—	$—	$—	$—
With fair value adjustment	165,902	26,323	—	192,225
At fair value	—	—	11,260,269	11,260,269
Not subject to discretionary withdrawal	—	—	26,831	26,831

Total separate account liabilities at December 31, 2010	$165,902	$26,323	$11,287,100	$11,479,325

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2012	2011	2010
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$466,321	$402,855	$358,366
Transfers from separate accounts	(656,788)	(540,288)	(550,170)

Net transfers from separate accounts	(190,467)	(137,433)	(191,804)
Miscellaneous reconciling adjustments	1,087	763	198

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$(189,380)	$(136,670)	$(191,606)

87

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2012 and 2011, the Company’s separate account statement included legally insulated assets of $12,530,256 and $11,471,551, respectively. The assets legally insulated from general account claims at December 31, 2012 and 2011 are attributed to the following products:

Product	2012	2011
Variable annuities	$10,609,856	9,712,265
Variable life	7,623	7,556
Group annuities	1,715,754	1,550,569
Modified separate account	197,024	201,161

Total separate account assets	$12,530,256	$11,471,551

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

88

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2012 and 2011, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2012
Minimum guaranteed death benefit	$6,541,811	$3,495	$—
Minimum guaranteed income benefit	9,960	1,602	—
Minimum guaranteed withdrawal benefit	102,022	—	—

December 31, 2011
Minimum guaranteed death benefit	$6,156,693	$5,429	$—
Minimum guaranteed income benefit	9,376	1,724	—
Minimum guaranteed withdrawal benefit	17,382	4	—

The Company offers variable and separate account annuities with minimum guaranteed benefits. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate account liabilities of $170,007 and $254,802, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $545, $104 and $86 to the general account in 2012, 2011 and 2010, respectively. During the years ended December 31, 2012, 2011 and 2010, the general account of the Company had paid $239, $613 and $857, respectively, toward separate account guarantees.

89

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2012 and 2011, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2012
Life and annuity:
Ordinary direct first year business	$17,360	$12,774	$4,586
Ordinary direct renewal business	201,276	53,166	148,110
Group life direct business	14,508	3,775	10,733
Credit direct business	508	—	508
Reinsurance ceded	(19,565)	—	(19,565)

Total life and annuity	214,087	69,715	144,372

Accident and health:
Direct	47,336	—	47,336
Reinsurance assumed	11,786	—	11,786
Reinsurance ceded	(2,076)	—	(2,076)

Total accident and health	57,046	—	57,046

	$271,133	$69,715	$201,418

	Gross	Loading	Net
December 31, 2011
Life and annuity:
Ordinary direct first year business	$19,351	$14,792	$4,559
Ordinary direct renewal business	207,084	55,625	151,459
Group life direct business	15,719	4,018	11,701
Credit direct business	676	—	676
Reinsurance ceded	(19,883)	—	(19,883)

Total life and annuity	222,947	74,435	148,512

Accident and health:
Direct	48,716	—	48,716
Reinsurance assumed	14,857	—	14,857
Reinsurance ceded	2,035	—	2,035

Total accident and health	61,538	—	61,538

	$284,485	$74,435	$210,050

90

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Heath Contracts. At December 31, 2012 and 2011, the Company had insurance in force aggregating $4,262,496 and $6,837,793, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $42,640 and $78,930 to cover these deficiencies at December 31, 2012 and 2011, respectively.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2012 and 2011 was $2,096 and $2,127, respectively.

The Company incurred $3,306 and paid $3,066 of claim adjustment expenses during 2012, of which $1,475 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $151,422 without the prior approval of insurance regulatory authorities in 2013.

91

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company paid an ordinary common stock dividend of $394,560 and $55,440 to its parent companies, CGC and Aegon, respectively, on December 21, 2012. The Company paid a capital contribution of $368 to its subsidiary, Aegon Direct Marketing Services, Inc., on December 31, 2012.

On December 23, 2011, the Company paid a common stock dividend of $300,000 to its parent companies. Of this amount, $117,400 was an ordinary cash dividend and $182,600 was an extraordinary cash dividend. CGC received $263,100 and Aegon received $36,900.

The Company paid $500,000 in cash dividends to its parent companies on December 23, 2010. Of this amount, $42,100 was considered an ordinary dividend and $457,900 was considered extraordinary. CGDC received $498,610 and CGC received $1,390.

Capital contributions of $274,230 and $770 were received from CGDC and CGC, respectively, on February 12, 2010.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2012, the Company meets the minimum RBC requirements.

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote.

On December 23, 2004, the Company received $117,168 from CGDC and $42,832 from Aegon, both affiliates, in exchange for surplus notes. Prior to the merger discussed in Note 1, CGDC dividended the Company’s surplus notes to its direct shareholders in the amount of $102,734 to CGC and $14,434 to Aegon. These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.

92

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Additional information related to the surplus notes at December 31, 2012 and 2011 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2012
CGC	$102,734	$6,164	$55,531	$514
AEGON	57,266	3,436	21,483	286

Total	$160,000	$9,600	$77,014	$800

2011
CGC	$102,734	$7,030	$49,366	$514
AEGON	57,266	2,570	18,047	286

Total	$160,000	$9,600	$67,413	$800

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2012 and 2011, respectively, securities in the amount of $333,420 and $312,771 were on loan under securities lending agreements as part of this program. At December 31, 2012, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $350,162 and $328,161 at December 31, 2012 and 2011, respectively.

93

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$347,440
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	347,440

Securities received	—

Total collateral received	$347,440

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$31,078	$31,078
30 days or less	133,115	133,114
31 to 60 days	123,603	123,603
61 to 90 days	41,706	41,707
91 to 120 days	15,823	15,823
1 to 2 years	2,776	2,779
2 to 3 years	2,228	2,058

Total	350,329	350,162

Securities received	—	—

Total collateral reinvested	$350,329	$350,162

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $350,388 (fair value of $350,162) that are currently tradable securities that could be sold and used to pay for the $347,440 in collateral calls that could come due under a worst-case scenario.

94

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $4,350, $5,134 and $5,266, for the years ended December 31, 2012, 2011 and 2010, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by Aegon which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 25% of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $1,276, $1,682 and $1,909, for the years ended December 31, 2012, 2011 and 2010, respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2012, 2011 and 2010 was negligible. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $1,285, $1,307 and $1,291 related to these plans for the years ended December 31, 2012, 2011 and 2010, respectively.

95

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service arrangement between Aegon companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2012, 2011 and 2010, the Company paid $100,736, $47,194 and $44,683, respectively, for these services, which approximates their costs to the affiliates.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $71, $64 and $70 for the years ended December 31, 2012, 2011 and 2010, respectively.

At December 31, 2012 and 2011, the Company reported a net amount of $32,590 and $16,161 due to parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2012, 2011 and 2010, the Company paid net interest of $40, $111 and $151, respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust. The Company received $436, $385 and $364 for these services during 2012, 2011 and 2010, respectively.

96

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company had no short-term notes receivable at December 31, 2012. At December 31, 2011, the Company had short-term intercompany notes receivable of $95,000 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes were reported as short-term investments on the balance sheet. Both notes were repaid prior to their due date.

Receivable from	Amount	Due By	Interest Rate
AEGON USA, LLC	$39,000	June 22, 2012	0.16%
AEGON USA, LLC	56,000	June 30, 2012	0.16%

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2012 and 2011, the cash surrender value of these policies was $77,229 and $74,783, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. As discussed in Note 6 - Reinsurance, the Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $156,981 and $153,701 at December 31, 2012 and 2011, respectively.

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the year ended December 31, 2012 is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and Income Annuities	C, B, P, U	$422,874

Bollinger, Inc. 101 JFK Parkway Short Hills, NJ 07078	22-0781130	No	Group A&H, Life	C, CA, P, U	93,480

All Other TPA Premiums					146

Total					$516,500

C-	Claims Payment
CA-	Claims Adjustment

97

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

B-	Binding Authority
P-	Premium Collection
U-	Underwriting

For years ended December 31, 2012, 2011 and 2010, the Company had $422,874, $345,517 and $299,773, respectively, of direct premiums written by The Vanguard Group, Inc. For years ended December 31, 2012, 2011 and 2010, the Company had $93,480, $104,706 and $115,476, respectively, of direct premiums written by Bollinger, Inc. For years ended December 31, 2012, 2011 and 2010, the Company had $146, $576 and $1,727, respectively, of direct premiums written by all other managing general agents.

14. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $58,306,775 and $57,811,072 as of December 31, 2012 and 2011, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $1,612 and $3,662 at December 31, 2012 and 2011, respectively.

At December 31, 2012, the Company has no mortgage loan commitments. At December 31, 2011, the Company had mortgage loan commitments of $4,160. The Company has contingent commitments of $46,975 and $81,119 at December 31, 2012 and 2011, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $7,640 and $23,016, respectively.

At December 31, 2012 and 2011, there were no private placement commitments outstanding.

At December 31, 2012 and 2011, no securities were acquired on a “to be announced” (TBA) basis.

98

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company may pledge assets as collateral for derivative transactions. At December 31, 2012 and 2011, the Company has pledged invested assets with a carry value of $14,443 and $18,670, respectively, and fair value of $17,892 and $21,995, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2012 and 2011, respectively, was $213,917 and $153,859. In addition, securities in the amount of $224,372 and $270,441 were posted to the Company as of December 31, 2012 and 2011, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral. A portion of the cash collateral received by the Company has been reposted as collateral to other counterparties. The amount of cash collateral reposted was $2,580 as of December 31, 2012 and 2011.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2012 and 2011, the Company has pledged invested assets with a carrying amount of $245,905 and $258,609 respectively, and fair value of $276,565 and $282,793 respectively, in conjunction with these transactions.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-21 years. The Company did not recognize a liability for the low income housing tax credit guarantees due to the adoption of SSAP No. 5R at December 31, 2011, as the maximum potential amount of future payments the Company could be required to make is immaterial to the Company’s financial results. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $245 and $331 at December 31, 2012 and 2011, respectively. No payments are required as of December 31, 2012. The current assessment of risk of making payments under these guarantees is remote.

99

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2012 and 2011:

	December 31
	2012	2011
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$245	$331

Current liability recognized in financial statements:
Noncontingent liabilities	$—	$—

Contingent liabilities	$—	$—

Ultimate financial statement impact if action required:
Other	$245	$331

Total impact if action required	$245	$331

The Company has issued funding agreements to FHLB, and the funds received are reported as deposit-type liabilities per SSAP No. 52, Deposit-Type Contracts. Total reserves are equal to the funding agreements balance. These funding agreements are used for investment spread management purposes and are subject to the same asset/liability management practices as other deposit-type business. All of the funding agreements issued to FHLB are classified in the general account as it is a general obligation of the Company. Collateral is required by FHLB to support repayment of the funding agreements. In addition, FHLB requires their common stock to be purchased.

	Year Ended December 31
	2012	2011
FHLB stock purchased/owned as part of the agreement	$27,800	$27,800
Collateral pledged to the FHLB	2,096,598	2,040,375
Borrowing capacity currently available	560,000	777,336
Agreement General Account
Assets	1,690,805	1,645,464
Liabilities	1,300,130	1,300,137

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2012 for the total payout block is $2,516,883. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

100

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have recently done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2012, the Company’s reserves related to this matter were $10,297. As the methodology to identify deceased policyholders becomes more refined, it is possible the Company will add to this reserve. Also, various major insurers in the U.S. have entered into settlements with insurance regulators recently regarding claims settlement practices. The Company expects that regulators will be trying to reach settlements with other US insurers. While the Company believes that its processes to manage unclaimed property are generally adequate, with industry practices changing and regulatory interpretations evolving, it is uncertain what the further impact of any such inquiry could be for the Company and other market participants. The Company estimates that the adverse financial impact may range from $0 to $75,000 before tax.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,395 and $6,935 and an offsetting premium tax benefit of $3,406 and $2,325 at December 31, 2012 and 2011, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $(2,874), $(8,063) and $853, at December 31, 2012, 2011 and 2010, respectively.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

Municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. At December 31, 2012 and 2011, the Company had no recorded liabilities for municipal repurchase agreements.

At December 31, 2012, the Company had dollar repurchase agreements outstanding in the amount of $5,825. The Company did not participate in dollar repurchase agreements at December 31, 2011.

101

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of dollar repurchase agreements are as follows:

Fair Value
Open	$6,200
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	6,200

Securities received	—

Total collateral received	$6,200

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. For the year ended December 31, 2012, there were no securities sold and reacquired within 30 days of the sale date.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2012 through the date the financial statements are issued.

102

Statutory-Basis

Financial Statement Schedules

Monumental Life Insurance Company

Summary of Investments – Other Than Investments in Related Parties

(Dollars in Thousands)

December 31, 2012

Schedule I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$478,981	$556,123	$478,979
States, municipalities and political subdivisions	290,823	346,855	290,823
Foreign governments	232,014	254,768	232,014
Hybrid Securities	675,700	563,809	675,700
All other corporate bonds	10,829,115	11,956,644	10,714,156
Redeemable preferred stocks	8,418	7,715	8,418

Total fixed maturities	12,515,051	13,685,914	12,400,090

Equity securities
Common stocks:
Industrial, miscellaneous and all other	76,945	79,006	79,006

Total equity securities	76,945	79,006	79,006

Mortgage loans on real estate	1,864,851		1,864,851
Real estate	5,203		5,203
Policy loans	477,665		477,665
Other long-term investments	351,992		351,992
Receivable for securities	2,798		2,798
Securities Lending	350,329		350,329
Cash, cash equivalents and short-term investments	1,355,524		1,355,524

Total investments	$17,000,358		$16,887,458

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.
(2)	United States government and corporate bonds of $42,519 are held at fair value rather than amortized cost due to having an NAIC 6 rating.

103

Monumental Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

December 31, 2012

Schedule III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2012
Individual life	$5,237,303	$—	$62,480	$270,263	$310,669	$(133,512)	$274,367
Individual health	456,177	25,536	48,467	175,625	29,136	113,040	60,804
Group life and health	646,721	37,324	87,409	458,397	37,114	270,127	201,138
Annuity	3,629,809	—	127	617,432	445,395	929,457	44,166

	$9,970,010	$62,860	$198,483	$1,521,717	$822,314	$1,179,112	$580,475

Year ended December 31, 2011
Individual life	$5,530,556	$—	$52,163	$208,344	$306,133	$245,580	$260,215
Individual health	410,107	29,906	49,827	174,245	24,563	95,201	71,698
Group life and health	667,286	38,644	93,530	474,154	37,963	297,090	210,966
Annuity	3,840,063	—	41	546,479	470,382	832,759	111,786

	$10,448,012	$68,550	$195,561	$1,403,222	$839,041	$1,470,630	$654,665

Year ended December 31, 2010
Individual life	$5,429,071	$—	$42,795	$190,902	$425,921	$241,566	$248,796
Individual health	388,001	38,089	46,182	198,572	35,205	106,258	80,859
Group life and health	696,997	36,826	81,085	484,305	62,236	284,094	195,039
Annuity	4,020,138	—	25	483,749	386,838	866,668	76,533

	$10,534,207	$74,915	$170,087	$1,357,528	$910,200	$1,498,586	$601,227

*	Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.

104

Monumental Life Insurance Company

Reinsurance

(Dollars in Thousands)

December 31, 2012

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2012
Life insurance in force	$59,790,366	$39,457,731	$2,789,989	23,122,624	12%

Premiums:
Individual life	$678,988	$421,821	$13,096	$270,263	5%
Individual health	120,598	7,260	62,287	175,625	35%
Group life and health	470,794	93,042	80,645	458,397	18%
Annuity	597,505	31,514	51,441	617,432	8%

	$1,867,885	$553,637	$207,469	$1,521,717	14%

Year ended December 31, 2011
Life insurance in force	$62,029,782	$41,743,562	$2,686,755	$22,972,975	12%

Premiums:
Individual life	$657,650	$456,986	$7,679	$208,343	4%
Individual health	124,649	22,292	71,889	174,246	41%
Group life and health	487,397	93,904	80,661	474,154	17%
Annuity	524,970	31,195	52,704	546,479	10%

	$1,794,666	$604,377	$212,933	$1,403,222	15%

Year ended December 31, 2010
Life insurance in force	$61,919,519	$60,124,247	$25,908,304	$27,703,576	94%

Premiums:
Individual life	$663,805	$566,270	$93,367	$190,902	49%
Individual health	131,405	6,258	73,425	198,572	37%
Group life and health	494,457	83,021	72,869	484,305	15%
Annuity	451,615	43,993	76,127	483,749	16%

	$1,741,282	$699,542	$315,788	$1,357,528	23%

105

FINANCIAL STATEMENTS

Monumental Life Insurance Company

Separate Account VA CC

Years Ended December 31, 2012 and 2011

Monumental Life Insurance Company

Separate Account VA CC

Financial Statements

Years Ended December 31, 2012 and 2011

The Board of Directors and Contract Owners

Of Separate Account VA CC

Monumental Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Monumental Life Insurance Company Separate Account VA CC (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2012, the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Monumental Life Insurance Company Separate Account VA CC, at December 31, 2012, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young

Des Moines, Iowa

April 22, 2013

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	AllianceBernstein Global Thematic Growth Subaccount	AllianceBernstein Growth Subaccount	AllianceBernstein Large Cap Growth Subaccount	Calvert VP EAFE International Index Subaccount
Assets
Investment in securities:
Number of shares	1,524.642	4,075.338	1,053.078	33,721.725

Cost	$18,864	$79,076	$26,889	$2,413,312

Investments in mutual funds, Level 1 quoted prices at net asset value	$25,035	$91,695	$31,992	$2,456,965
Receivable for units sold	2	4	8	1

Total assets	25,037	91,699	32,000	2,456,966

Liabilities
Payable for units redeemed	—	—	—	—

Total Net Assets	$25,037	$91,699	$32,000	$2,456,966

Net Assets:
Deferred annuity contracts terminable by owners	$25,037	$91,699	$32,000	$2,456,966

Total Net Assets	$25,037	$91,699	$32,000	$2,456,966

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	—	—	—

M&E Advisors Edge Select—1.45%	8,792	38,695	8,839	—

M&E Advisors Edge Select—1.50%—B	—	778	—	—

M&E Advisors Edge Select—1.60%	8,612	—	1,040	—

M&E Advisors Edge Select Symmetry—1.45%	—	—	—	—

M&E Advisors Edge—.65%—A	—	—	—	—

M&E Advisors Edge—.65%—B	14,130	26,854	—	—

M&E Advisors Edge—.55%	—	—	—	—

M&E Advisors Edge—.60%	—	—	20,961	—

M&E Advisors Edge—.75%	—	15,043	—	—

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	1,401,245

M&E Prism—.80%	—	—	—	904,056

2

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	AllianceBernstein Global Thematic Growth Subaccount	AllianceBernstein Growth Subaccount	AllianceBernstein Large Cap Growth Subaccount	Calvert VP EAFE International Index Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$—	$—	$—

M&E Advisors Edge Select—1.45%	$0.764681	$1.076413	$0.970837	$—

M&E Advisors Edge Select—1.50%—B	$0.760337	$1.070305	$0.965340	$—

M&E Advisors Edge Select—1.60%	$0.751719	$1.058218	$0.954437	$—

M&E Advisors Edge Select Symmetry—1.45%	$0.764681	$1.076413	$0.970837	$—

M&E Advisors Edge—.65%—A	$—	$—	$—	$—

M&E Advisors Edge—.65%—B	$0.837927	$1.179476	$1.063798	$—

M&E Advisors Edge—.55%	$1.179169	$1.293913	$1.378803	$—

M&E Advisors Edge—.60%	$0.842755	$1.186284	$1.069946	$—

M&E Advisors Edge—.75%	$0.828350	$1.166023	$1.051681	$—

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$1.059142

M&E Prism—.80%	$—	$—	$—	$1.076094

See accompanying notes.

3

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Calvert VP Money Market Subaccount	Calvert VP SRI Balanced Subaccount	Calvert VP SRI Mid- Cap Growth Subaccount	Columbia Variable Portfolio-Small Company Growth Subaccount
Assets
Investment in securities:
Number of shares	3,097,900.650	1,647,656.862	164,643.247	107,726.693

Cost	$3,097,901	$2,906,537	$4,562,107	$1,210,827

Investments in mutual funds, Level 1 quoted prices at net asset value	$3,097,901	$3,145,377	$5,377,248	$1,397,215
Receivable for units sold	—	—	6	—

Total assets	3,097,901	3,145,377	5,377,254	1,397,215

Liabilities
Payable for units redeemed	29	—	—	6

Total Net Assets	$3,097,872	$3,145,377	$5,377,254	$1,397,209

Net Assets:
Deferred annuity contracts terminable by owners	$3,097,872	$3,145,377	$5,377,254	$1,397,209

Total Net Assets	$3,097,872	$3,145,377	$5,377,254	$1,397,209

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	—	—	68,476

M&E Advisors Edge Select—1.45%	—	—	—	11,210

M&E Advisors Edge Select—1.50%—B	—	—	—	—

M&E Advisors Edge Select—1.60%	—	—	—	16,556

M&E Advisors Edge Select Symmetry—1.45%	—	—	—	—

M&E Advisors Edge—.65%—A	—	—	—	20,916

M&E Advisors Edge—.65%—B	—	—	—	114

M&E Advisors Edge—.55%	—	—	—	318,035

M&E Advisors Edge—.60%	—	—	—	214,767

M&E Advisors Edge—.75%	—	—	—	85,037

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	819,902	95,174	99,134	—

M&E Prism—.80%	2,041,059	26,127	59,076	—

4

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Calvert VP Money Market Subaccount	Calvert VP SRI Balanced Subaccount	Calvert VP SRI Mid- Cap Growth Subaccount	Columbia Variable Portfolio-Small Company Growth Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$—	$—	$1.806181

M&E Advisors Edge Select—1.45%	$—	$—	$—	$1.319095

M&E Advisors Edge Select—1.50%—B	$—	$—	$—	$1.806181

M&E Advisors Edge Select—1.60%	$—	$—	$—	$1.296823

M&E Advisors Edge Select Symmetry—1.45%	$—	$—	$—	$1.319095

M&E Advisors Edge—.65%—A	$—	$—	$—	$17.608444

M&E Advisors Edge—.65%—B	$—	$—	$—	$17.608444

M&E Advisors Edge—.55%	$—	$—	$—	$1.362210

M&E Advisors Edge—.60%	$—	$—	$—	$1.453784

M&E Advisors Edge—.75%	$—	$—	$—	$1.428972

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$1.048998	$25.248705	$32.476604	$—

M&E Prism—.80%	$1.096390	$28.413610	$36.524498	$—

See accompanying notes.

5

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Columbia Variable Portfolio-Mid Cap Growth Subaccount	Columbia Variable Portfolio-Seligman Global Technology Subaccount	VA Global Bond Subaccount	VA International Small Subaccount
Assets
Investment in securities:
Number of shares	14,184.466	7,096.549	8,740,875.853	5,539,131.746

Cost	$125,166	$140,674	$95,651,904	$55,645,587

Investments in mutual funds, Level 1 quoted prices at net asset value	$114,469	$144,557	$95,188,138	$56,499,144
Receivable for units sold	—	—	—	10

Total assets	114,469	144,557	95,188,138	56,499,154

Liabilities
Payable for units redeemed	4	10	124	—

Total Net Assets	$114,465	$144,547	$95,188,014	$56,499,154

Net Assets:
Deferred annuity contracts terminable by owners	$114,465	$144,547	$95,188,014	$56,499,154

Total Net Assets	$114,465	$144,547	$95,188,014	$56,499,154

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	—	—	—

M&E Advisors Edge Select—1.45%	—	12,815	—	—

M&E Advisors Edge Select—1.50%—B	—	—	—	—

M&E Advisors Edge Select—1.60%	9,152	25,506	—	—

M&E Advisors Edge Select Symmetry—1.45%	—	—	4,617,684	1,955,186

M&E Advisors Edge—.65%—A	—	—	229,963	171,096

M&E Advisors Edge—.65%—B	76,319	54,522	61,315	32,405

M&E Advisors Edge—.55%	5,049	2,701	28,154,461	11,283,852

M&E Advisors Edge—.60%	28,676	10,949	23,292,924	7,157,666

M&E Advisors Edge—.75%	6,206	4,841	3,154,096	1,562,844

M&E DVA—.65%	—	—	67,674	109,134

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

6

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Columbia Variable Portfolio-Mid Cap Growth Subaccount	Columbia Variable Portfolio-Seligman Global Technology Subaccount	VA Global Bond Subaccount	VA International Small Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$—	$—	$—

M&E Advisors Edge Select—1.45%	$0.901612	$1.218433	$—	$—

M&E Advisors Edge Select—1.50%—B	$0.900868	$1.211517	$—	$—

M&E Advisors Edge Select—1.60%	$0.899379	$1.197808	$—	$—

M&E Advisors Edge Select Symmetry—1.45%	$0.901612	$1.218433	$1.252347	$1.441422

M&E Advisors Edge—.65%—A	$—	$—	$24.661193	$25.780807

M&E Advisors Edge—.65%—B	$0.913671	$1.335108	$24.661193	$25.780807

M&E Advisors Edge—.55%	$0.915202	$1.664895	$1.383599	$1.863682

M&E Advisors Edge—.60%	$0.914434	$1.342791	$1.576102	$2.828593

M&E Advisors Edge—.75%	$0.912146	$1.319885	$1.549213	$2.780367

M&E DVA—.65%	$—	$—	$24.661193	$25.780807

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

7

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	VA International Value Subaccount	VA Short-Term Fixed Subaccount	VA U.S. Large Value Subaccount	VA U.S. Targeted Value Subaccount
Assets
Investment in securities:
Number of shares	6,057,616.572	7,532,352.135	5,808,376.899	5,337,074.214

Cost	$75,792,474	$77,212,447	$86,662,014	$59,333,294

Investments in mutual funds,
Level 1 quoted prices at net asset value	$67,360,697	$76,829,992	$99,613,664	$69,755,560
Receivable for units sold	25	—	92	—

Total assets	67,360,722	76,829,992	99,613,756	69,755,560

Liabilities
Payable for units redeemed	—	246	—	24

Total Net Assets	$67,360,722	$76,829,746	$99,613,756	$69,755,536

Net Assets:
Deferred annuity contracts terminable by owners	$67,360,722	$76,829,746	$99,613,756	$69,755,536

Total Net Assets	$67,360,722	$76,829,746	$99,613,756	$69,755,536

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	—	—	—

M&E Advisors Edge Select—1.45%	—	—	—	—

M&E Advisors Edge Select—1.50%—B	—	—	—	—

M&E Advisors Edge Select—1.60%	—	—	—	—

M&E Advisors Edge Select Symmetry—1.45%	2,182,787	5,258,539	2,926,366	2,908,411

M&E Advisors Edge—.65%—A	206,502	469,609	208,609	110,423

M&E Advisors Edge—.65%—B	40,712	50,803	41,736	30,118

M&E Advisors Edge—.55%	14,138,352	26,323,983	25,850,420	16,843,815

M&E Advisors Edge—.60%	13,373,933	19,573,288	22,270,726	11,489,108

M&E Advisors Edge—.75%	2,508,297	4,472,939	4,801,596	1,962,559

M&E DVA—.65%	99,891	147,060	116,792	70,143

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

8

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	VA International Value Subaccount	VA Short-Term Fixed Subaccount	VA U.S. Large Value Subaccount	VA U.S. Targeted Value Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$—	$—	$—

M&E Advisors Edge Select—1.45%	$—	$—	$—	$—

M&E Advisors Edge Select—1.50%—B	$—	$—	$—	$—

M&E Advisors Edge Select—1.60%	$—	$—	$—	$—

M&E Advisors Edge Select Symmetry—1.45%	$1.258722	$1.083310	$1.282756	$1.277062

M&E Advisors Edge—.65%—A	$27.095590	$16.053950	$36.980959	$47.197896

M&E Advisors Edge—.65%—B	$27.095590	$16.053950	$36.980959	$47.197896

M&E Advisors Edge—.55%	$1.604747	$1.167158	$1.546517	$1.473142

M&E Advisors Edge—.60%	$2.053088	$1.238827	$1.567396	$2.331478

M&E Advisors Edge—.75%	$2.018047	$1.217407	$1.540675	$2.291678

M&E DVA—.65%	$27.095590	$16.053950	$36.980959	$47.197896

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

9

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Dreyfus VIF- Growth and Income Subaccount	Dreyfus VIF- Quality Bond Subaccount	Dreyfus VIF- Appreciation Subaccount	Dreyfus Socially Responsible Growth Subaccount
Assets
Investment in securities:
Number of shares	34,207.797	36,242.634	2,106.099	51,854.431

Cost	$681,680	$404,676	$61,333	$1,312,752

Investments in mutual funds, Level 1 quoted prices at net asset value	$754,966	$448,684	$84,771	$1,722,105
Receivable for units sold	—	—	5	—

Total assets	754,966	448,684	84,776	1,722,105

Liabilities
Payable for units redeemed	1	7	—	—

Total Net Assets	$754,965	$448,677	$84,776	$1,722,105

Net Assets:
Deferred annuity contracts terminable by owners	$754,965	$448,677	$84,776	$1,722,105

Total Net Assets	$754,965	$448,677	$84,776	$1,722,105

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	—	—	—

M&E Advisors Edge Select—1.45%	—	—	8,719	—

M&E Advisors Edge Select—1.50%—B	—	—	—	—

M&E Advisors Edge Select—1.60%	—	—	5,745	—

M&E Advisors Edge Select Symmetry—1.45%	—	—	—	—

M&E Advisors Edge—.65%—A	—	—	—	—

M&E Advisors Edge—.65%—B	—	—	—	17,752

M&E Advisors Edge—.55%	—	—	15,468	71,379

M&E Advisors Edge—.60%	—	—	25,579	94,647

M&E Advisors Edge—.75%	—	—	4,019	—

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	23,852	18,446	—	—

M&E Marquee—.80%	3,818	767	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	36,545

M&E Prism—.80%	—	—	—	25,090

10

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Dreyfus VIF- Growth and Income Subaccount	Dreyfus VIF- Quality Bond Subaccount	Dreyfus VIF- Appreciation Subaccount	Dreyfus Socially Responsible Growth Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$—	$—	$—

M&E Advisors Edge Select—1.45%	$—	$—	$1.312099	$0.990967

M&E Advisors Edge Select—1.50%—B	$—	$—	$1.304659	$0.985343

M&E Advisors Edge Select—1.60%	$—	$—	$1.289905	$0.974237

M&E Advisors Edge Select Symmetry—1.45%	$—	$—	$1.312099	$0.990967

M&E Advisors Edge—.65%—A	$—	$—	$—	$—

M&E Advisors Edge—.65%—B	$—	$—	$1.437709	$1.085876

M&E Advisors Edge—.55%	$—	$—	$1.501478	$1.371760

M&E Advisors Edge—.60%	$—	$—	$1.445966	$1.092099

M&E Advisors Edge—.75%	$—	$—	$1.421322	$1.073479

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$26.739783	$23.220809	$—	$—

M&E Marquee—.80%	$30.689992	$26.526810	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$22.746465

M&E Prism—.80%	$—	$—	$—	$26.715445

See accompanying notes.

11

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Federated Capital Appreciation Subaccount	Federated Fund for U.S. Government Securities Subaccount	Federated High Income Bond Subaccount	Federated Managed Volatility Subaccount
Assets
Investment in securities:
Number of shares	187,562.330	793,827.125	1,277,681.276	172,308.892

Cost	$1,109,127	$9,104,652	$8,624,923	$1,560,730

Investments in mutual funds, Level 1 quoted prices at net asset value	$1,172,264	$9,168,703	$9,160,975	$1,647,273
Receivable for units sold	—	15	—	10

Total assets	1,172,264	9,168,718	9,160,975	1,647,283

Liabilities
Payable for units redeemed	6	—	—	—

Total Net Assets	$1,172,258	$9,168,718	$9,160,975	$1,647,283

Net Assets:
Deferred annuity contracts terminable by owners	$1,172,258	$9,168,718	$9,160,975	$1,647,283

Total Net Assets	$1,172,258	$9,168,718	$9,160,975	$1,647,283

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	49,651	681,710	114,169	105,288

M&E Advisors Edge Select—1.45%	295,297	155,793	135,360	37,561

M&E Advisors Edge Select—1.50%—B	33,986	13,580	25,965	8,390

M&E Advisors Edge Select—1.60%	21,737	11,934	24,282	—

M&E Advisors Edge Select Symmetry—1.45%	—	60,941	—	—

M&E Advisors Edge—.65%—A	335,361	47,362	35,423	12,068

M&E Advisors Edge—.65%—B	25,781	20,413	35,898	1,069

M&E Advisors Edge—.55%	104,705	1,806,936	1,577,501	161,015

M&E Advisors Edge—.60%	136,328	1,660,435	1,202,277	447,400

M&E Advisors Edge—.75%	55,221	674,806	277,923	132,260

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

12

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Federated Capital Appreciation Subaccount	Federated Fund for U.S. Government Securities Subaccount	Federated High Income Bond Subaccount	Federated Managed Volatility Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$1.090988	$1.584471	$2.039614	$1.199168

M&E Advisors Edge Select—1.45%	$1.092508	$1.440517	$2.123766	$1.360516

M&E Advisors Edge Select—1.50%—B	$1.090988	$1.584471	$2.039614	$1.199168

M&E Advisors Edge Select—1.60%	$1.087986	$1.416213	$2.087941	$1.337535

M&E Advisors Edge Select Symmetry—1.45%	$1.092508	$1.440517	$2.123766	$1.360516

M&E Advisors Edge—.65%—A	$1.117108	$22.339823	$29.200189	$22.770881

M&E Advisors Edge—.65%—B	$1.117108	$22.339823	$29.200189	$22.770881

M&E Advisors Edge—.55%	$1.120234	$1.402897	$1.902388	$1.832118

M&E Advisors Edge—.60%	$1.118662	$1.587503	$2.340543	$1.499321

M&E Advisors Edge—.75%	$1.113969	$1.560402	$2.300638	$1.473773

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

13

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Federated Prime Money Subaccount	Fidelity VIP Asset ManagerSM Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Mid Cap Subaccount
Assets
Investment in securities:
Number of shares	21,257,396.630	67,900.323	369,367.449	59,517.061

Cost	$21,257,396	$966,426	$8,370,002	$1,931,929

Investments in mutual funds, Level 1 quoted prices at net asset value	$21,257,396	$1,030,048	$9,766,075	$1,818,247
Receivable for units sold	—	8	9	2

Total assets	21,257,396	1,030,056	9,766,084	1,818,249

Liabilities
Payable for units redeemed	167	—	—	—

Total Net Assets	$21,257,229	$1,030,056	$9,766,084	$1,818,249

Net Assets:
Deferred annuity contracts terminable by owners	$21,257,229	$1,030,056	$9,766,084	$1,818,249

Total Net Assets	$21,257,229	$1,030,056	$9,766,084	$1,818,249

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	803,530	—	—	—

M&E Advisors Edge Select—1.45%	331,779	—	1,085,489	9,435

M&E Advisors Edge Select—1.50%—B	59,047	—	317,965	1,919

M&E Advisors Edge Select—1.60%	31,560	—	161,237	3,755

M&E Advisors Edge Select Symmetry—1.45%	147,952	—	3,583	2,639

M&E Advisors Edge—.65%—A	100,317	—	—	—

M&E Advisors Edge—.65%—B	72,235	—	72,164	27,451

M&E Advisors Edge—.55%	4,770,516	—	2,794,767	214,277

M&E Advisors Edge—.60%	7,752,347	—	2,901,678	543,639

M&E Advisors Edge—.75%	2,574,669	—	755,703	100,494

M&E DVA—.65%	19,620	—	—	—

M&E Marquee—1.40%	—	36,402	—	—

M&E Marquee—.80%	—	683	—	—

M&E Personal Manager—1.40%	—	4,191	—	—

M&E Personal Manager—.80%	—	1,264	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

14

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Federated Prime Money Subaccount	Fidelity VIP Asset ManagerSM Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Mid Cap Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$1.119249	$—	$—	$—

M&E Advisors Edge Select—1.45%	$1.024908	$—	$1.153214	$1.874327

M&E Advisors Edge Select—1.50%—B	$1.119249	$—	$1.149431	$1.866355

M&E Advisors Edge Select—1.60%	$1.007579	$—	$1.141910	$1.850464

M&E Advisors Edge Select Symmetry—1.45%	$1.024908	$—	$1.153214	$1.874327

M&E Advisors Edge—.65%—A	$14.837994	$—	$—	$—

M&E Advisors Edge—.65%—B	$14.837994	$—	$1.215818	$2.007507

M&E Advisors Edge—.55%	$1.111853	$—	$1.223888	$2.024892

M&E Advisors Edge—.60%	$1.129267	$—	$1.219851	$2.016189

M&E Advisors Edge—.75%	$1.110226	$—	$1.207777	$1.990295

M&E DVA—.65%	$14.828777	$—	$—	$—

M&E Marquee—1.40%	$—	$24.026777	$—	$—

M&E Marquee—.80%	$—	$27.126736	$—	$—

M&E Personal Manager—1.40%	$—	$24.429760	$—	$—

M&E Personal Manager—.80%	$—	$27.311264	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

15

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Fidelity VIP Money Market Subaccount	Fidelity VIP Value Strategies Subaccount	Fidelity VIP Equity- Income Subaccount	Fidelity VIP Growth Subaccount
Assets
Investment in securities:
Number of shares	3,932,986.130	115,390.105	93,363.550	34,050.219

Cost	$3,932,986	$1,028,174	$2,114,240	$1,176,015

Investments in mutual funds, Level 1 quoted prices at net asset value	$3,932,986	$1,281,984	$1,861,669	$1,431,812
Receivable for units sold	3	9	—	—

Total assets	3,932,989	1,281,993	1,861,669	1,431,812

Liabilities
Payable for units redeemed	—	—	1	—

Total Net Assets	$3,932,989	$1,281,993	$1,861,668	$1,431,812

Net Assets:
Deferred annuity contracts terminable by owners	$3,932,989	$1,281,993	$1,861,668	$1,431,812

Total Net Assets	$3,932,989	$1,281,993	$1,861,668	$1,431,812

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	—	—	—

M&E Advisors Edge Select—1.45%	—	42,754	—	—

M&E Advisors Edge Select—1.50%—B	—	32,475	—	—

M&E Advisors Edge Select—1.60%	—	101,837	—	—

M&E Advisors Edge Select Symmetry—1.45%	—	50,630	—	—

M&E Advisors Edge—.65%—A	—	—	—	—

M&E Advisors Edge—.65%—B	—	120,230	—	—

M&E Advisors Edge—.55%	—	137,001	—	—

M&E Advisors Edge—.60%	—	310,660	—	—

M&E Advisors Edge—.75%	—	58,653	—	—

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	95,984	—	63,658	47,650

M&E Marquee—.80%	163,497	—	606	2,389

M&E Personal Manager—1.40%	1,250	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

16

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Fidelity VIP Money Market Subaccount	Fidelity VIP Value Strategies Subaccount	Fidelity VIP Equity- Income Subaccount	Fidelity VIP Growth Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$—	$—	$—

M&E Advisors Edge Select—1.45%	$—	$1.425236	$—	$—

M&E Advisors Edge Select—1.50%—B	$—	$1.419112	$—	$—

M&E Advisors Edge Select—1.60%	$—	$1.407052	$—	$—

M&E Advisors Edge Select Symmetry—1.45%	$—	$1.425236	$—	$—

M&E Advisors Edge—.65%—A	$—	$—	$—	$—

M&E Advisors Edge—.65%—B	$—	$1.526504	$—	$—

M&E Advisors Edge—.55%	$—	$1.539713	$—	$—

M&E Advisors Edge—.60%	$—	$1.533122	$—	$—

M&E Advisors Edge—.75%	$—	$1.513439	$—	$—

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$14.079032	$—	$28.932937	$28.384157

M&E Marquee—.80%	$15.681362	$—	$32.741763	$33.186022

M&E Personal Manager—1.40%	$14.205783	$—	$—	$—

M&E Personal Manager—.80%	$14.879278	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

17

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	NVIT Developing Markets Subaccount	TA Asset Allocation- Conservative Subaccount	TA Asset Allocation- Growth Subaccount	TA Asset Allocation- Moderate Growth Subaccount
Assets
Investment in securities:
Number of shares	1,108,773.682	227,405.128	141,071.559	181,824.604

Cost	$6,636,415	$2,351,476	$1,141,122	$1,939,592

Investments in mutual funds, Level 1 quoted prices at net asset value	$6,985,275	$2,430,961	$1,272,466	$1,989,161
Receivable for units sold	3	6	12	1

Total assets	6,985,278	2,430,967	1,272,478	1,989,162

Liabilities
Payable for units redeemed	—	—	—	—

Total Net Assets	$6,985,278	$2,430,967	$1,272,478	$1,989,162

Net Assets:
Deferred annuity contracts terminable by owners	$6,985,278	$2,430,967	$1,272,478	$1,989,162

Total Net Assets	$6,985,278	$2,430,967	$1,272,478	$1,989,162

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	10,593	—	—	—

M&E Advisors Edge Select—1.45%	55,657	149,491	1,226	272,038

M&E Advisors Edge Select—1.50%—B	2,045	21,069	—	5,142

M&E Advisors Edge Select—1.60%	33,247	—	—	—

M&E Advisors Edge Select Symmetry—1.45%	23,717	—	—	—

M&E Advisors Edge—.65%—A	17,676	—	—	—

M&E Advisors Edge—.65%—B	9,623	—	—	7,784

M&E Advisors Edge—.55%	1,632,675	512,850	430,733	734,435

M&E Advisors Edge—.60%	757,612	682,689	376,806	154,356

M&E Advisors Edge—.75%	195,471	163,027	50,740	124,754

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

18

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	NVIT Developing Markets Subaccount	TA Asset Allocation- Conservative Subaccount	TA Asset Allocation- Growth Subaccount	TA Asset Allocation- Moderate Growth Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$2.963399	$—	$—	$—

M&E Advisors Edge Select—1.45%	$2.605166	$1.520816	$1.396654	$1.491184

M&E Advisors Edge Select—1.50%—B	$2.963399	$1.512767	$1.389338	$1.483329

M&E Advisors Edge Select—1.60%	$2.561051	$1.496968	$1.374791	$1.467847

M&E Advisors Edge Select Symmetry—1.45%	$2.605166	$1.520816	$1.396654	$1.491184

M&E Advisors Edge—.65%—A	$20.561296	$—	$—	$—

M&E Advisors Edge—.65%—B	$20.561296	$1.654920	$1.519899	$1.622696

M&E Advisors Edge—.55%	$2.062810	$1.499440	$1.436428	$1.512914

M&E Advisors Edge—.60%	$2.870961	$1.663728	$1.527955	$1.631336

M&E Advisors Edge—.75%	$2.822010	$1.637441	$1.503869	$1.605574

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

19

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	TA Asset Allocation- Moderate Subaccount	TA BlackRock Large Cap Value Subaccount	TA Clarion Global Real Estate Securities Subaccount	TA Efficient Markets Subaccount
Assets
Investment in securities:
Number of shares	445,543.828	178,232.974	305,229.476	70,589.447

Cost	$4,783,706	$2,500,654	$3,055,091	$913,025

Investments in mutual funds, Level 1 quoted prices at net asset value	$4,869,794	$2,687,753	$3,638,335	$970,605
Receivable for units sold	6	—	—	—

Total assets	4,869,800	2,687,753	3,638,335	970,605

Liabilities
Payable for units redeemed	—	6	9	3

Total Net Assets	$4,869,800	$2,687,747	$3,638,326	$970,602

Net Assets:
Deferred annuity contracts terminable by owners	$4,869,800	$2,687,747	$3,638,326	$970,602

Total Net Assets	$4,869,800	$2,687,747	$3,638,326	$970,602

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	—	21,215	—

M&E Advisors Edge Select—1.45%	354,459	914,080	59,347	—

M&E Advisors Edge Select—1.50%—B	6,149	240,315	6,085	—

M&E Advisors Edge Select—1.60%	783	35,346	12,410	18,485

M&E Advisors Edge Select Symmetry—1.45%	—	—	—	—

M&E Advisors Edge—.65%—A	—	—	12,267	—

M&E Advisors Edge—.65%—B	53,023	10,939	22,191	—

M&E Advisors Edge—.55%	1,934,548	575,402	378,122	489,563

M&E Advisors Edge—.60%	648,264	265,685	366,088	12,716

M&E Advisors Edge—.75%	98,464	140,873	115,864	131,744

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

20

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	TA Asset Allocation- Moderate Subaccount	TA BlackRock Large Cap Value Subaccount	TA Clarion Global Real Estate Securities Subaccount	TA Efficient Markets Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$—	$3.135145	$—

M&E Advisors Edge Select—1.45%	$1.537253	$1.216860	$2.599594	$1.437765

M&E Advisors Edge Select—1.50%—B	$1.529176	$1.215017	$3.135145	$1.434824

M&E Advisors Edge Select—1.60%	$1.513179	$1.211264	$2.555647	$1.428956

M&E Advisors Edge Select Symmetry—1.45%	$1.537253	$1.216860	$2.599594	$1.437765

M&E Advisors Edge—.65%—A	$—	$—	$35.171703	$—

M&E Advisors Edge—.65%—B	$1.672840	$1.247293	$35.171703	$1.485671

M&E Advisors Edge—.55%	$1.536502	$1.251171	$2.062127	$1.491801

M&E Advisors Edge—.60%	$1.681736	$1.249223	$2.864825	$1.488730

M&E Advisors Edge—.75%	$1.655157	$1.243464	$2.815938	$1.479582

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

21

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	TA JPMorgan Enhanced Index Subaccount	TA MFS International Equity Subaccount	TA Morgan Stanley Active International Allocation Subaccount	TA Morgan Stanley Capital Growth Subaccount
Assets
Investment in securities:
Number of shares	274,599.287	311,226.691	133,876.151	6,173.247

Cost	$2,983,953	$1,796,953	$1,366,916	$67,215

Investments in mutual funds, Level 1 quoted prices at net asset value	$3,693,361	$2,324,864	$1,479,331	$63,708
Receivable for units sold	—	9	—	8

Total assets	3,693,361	2,324,873	1,479,331	63,716

Liabilities
Payable for units redeemed	8	—	14	—

Total Net Assets	$3,693,353	$2,324,873	$1,479,317	$63,716

Net Assets:
Deferred annuity contracts terminable by owners	$3,693,353	$2,324,873	$1,479,317	$63,716

Total Net Assets	$3,693,353	$2,324,873	$1,479,317	$63,716

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	137,670	—	137,873	—

M&E Advisors Edge Select—1.45%	40,339	55,874	98,819	—

M&E Advisors Edge Select—1.50%—B	11,057	—	9,564	24,118

M&E Advisors Edge Select—1.60%	—	40,085	27,446	7,003

M&E Advisors Edge Select Symmetry—1.45%	47,755	—	—	—

M&E Advisors Edge—.65%—A	146,330	—	35,716	—

M&E Advisors Edge—.65%—B	435	201,284	3,043	—

M&E Advisors Edge—.55%	171,692	227,121	174,046	—

M&E Advisors Edge—.60%	486,489	773,830	191,603	1,767

M&E Advisors Edge—.75%	97,919	83,390	19,936	15,149

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

22

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	TA JPMorgan Enhanced Index Subaccount	TA MFS International Equity Subaccount	TA Morgan Stanley Active International Allocation Subaccount	TA Morgan Stanley Capital Growth Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$1.280160	$—	$1.295805	$—

M&E Advisors Edge Select—1.45%	$1.183384	$1.550441	$1.361443	$1.294436

M&E Advisors Edge Select—1.50%—B	$1.280160	$1.542246	$1.295805	$1.287100

M&E Advisors Edge Select—1.60%	$1.163368	$1.526066	$1.338446	$1.272513

M&E Advisors Edge Select Symmetry—1.45%	$1.183384	$1.550441	$1.361443	$1.294436

M&E Advisors Edge—.65%—A	$16.299394	$—	$13.942953	$—

M&E Advisors Edge—.65%—B	$16.299394	$1.687156	$13.942953	$1.418360

M&E Advisors Edge—.55%	$1.435770	$1.698287	$1.492111	$1.443767

M&E Advisors Edge—.60%	$1.304224	$1.696172	$1.500369	$1.426504

M&E Advisors Edge—.75%	$1.281948	$1.669358	$1.474810	$1.402219

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

23

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	TA Morgan Stanley Mid-Cap Growth Subaccount	TA Multi-Managed Balanced Subaccount	TA PIMCO Total Return Subaccount	TA Systematic Small/Mid Cap Value Subaccount
Assets
Investment in securities:
Number of shares	45,290.677	210,909.248	5,201,368.104	183,039.529

Cost	$1,287,654	$2,488,977	$61,029,762	$3,455,744

Investments in mutual funds, Level 1 quoted prices at net asset value	$1,270,403	$2,547,784	$62,832,527	$3,197,700
Receivable for units sold	4	2	—	—

Total assets	1,270,407	2,547,786	62,832,527	3,197,700

Liabilities
Payable for units redeemed	—	—	37	23

Total Net Assets	$1,270,407	$2,547,786	$62,832,490	$3,197,677

Net Assets:
Deferred annuity contracts terminable by owners	$1,270,407	$2,547,786	$62,832,490	$3,197,677

Total Net Assets	$1,270,407	$2,547,786	$62,832,490	$3,197,677

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	446,232	—	48,180

M&E Advisors Edge Select—1.45%	68,239	44,492	2,558,988	43,148

M&E Advisors Edge Select—1.50%—B	36,234	—	1,198,465	14,269

M&E Advisors Edge Select—1.60%	43,495	21,539	182,225	16,034

M&E Advisors Edge Select Symmetry—1.45%	11,790	—	43,033	5,774

M&E Advisors Edge—.65%—A	—	383,295	—	15,163

M&E Advisors Edge—.65%—B	118,404	141,200	798,336	2,565

M&E Advisors Edge—.55%	160,815	103,580	9,943,019	549,551

M&E Advisors Edge—.60%	323,870	747,997	20,036,849	296,004

M&E Advisors Edge—.75%	189,881	61,909	2,344,695	184,102

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

24

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	TA Morgan Stanley Mid-Cap Growth Subaccount	TA Multi-Managed Balanced Subaccount	TA PIMCO Total Return Subaccount	TA Systematic Small/Mid Cap Value Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$1.284099	$—	$5.034296

M&E Advisors Edge Select—1.45%	$1.160831	$1.285799	$1.602826	$2.458208

M&E Advisors Edge Select—1.50%—B	$1.154258	$1.284099	$1.594413	$5.034296

M&E Advisors Edge Select—1.60%	$1.141173	$1.280726	$1.577755	$2.416653

M&E Advisors Edge Select Symmetry—1.45%	$1.160831	$1.285799	$1.602826	$2.458208

M&E Advisors Edge—.65%—A	$—	$1.313314	$—	$42.874717

M&E Advisors Edge—.65%—B	$1.271998	$1.313314	$1.744120	$42.874717

M&E Advisors Edge—.55%	$1.755691	$1.316836	$1.598305	$1.222947

M&E Advisors Edge—.60%	$1.279305	$1.315073	$1.753407	$2.709065

M&E Advisors Edge—.75%	$1.257457	$1.309842	$1.725779	$2.662879

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

25

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	TA T. Rowe Price Small Cap Subaccount	TA Vanguard ETF Index-Balanced Subaccount	TA Vanguard ETF Index-Growth Subaccount	TA WMC Diversified Growth Subaccount
Assets
Investment in securities:
Number of shares	690,099.784	292,809.421	282,709.609	242,423.156

Cost	$6,598,906	$3,155,122	$2,812,083	$4,959,924

Investments in mutual funds, Level 1 quoted prices at net asset value	$7,114,929	$3,176,982	$2,733,802	$5,888,459
Receivable for units sold	—	—	—	39

Total assets	7,114,929	3,176,982	2,733,802	5,888,498

Liabilities
Payable for units redeemed	7	7	2	—

Total Net Assets	$7,114,922	$3,176,975	$2,733,800	$5,888,498

Net Assets:
Deferred annuity contracts terminable by owners	$7,114,922	$3,176,975	$2,733,800	$5,888,498

Total Net Assets	$7,114,922	$3,176,975	$2,733,800	$5,888,498

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	—	—	909,508

M&E Advisors Edge Select—1.45%	297,981	1,672	—	342,884

M&E Advisors Edge Select—1.50%—B	137,129	—	—	67,579

M&E Advisors Edge Select—1.60%	20,198	—	669,771	105,336

M&E Advisors Edge Select Symmetry—1.45%	17,799	—	—	3,209

M&E Advisors Edge—.65%—A	—	—	—	529,104

M&E Advisors Edge—.65%—B	40,920	—	—	231,894

M&E Advisors Edge—.55%	2,301,892	627,703	379,346	694,903

M&E Advisors Edge—.60%	1,713,709	2,128,984	1,351,292	1,139,254

M&E Advisors Edge—.75%	537,162	—	109,294	326,944

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

26

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	TA T. Rowe Price Small Cap Subaccount	TA Vanguard ETF Index-Balanced Subaccount	TA Vanguard ETF Index-Growth Subaccount	TA WMC Diversified Growth Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$—	$—	$1.262606

M&E Advisors Edge Select—1.45%	$1.333909	$1.106830	$1.060048	$1.269770

M&E Advisors Edge Select—1.50%—B	$1.329547	$1.104278	$1.057566	$1.262606

M&E Advisors Edge Select—1.60%	$1.320818	$1.099210	$1.052742	$1.248268

M&E Advisors Edge Select Symmetry—1.45%	$1.333909	$1.106830	$1.060048	$1.269770

M&E Advisors Edge—.65%—A	$—	$—	$—	$1.391316

M&E Advisors Edge—.65%—B	$1.406325	$1.148521	$1.099977	$1.391316

M&E Advisors Edge—.55%	$1.415681	$1.153884	$1.105100	$1.411978

M&E Advisors Edge—.60%	$1.410962	$1.151172	$1.102518	$1.399332

M&E Advisors Edge—.75%	$1.397032	$1.143222	$1.094879	$1.375473

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

27

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	T. Rowe Price Equity Income Subaccount	T. Rowe Price New America Growth Subaccount	T. Rowe Price International Stock Subaccount	Vanguard Equity Index Subaccount
Assets
Investment in securities:
Number of shares	73,792.970	47,841.630	56,727.390	2,430,349.858

Cost	$1,522,794	$844,344	$853,751	$54,497,207

Investments in mutual funds, Level 1 quoted prices at net asset value	$1,643,369	$1,084,570	$788,511	$60,588,622
Receivable for units sold	1	—	—	—

Total assets	1,643,370	1,084,570	788,511	60,588,622

Liabilities
Payable for units redeemed	—	7	—	13

Total Net Assets	$1,643,370	$1,084,563	$788,511	$60,588,609

Net Assets:
Deferred annuity contracts terminable by owners	$1,643,370	$1,084,563	$788,511	$60,588,609

Total Net Assets	$1,643,370	$1,084,563	$788,511	$60,588,609

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	—	—	—

M&E Advisors Edge Select—1.45%	—	—	—	497,403

M&E Advisors Edge Select—1.50%—B	—	—	—	243,981

M&E Advisors Edge Select—1.60%	—	—	—	147,861

M&E Advisors Edge Select Symmetry—1.45%	—	—	—	2,647,233

M&E Advisors Edge—.65%—A	—	—	—	—

M&E Advisors Edge—.65%—B	—	—	—	591,928

M&E Advisors Edge—.55%	—	—	—	18,432,418

M&E Advisors Edge—.60%	—	—	—	15,876,312

M&E Advisors Edge—.75%	—	—	—	2,755,534

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	46,590	35,019	45,501	—

M&E Marquee—.80%	3	443	1,203	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

28

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	T. Rowe Price Equity Income Subaccount	T. Rowe Price New America Growth Subaccount	T. Rowe Price International Stock Subaccount	Vanguard Equity Index Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$—	$—	$—

M&E Advisors Edge Select—1.45%	$—	$—	$—	$1.384066

M&E Advisors Edge Select—1.50%—B	$—	$—	$—	$1.376824

M&E Advisors Edge Select—1.60%	$—	$—	$—	$1.362412

M&E Advisors Edge Select Symmetry—1.45%	$—	$—	$—	$1.384066

M&E Advisors Edge—.65%—A	$—	$—	$—	$—

M&E Advisors Edge—.65%—B	$—	$—	$—	$1.506201

M&E Advisors Edge—.55%	$—	$—	$—	$1.446429

M&E Advisors Edge—.60%	$—	$—	$—	$1.514180

M&E Advisors Edge—.75%	$—	$—	$—	$1.490280

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$35.270679	$30.547986	$16.826238	$—

M&E Marquee—.80%	$40.074401	$33.411102	$19.033899	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

29

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Vanguard International Subaccount	Vanguard Mid-Cap Index Subaccount	Vanguard REIT Index Subaccount	Vanguard Short- Term Investment Grade Subaccount
Assets
Investment in securities:
Number of shares	561,526.919	862,643.077	1,919,029.996	4,291,348.353

Cost	$9,089,166	$10,801,978	$16,027,948	$46,111,044

Investments in mutual funds, Level 1 quoted prices at net asset value	$10,304,019	$13,914,433	$23,258,644	$46,732,783
Receivable for units sold	4	8	—	86

Total assets	10,304,023	13,914,441	23,258,644	46,732,869

Liabilities
Payable for units redeemed	—	—	28	—

Total Net Assets	$10,304,023	$13,914,441	$23,258,616	$46,732,869

Net Assets:
Deferred annuity contracts terminable by owners	$10,304,023	$13,914,441	$23,258,616	$46,732,869

Total Net Assets	$10,304,023	$13,914,441	$23,258,616	$46,732,869

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	—	—	—

M&E Advisors Edge Select—1.45%	560,915	824,140	135,908	1,178,778

M&E Advisors Edge Select—1.50%—B	75,422	216,028	2,653	580,493

M&E Advisors Edge Select—1.60%	154,749	101,736	26,304	56,894

M&E Advisors Edge Select Symmetry—1.45%	18,713	13,932	780,779	112,414

M&E Advisors Edge—.65%—A	—	—	—	—

M&E Advisors Edge—.65%—B	43,921	57,274	265,581	1,276,723

M&E Advisors Edge—.55%	4,552,740	2,901,022	4,157,861	16,155,984

M&E Advisors Edge—.60%	3,868,746	2,321,967	3,662,517	11,377,791

M&E Advisors Edge—.75%	1,147,030	1,056,561	721,930	2,627,656

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	—

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

30

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Vanguard International Subaccount	Vanguard Mid-Cap Index Subaccount	Vanguard REIT Index Subaccount	Vanguard Short- Term Investment Grade Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$—	$—	$—

M&E Advisors Edge Select—1.45%	$0.945844	$1.770251	$2.386693	$1.333612

M&E Advisors Edge Select—1.50%—B	$0.943167	$1.760970	$2.374175	$1.326639

M&E Advisors Edge Select—1.60%	$0.937912	$1.742543	$2.349345	$1.312731

M&E Advisors Edge Select Symmetry—1.45%	$0.945844	$1.770251	$2.386693	$1.333612

M&E Advisors Edge—.65%—A	$—	$—	$—	$—

M&E Advisors Edge—.65%—B	$0.989295	$1.926416	$2.597295	$1.451222

M&E Advisors Edge—.55%	$0.994896	$1.810399	$2.139181	$1.358063

M&E Advisors Edge—.60%	$0.992100	$1.936692	$2.611087	$1.458923

M&E Advisors Edge—.75%	$0.983734	$1.906061	$2.569938	$1.435940

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$—

M&E Personal Manager—.80%	$—	$—	$—	$—

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

31

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Vanguard Total Bond Market Index Subaccount	Wanger International Subaccount	Wanger USA Subaccount	WFAVT Discovery Subaccount
Assets
Investment in securities:
Number of shares	3,915,598.524	195,346.900	190,899.444	156.564

Cost	$46,412,811	$6,146,283	$5,328,635	$1,956

Investments in mutual funds, Level 1 quoted prices at net asset value	$48,788,357	$6,092,870	$6,460,036	$3,939
Receivable for units sold	28	5	—	—

Total assets	48,788,385	6,092,875	6,460,036	3,939

Liabilities
Payable for units redeemed	—	—	6	6

Total Net Assets	$48,788,385	$6,092,875	$6,460,030	$3,933

Net Assets:
Deferred annuity contracts terminable by owners	$48,788,385	$6,092,875	$6,460,030	$3,933

Total Net Assets	$48,788,385	$6,092,875	$6,460,030	$3,933

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	—	174,247	20,154	—

M&E Advisors Edge Select—1.45%	2,850,488	296,981	176,974	—

M&E Advisors Edge Select—1.50%—B	1,203,099	63,935	42,457	—

M&E Advisors Edge Select—1.60%	71,013	72,186	30,542	—

M&E Advisors Edge Select Symmetry—1.45%	143,550	6,293	4,580	—

M&E Advisors Edge—.65%—A	—	9,428	14,380	—

M&E Advisors Edge—.65%—B	248,744	3,448	12,471	—

M&E Advisors Edge—.55%	11,809,157	620,223	950,498	—

M&E Advisors Edge—.60%	12,431,911	466,815	1,119,696	—

M&E Advisors Edge—.75%	2,249,109	217,048	297,079	—

M&E DVA—.65%	—	—	—	—

M&E Marquee—1.40%	—	—	—	—

M&E Marquee—.80%	—	—	—	—

M&E Personal Manager—1.40%	—	—	—	100

M&E Personal Manager—.80%	—	—	—	—

M&E Prism—1.40%	—	—	—	—

M&E Prism—.80%	—	—	—	—

32

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

	Vanguard Total Bond Market Index Subaccount	Wanger International Subaccount	Wanger USA Subaccount	WFAVT Discovery Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$—	$4.139805	$2.529301	$—

M&E Advisors Edge Select—1.45%	$1.505828	$2.479672	$1.882124	$—

M&E Advisors Edge Select—1.50%—B	$1.497999	$4.139805	$2.529301	$—

M&E Advisors Edge Select—1.60%	$1.482308	$2.437791	$1.850258	$—

M&E Advisors Edge Select Symmetry—1.45%	$1.505828	$2.479672	$1.882124	$—

M&E Advisors Edge—.65%—A	$—	$65.102210	$49.901662	$—

M&E Advisors Edge—.65%—B	$1.638680	$65.102210	$49.901662	$—

M&E Advisors Edge—.55%	$1.510573	$2.389405	$1.720615	$—

M&E Advisors Edge—.60%	$1.647334	$2.732715	$2.074156	$—

M&E Advisors Edge—.75%	$1.621380	$2.686083	$2.038812	$—

M&E DVA—.65%	$—	$—	$—	$—

M&E Marquee—1.40%	$—	$—	$—	$—

M&E Marquee—.80%	$—	$—	$—	$—

M&E Personal Manager—1.40%	$—	$—	$—	$39.457855

M&E Personal Manager—.80%	$—	$—	$—	$43.985702

M&E Prism—1.40%	$—	$—	$—	$—

M&E Prism—.80%	$—	$—	$—	$—

See accompanying notes.

33

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

WFAVT Small Cap Value Subaccount
Assets
Investment in securities:
Number of shares	199,299.984

Cost	$1,734,018

Investments in mutual funds, Level 1 quoted prices at net asset value	$1,873,419
Receivable for units sold	8

Total assets	1,873,427

Liabilities
Payable for units redeemed	—

Total Net Assets	$1,873,427

Net Assets:
Deferred annuity contracts terminable by owners	$1,873,427

Total Net Assets	$1,873,427

Accumulation units outstanding:
M&E Advisors Edge Select—1.50%—A	139,704

M&E Advisors Edge Select—1.45%	271,115

M&E Advisors Edge Select—1.50%—B	62,624

M&E Advisors Edge Select—1.60%	19,898

M&E Advisors Edge Select Symmetry—1.45%	11,273

M&E Advisors Edge—.65%—A	5,197

M&E Advisors Edge—.65%—B	5,541

M&E Advisors Edge—.55%	176,818

M&E Advisors Edge—.60%	234,558

M&E Advisors Edge—.75%	85,278

M&E DVA—.65%	—

M&E Marquee—1.40%	—

M&E Marquee—.80%	—

M&E Personal Manager—1.40%	—

M&E Personal Manager—.80%	—

M&E Prism—1.40%	—

M&E Prism—.80%	—

34

Monumental Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2012

WFAVT Small Cap Value Subaccount
Accumulation unit value:
M&E Advisors Edge Select—1.50%—A	$1.919814

M&E Advisors Edge Select—1.45%	$1.514817

M&E Advisors Edge Select—1.50%—B	$1.919814

M&E Advisors Edge Select—1.60%	$1.489206

M&E Advisors Edge Select Symmetry—1.45%	$1.514817

M&E Advisors Edge—.65%—A	$18.628198

M&E Advisors Edge—.65%—B	$18.628198

M&E Advisors Edge—.55%	$1.674364

M&E Advisors Edge—.60%	$1.669415

M&E Advisors Edge—.75%	$1.640892

M&E DVA—.65%	$—

M&E Marquee—1.40%	$—

M&E Marquee—.80%	$—

M&E Personal Manager—1.40%	$—

M&E Personal Manager—.80%	$—

M&E Prism—1.40%	$—

M&E Prism—.80%	$—

See accompanying notes.

35

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	AllianceBernstein Global Thematic Growth Subaccount	AllianceBernstein Growth Subaccount	AllianceBernstein Large Cap Growth Subaccount	Calvert VP EAFE International Index Subaccount
Net Assets as of January 1, 2011	$45,652	$99,580	$29,651	$2,845,839

Investment income:
Dividends	143	—	26	61,419
Investment expenses:
Mortality and expense risk and other charges	508	943	252	30,869

Net investment income (loss)	(365)	(943)	(226)	30,550
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	553	(8)	48	8,000

Net realized capital gains (losses) on investments	553	(8)	48	8,000
Net change in unrealized appreciation (depreciation)	(11,141)	1,590	(1,153)	(407,200)

Net gain (loss) on investment	(10,588)	1,582	(1,105)	(399,200)
Increase (decrease) in net assets from operations	(10,953)	639	(1,331)	(368,650)

Increase (decrease) in net assets from contract transactions	(822)	(15,933)	(342)	(146,470)

Total increase (decrease) in net assets	(11,775)	(15,294)	(1,673)	(515,120)

Net Assets as of December 31, 2011	$33,877	$84,286	$27,978	$2,330,719

Investment income:
Dividends	—	—	10	55,034
Investment expenses:
Mortality and expense risk and other charges	386	952	268	27,607

Net investment income (loss)	(386)	(952)	(258)	27,427
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	2,142	271	79	(17,249)

Net realized capital gains (losses) on investments	2,142	271	79	(17,249)
Net change in unrealized appreciation (depreciation)	1,462	11,071	4,554	349,339

Net gain (loss) on investment	3,604	11,342	4,633	332,090
Increase (decrease) in net assets from operations	3,218	10,390	4,375	359,517

Increase (decrease) in net assets from contract transactions	(12,058)	(2,977)	(353)	(233,270)

Total increase (decrease) in net assets	(8,840)	7,413	4,022	126,247

Net Assets as of December 31, 2012	$25,037	$91,699	$32,000	$2,456,966

See accompanying notes.

(1)	See footnote 1

36

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Calvert VP Money Market Subaccount	Calvert VP SRI Balanced Subaccount	Calvert VP SRI Mid- Cap Growth Subaccount	Columbia Variable Portfolio-Small Company Growth Subaccount
Net Assets as of January 1, 2011	$3,542,955	$3,896,583	$5,196,101	$4,803,018

Investment income:
Dividends	386	51,342	—	—
Investment expenses:
Mortality and expense risk and other charges	32,756	46,843	61,035	32,267

Net investment income (loss)	(32,370)	4,499	(61,035)	(32,267)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	312,103	—
Realized gain (loss) on investments	—	(33,212)	98,337	78,195

Net realized capital gains (losses) on investments	—	(33,212)	410,440	78,195
Net change in unrealized appreciation (depreciation)	—	156,969	(295,768)	(260,182)

Net gain (loss) on investment	—	123,757	114,672	(181,987)
Increase (decrease) in net assets from operations	(32,370)	128,256	53,637	(214,254)

Increase (decrease) in net assets from contract transactions	(361,959)	(138,164)	(192,497)	(666,723)

Total increase (decrease) in net assets	(394,329)	(9,908)	(138,860)	(880,977)

Net Assets as of December 31, 2011	$3,148,626	$3,886,675	$5,057,241	$3,922,041

Investment income:
Dividends	328	38,411	—	—
Investment expenses:
Mortality and expense risk and other charges	30,849	44,862	62,671	11,521

Net investment income (loss)	(30,521)	(6,451)	(62,671)	(11,521)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	612,730	—
Realized gain (loss) on investments	—	88,533	186,016	802,749

Net realized capital gains (losses) on investments	—	88,533	798,746	802,749
Net change in unrealized appreciation (depreciation)	—	251,812	23,287	(527,851)

Net gain (loss) on investment	—	340,345	822,033	274,898
Increase (decrease) in net assets from operations	(30,521)	333,894	759,362	263,377

Increase (decrease) in net assets from contract transactions	(20,233)	(1,075,192)	(439,349)	(2,788,209)

Total increase (decrease) in net assets	(50,754)	(741,298)	320,013	(2,524,832)

Net Assets as of December 31, 2012	$3,097,872	$3,145,377	$5,377,254	$1,397,209

See accompanying notes.

(1)	See footnote 1

37

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Columbia Variable Portfolio-Mid Cap Growth Subaccount(1)	Columbia Variable Portfolio-Seligman Global Technology Subaccount	VA Global Bond Subaccount	VA International Small Subaccount
Net Assets as of January 1, 2011	$—	$49,290	$92,439,536	$59,837,119

Investment income:
Dividends	—	—	2,685,048	1,556,194
Investment expenses:
Mortality and expense risk and other charges	544	1,277	643,640	359,077

Net investment income (loss)	(544)	(1,277)	2,041,408	1,197,117
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	2,020,522	1,971,513
Realized gain (loss) on investments	(2,585)	10,578	720,856	(1,503,542)

Net realized capital gains (losses) on investments	(2,585)	10,578	2,741,378	467,971
Net change in unrealized appreciation (depreciation)	(20,797)	(21,455)	(952,003)	(10,320,457)

Net gain (loss) on investment	(23,382)	(10,877)	1,789,375	(9,852,486)
Increase (decrease) in net assets from operations	(23,926)	(12,154)	3,830,783	(8,655,369)

Increase (decrease) in net assets from contract transactions	128,322	112,275	4,027,481	(3,143,740)

Total increase (decrease) in net assets	104,396	100,121	7,858,264	(11,799,109)

Net Assets as of December 31, 2011	$104,396	$149,411	$100,297,800	$48,038,010

Investment income:
Dividends	—	—	1,553,763	1,349,190
Investment expenses:
Mortality and expense risk and other charges	813	1,449	646,293	348,185

Net investment income (loss)	(813)	(1,449)	907,470	1,001,005
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	2,210	304	1,294,801	901,258
Realized gain (loss) on investments	(650)	1,504	1,084,290	(2,695,295)

Net realized capital gains (losses) on investments	1,560	1,808	2,379,091	(1,794,037)
Net change in unrealized appreciation (depreciation)	10,100	8,314	831,165	9,897,218

Net gain (loss) on investment	11,660	10,122	3,210,256	8,103,181
Increase (decrease) in net assets from operations	10,847	8,673	4,117,726	9,104,186

Increase (decrease) in net assets from contract transactions	(778)	(13,537)	(9,227,512)	(643,042)

Total increase (decrease) in net assets	10,069	(4,864)	(5,109,786)	8,461,144

Net Assets as of December 31, 2012	$114,465	$144,547	$95,188,014	$56,499,154

See accompanying notes.

(1)	See footnote 1

38

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	VA International Value Subaccount	VA Short-Term Fixed Subaccount	VA U.S. Large Value Subaccount	VA U.S. Targeted Value Subaccount
Net Assets as of January 1, 2011	$71,263,036	$82,676,835	$96,711,017	$76,250,273

Investment income:
Dividends	2,328,719	333,032	1,597,154	514,324
Investment expenses:
Mortality and expense risk and other charges	436,325	584,824	603,747	452,766

Net investment income (loss)	1,892,394	(251,792)	993,407	61,558
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	227,863	—	—
Realized gain (loss) on investments	(2,714,643)	981	(885,050)	(4,124,554)

Net realized capital gains (losses) on investments	(2,714,643)	228,844	(885,050)	(4,124,554)
Net change in unrealized appreciation (depreciation)	(11,718,227)	(179,256)	(3,686,092)	411,955

Net gain (loss) on investment	(14,432,870)	49,588	(4,571,142)	(3,712,599)
Increase (decrease) in net assets from operations	(12,540,476)	(202,204)	(3,577,735)	(3,651,041)

Increase (decrease) in net assets from contract transactions	1,112,134	7,006,035	(3,162,611)	(8,423,418)

Total increase (decrease) in net assets	(11,428,342)	6,803,831	(6,740,346)	(12,074,459)

Net Assets as of December 31, 2011	$59,834,694	$89,480,666	$89,970,671	$64,175,814

Investment income:
Dividends	2,058,054	326,535	1,774,316	985,567
Investment expenses:
Mortality and expense risk and other charges	406,101	545,251	613,349	442,650

Net investment income (loss)	1,651,953	(218,716)	1,160,967	542,917
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	174,657	—	—
Realized gain (loss) on investments	(5,220,813)	(164,284)	(612,279)	(2,651,974)

Net realized capital gains (losses) on investments	(5,220,813)	10,373	(612,279)	(2,651,974)
Net change in unrealized appreciation (depreciation)	13,452,017	378,686	18,085,659	14,075,835

Net gain (loss) on investment	8,231,204	389,059	17,473,380	11,423,861
Increase (decrease) in net assets from operations	9,883,157	170,343	18,634,347	11,966,778

Increase (decrease) in net assets from contract transactions	(2,357,129)	(12,821,263)	(8,991,262)	(6,387,056)

Total increase (decrease) in net assets	7,526,028	(12,650,920)	9,643,085	5,579,722

Net Assets as of December 31, 2012	$67,360,722	$76,829,746	$99,613,756	$69,755,536

See accompanying notes.

(1)	See footnote 1

39

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Dreyfus VIF- Growth and Income Subaccount	Dreyfus VIF- Quality Bond Subaccount	Dreyfus VIF- Appreciation Subaccount	Dreyfus Socially Responsible Growth Subaccount
Net Assets as of January 1, 2011	$1,016,093	$542,700	$85,327	$2,022,329

Investment income:
Dividends	11,642	19,093	1,301	17,109
Investment expenses:
Mortality and expense risk and other charges	12,353	7,121	687	20,312

Net investment income (loss)	(711)	11,972	614	(3,203)
Net realized and unrealized gains (losses) on investments:

Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	996	4,289	(269)	75,499

Net realized capital gains (losses) on investments	996	4,289	(269)	75,499
Net change in unrealized appreciation (depreciation)	(34,417)	11,721	6,297	(74,365)

Net gain (loss) on investment	(33,421)	16,010	6,028	1,134
Increase (decrease) in net assets from operations	(34,132)	27,982	6,642	(2,069)

Increase (decrease) in net assets from contract transactions	(132,300)	(62,626)	(2,314)	(163,212)

Total increase (decrease) in net assets	(166,432)	(34,644)	4,328	(165,281)

Net Assets as of December 31, 2011	$849,661	$508,056	$89,655	$1,857,048

Investment income:
Dividends	11,286	14,512	2,944	14,720
Investment expenses:
Mortality and expense risk and other charges	10,703	6,641	720	19,787

Net investment income (loss)	583	7,871	2,224	(5,067)
Net realized and unrealized gains (losses) on investments:

Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	6,410	8,353	1,562	135,779

Net realized capital gains (losses) on investments	6,410	8,353	1,562	135,779
Net change in unrealized appreciation (depreciation)	124,170	9,992	4,641	59,249

Net gain (loss) on investment	130,580	18,345	6,203	195,028
Increase (decrease) in net assets from operations	131,163	26,216	8,427	189,961

Increase (decrease) in net assets from contract transactions	(225,859)	(85,595)	(13,306)	(324,904)

Total increase (decrease) in net assets	(94,696)	(59,379)	(4,879)	(134,943)

Net Assets as of December 31, 2012	$754,965	$448,677	$84,776	$1,722,105

See accompanying notes.

(1)	See footnote 1

40

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Federated Capital Appreciation Subaccount	Federated Fund for U.S. Government Securities Subaccount	Federated High Income Bond Subaccount	Federated Managed Volatility Subaccount
Net Assets as of January 1, 2011	$1,839,585	$10,004,366	$11,053,661	$3,177,623

Investment income:
Dividends	12,326	412,002	1,003,258	130,786
Investment expenses:
Mortality and expense risk and other charges	13,438	80,751	69,143	26,578

Net investment income (loss)	(1,112)	331,251	934,115	104,208
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	36,878	70,424	1,219,346	232,524

Net realized capital gains (losses) on investments	36,878	70,424	1,219,346	232,524
Net change in unrealized appreciation (depreciation)	(121,460)	117,444	(1,906,200)	(236,183)

Net gain (loss) on investment	(84,582)	187,868	(686,854)	(3,659)
Increase (decrease) in net assets from operations	(85,694)	519,119	247,261	100,549

Increase (decrease) in net assets from contract transactions	(457,167)	2,758,504	(3,073,512)	(1,237,686)

Total increase (decrease) in net assets	(542,861)	3,277,623	(2,826,251)	(1,137,137)

Net Assets as of December 31, 2011	$1,296,724	$13,281,989	$8,227,410	$2,040,486

Investment income:
Dividends	7,429	477,616	717,839	47,788
Investment expenses:
Mortality and expense risk and other charges	11,858	78,640	63,574	11,920

Net investment income (loss)	(4,429)	398,976	654,265	35,868
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	75,654	—	—	95,966
Realized gain (loss) on investments	17,158	58,970	159,780	164,816

Net realized capital gains (losses) on investments	92,812	58,970	159,780	260,782
Net change in unrealized appreciation (depreciation)	28,667	(235,306)	416,832	(103,493)

Net gain (loss) on investment	121,479	(176,336)	576,612	157,289
Increase (decrease) in net assets from operations	117,050	222,640	1,230,877	193,157

Increase (decrease) in net assets from contract transactions	(241,516)	(4,335,911)	(297,312)	(586,360)

Total increase (decrease) in net assets	(124,466)	(4,113,271)	933,565	(393,203)

Net Assets as of December 31, 2012	$1,172,258	$9,168,718	$9,160,975	$1,647,283

See accompanying notes.

(1)	See footnote 1

41

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Federated Prime Money Subaccount	Fidelity VIP Asset ManagerSM Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Mid Cap Subaccount
Net Assets as of January 1, 2011	$18,776,989	$1,024,574	$10,529,253	$2,500,036

Investment income:
Dividends	—	20,187	97,051	4,418
Investment expenses:
Mortality and expense risk and other charges	138,135	13,939	73,504	13,959

Net investment income (loss)	(138,135)	6,248	23,547	(9,541)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	4,899	—	2,927
Realized gain (loss) on investments	—	3,187	647,758	346,054

Net realized capital gains (losses) on investments	—	8,086	647,758	348,981
Net change in unrealized appreciation (depreciation)	—	(54,699)	(966,978)	(656,636)

Net gain (loss) on investment	—	(46,613)	(319,220)	(307,655)
Increase (decrease) in net assets from operations	(138,135)	(40,365)	(295,673)	(317,196)

Increase (decrease) in net assets from contract transactions	6,714,492	(13,747)	(1,200,283)	(643,421)

Total increase (decrease) in net assets	6,576,357	(54,112)	(1,495,956)	(960,617)

Net Assets as of December 31, 2011	$25,353,346	$970,462	$9,033,297	$1,539,419

Investment income:
Dividends	—	15,690	129,156	11,327
Investment expenses:
Mortality and expense risk and other charges	134,270	13,658	81,512	12,095

Net investment income (loss)	(134,270)	2,032	47,644	(768)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	7,512	—	142,469
Realized gain (loss) on investments	—	6,322	1,554,099	7,551

Net realized capital gains (losses) on investments	—	13,834	1,554,099	150,020
Net change in unrealized appreciation (depreciation)	—	87,821	(106,649)	71,779

Net gain (loss) on investment	—	101,655	1,447,450	221,799
Increase (decrease) in net assets from operations	(134,270)	103,687	1,495,094	221,031

Increase (decrease) in net assets from contract transactions	(3,961,847)	(44,093)	(762,307)	57,799

Total increase (decrease) in net assets	(4,096,117)	59,594	732,787	278,830

Net Assets as of December 31, 2012	$21,257,229	$1,030,056	$9,766,084	$1,818,249

See accompanying notes.

(1)	See footnote 1

42

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Fidelity VIP Money Market Subaccount	Fidelity VIP Value Strategies Subaccount	Fidelity VIP Equity- Income Subaccount	Fidelity VIP Growth Subaccount
Net Assets as of January 1, 2011	$4,975,313	$2,273,900	$1,848,418	$1,612,196

Investment income:
Dividends	5,158	17,815	45,577	5,534
Investment expenses:
Mortality and expense risk and other charges	47,937	19,098	25,272	21,283

Net investment income (loss)	(42,779)	(1,283)	20,305	(15,749)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	5,404
Realized gain (loss) on investments	—	298,530	(34,621)	72,230

Net realized capital gains (losses) on investments	—	298,530	(34,621)	77,634
Net change in unrealized appreciation (depreciation)	—	(438,723)	9,902	(73,046)

Net gain (loss) on investment	—	(140,193)	(24,719)	4,588
Increase (decrease) in net assets from operations	(42,779)	(141,476)	(4,414)	(11,161)

Increase (decrease) in net assets from contract transactions	(555,089)	(524,321)	(87,496)	(133,294)

Total increase (decrease) in net assets	(597,868)	(665,797)	(91,910)	(144,455)

Net Assets as of December 31, 2011	$4,377,445	$1,608,103	$1,756,508	$1,467,741

Investment income:
Dividends	5,695	8,098	56,659	8,715
Investment expenses:
Mortality and expense risk and other charges	42,102	11,874	25,478	20,728

Net investment income (loss)	(36,407)	(3,776)	31,181	(12,013)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	116,360	—
Realized gain (loss) on investments	—	242,703	(41,285)	42,061

Net realized capital gains (losses) on investments	—	242,703	75,075	42,061
Net change in unrealized appreciation (depreciation)	—	87,627	159,969	159,750

Net gain (loss) on investment	—	330,330	235,044	201,811
Increase (decrease) in net assets from operations	(36,407)	326,554	266,225	189,798

Increase (decrease) in net assets from contract transactions	(408,049)	(652,664)	(161,065)	(225,727)

Total increase (decrease) in net assets	(444,456)	(326,110)	105,160	(35,929)

Net Assets as of December 31, 2012	$3,932,989	$1,281,993	$1,861,668	$1,431,812

See accompanying notes.

(1)	See footnote 1

43

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	NVIT Developing Markets Subaccount	TA Asset Allocation- Conservative Subaccount	TA Asset Allocation- Growth Subaccount	TA Asset Allocation- Moderate Growth Subaccount
Net Assets as of January 1, 2011	$14,183,506	$2,592,311	$2,515,407	$3,133,820

Investment income:
Dividends	36,478	51,084	22,011	44,793
Investment expenses:
Mortality and expense risk and other charges	83,047	17,339	11,505	23,837

Net investment income (loss)	(46,569)	33,745	10,506	20,956
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	285,952	133,515	(34,303)	333,311

Net realized capital gains (losses) on investments	285,952	133,515	(34,303)	333,311
Net change in unrealized appreciation (depreciation)	(3,395,149)	(112,323)	(65,562)	(360,007)

Net gain (loss) on investment	(3,109,197)	21,192	(99,865)	(26,696)
Increase (decrease) in net assets from operations	(3,155,766)	54,937	(89,359)	(5,740)

Increase (decrease) in net assets from contract transactions	18,252	(454,997)	(1,209,843)	(1,175,815)

Total increase (decrease) in net assets	(3,137,514)	(400,060)	(1,299,202)	(1,181,555)

Net Assets as of December 31, 2011	$11,045,992	$2,192,251	$1,216,205	$1,952,265

Investment income:
Dividends	6,951	69,013	15,166	52,493
Investment expenses:
Mortality and expense risk and other charges	52,347	16,628	7,191	16,093

Net investment income (loss)	(45,396)	52,385	7,975	36,400
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	1,443,847	5,536	122,188	(14,812)

Net realized capital gains (losses) on investments	1,443,847	5,536	122,188	(14,812)
Net change in unrealized appreciation (depreciation)	30,989	88,414	12,718	178,591

Net gain (loss) on investment	1,474,836	93,950	134,906	163,779
Increase (decrease) in net assets from operations	1,429,440	146,335	142,881	200,179

Increase (decrease) in net assets from contract transactions	(5,490,154)	92,381	(86,608)	(163,282)

Total increase (decrease) in net assets	(4,060,714)	238,716	56,273	36,897

Net Assets as of December 31, 2012	$6,985,278	$2,430,967	$1,272,478	$1,989,162

See accompanying notes.

(1)	See footnote 1

44

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA Asset Allocation- Moderate Subaccount	TA BlackRock Large Cap Value Subaccount	TA Clarion Global Real Estate Securities Subaccount	TA Efficient Markets Subaccount
Net Assets as of January 1, 2011	$3,758,092	$1,026,849	$3,007,332	$701,607

Investment income:
Dividends	81,218	19,158	199,759	6,424
Investment expenses:
Mortality and expense risk and other charges	36,865	9,869	19,786	4,352

Net investment income (loss)	44,353	9,289	179,973	2,072
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	10,541
Realized gain (loss) on investments	325,726	75,784	(1,561)	5,225

Net realized capital gains (losses) on investments	325,726	75,784	(1,561)	15,766
Net change in unrealized appreciation (depreciation)	(424,873)	(53,577)	(357,059)	(38,113)

Net gain (loss) on investment	(99,147)	22,207	(358,620)	(22,347)
Increase (decrease) in net assets from operations	(54,794)	31,496	(178,647)	(20,275)

Increase (decrease) in net assets from contract transactions	195,818	185,400	(134,802)	37,866

Total increase (decrease) in net assets	141,024	216,896	(313,449)	17,591

Net Assets as of December 31, 2011	$3,899,116	$1,243,745	$2,693,883	$719,198

Investment income:
Dividends	168,033	53,554	102,197	14,198
Investment expenses:
Mortality and expense risk and other charges	38,365	31,567	20,752	5,186

Net investment income (loss)	129,668	21,987	81,445	9,012
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	35,523
Realized gain (loss) on investments	46,248	124,125	(20,226)	14,800

Net realized capital gains (losses) on investments	46,248	124,125	(20,226)	50,323
Net change in unrealized appreciation (depreciation)	187,504	136,001	596,453	41,819

Net gain (loss) on investment	233,752	260,126	576,227	92,142
Increase (decrease) in net assets from operations	363,420	282,113	657,672	101,154

Increase (decrease) in net assets from contract transactions	607,264	1,161,889	286,771	150,250

Total increase (decrease) in net assets	970,684	1,444,002	944,443	251,404

Net Assets as of December 31, 2012	$4,869,800	$2,687,747	$3,638,326	$970,602

See accompanying notes.

(1)	See footnote 1

45

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA JPMorgan Enhanced Index Subaccount	TA MFS International Equity Subaccount	TA Morgan Stanley Active International Allocation Subaccount	TA Morgan Stanley Capital Growth Subaccount
Net Assets as of January 1, 2011	$4,108,088	$2,226,039	$3,120,251	$101,432

Investment income:
Dividends	47,549	24,896	39,338	—
Investment expenses:
Mortality and expense risk and other charges	29,278	13,630	23,497	949

Net investment income (loss)	18,271	11,266	15,841	(949)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(153,973)	(53,309)	(226,221)	(2,339)

Net realized capital gains (losses) on investments	(153,973)	(53,309)	(226,221)	(2,339)
Net change in unrealized appreciation (depreciation)	146,116	(176,158)	(203,740)	592

Net gain (loss) on investment	(7,857)	(229,467)	(429,961)	(1,747)
Increase (decrease) in net assets from operations	10,414	(218,201)	(414,120)	(2,696)

Increase (decrease) in net assets from contract transactions	(378,240)	(13,589)	(266,653)	(38,040)

Total increase (decrease) in net assets	(367,826)	(231,790)	(680,773)	(40,736)

Net Assets as of December 31, 2011	$3,740,262	$1,994,249	$2,439,478	$60,696

Investment income:
Dividends	43,816	33,033	39,533	—
Investment expenses:
Mortality and expense risk and other charges	27,526	13,260	15,992	779

Net investment income (loss)	16,290	19,773	23,541	(779)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	11,635
Realized gain (loss) on investments	227,378	36,028	(240,916)	(313)

Net realized capital gains (losses) on investments	227,378	36,028	(240,916)	11,322
Net change in unrealized appreciation (depreciation)	265,771	351,707	491,023	(1,987)

Net gain (loss) on investment	493,149	387,735	250,107	9,335
Increase (decrease) in net assets from operations	509,439	407,508	273,648	8,556

Increase (decrease) in net assets from contract transactions	(556,348)	(76,884)	(1,233,809)	(5,536)

Total increase (decrease) in net assets	(46,909)	330,624	(960,161)	3,020

Net Assets as of December 31, 2012	$3,693,353	$2,324,873	$1,479,317	$63,716

See accompanying notes.

(1)	See footnote 1

46

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA Morgan Stanley Mid-Cap Growth Subaccount	TA Multi-Managed Balanced Subaccount	TA PIMCO Total Return Subaccount	TA Systematic Small/Mid Cap Value Subaccount
Net Assets as of January 1, 2011	$1,191,384	$2,259,417	$51,941,683	$3,425,546

Investment income:
Dividends	1,793	51,079	1,337,612	4,711
Investment expenses:
Mortality and expense risk and other charges	7,665	19,725	363,300	25,692

Net investment income (loss)	(5,872)	31,354	974,312	(20,981)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	1,426,108	—
Realized gain (loss) on investments	149,301	49,378	83,796	385,393

Net realized capital gains (losses) on investments	149,301	49,378	1,509,904	385,393
Net change in unrealized appreciation (depreciation)	(214,776)	(17,013)	278,226	(520,043)

Net gain (loss) on investment	(65,475)	32,365	1,788,130	(134,650)
Increase (decrease) in net assets from operations	(71,347)	63,719	2,762,442	(155,631)

Increase (decrease) in net assets from contract transactions	(194,033)	(166,035)	2,455,232	(503,197)

Total increase (decrease) in net assets	(265,380)	(102,316)	5,217,674	(658,828)

Net Assets as of December 31, 2011	$926,004	$2,157,101	$57,159,357	$2,766,718

Investment income:
Dividends	—	41,990	2,429,261	17,835
Investment expenses:
Mortality and expense risk and other charges	9,684	22,067	401,732	25,227

Net investment income (loss)	(9,684)	19,923	2,027,529	(7,392)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	65,297	388,801	—	863,293
Realized gain (loss) on investments	29,422	70,749	964,132	207,366

Net realized capital gains (losses) on investments	94,719	459,550	964,132	1,070,659
Net change in unrealized appreciation (depreciation)	(36,148)	(206,724)	914,923	(626,835)

Net gain (loss) on investment	58,571	252,826	1,879,055	443,824
Increase (decrease) in net assets from operations	48,887	272,749	3,906,584	436,432

Increase (decrease) in net assets from contract transactions	295,516	117,936	1,766,549	(5,473)

Total increase (decrease) in net assets	344,403	390,685	5,673,133	430,959

Net Assets as of December 31, 2012	$1,270,407	$2,547,786	$62,832,490	$3,197,677

See accompanying notes.

(1)	See footnote 1

47

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	TA T. Rowe Price Small Cap Subaccount	TA Vanguard ETF Index-Balanced Subaccount	TA Vanguard ETF Index-Growth Subaccount	TA WMC Diversified Growth Subaccount
Net Assets as of January 1, 2011	$4,063,571	$1,199,645	$1,144,315	$7,177,205

Investment income:
Dividends	—	1,007	—	20,575
Investment expenses:
Mortality and expense risk and other charges	24,361	6,051	5,586	46,881

Net investment income (loss)	(24,361)	(5,044)	(5,586)	(26,306)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	972	—	—
Realized gain (loss) on investments	456,906	(19,609)	(71,017)	(325,136)

Net realized capital gains (losses) on investments	456,906	(18,637)	(71,017)	(325,136)
Net change in unrealized appreciation (depreciation)	(447,971)	(12,806)	(17,879)	138,726

Net gain (loss) on investment	8,935	(31,443)	(88,896)	(186,410)
Increase (decrease) in net assets from operations	(15,426)	(36,487)	(94,482)	(212,716)

Increase (decrease) in net assets from contract transactions	(352,281)	(1,053,494)	(1,049,833)	(18,877)

Total increase (decrease) in net assets	(367,707)	(1,089,981)	(1,144,315)	(231,593)

Net Assets as of December 31, 2011	$3,695,864	$109,664	$—	$6,945,612

Investment income:
Dividends	—	53,615	71,915	22,443
Investment expenses:
Mortality and expense risk and other charges	48,217	19,804	25,685	61,756

Net investment income (loss)	(48,217)	33,811	46,230	(39,313)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	525,611	99,358	326,394	—
Realized gain (loss) on investments	326,644	(6,201)	(101,722)	625,128

Net realized capital gains (losses) on investments	852,255	93,157	224,672	625,128
Net change in unrealized appreciation (depreciation)	14,668	25,628	(78,280)	288,793

Net gain (loss) on investment	866,923	118,785	146,392	913,921
Increase (decrease) in net assets from operations	818,706	152,596	192,622	874,608

Increase (decrease) in net assets from contract transactions	2,600,352	2,914,715	2,541,178	(1,931,722)

Total increase (decrease) in net assets	3,419,058	3,067,311	2,733,800	(1,057,114)

Net Assets as of December 31, 2012	$7,114,922	$3,176,975	$2,733,800	$5,888,498

See accompanying notes.

(1)	See footnote 1

48

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	T. Rowe Price Equity Income Subaccount	T. Rowe Price New America Growth Subaccount	T. Rowe Price International Stock Subaccount	Vanguard Equity Index Subaccount
Net Assets as of January 1, 2011	$1,828,041	$1,201,263	$1,053,541	$61,275,125

Investment income:
Dividends	30,142	2,480	13,940	998,141
Investment expenses:
Mortality and expense risk and other charges	23,871	16,092	13,063	400,608

Net investment income (loss)	6,271	(13,612)	877	597,533
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	86,290	—	1,970,690
Realized gain (loss) on investments	(23,242)	9,002	11,868	(1,758,593)

Net realized capital gains (losses) on investments	(23,242)	95,292	11,868	212,097
Net change in unrealized appreciation (depreciation)	(13,013)	(106,640)	(148,503)	(12,264)

Net gain (loss) on investment	(36,255)	(11,348)	(136,635)	199,833
Increase (decrease) in net assets from operations	(29,984)	(24,960)	(135,758)	797,366

Increase (decrease) in net assets from contract transactions	(119,816)	(80,134)	(140,245)	(5,342,888)

Total increase (decrease) in net assets	(149,800)	(105,094)	(276,003)	(4,545,522)

Net Assets as of December 31, 2011	$1,678,241	$1,096,169	$777,538	$56,729,603

Investment income:
Dividends	35,088	5,208	9,558	1,183,196
Investment expenses:
Mortality and expense risk and other charges	22,978	15,378	10,728	412,606

Net investment income (loss)	12,110	(10,170)	(1,170)	770,590
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	6,628	—	2,546,117
Realized gain (loss) on investments	(16,413)	27,504	(14,530)	(2,031,427)

Net realized capital gains (losses) on investments	(16,413)	34,132	(14,530)	514,690
Net change in unrealized appreciation (depreciation)	249,144	98,867	141,113	7,210,388

Net gain (loss) on investment	232,731	132,999	126,583	7,725,078
Increase (decrease) in net assets from operations	244,841	122,829	125,413	8,495,668

Increase (decrease) in net assets from contract transactions	(279,712)	(134,435)	(114,440)	(4,636,662)

Total increase (decrease) in net assets	(34,871)	(11,606)	10,973	3,859,006

Net Assets as of December 31, 2012	$1,643,370	$1,084,563	$788,511	$60,588,609

See accompanying notes.

(1)	See footnote 1

49

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Vanguard International Subaccount	Vanguard Mid-Cap Index Subaccount	Vanguard REIT Index Subaccount	Vanguard Short-Term Investment Grade Subaccount
Net Assets as of January 1, 2011	$8,008,396	$14,680,293	$22,186,195	$38,073,583

Investment income:
Dividends	119,979	141,923	399,737	1,339,629
Investment expenses:
Mortality and expense risk and other charges	48,531	103,207	154,023	268,550

Net investment income (loss)	71,448	38,716	245,714	1,071,079
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	280,896	380,166
Realized gain (loss) on investments	563,979	(370,102)	(409,845)	139,008

Net realized capital gains (losses) on investments	563,979	(370,102)	(128,949)	519,174
Net change in unrealized appreciation (depreciation)	(1,723,345)	30,482	1,497,224	(1,056,702)

Net gain (loss) on investment	(1,159,366)	(339,620)	1,368,275	(537,528)
Increase (decrease) in net assets from operations	(1,087,918)	(300,904)	1,613,989	533,551

Increase (decrease) in net assets from contract transactions	363,107	(1,760,850)	(2,447,291)	8,706,090

Total increase (decrease) in net assets	(724,811)	(2,061,754)	(833,302)	9,239,641

Net Assets as of December 31, 2011	$7,283,585	$12,618,539	$21,352,893	$47,313,224

Investment income:
Dividends	188,093	157,454	453,369	1,211,671
Investment expenses:
Mortality and expense risk and other charges	61,584	104,874	160,443	297,980

Net investment income (loss)	126,509	52,580	292,926	913,691
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	405,135	788,047	—
Realized gain (loss) on investments	691,902	613,001	2,148,789	826,633

Net realized capital gains (losses) on investments	691,902	1,018,136	2,936,836	826,633
Net change in unrealized appreciation (depreciation)	786,494	856,881	288,822	3,817

Net gain (loss) on investment	1,478,396	1,875,017	3,225,658	830,450
Increase (decrease) in net assets from operations	1,604,905	1,927,597	3,518,584	1,744,141

Increase (decrease) in net assets from contract transactions	1,415,533	(631,695)	(1,612,861)	(2,324,496)

Total increase (decrease) in net assets	3,020,438	1,295,902	1,905,723	(580,355)

Net Assets as of December 31, 2012	$10,304,023	$13,914,441	$23,258,616	$46,732,869

See accompanying notes.

(1)	See footnote 1

50

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Vanguard Total Bond Market Index Subaccount	Wanger International Subaccount	Wanger USA Subaccount	WFAVT Discovery Subaccount
Net Assets as of January 1, 2011	$43,531,646	$7,617,309	$7,497,149	$3,463

Investment income:
Dividends	1,450,661	334,873	—	—
Investment expenses:
Mortality and expense risk and other charges	317,650	61,370	47,597	49

Net investment income (loss)	1,133,011	273,503	(47,597)	(49)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	394,006	172,847	605,024	—
Realized gain (loss) on investments	486,261	308,365	115,226	29

Net realized capital gains (losses) on investments	880,267	481,212	720,250	29
Net change in unrealized appreciation (depreciation)	969,032	(1,796,694)	(880,581)	(16)

Net gain (loss) on investment	1,849,299	(1,315,482)	(160,331)	13
Increase (decrease) in net assets from operations	2,982,310	(1,041,979)	(207,928)	(36)

Increase (decrease) in net assets from contract transactions	(75,796)	(1,114,195)	(892,375)	(21)

Total increase (decrease) in net assets	2,906,514	(2,156,174)	(1,100,303)	(57)

Net Assets as of December 31, 2011	$46,438,160	$5,461,135	$6,396,846	$3,406

Investment income:
Dividends	1,259,510	74,175	19,807	—
Investment expenses:
Mortality and expense risk and other charges	334,837	57,327	44,589	53

Net investment income (loss)	924,673	16,848	(24,782)	(53)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	417,374	564,634	313,042	—
Realized gain (loss) on investments	656,380	245,786	(40,925)	38

Net realized capital gains (losses) on investments	1,073,754	810,420	272,117	38
Net change in unrealized appreciation (depreciation)	(474,127)	287,017	925,244	564

Net gain (loss) on investment	599,627	1,097,437	1,197,361	602
Increase (decrease) in net assets from operations	1,524,300	1,114,285	1,172,579	549

Increase (decrease) in net assets from contract transactions	825,925	(482,545)	(1,109,395)	(22)

Total increase (decrease) in net assets	2,350,225	631,740	63,184	527

Net Assets as of December 31, 2012	$48,788,385	$6,092,875	$6,460,030	$3,933

See accompanying notes.

(1)	See footnote 1

51

Monumental Life Insurance Company

Separate Account VA CC

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

WFAVT Small Cap Value Subaccount
Net Assets as of January 1, 2011	$1,299,454

Investment income:
Dividends	7,534
Investment expenses:
Mortality and expense risk and other charges	10,715

Net investment income (loss)	(3,181)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—
Realized gain (loss) on investments	168,791

Net realized capital gains (losses) on investments	168,791
Net change in unrealized appreciation (depreciation)	(262,179)

Net gain (loss) on investment	(93,388)
Increase (decrease) in net assets from operations	(96,569)

Increase (decrease) in net assets from contract transactions	(301,015)

Total increase (decrease) in net assets	(397,584)

Net Assets as of December 31, 2011	$901,870

Investment income:
Dividends	17,426
Investment expenses:
Mortality and expense risk and other charges	22,528

Net investment income (loss)	(5,102)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—
Realized gain (loss) on investments	174,982

Net realized capital gains (losses) on investments	174,982
Net change in unrealized appreciation (depreciation)	32,696

Net gain (loss) on investment	207,678
Increase (decrease) in net assets from operations	202,576

Increase (decrease) in net assets from contract transactions	768,981

Total increase (decrease) in net assets	971,557

Net Assets as of December 31, 2012	$1,873,427

See accompanying notes.

(1)	See footnote 1

52

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies

Organization

Separate Account VA CC (the Separate Account) is a segregated investment account of Monumental Life Insurance Company (MLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Advisor’s Edge Select® Variable Annuity, Advisor’s Edge® Variable Annuity, Dimensional Variable Annuity,MarqueeSM Variable Annuity, Personal Manager® Variable Annuity, and PrismSM Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AllianceBernstein Variable Products Series Fund, Inc.—Class B	AllianceBernstein Variable Products Series Fund, Inc.—Class B
AllianceBernstein Global Thematic Growth	AllianceBernstein Global Thematic Growth Portfolio
AllianceBernstein Growth	AllianceBernstein Growth Portfolio
AllianceBernstein Large Cap Growth	AllianceBernstein Large Cap Growth Portfolio
Calvert Variable Products, Inc.	Calvert Variable Products, Inc.
Calvert VP EAFE International Index	Calvert VP EAFE International Index Portfolio
Calvert Variable Series, Inc.	Calvert Variable Series, Inc.
Calvert VP Money Market	Calvert VP Money Market Portfolio
Calvert VP SRI Balanced	Calvert VP SRI Balanced Portfolio
Calvert VP SRI Mid-Cap Growth	Calvert VP SRI Mid-Cap Growth Portfolio
Columbia Funds Variable Insurance Trust—Class 1 Shares	Columbia Funds Variable Insurance Trust—Class 1 Shares
Columbia Variable Portfolio-Small Company Growth	Columbia Variable Portfolio-Small Company Growth Fund
Columbia Funds Variable Insurance Trust I—Class 2 Shares	Columbia Funds Variable Insurance Trust I—Class 2 Shares
Columbia Variable Portfolio-Mid Cap Growth	Columbia Variable Portfolio-Mid Cap Growth Fund
Columbia Funds Variable Series Trust II—Class 2 Shares	Columbia Funds Variable Series Trust II—Class 2 Shares
Columbia Variable Portfolio-Seligman Global Technology	Columbia Variable Portfolio-Seligman Global Technology Fund
DFA Investment Dimensions Group, Inc.	DFA Investment Dimensions Group, Inc.
VA Global Bond	VA Global Bond Portfolio
VA International Small	VA International Small Portfolio
VA International Value	VA International Value Portfolio
VA Short-Term Fixed	VA Short-Term Fixed Portfolio
VA U.S. Large Value	VA U.S. Large Value Portfolio
VA U.S. Targeted Value	VA U.S. Targeted Value Portfolio
Dreyfus Variable Investment Fund—Initial Class	Dreyfus Variable Investment Fund—Initial Class
Dreyfus VIF—Growth and Income	Dreyfus VIF—Growth and Income Portfolio
Dreyfus VIF—Quality Bond	Dreyfus VIF—Quality Bond Portfolio
Dreyfus Variable Investment Fund—Service Class	Dreyfus Variable Investment Fund—Service Class
Dreyfus VIF—Appreciation	Dreyfus VIF—Appreciation Portfolio

53

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount	Mutual Fund
Dreyfus Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.
Federated Insurance Series	Federated Insurance Series
Federated Capital Appreciation	Federated Capital Appreciation Fund II—Primary Shares
Federated Fund for U.S. Government Securities	Federated Fund for U.S. Government Securities Fund II
Federated High Income Bond	Federated High Income Bond Fund II—Primary Shares
Federated Managed Volatility	Federated Managed Volatility Fund II
Federated Prime Money	Federated Prime Money Fund II
Fidelity® Variable Insurance Products Fund-Initial Class	Fidelity® Variable Insurance Products Fund-Initial Class
Fidelity VIP Asset ManagerSM	Fidelity VIP Asset ManagerSM Portfolio
Fidelity VIP Contrafund®	Fidelity VIP Contrafund® Portfolio
Fidelity VIP Mid Cap	Fidelity VIP Mid Cap Portfolio
Fidelity VIP Money Market	Fidelity VIP Money Market
Fidelity VIP Value Strategies	Fidelity VIP Value Strategies Portfolio
Fidelity® Variable Insurance Products Fund-Service Class 2	Fidelity® Variable Insurance Products Fund-Service Class 2
Fidelity VIP Equity-Income	Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth	Fidelity VIP Growth Portfolio
Nationwide Variable Insurance Trust—Class II	Nationwide Variable Insurance Trust—Class II
NVIT Developing Markets	NVIT Developing Markets Fund
Transamerica Series Trust—Initial Class	Transamerica Series Trust—Initial Class
TA Asset Allocation—Conservative	Transamerica Asset Allocation—Conservative VP Portfolio
TA Asset Allocation—Growth	Transamerica Asset Allocation—Growth VP Portfolio
TA Asset Allocation—Moderate Growth	Transamerica Asset Allocation—Moderate VP Portfolio
TA Asset Allocation—Moderate	Transamerica Asset Allocation—Moderate Growth VP Portfolio
TA BlackRock Large Cap Value	Transamerica BlackRock Large Cap Value VP
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
TA Efficient Markets	Transamerica Efficient Markets VP
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
TA MFS International Equity	Transamerica MFS International Equity VP
TA Morgan Stanley Active International Allocation	Transamerica Morgan Stanley Active International Allocation VP
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP
TA T.Rowe Price Small Cap	Transamerica T.Rowe Price Small Cap VP
TA Vanguard ETF Index-Balanced	Transamerica Vanguard ETF Index-Balanced
TA Vanguard ETF Index-Growth	Transamerica Vanguard ETF Index-Growth
TA WMC Diversified Growth	Transamerica WMC Diversified Growth VP

54

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount	Mutual Fund
T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income	T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth	T. Rowe Price New America Growth Portfolio
T. Rowe Price International Series, Inc.	T. Rowe Price International Series, Inc.
T. Rowe Price International Stock	T. Rowe Price International Stock Portfolio
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard Equity Index	Vanguard Equity Index Portfolio
Vanguard International	Vanguard International Portfolio
Vanguard Mid-Cap Index	Vanguard Mid-Cap Index Portfolio
Vanguard REIT Index	Vanguard REIT Index Portfolio
Vanguard Short-Term Investment Grade	Vanguard Short-Term Investment Grade Portfolio
Vanguard Total Bond Market Index	Vanguard Total Bond Market Index Portfolio
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA
Wells Fargo Advantage Variable Trust Funds	Wells Fargo Advantage Variable Trust Funds
WFAVT Discovery	WFAVT Discovery FundSM
WFAVT Small Cap Value	WFAVT Small Cap Value Fund

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Columbia Variable Portfolio-Mid Cap Growth	May 2, 2011
Calvert VP EAFE International Index	April 29, 2010
TA Multi-Managed Balanced	April 29, 2010
Federated Capital Appreciation	March 11, 2010
TA BlackRock Large Cap Value	November 19, 2009
TA Efficient Markets	November 11, 2008
TA Vanguard ETF Index-Balanced	May 1, 2008
TA Vanguard ETF Index-Growth	May 1, 2008

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2012.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

55

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies (continued)

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Separate Account was January 1, 2012. The adoption did not have a material impact on the financial statements.

56

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2012 were as follows.

Subaccount	Purchases	Sales
AllianceBernstein Global Thematic Growth	$1	$12,446
AllianceBernstein Growth	3	3,932
AllianceBernstein Large Cap Growth	10	621
Calvert VP EAFE International Index	174,038	379,883
Calvert VP Money Market	901,033	951,749
Calvert VP SRI Balanced	103,095	1,184,738
Calvert VP SRI Mid-Cap Growth	738,325	627,615
Columbia Variable Portfolio-Small Company Growth	228,256	3,027,984
Columbia Variable Portfolio-Mid Cap Growth	6,839	6,224
Columbia Variable Portfolio-Seligman Global Technology	305	15,016
VA Global Bond	9,353,849	16,378,943
VA International Small	7,923,280	6,664,080
VA International Value	6,471,760	7,176,963
VA Short-Term Fixed	8,319,465	21,184,267
VA U.S. Large Value	6,339,704	14,170,068
VA U.S. Targeted Value	5,172,454	11,016,534
Dreyfus VIF—Growth and Income	11,286	236,563
Dreyfus VIF—Quality Bond	27,933	105,656
Dreyfus VIF—Appreciation	2,943	14,025
Dreyfus Socially Responsible Growth	53,656	383,650
Federated Capital Appreciation	154,832	325,123
Federated Fund for U.S. Government Securities	2,111,378	6,048,332
Federated High Income Bond	6,109,759	5,752,820
Federated Managed Volatility	423,898	878,437
Federated Prime Money	20,545,227	24,641,238
Fidelity VIP Asset ManagerSM	130,293	164,842
Fidelity VIP Contrafund®	3,291,988	4,006,660
Fidelity VIP Mid Cap	603,569	404,071
Fidelity VIP Money Market	490,227	934,683
Fidelity VIP Value Strategies	402,537	1,058,982
Fidelity VIP Equity-Income	180,299	193,822
Fidelity VIP Growth	54,378	292,118
NVIT Developing Markets	74,646	5,610,187
TA Asset Allocation—Conservative	548,191	403,427
TA Asset Allocation—Growth	397,562	476,196
TA Asset Allocation—Moderate Growth	532,921	659,798

57

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

2. Investments (continued)

Subaccount	Purchases	Sales
TA Asset Allocation—Moderate	$4,436,621	$3,699,696
TA BlackRock Large Cap Value	2,415,006	1,231,126
TA Clarion Global Real Estate Securities	913,405	545,197
TA Efficient Markets	357,074	162,286
TA JPMorgan Enhanced Index	872,188	1,412,246
TA MFS International Equity	320,431	377,545
TA Morgan Stanley Active International Allocation	196,717	1,406,985
TA Morgan Stanley Capital Growth	11,636	6,317
TA Morgan Stanley Mid-Cap Growth	732,847	381,719
TA Multi-Managed Balanced	970,167	443,517
TA PIMCO Total Return	18,251,104	14,456,983
TA Systematic Small/Mid Cap Value	1,727,880	877,429
TA T.Rowe Price Small Cap	4,516,828	1,439,064
TA Vanguard ETF Index-Balanced	4,613,817	1,565,926
TA Vanguard ETF Index-Growth	4,765,057	1,851,253
TA WMC Diversified Growth	493,186	2,467,687
T. Rowe Price Equity Income	38,584	306,197
T. Rowe Price New America Growth	12,205	150,181
T. Rowe Price International Stock	14,979	130,589
Vanguard Equity Index	11,683,855	13,003,818
Vanguard International	3,314,626	1,772,596
Vanguard Mid-Cap Index	2,570,607	2,744,558
Vanguard REIT Index	3,915,838	4,447,700
Vanguard Short-Term Investment Grade	11,390,767	12,801,697
Vanguard Total Bond Market Index	9,785,451	7,617,518
Wanger International	2,090,906	1,991,949
Wanger USA	748,440	1,569,533
WFAVT Discovery	—	75
WFAVT Small Cap Value	1,842,229	1,078,360

58

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

3. Change in Units

The changes in units outstanding were as follows:

	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AllianceBernstein Global Thematic Growth	—	(16,818)	(16,818)	—	(968)	(968)
AllianceBernstein Growth	—	(2,766)	(2,766)	—	(14,740)	(14,740)
AllianceBernstein Large Cap Growth	—	(356)	(356)	—	(353)	(353)
Calvert VP EAFE International Index	—	(230,680)	(230,680)	1,858	(137,647)	(135,789)
Calvert VP Money Market	97,630	(110,926)	(13,296)	73,788	(406,565)	(332,777)
Calvert VP SRI Balanced	107	(40,777)	(40,670)	414	(6,273)	(5,859)
Calvert VP SRI Mid-Cap Growth	78	(13,599)	(13,521)	4,163	(10,881)	(6,718)
Columbia Variable Portfolio-Small Company Growth	62,993	(2,136,638)	(2,073,645)	145,709	(553,429)	(407,720)
Columbia Variable Portfolio-Mid Cap Growth	—	(898)	(898)	8	126,292	126,300
Columbia Variable Portfolio-Seligman Global Technology	—	(8,807)	(8,807)	—	82,811	82,811
VA Global Bond	3,119,407	(8,615,831)	(5,496,424)	6,332,600	(1,958,126)	4,374,474
VA International Small	1,062,585	(888,106)	174,479	1,531,479	(2,949,521)	(1,418,042)
VA International Value	1,648,934	(2,677,459)	(1,028,525)	2,305,690	(1,445,756)	859,934
VA Short-Term Fixed	4,358,444	(14,094,824)	(9,736,380)	7,239,522	(1,175,450)	6,064,072
VA U.S. Large Value	3,039,057	(8,142,663)	(5,103,606)	4,249,700	(5,635,909)	(1,386,209)
VA U.S. Targeted Value	1,516,231	(5,174,178)	(3,657,947)	2,696,956	(6,956,343)	(4,259,387)
Dreyfus VIF—Growth and Income	—	(8,787)	(8,787)	308	(5,743)	(5,435)
Dreyfus VIF—Quality Bond	—	(3,768)	(3,768)	4,319	(7,269)	(2,950)
Dreyfus VIF—Appreciation	—	(9,203)	(9,203)	—	(1,774)	(1,774)
Dreyfus Socially Responsible Growth	—	(91,793)	(91,793)	8	(18,879)	(18,871)
Federated Capital Appreciation	19,258	(237,751)	(218,493)	—	(422,222)	(422,222)
Federated Fund for U.S. Government Securities	209,039	(2,979,918)	(2,770,879)	164,894	1,647,334	1,812,228
Federated High Income Bond	71,775	(242,618)	(170,843)	144,106	(1,832,033)	(1,687,927)
Federated Managed Volatility	7,852	(501,871)	(494,019)	9,738	(1,017,814)	(1,008,076)
Federated Prime Money	7,049,979	(10,356,642)	(3,306,663)	9,324,668	(3,799,983)	5,524,685

59

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

3. Change in Units (continued)

	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Fidelity VIP Asset ManagerSM	—	(1,938)	(1,938)	3,037	(3,762)	(725)
Fidelity VIP Contrafund®	325,236	(858,954)	(533,718)	385,515	(1,515,576)	(1,130,061)
Fidelity VIP Mid Cap	22,162	8,506	30,668	39,744	(428,398)	(388,654)
Fidelity VIP Money Market	314	(28,053)	(27,739)	8,787	(46,012)	(37,225)
Fidelity VIP Value Strategies	29,542	(544,185)	(514,643)	87,415	(466,452)	(379,037)
Fidelity VIP Equity-Income	—	(5,889)	(5,889)	—	(3,369)	(3,369)
Fidelity VIP Growth	—	(8,053)	(8,053)	1,454	(6,342)	(4,888)
NVIT Developing Markets	—	(2,406,738)	(2,406,738)	287,372	(168,296)	119,076
TA Asset Allocation—Conservative	94,579	(36,484)	58,095	6,043	(295,384)	(289,341)
TA Asset Allocation—Growth	—	(67,466)	(67,466)	14,222	(894,730)	(880,508)
TA Asset Allocation—Moderate Growth	85,791	(184,513)	(98,722)	226,413	(1,025,740)	(799,327)
TA Asset Allocation—Moderate	585,359	(186,163)	399,196	645,684	(524,729)	120,955
TA BlackRock Large Cap Value	169,490	900,667	1,070,157	39,361	137,094	176,455
TA Clarion Global Real Estate Securities	37,830	(126,471)	(88,641)	35,781	(57,380)	(21,599)
TA Efficient Markets	866	111,598	112,464	—	26,359	26,359
TA JPMorgan Enhanced Index	13,982	(455,985)	(442,003)	11,473	(331,494)	(320,021)
TA MFS International Equity	5,714	(61,263)	(55,549)	2,687	105	2,792
TA Morgan Stanley Active International Allocation	32,641	(910,536)	(877,895)	34,975	(133,950)	(98,975)
TA Morgan Stanley Capital Growth	—	(4,274)	(4,274)	—	(27,395)	(27,395)
TA Morgan Stanley Mid-Cap Growth	32,303	181,184	213,487	3,634	(198,278)	(194,644)
TA Multi-Managed Balanced	367	105,679	106,046	27,870	(175,599)	(147,729)
TA PIMCO Total Return	898,321	(105,610)	792,711	1,337,509	350,291	1,687,800
TA Systematic Small/Mid Cap Value	5,619	160,388	166,007	43,596	(291,383)	(247,787)
TA T.Rowe Price Small Cap	215,982	1,835,358	2,051,340	121,510	(459,218)	(337,708)
TA Vanguard ETF Index-Balanced	772,944	1,882,702	2,655,646	897,812	(1,931,526)	(1,033,714)
TA Vanguard ETF Index-Growth	734,306	1,775,397	2,509,703	902,057	(2,038,709)	(1,136,652)

60

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

3. Change in Units (continued)

	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA WMC Diversified Growth	40,656	(1,431,770)	(1,391,114)	221,247	(109,586)	111,661
T. Rowe Price Equity Income	—	(8,329)	(8,329)	2,780	(6,444)	(3,664)
T. Rowe Price New America Growth	—	(4,491)	(4,491)	275	(3,001)	(2,726)
T. Rowe Price International Stock	40	(7,119)	(7,079)	3,091	(11,927)	(8,836)
Vanguard Equity Index	2,514,577	(5,715,957)	(3,201,380)	3,118,150	(7,326,876)	(4,208,726)
Vanguard International	806,131	824,684	1,630,815	632,858	(138,037)	494,821
Vanguard Mid-Cap Index	619,260	(935,211)	(315,951)	541,434	(1,590,933)	(1,049,499)
Vanguard REIT Index	430,248	(1,161,798)	(731,550)	779,975	(1,950,835)	(1,170,860)
Vanguard Short-Term Investment Grade	2,152,562	(3,733,344)	(1,580,782)	1,795,431	4,622,806	6,418,237
Vanguard Total Bond Market Index	1,969,022	(1,571,078)	397,944	1,198,936	(1,207,102)	(8,166)
Wanger International	50,745	(182,928)	(132,183)	53,696	(387,814)	(334,118)
Wanger USA	154,300	(608,109)	(453,809)	50,145	(460,680)	(410,535)
WFAVT Discovery	—	—	—	—	(1)	(1)
WFAVT Small Cap Value	15,474	528,222	543,696	18,246	(134,498)	(116,252)

61

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

The Separate Account offers various death benefit options, which have differing fees that are charges against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios and total returns.

Subaccount Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio ***
AllianceBernstein Global Thematic Growth
12/31/2012	31,534	$1.18	to	$0.75	$25,037	—%	0.55%	to	1.60%	12.62%	to	11.45%
12/31/2011	48,352	1.05	to	0.67	33,877	0.34	0.55	to	1.60	(23.83)	to	(24.61)
12/31/2010	49,320	1.37	to	0.89	45,652	1.97	0.55	to	1.60	17.93	to	16.72
12/31/2009	50,397	1.17	to	0.77	39,808	—	0.55	to	1.60	52.30	to	50.73
12/31/2008	70,106	0.77	to	0.51	36,347	—	0.55	to	1.60	(47.75)	to	(48.30)
AllianceBernstein Growth
12/31/2012	81,370	1.29	to	1.06	91,699	—	0.55	to	1.60	12.96	to	11.78
12/31/2011	84,136	1.15	to	0.95	84,286	—	0.55	to	1.60	0.42	to	(0.62)
12/31/2010	98,876	1.14	to	0.95	99,580	0.05	0.55	to	1.60	14.17	to	12.99
12/31/2009	111,877	1.00	to	0.84	99,120	—	0.55	to	1.60	32.14	to	30.78
12/31/2008	322,977	0.76	to	0.64	219,354	—	0.55	to	1.60	(42.91)	to	(43.51)
AllianceBernstein Large Cap Growth
12/31/2012	30,840	1.38	to	0.95	32,000	0.03	0.55	to	1.60	16.06	to	14.86
12/31/2011	31,196	1.19	to	0.83	27,978	0.09	0.55	to	1.60	(4.28)	to	(5.27)
12/31/2010	31,549	1.24	to	0.88	29,651	0.31	0.55	to	1.60	9.23	to	8.10
12/31/2009	44,055	1.14	to	0.81	38,268	—	0.55	to	1.60	36.35	to	34.95
12/31/2008	80,229	0.83	to	0.60	51,372	—	0.55	to	1.60	(40.15)	to	(40.77)
Calvert VP EAFE International Index
12/31/2012	2,305,301	1.08	to	1.06	2,456,966	2.32	0.80	to	1.40	16.38	to	15.69
12/31/2011	2,535,981	0.92	to	0.92	2,330,719	2.27	0.80	to	1.40	(13.41)	to	(13.92)
12/31/2010(1)	2,671,770	1.07	to	1.06	2,845,839	1.35	0.80	to	1.40	6.77	to	6.35
Calvert VP Money Market
12/31/2012	2,860,961	1.10	to	1.05	3,097,872	0.01	0.80	to	1.40	(0.79)	to	(1.38)
12/31/2011	2,874,257	1.11	to	1.06	3,148,626	0.01	0.80	to	1.40	(0.78)	to	(1.37)
12/31/2010	3,207,034	1.11	to	1.08	3,542,955	0.09	0.80	to	1.40	(0.70)	to	(1.29)
12/31/2009	3,565,036	1.12	to	1.09	3,973,529	0.89	0.80	to	1.40	0.10	to	(0.50)
12/31/2008	3,944,035	1.12	to	1.10	4,401,352	2.99	0.80	to	1.40	2.18	to	1.58
Calvert VP SRI Balanced
12/31/2012	121,301	28.41	to	25.25	3,145,377	1.05	0.80	to	1.40	9.63	to	8.98
12/31/2011	161,971	25.92	to	23.17	3,886,675	1.30	0.80	to	1.40	3.74	to	3.12
12/31/2010	167,830	24.98	to	22.47	3,896,583	1.41	0.80	to	1.40	11.21	to	10.55
12/31/2009	183,627	22.47	to	20.32	3,845,968	2.12	0.80	to	1.40	24.30	to	23.56
12/31/2008	204,821	18.07	to	16.45	3,463,086	2.27	0.80	to	1.40	(31.87)	to	(32.28)
Calvert VP SRI Mid-Cap Growth
12/31/2012	158,210	36.52	to	32.48	5,377,254	—	0.80	to	1.40	15.82	to	15.13
12/31/2011	171,731	31.54	to	28.21	5,057,241	—	0.80	to	1.40	1.52	to	0.92
12/31/2010	178,449	31.06	to	27.95	5,196,101	—	0.80	to	1.40	30.43	to	29.66
12/31/2009	190,810	23.82	to	21.56	4,274,238	—	0.80	to	1.40	30.97	to	30.19
12/31/2008	230,107	18.18	to	16.56	3,941,438	—	0.80	to	1.40	(37.69)	to	(38.06)

62

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio ***
Columbia Variable Portfolio-Small Company Growth
12/31/2012	735,111	$1.36	to	$1.30	$1,397,209	—%	0.55%	to	1.60%	11.39%	to	10.23%
12/31/2011	2,808,756	1.22	to	1.18	3,922,041	—	0.55	to	1.60	(6.06)	to	(7.03)
12/31/2010	3,216,476	1.30	to	1.27	4,803,018	—	0.55	to	1.60	27.68	to	26.36
12/31/2009	3,756,195	1.02	to	1.00	4,398,931	—	0.55	to	1.60	24.97	to	23.68
12/31/2008	4,191,394	0.82	to	0.81	4,209,062	—	0.55	to	1.60	(41.15)	to	(41.76)
Columbia Variable Portfolio-Mid Cap Growth
12/31/2012	125,402	0.92	to	0.90	114,465	—	0.55	to	1.60	10.60	to	9.45
12/31/2011(1)	126,300	0.83	to	0.82	104,396	—	0.55	to	1.60	(17.25)	to	(17.83)
Columbia Variable Portfolio-Seligman Global Technology
12/31/2012	111,334	1.66	to	1.20	144,547	—	0.55	to	1.60	6.44	to	5.34
12/31/2011	120,141	1.56	to	1.14	149,411	—	0.55	to	1.60	(6.57)	to	(7.54)
12/31/2010	37,330	1.67	to	1.23	49,290	—	0.55	to	1.60	14.45	to	13.27
12/31/2009	52,436	1.46	to	1.09	60,931	—	0.55	to	1.60	61.25	to	59.58
12/31/2008	84,593	0.91	to	0.68	64,737	—	0.55	to	1.60	(40.71)	to	(41.33)
VA Global Bond
12/31/2012	59,578,117	1.38	to	1.25	95,188,014	1.55	0.55	to	1.45	4.28	to	3.35
12/31/2011	65,074,541	1.33	to	1.21	100,297,800	2.69	0.55	to	1.45	3.94	to	3.02
12/31/2010	60,700,067	1.28	to	1.18	92,439,536	4.35	0.55	to	1.45	4.95	to	4.02
12/31/2009	56,194,695	1.22	to	1.13	82,364,182	4.21	0.55	to	1.45	4.24	to	3.32
12/31/2008	55,425,852	1.17	to	1.09	78,287,925	3.10	0.55	to	1.45	3.88	to	2.96
VA International Small
12/31/2012	22,272,183	1.86	to	1.44	56,499,154	2.50	0.55	to	1.45	18.76	to	17.70
12/31/2011	22,097,704	1.57	to	1.22	48,038,010	2.76	0.55	to	1.45	(15.29)	to	(16.04)
12/31/2010	23,515,746	1.85	to	1.46	59,837,119	2.20	0.55	to	1.45	24.12	to	23.02
12/31/2009	23,701,904	1.49	to	1.19	49,417,507	2.16	0.55	to	1.45	39.10	to	37.87
12/31/2008	26,319,500	1.07	to	0.86	40,347,863	2.67	0.55	to	1.45	(43.19)	to	(43.70)
VA International Value
12/31/2012	32,550,474	1.60	to	1.26	67,360,722	3.23	0.55	to	1.45	16.34	to	15.31
12/31/2011	33,578,999	1.38	to	1.09	59,834,694	3.34	0.55	to	1.45	(17.40)	to	(18.14)
12/31/2010	32,719,065	1.67	to	1.33	71,263,036	2.19	0.55	to	1.45	9.92	to	8.95
12/31/2009	32,859,196	1.52	to	1.22	65,715,979	2.84	0.55	to	1.45	37.18	to	35.97
12/31/2008	37,374,727	1.11	to	0.90	54,905,386	3.70	0.55	to	1.45	(46.10)	to	(46.59)
VA Short-Term Fixed
12/31/2012	56,296,221	1.17	to	1.08	76,829,746	0.39	0.55	to	1.45	0.28	to	(0.61)
12/31/2011	66,032,601	1.16	to	1.09	89,480,666	0.37	0.55	to	1.45	(0.12)	to	(1.00)
12/31/2010	59,968,529	1.17	to	1.10	82,676,835	0.55	0.55	to	1.45	0.56	to	(0.34)
12/31/2009	55,630,315	1.16	to	1.10	77,032,050	1.56	0.55	to	1.45	1.31	to	0.41
12/31/2008	54,818,723	1.14	to	1.10	74,555,366	2.83	0.55	to	1.45	3.38	to	2.46

63

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio ***
VA U.S. Large Value
12/31/2012	56,216,245	$1.55	to	$1.28	$99,613,756	1.84%	0.55%	to	1.45%	21.27%	to	20.19%
12/31/2011	61,319,851	1.28	to	1.07	89,970,671	1.66	0.55	to	1.45	(3.95)	to	(4.81)
12/31/2010	62,706,060	1.33	to	1.12	96,711,017	1.80	0.55	to	1.45	19.97	to	18.90
12/31/2009	67,181,344	1.11	to	0.94	87,341,596	1.96	0.55	to	1.45	29.22	to	28.07
12/31/2008	71,994,558	0.86	to	0.74	73,726,546	2.18	0.55	to	1.45	(40.23)	to	(40.76)
VA U.S. Targeted Value
12/31/2012	33,414,577	1.47	to	1.28	69,755,536	1.45	0.55	to	1.45	19.45	to	18.39
12/31/2011	37,072,524	1.23	to	1.08	64,175,814	0.72	0.55	to	1.45	(5.07)	to	(5.91)
12/31/2010	41,331,911	1.30	to	1.15	76,250,273	0.69	0.55	to	1.45	28.36	to	27.23
12/31/2009	44,538,611	1.01	to	0.90	65,300,682	1.12	0.55	to	1.45	25.93	to	24.81
12/31/2008	46,330,994	0.80	to	0.72	55,046,553	1.37	0.55	to	1.45	(37.29)	to	(37.84)
Dreyfus VIF—Growth and Income
12/31/2012	27,670	30.69	to	26.74	754,965	1.39	0.80	to	1.40	17.13	to	16.43
12/31/2011	36,457	26.20	to	22.97	849,661	1.23	0.80	to	1.40	(3.56)	to	(4.13)
12/31/2010	41,892	27.17	to	23.96	1,016,093	1.14	0.80	to	1.40	17.67	to	16.97
12/31/2009	57,191	23.09	to	20.48	1,197,061	1.33	0.80	to	1.40	27.76	to	27.01
12/31/2008	64,408	18.07	to	16.13	1,058,033	0.64	0.80	to	1.40	(40.89)	to	(41.24)
Dreyfus VIF—Quality Bond
12/31/2012	19,213	26.53	to	23.22	448,677	3.00	0.80	to	1.40	6.14	to	5.51
12/31/2011	22,981	24.99	to	22.01	508,056	3.65	0.80	to	1.40	6.18	to	5.56
12/31/2010	25,931	23.54	to	20.85	542,700	3.89	0.80	to	1.40	7.52	to	6.88
12/31/2009	28,155	21.89	to	19.51	551,062	4.75	0.80	to	1.40	14.05	to	13.37
12/31/2008	30,955	19.19	to	17.21	535,143	4.95	0.80	to	1.40	(4.94)	to	(5.51)
Dreyfus VIF—Appreciation
12/31/2012	59,530	1.50	to	1.29	84,776	3.22	0.55	to	1.60	9.53	to	8.40
12/31/2011	68,733	1.37	to	1.19	89,655	1.48	0.55	to	1.60	8.15	to	7.03
12/31/2010	70,507	1.27	to	1.11	85,327	2.16	0.55	to	1.60	14.42	to	13.23
12/31/2009	169,840	1.11	to	0.98	180,945	2.52	0.55	to	1.60	21.56	to	20.30
12/31/2008	253,287	0.91	to	0.82	220,711	1.87	0.55	to	1.60	(30.11)	to	(30.83)
Dreyfus Socially Responsible Growth
12/31/2012	245,413	1.37	to	0.97	1,722,105	0.79	0.55	to	1.60	11.08	to	9.93
12/31/2011	337,206	1.23	to	0.89	1,857,048	0.86	0.55	to	1.60	0.10	to	(0.93)
12/31/2010	356,077	1.23	to	0.89	2,022,329	0.84	0.55	to	1.60	13.92	to	12.74
12/31/2009	379,491	1.08	to	0.79	1,925,880	0.95	0.55	to	1.60	32.71	to	31.34
12/31/2008	538,940	0.82	to	0.60	1,663,624	0.68	0.55	to	1.60	(34.94)	to	(35.62)
Federated Capital Appreciation
12/31/2012	1,058,067	1.12	to	1.09	1,172,258	0.58	0.55	to	1.60	9.57	to	8.43
12/31/2011	1,276,560	1.02	to	1.00	1,296,724	0.79	0.55	to	1.60	(5.81)	to	(6.78)
12/31/2010(1)	1,698,782	1.09	to	1.08	1,839,585	—	0.55	to	1.60	8.55	to	7.64

64

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio ***
Federated Fund for U.S. Government Securities
12/31/2012	5,133,910	$1.40	to	$1.42	$9,168,718	4.52%	0.55%	to	1.60%	2.41%	to	1.34%
12/31/2011	7,904,789	1.37	to	1.40	13,281,989	3.78	0.55	to	1.60	5.20	to	4.12
12/31/2010	6,092,561	1.30	to	1.34	10,004,366	4.40	0.55	to	1.60	4.59	to	3.51
12/31/2009	5,596,983	1.41	to	1.30	9,700,891	5.18	0.55	to	1.60	4.58	to	3.55
12/31/2008	5,966,213	1.19	to	1.25	10,262,341	4.63	0.55	to	1.60	3.71	to	2.63
Federated High Income Bond
12/31/2012	3,428,798	1.90	to	2.09	9,160,975	7.45	0.55	to	1.60	14.07	to	12.88
12/31/2011	3,599,641	1.67	to	1.85	8,227,410	9.37	0.55	to	1.60	4.59	to	3.51
12/31/2010	5,287,568	1.59	to	1.79	11,053,661	8.61	0.55	to	1.60	14.10	to	12.92
12/31/2009	6,845,847	1.40	to	1.58	12,722,117	10.86	0.55	to	1.60	52.01	to	50.44
12/31/2008	5,862,387	0.92	to	1.05	7,664,451	10.19	0.55	to	1.60	(26.40)	to	(27.16)
Federated Managed Volatility
12/31/2012	905,051	1.83	to	1.34	1,647,283	2.92	0.55	to	1.60	12.93	to	11.75
12/31/2011	1,399,070	1.62	to	1.20	2,040,486	4.76	0.55	to	1.60	4.20	to	3.13
12/31/2010	2,407,146	1.56	to	1.16	3,177,623	5.55	0.55	to	1.60	11.47	to	10.32
12/31/2009	2,054,733	1.40	to	1.05	2,464,987	5.74	0.55	to	1.60	27.58	to	26.26
12/31/2008	2,433,006	1.09	to	0.83	2,240,907	4.99	0.55	to	1.60	(20.82)	to	(21.64)
Federated Prime Money
12/31/2012	16,663,572	1.11	to	1.01	21,257,229	—	0.55	to	1.60	(0.55)	to	(1.58)
12/31/2011	19,970,235	1.12	to	1.02	25,353,346	—	0.55	to	1.60	(0.55)	to	(1.57)
12/31/2010	14,445,550	1.12	to	1.04	18,776,989	—	0.55	to	1.60	(0.55)	to	(1.57)
12/31/2009	18,082,654	1.13	to	1.06	23,050,774	0.53	0.55	to	1.60	(0.10)	to	(1.13)
12/31/2008	36,225,661	1.13	to	1.07	44,904,188	2.45	0.55	to	1.60	1.98	to	0.92
Fidelity VIP Asset ManagerSM
12/31/2012	42,540	27.31	to	24.03	1,030,056	1.57	0.80	to	1.40	11.58	to	10.92
12/31/2011	44,478	24.48	to	21.66	970,462	1.96	0.80	to	1.40	(3.33)	to	(3.90)
12/31/2010	45,203	25.32	to	22.54	1,024,574	1.71	0.80	to	1.40	13.36	to	12.69
12/31/2009	45,845	22.34	to	20.00	927,811	2.42	0.80	to	1.40	28.09	to	27.33
12/31/2008	48,836	17.32	to	15.71	775,536	2.52	0.80	to	1.40	(29.29)	to	(30.87)
Fidelity VIP Contrafund®
12/31/2012	8,092,586	1.22	to	1.14	9,766,084	1.22	0.55	to	1.60	15.78	to	14.57
12/31/2011	8,626,304	1.06	to	1.00	9,033,297	0.96	0.55	to	1.60	(3.06)	to	(4.06)
12/31/2010	9,756,365	1.09	to	1.04	10,529,253	1.28	0.55	to	1.60	16.58	to	15.37
12/31/2009	10,704,117	0.94	to	0.90	9,974,867	1.51	0.55	to	1.60	34.97	to	33.57
12/31/2008	9,840,232	0.69	to	0.67	6,801,189	1.13	0.55	to	1.60	(42.83)	to	(43.42)
Fidelity VIP Mid Cap
12/31/2012	903,609	2.02	to	1.85	1,818,249	0.58	0.55	to	1.60	14.20	to	13.01
12/31/2011	872,941	1.77	to	1.64	1,539,419	0.19	0.55	to	1.60	(11.10)	to	(12.02)
12/31/2010	1,261,595	1.99	to	1.86	2,500,036	0.45	0.55	to	1.60	28.13	to	26.81
12/31/2009	1,066,610	1.56	to	1.47	1,652,382	0.68	0.55	to	1.60	39.32	to	37.88
12/31/2008	1,338,174	1.12	to	1.06	1,488,241	0.43	0.55	to	1.60	(39.78)	to	(40.40)

65

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio ***
Fidelity VIP Money Market
12/31/2012	260,731	$15.68	to	$14.08	$3,932,989	0.14%	0.80%	to	1.40%	(0.66)%	to	(1.25)%
12/31/2011	288,470	15.79	to	14.26	4,377,445	0.11	0.80	to	1.40	(0.68)	to	(1.27)
12/31/2010	325,695	15.89	to	14.44	4,975,313	0.18	0.80	to	1.40	(0.55)	to	(1.14)
12/31/2009	253,773	15.98	to	14.61	3,958,269	0.73	0.80	to	1.40	(0.08)	to	(0.67)
12/31/2008	267,409	16.00	to	14.71	4,179,566	3.01	0.80	to	1.40	7.74	to	0.72
Fidelity VIP Value Strategies
12/31/2012	854,240	1.54	to	1.41	1,281,993	0.59	0.55	to	1.60	26.58	to	25.27
12/31/2011	1,368,883	1.22	to	1.12	1,608,103	0.92	0.55	to	1.60	(9.30)	to	(10.24)
12/31/2010	1,747,920	1.34	to	1.25	2,273,900	0.55	0.55	to	1.60	25.94	to	24.64
12/31/2009	2,071,098	1.06	to	1.00	2,173,115	0.79	0.55	to	1.60	56.72	to	55.10
12/31/2008	786,955	0.68	to	0.65	526,406	0.48	0.55	to	1.60	(51.43)	to	(51.94)
Fidelity VIP Equity-Income
12/31/2012	64,264	32.74	to	28.93	1,861,668	3.10	0.80	to	1.40	16.37	to	15.68
12/31/2011	70,153	28.14	to	25.01	1,756,508	2.47	0.80	to	1.40	0.17	to	(0.42)
12/31/2010	73,522	28.09	to	25.12	1,848,418	1.79	0.80	to	1.40	14.24	to	13.56
12/31/2009	81,612	24.59	to	22.12	1,806,558	2.30	0.80	to	1.40	29.18	to	28.41
12/31/2008	88,871	19.03	to	17.22	1,532,034	2.34	0.80	to	1.40	(43.11)	to	(43.45)
Fidelity VIP Growth
12/31/2012	50,039	33.19	to	28.38	1,431,812	0.58	0.80	to	1.40	13.77	to	13.10
12/31/2011	58,092	29.17	to	25.10	1,467,741	0.35	0.80	to	1.40	(0.59)	to	(1.18)
12/31/2010	62,980	29.34	to	25.40	1,612,196	0.26	0.80	to	1.40	23.19	to	22.46
12/31/2009	81,894	23.82	to	20.74	1,708,836	0.45	0.80	to	1.40	27.27	to	26.52
12/31/2008	93,998	18.72	to	16.39	1,549,337	0.76	0.80	to	1.40	(47.59)	to	(47.90)
NVIT Developing Markets
12/31/2012	2,738,316	2.06	to	2.56	6,985,278	0.08	0.55	to	1.60	16.14	to	14.93
12/31/2011	5,145,054	1.78	to	2.23	11,045,992	0.28	0.55	to	1.60	(22.83)	to	(23.63)
12/31/2010	5,025,978	2.30	to	2.92	14,183,506	—	0.55	to	1.60	15.51	to	14.31
12/31/2009	5,038,471	1.99	to	2.55	12,567,912	1.18	0.55	to	1.60	61.34	to	59.67
12/31/2008	4,791,630	1.24	to	1.60	7,805,885	0.70	0.55	to	1.60	(58.09)	to	(58.53)
TA Asset Allocation—Conservative
12/31/2012	1,529,126	1.50	to	1.50	2,430,967	2.96	0.55	to	1.60	6.87	to	5.76
12/31/2011	1,471,031	1.40	to	1.42	2,192,251	2.13	0.55	to	1.60	2.09	to	1.04
12/31/2010	1,760,372	1.37	to	1.40	2,592,311	2.15	0.55	to	1.60	8.34	to	7.22
12/31/2009	2,772,518	1.27	to	1.31	3,809,751	2.27	0.55	to	1.60	24.54	to	23.25
12/31/2008	2,607,090	1.02	to	1.06	2,820,236	2.61	0.55	to	1.60	(21.61)	to	(22.43)

66

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio ***
TA Asset Allocation—Growth
12/31/2012	859,505	$1.44	to	$1.37	$1,272,478	1.23%	0.55%	to	1.60%	11.98%	to	10.81%
12/31/2011	926,971	1.28	to	1.24	1,216,205	1.09	0.55	to	1.60	(5.93)	to	(6.90)
12/31/2010	1,807,479	1.36	to	1.33	2,515,407	1.09	0.55	to	1.60	14.32	to	13.14
12/31/2009	1,752,625	1.19	to	1.18	2,139,303	2.65	0.55	to	1.60	29.11	to	27.77
12/31/2008	1,817,665	0.92	to	0.92	1,716,247	3.04	0.55	to	1.60	(39.97)	to	(40.59)
TA Asset Allocation—Moderate Growth
12/31/2012	1,298,509	1.51	to	1.47	1,989,162	2.46	0.55	to	1.60	10.04	to	8.89
12/31/2011	1,397,231	1.37	to	1.35	1,952,265	1.60	0.55	to	1.60	(2.55)	to	(3.55)
12/31/2010	2,196,558	1.41	to	1.40	3,133,820	1.98	0.55	to	1.60	12.11	to	10.95
12/31/2009	1,659,076	1.26	to	1.26	2,133,129	5.48	0.55	to	1.60	27.46	to	26.14
12/31/2008	2,002,421	0.99	to	1.00	2,024,711	3.26	0.55	to	1.60	(33.13)	to	(33.83)
TA Asset Allocation—Moderate
12/31/2012	3,095,690	1.54	to	1.51	4,869,800	2.96	0.55	to	1.60	8.83	to	7.70
12/31/2011	2,696,494	1.41	to	1.40	3,899,116	1.71	0.55	to	1.60	0.04	to	(1.00)
12/31/2010	2,575,539	1.41	to	1.42	3,758,092	3.29	0.55	to	1.60	9.77	to	8.64
12/31/2009	1,733,056	1.29	to	1.31	2,321,773	4.36	0.55	to	1.60	25.71	to	24.41
12/31/2008	2,286,816	1.02	to	1.05	2,489,911	3.41	0.55	to	1.60	(26.37)	to	(27.14)
TA BlackRock Large Cap Value
12/31/2012	2,182,640	1.25	to	1.21	2,687,747	1.89	0.55	to	1.60	11.11	to	9.95
12/31/2011	1,112,483	1.13	to	1.10	1,243,745	1.82	0.55	to	1.60	2.17	to	1.12
12/31/2010	936,028	1.10	to	1.09	1,026,849	0.73	0.55	to	1.60	9.84	to	8.71
12/31/2009(1)	1,214,437	1.00	to	1.00	1,218,056	—	0.55	to	1.60	0.34	to	0.22
TA Clarion Global Real Estate Securities
12/31/2012	993,589	2.06	to	2.56	3,638,326	3.32	0.55	to	1.60	24.56	to	23.27
12/31/2011	1,082,230	1.66	to	2.07	2,693,883	6.82	0.55	to	1.60	(6.25)	to	(7.22)
12/31/2010	1,103,829	1.77	to	2.23	3,007,332	6.03	0.55	to	1.60	15.03	to	13.85
12/31/2009	1,334,877	1.54	to	1.96	3,154,460	—	0.55	to	1.60	32.69	to	31.32
12/31/2008	1,745,366	1.16	to	1.49	3,035,305	6.98	0.55	to	1.60	(42.70)	to	(43.29)
TA Efficient Markets
12/31/2012	652,508	1.49	to	1.43	970,602	1.66	0.55	to	1.60	11.88	to	10.72
12/31/2011	540,044	1.33	to	1.29	719,198	0.86	0.55	to	1.60	(2.46)	to	(3.47)
12/31/2010	513,685	1.37	to	1.34	701,607	0.60	0.55	to	1.60	12.06	to	10.90
12/31/2009	323,679	1.22	to	1.21	394,563	—	0.55	to	1.60	17.51	to	16.29
12/31/2008(1)	—	1.04	to	1.04	—	—	0.55	to	1.60	3.82	to	3.67
TA JPMorgan Enhanced Index
12/31/2012	1,139,686	1.44	to	1.16	3,693,353	1.18	0.55	to	1.60	15.71	to	14.51
12/31/2011	1,581,689	1.24	to	1.02	3,740,262	1.21	0.55	to	1.60	0.19	to	(0.84)
12/31/2010	1,901,710	1.24	to	1.02	4,108,088	1.32	0.55	to	1.60	14.55	to	13.36
12/31/2009	2,611,939	1.08	to	0.90	5,065,460	2.07	0.55	to	1.60	28.88	to	27.55
12/31/2008	2,657,967	0.84	to	0.71	4,149,960	5.51	0.55	to	1.60	(37.69)	to	(38.34)

67

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio ***
TA MFS International Equity
12/31/2012	1,381,584	$1.70	to	$1.53	$2,324,873	1.64%	0.55%	to	1.60%	21.49%	to	20.22%
12/31/2011	1,437,133	1.40	to	1.27	1,994,249	1.18	0.55	to	1.60	(10.55)	to	(11.47)
12/31/2010	1,434,341	1.56	to	1.43	2,226,039	1.39	0.55	to	1.60	9.89	to	8.76
12/31/2009	1,709,496	1.42	to	1.32	2,417,720	3.04	0.55	to	1.60	31.96	to	30.59
12/31/2008	1,612,402	1.08	to	1.01	1,724,787	4.93	0.55	to	1.60	(35.65)	to	(36.31)
TA Morgan Stanley Active International Allocation
12/31/2012	698,046	1.49	to	1.34	1,479,317	2.19	0.55	to	1.60	16.11	to	14.90
12/31/2011	1,575,941	1.29	to	1.16	2,439,478	1.35	0.55	to	1.60	(14.76)	to	(15.64)
12/31/2010	1,674,916	1.51	to	1.38	3,120,251	1.70	0.55	to	1.60	7.89	to	6.77
12/31/2009	2,806,979	1.40	to	1.29	4,540,428	0.15	0.55	to	1.60	25.19	to	23.90
12/31/2008	3,987,287	1.12	to	1.04	5,021,834	5.12	0.55	to	1.60	(39.17)	to	(39.80)
TA Morgan Stanley Capital Growth
12/31/2012	48,037	1.44	to	1.27	63,716	—	0.55	to	1.60	14.91	to	13.72
12/31/2011	52,311	1.26	to	1.12	60,696	—	0.55	to	1.60	(6.32)	to	(7.29)
12/31/2010	79,706	1.34	to	1.21	101,432	0.81	0.55	to	1.60	26.74	to	25.43
12/31/2009	139,342	1.06	to	0.96	142,740	2.55	0.55	to	1.60	27.21	to	25.90
12/31/2008	176,406	0.83	to	0.76	141,282	2.11	0.55	to	1.60	(36.71)	to	(37.37)
TA Morgan Stanley Mid-Cap Growth
12/31/2012	952,728	1.76	to	1.14	1,270,407	—	0.55	to	1.60	8.48	to	7.35
12/31/2011	739,241	1.62	to	1.06	926,004	0.18	0.55	to	1.60	(7.22)	to	(8.18)
12/31/2010	933,885	1.74	to	1.16	1,191,384	0.07	0.55	to	1.60	33.17	to	31.79
12/31/2009	1,132,654	1.31	to	0.88	1,088,264	—	0.55	to	1.60	59.68	to	58.03
12/31/2008	356,362	0.82	to	0.56	228,869	2.11	0.55	to	1.60	(46.58)	to	(47.14)
TA Multi-Managed Balanced
12/31/2012	1,950,244	1.32	to	1.28	2,547,786	1.63	0.55	to	1.60	11.95	to	10.79
12/31/2011	1,844,198	1.18	to	1.16	2,157,101	2.27	0.55	to	1.60	3.47	to	2.40
12/31/2010(1)	1,991,927	1.14	to	1.13	2,259,417	0.54	0.55	to	1.60	13.68	to	12.89
TA PIMCO Total Return
12/31/2012	37,105,610	1.60	to	1.58	62,832,490	4.09	0.55	to	1.60	6.96	to	5.85
12/31/2011	36,312,899	1.49	to	1.49	57,159,357	2.53	0.55	to	1.60	5.69	to	4.60
12/31/2010	34,625,099	1.41	to	1.43	51,941,683	4.18	0.55	to	1.60	6.61	to	5.51
12/31/2009	30,038,105	1.33	to	1.35	42,464,749	6.40	0.55	to	1.60	15.40	to	14.21
12/31/2008	24,229,935	1.15	to	1.18	29,832,397	6.43	0.55	to	1.60	(3.33)	to	(4.33)
TA Systematic Small/Mid Cap Value
12/31/2012	1,174,790	1.22	to	2.42	3,197,677	0.55	0.55	to	1.60	15.75	to	14.54
12/31/2011	1,008,783	1.06	to	2.11	2,766,718	0.14	0.55	to	1.60	(3.19)	to	(4.19)
12/31/2010	1,256,570	1.09	to	2.20	3,425,546	0.64	0.55	to	1.60	29.70	to	28.36
12/31/2009	1,522,432	0.84	to	1.72	3,028,514	3.68	0.55	to	1.60	42.43	to	40.96
12/31/2008	726,968	0.59	to	1.22	1,536,984	5.70	0.55	to	1.60	(40.92)	to	(41.80)

68

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio ***
TA T. Rowe Price Small Cap
12/31/2012	5,066,790	$1.42	to	$1.32	$7,114,922	—%	0.55%	to	1.60%	15.06%	to	13.86%
12/31/2011	3,015,450	1.23	to	1.16	3,695,864	—	0.55	to	1.60	1.14	to	0.09
12/31/2010	3,353,158	1.22	to	1.16	4,063,571	—	0.55	to	1.60	33.69	to	32.31
12/31/2009	2,984,808	0.91	to	0.88	2,690,906	—	0.55	to	1.60	37.95	to	36.52
12/31/2008	2,071,858	0.66	to	0.64	1,349,806	1.90	0.55	to	1.60	(36.60)	to	(37.26)
TA Vanguard ETF Index-Balanced
12/31/2012	2,758,359	1.15	to	1.10	3,176,975	1.64	0.55	to	1.60	8.07	to	6.95
12/31/2011	102,713	1.07	to	1.03	109,664	0.10	0.55	to	1.60	1.01	to	(0.03)
12/31/2010	1,136,427	1.06	to	1.03	1,199,645	0.20	0.55	to	1.60	10.47	to	9.32
12/31/2009	42,839	0.96	to	0.94	40,989	0.24	0.55	to	1.60	15.98	to	14.78
12/31/2008(1)	—	0.82	to	0.82	—	—	0.55	to	1.60	(17.50)	to	(18.08)
TA Vanguard ETF Index-Growth
12/31/2012	2,509,703	1.11	to	1.05	2,733,800	2.32	0.55	to	1.60	11.18	to	10.02
12/31/2011	—	0.99	to	0.96	—	—	0.55	to	1.60	(1.40)	to	(2.41)
12/31/2010	1,136,652	1.01	to	0.98	1,144,315	0.06	0.55	to	1.60	12.53	to	11.37
12/31/2009	10,731	0.90	to	0.88	9,605	—	0.55	to	1.60	23.00	to	21.73
12/31/2008(1)	2,704,739	0.73	to	0.72	1,967,763	—	0.55	to	1.60	(27.17)	to	(27.67)
TA WMC Diversified Growth
12/31/2012	4,350,615	1.41	to	1.25	5,888,498	0.32	0.55	to	1.60	12.55	to	11.38
12/31/2011	5,741,729	1.25	to	1.12	6,945,612	0.35	0.55	to	1.60	(4.26)	to	(5.25)
12/31/2010	5,630,068	1.31	to	1.18	7,177,205	0.47	0.55	to	1.60	17.17	to	15.96
12/31/2009	7,917,033	1.12	to	1.02	8,572,769	0.92	0.55	to	1.60	28.49	to	27.16
12/31/2008	10,150,468	0.87	to	0.80	8,556,774	0.23	0.55	to	1.60	(46.30)	to	(46.86)
T. Rowe Price Equity Income
12/31/2012	46,593	40.07	to	35.27	1,643,370	2.13	0.80	to	1.40	16.21	to	15.52
12/31/2011	54,922	34.48	to	30.53	1,678,241	1.73	0.80	to	1.40	(1.50)	to	(2.08)
12/31/2010	58,586	35.01	to	31.18	1,828,041	1.88	0.80	to	1.40	14.11	to	13.43
12/31/2009	68,782	30.68	to	27.49	1,892,521	2.00	0.80	to	1.40	24.60	to	23.87
12/31/2008	78,419	24.62	to	22.19	1,741,472	2.30	0.80	to	1.40	(36.62)	to	(37.00)
T. Rowe Price New America Growth
12/31/2012	35,462	33.41	to	30.55	1,084,563	0.47	0.80	to	1.40	12.22	to	11.55
12/31/2011	39,953	29.77	to	27.38	1,096,169	0.21	0.80	to	1.40	(1.85)	to	(2.43)
12/31/2010	42,679	30.34	to	28.07	1,201,263	0.19	0.80	to	1.40	18.70	to	18.00
12/31/2009	51,600	25.56	to	23.79	1,230,500	—	0.80	to	1.40	48.58	to	47.70
12/31/2008	57,570	17.20	to	16.10	928,977	—	0.80	to	1.40	(38.73)	to	(39.10)
T. Rowe Price International Stock
12/31/2012	46,704	19.03	to	16.83	788,511	1.23	0.80	to	1.40	17.49	to	16.80
12/31/2011	53,783	16.20	to	14.41	777,538	1.45	0.80	to	1.40	(13.53)	to	(14.04)
12/31/2010	62,619	18.73	to	16.76	1,053,541	0.90	0.80	to	1.40	13.55	to	12.88
12/31/2009	71,779	16.50	to	14.85	1,069,143	2.67	0.80	to	1.40	51.18	to	50.28
12/31/2008	78,706	10.91	to	9.88	779,713	1.78	0.80	to	1.40	(49.11)	to	(49.41)

69

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio ***
Vanguard Equity Index
12/31/2012	41,192,670	$1.45	to	$1.36	$60,588,609	1.94%	0.55%	to	1.60%	15.22%	to	14.02%
12/31/2011	44,394,050	1.26	to	1.19	56,729,603	1.66	0.55	to	1.60	1.38	to	0.33
12/31/2010	48,602,776	1.24	to	1.19	61,275,125	2.07	0.55	to	1.60	14.29	to	13.10
12/31/2009	51,923,009	1.08	to	1.05	57,450,258	2.60	0.55	to	1.60	25.75	to	24.45
12/31/2008	50,951,544	0.86	to	0.85	44,839,116	2.07	0.55	to	1.60	(37.28)	to	(37.93)
Vanguard International
12/31/2012	10,422,236	0.99	to	0.94	10,304,023	1.99	0.55	to	1.60	19.48	to	18.24
12/31/2011	8,791,421	0.83	to	0.79	7,283,585	1.56	0.55	to	1.60	(14.01)	to	(14.90)
12/31/2010	8,296,600	0.97	to	0.93	8,008,396	1.69	0.55	to	1.60	15.09	to	13.90
12/31/2009	8,449,446	0.84	to	0.82	7,091,614	3.33	0.55	to	1.60	42.00	to	40.54
12/31/2008	6,021,526	0.59	to	0.58	3,561,559	1.17	0.55	to	1.60	(45.22)	to	(45.79)
Vanguard Mid-Cap Index
12/31/2012	7,492,660	1.81	to	1.74	13,914,441	1.14	0.55	to	1.60	15.18	to	13.98
12/31/2011	7,808,611	1.57	to	1.53	12,618,539	1.02	0.55	to	1.60	(2.57)	to	(3.58)
12/31/2010	8,858,110	$1.61	to	$1.59	14,680,293	0.92	0.55	to	1.60	24.68	to	23.40
12/31/2009	8,319,603	1.29	to	1.28	11,112,916	1.84	0.55	to	1.60	39.60	to	38.16
12/31/2008	10,743,679	0.93	to	0.93	10,286,212	1.64	0.55	to	1.60	(42.14)	to	(42.74)
Vanguard REIT Index
12/31/2012	9,753,533	2.14	to	2.35	23,258,616	1.95	0.55	to	1.60	16.81	to	15.60
12/31/2011	10,485,083	1.83	to	2.03	21,352,893	1.76	0.55	to	1.60	7.85	to	6.73
12/31/2010	11,655,943	1.70	to	1.90	22,186,195	2.82	0.55	to	1.60	27.55	to	26.23
12/31/2009	11,990,993	1.33	to	1.51	18,046,659	4.77	0.55	to	1.60	28.44	to	27.11
12/31/2008	11,036,676	1.04	to	1.19	12,896,659	3.23	0.55	to	1.60	(37.59)	to	(38.24)
Vanguard Short-Term Investment Grade
12/31/2012	33,366,733	1.36	to	1.31	46,732,869	2.56	0.55	to	1.60	3.84	to	2.76
12/31/2011	34,947,515	1.31	to	1.28	47,313,224	3.13	0.55	to	1.60	1.46	to	0.41
12/31/2010	28,529,278	1.29	to	1.27	38,073,583	2.88	0.55	to	1.60	4.64	to	3.56
12/31/2009	26,813,592	1.23	to	1.23	34,224,988	4.22	0.55	to	1.60	13.24	to	12.07
12/31/2008	24,262,110	1.09	to	1.10	27,461,299	4.43	0.55	to	1.60	(3.98)	to	(4.98)
Vanguard Total Bond Market Index
12/31/2012	31,007,071	1.51	to	1.48	48,788,385	2.64	0.55	to	1.60	3.45	to	2.38
12/31/2011	30,609,127	1.46	to	1.45	46,438,160	3.25	0.55	to	1.60	7.06	to	5.96
12/31/2010	30,617,293	1.36	to	1.37	43,531,646	3.53	0.55	to	1.60	5.92	to	4.82
12/31/2009	30,460,409	1.29	to	1.30	41,003,883	4.15	0.55	to	1.60	5.36	to	4.27
12/31/2008	25,556,446	1.22	to	1.25	32,528,476	4.12	0.55	to	1.60	4.65	to	3.57
Wanger International
12/31/2012	1,930,604	2.39	to	2.44	6,092,875	1.20	0.55	to	1.60	20.90	to	19.64
12/31/2011	2,062,787	1.98	to	2.04	5,461,135	4.88	0.55	to	1.60	(15.09)	to	(15.96)
12/31/2010	2,396,905	2.33	to	2.42	7,617,309	2.55	0.55	to	1.60	24.24	to	22.95
12/31/2009	1,899,226	1.87	to	1.97	5,521,379	3.90	0.55	to	1.60	48.96	to	47.42
12/31/2008	2,254,332	1.26	to	1.34	4,469,839	0.98	0.55	to	1.60	(45.90)	to	(46.46)

70

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio ***
Wanger USA
12/31/2012	2,668,831	$1.72	to	$1.85	$6,460,030	0.30%	0.55%	to	1.60%	19.36%	to	18.12%
12/31/2011	3,122,640	1.44	to	1.57	6,396,846	—	0.55	to	1.60	(4.02)	to	(5.01)
12/31/2010	3,533,175	1.50	to	1.65	7,497,149	—	0.55	to	1.60	22.68	to	21.41
12/31/2009	4,164,485	1.22	to	1.36	7,140,169	—	0.55	to	1.60	41.45	to	39.99
12/31/2008	4,707,196	0.87	to	0.97	5,872,494	—	0.55	to	1.60	(40.02)	to	(40.64)
WFAVT Discovery
12/31/2012	100	43.99	to	39.46	3,933	—	0.80	to	1.40	16.80	to	16.10
12/31/2011	100	37.66	to	33.99	3,406	—	0.80	to	1.40	(0.37)	to	(0.96)
12/31/2010	101	37.80	to	34.32	3,463	—	0.80	to	1.40	34.47	to	33.67
12/31/2009	102	28.11	to	25.67	2,608	—	0.80	to	1.40	39.19	to	38.37
12/31/2008	102	20.20	to	18.55	1,900	—	0.80	to	1.40	(44.80)	to	(45.13)
WFAVT Small Cap Value
12/31/2012	1,012,006	1.67	to	1.49	1,873,427	0.88	0.55	to	1.60	13.37	to	12.19
12/31/2011	468,310	1.48	to	1.33	901,870	0.67	0.55	to	1.60	(7.77)	to	(8.72)
12/31/2010	584,562	1.60	to	1.45	1,299,454	1.39	0.55	to	1.60	16.61	to	15.41
12/31/2009	950,184	1.37	to	1.26	1,696,362	1.37	0.55	to	1.60	59.30	to	57.66
12/31/2008	886,353	0.86	to	0.80	1,114,013	—	0.55	to	1.60	(44.85)	to	(45.43)

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

71

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

5. Administrative and Mortality and Expense Risk Charges

MLIC deducts a daily administrative charge equal to an annual rate of .15% of the daily net assets value of each subaccount for administrative expenses. An annual charge ranging from .40% to 1.45% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for MLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Taxes

Operations of the Separate Account form a part of MLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of MLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from MLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to MLIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

72

Monumental Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2012

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

73

PART C		OTHER INFORMATION

Item 24.		Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

	(1)	(a)	Resolution of the Board of Directors of National Home Life Assurance Company (“National Home”) authorizing establishment of the Separate Account. Note 20

	(2)		Not Applicable.

	(3)	(a)	Principal Underwriting Agreement by and between Monumental Life Insurance Company on its own behalf and on the behalf of the Separate Account, and AFSG Securities Corporation. Note 1
		(a)(1)	Amendment No. 1 to Principal Underwriting Agreement. Note 1
		(a)(2)	Amendment No. 2 to Principal Underwriting Agreement. Note 1
		(a)(3)	Amendment No. 3 to Principal Underwriting Agreement. Note 21
		(a)(4)	Amended and Restated Principal Underwriting Agreement Note 30.
		(b)	Form of Broker/Dealer Supervision and Sales Agreement. Note 2
		(b)(1)	Form of Life Insurance Company Product Sales Agreement. Note 21
		(b)(2)	Form of Life Insurance Company Product Sales Agreement Note 23

	(4)	(a)	Form of variable annuity contract (Dimensional). Note 20
		(b)	Form of variable annuity contract (Advisor’s Edge Select) Note 3
		(c)	Form of variable annuity policy (Advisor’s Edge) Note 4
		(d)	Form of variable annuity policy (Advisor’s Edge Select) Note 4
		(e)	Form of Policy Rider (Guaranteed Minimum Income Benefit) Note 5
		(f)	Form of Policy Rider (Additional Death Benefit) Note 5
		(g)	Form of Policy Rider (Additional Death Benefit) Note 5
		(j)	Form of Policy Rider (Life with Emergency Cash) Note 5
		(i)	Form of Policy Rider (Initial Payment Guarantee) Note 5
		(j)	Form of Policy Rider (Additional Death Distribution II) Note 6
		(k)	Form of Policy Rider (Additional Death Benefit RTP 18 0103). Note 6
		(l)	Form of Policy Rider (Architect) Note 21

	(5)	(a)	Form of Application for Dimensional. Note 20

	(6)	(a)	Restated Articles of Incorporation and Articles of Redomestication of Monumental Life Insurance Company. Note 1
		(b)	Amended and Restated By Laws of Monumental Life Insurance Company. Note 1

	(7)		Not Applicable.

	(8)	(a)	Participation Agreement Among DFA Investment Dimensions Group, Inc., Dimensional Fund Advisors, Inc., DFA Securities Inc. and National Home Life Assurance Company dated as of June 29, 1994. Note 20
		(a)(1)	Amended and Restated Participation Agreement (DFA). Note 22
		(a)(2)	Assumption Agreement to Participation Agreement (DFA). Note 22
		(b)	Participation Agreement Among Insurance Management Series, Federated Advisors, Federated Securities Corp. and National Home Life Assurance Company dated as of May 17, 1994. Note 20
		(b)(1)	Participation Agreement between Monumental Life Insurance Company, Federated Insurance Series, and Federated Securities Corp. Note 29.
		(c)	Participation Agreement Among Insurance Investment Products Trust, SEI Financial Services Company and National Home Life Assurance Company dated as of January 1, 1995. Note 7
		(d)	Participation Agreement Among Wanger Advisors Trust and National Home Life Assurance Company dated as of May 19, 1995. Note 7
		(e)	Participation Agreement Among Tomorrow Funds Retirement Trust, Weiss, Peck & Greer, L.L.C. and Providian Life and Health Insurance Company dated as of September 11, 1995. Note 7
		(f)	Participation Agreement among Montgomery Funds III, Montgomery Asset Management, L.P., and Providian Life and Health Insurance Company dated as of April 27, 2000. Note 8
		(f)(1)	Amendment to Participation Agreement (Nationwide). Note 30

	(g)	Participation Agreement Among Strong Variable Insurance Funds, Inc.; Strong Capital Management, Inc.; Strong Funds Distributors, Inc. and Providian Life and Health Insurance Company dated March 31, 1997. Note 9
	(h)	Participation Agreement Among Warburg Pincus Trust; Warburg Pincus Counsellors, Inc.; Counsellors Securities Inc. and Providian Life and Health Insurance Company dated March 31, 1997. Note 9
	(i)	Amendment No. 1 dated December 16, 1996 to Participation Agreement Among Wanger Advisors Trust and Providian Life and Health Insurance Company dated May 19, 1995. Note 9
	(j)	Participation Agreement Among SteinRoe Variable Investment Trust, SteinRoe & Farnham Incorporated and Providian Life and Health Insurance Company dated March 31, 1997. Note 9
8	(j)(1)	Participation Agreement between TLIC, TFLIC, Monumental, TOLIC and Columbia. Note 29.
8	(j)(2)	Amendment No. 1 to Participation Agreement (Columbia Funds). Note 29.
8	(j)(3)	Assignment and Assumption PBL to Mon (Columbia Funds). Note 29.
8	(j)(4)	Amendment No. 2 to Participation Agreement (Columbia Funds). Note 29.
8	(j)(5)	Amendment No. 3 to Participation Agreement (Columbia Funds). Note 29.
8	(j)(6)	Amendment to the Agreements (Columbia Funds). Note 29.
8	(j)(7)	Amendment to Participation Agreement (Columbia) Note 30.
8	(j)(8)	Amendment to Participation Agreement (Columbia) Note 30.
	(k)	Participation Agreement Among Providian Life and Health Insurance Company, Providian Series Trust, and Providian Investment Advisors, Inc. dated March 25, 1997. Note 9
	(l)	Participation Agreement Among Endeavor Series Trust, Endeavor Management Co. and PFL Life Insurance Company dated February 28, 1991. Note 10
	(m)	Participation Agreement Among WRL Series Fund, Inc., Western Reserve Life Assurance Co. of Ohio, and PFL Life Insurance Company. Note 11
	(m)(1)	Amendment No. 9 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, and AUSA Life Insurance Company, Inc. Note 4
	(m)(2)	Amendment No. 31 to Participation Agreement (ATSF). Note 12
	(m)(3)	Amendment No. 32 to Participation Agreement (ATSF). Note 13
	(m)(4)	Amendment No. 36 to Participation Agreement (TST) Note 24
(8)	(m)(5)	Amendment No. 38 to Participation Agreement. Note 26.
(8)	(m)(6)	Amendment No. 42 to Participation Agreement (TST). Note 27
(8)	(m)(7)	Amendment No. 44 to Participation Agreement (TST). Note 28.
(8)	(m)(8)	Participation Agreement (TST). Note 30.
	(n)	Participation Agreement (Alliance Bernstein) Note 26
	(n)(1)	Amendment to Participation Agreement (Alliance Bernstein). Note 26
(8)	(n)(2)	Amendment to Participation Agreement (Alliance Bernstein). Note 30.
	(o)	Participation Agreement between PFL Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. dated April 15, 1997. Note 15
	(o)(1)	Amendment to Participation Agreement between PFL Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. dated July 28, 2000. Note 16
	(o)(2)	Amendment No. 11 between TLIC, Monumental, TFIC and Dreyfus. Note 29.
	(p)	Participation Agreement Among Transamerica Variable Insurance Fund, Inc., Transamerica Occidental Life Insurance Company and PFL Life Insurance Company dated November 1, 1999. Note 17
	(p)(1)	Amendment to Participation Agreement between Transamerica Variable Insurance Fund, Inc., Transamerica Investment Management , LLC, and PFL Life Insurance Company dated July 28, 2000. Note 16
	(q)	Fund Participation Agreement between Seligman Portfolios, Inc. and Peoples Benefit Life Insurance Company. Note 18
(8)	(r)	Participation Agreement by and between Variable Insurance Products Fund and Peoples Benefit Life Insurance Company. Note 13
(8)	(r)(1)	Second Amendment to Participation Agreement (Fidelity). Note 18
(8)	(r)(2)	Fourth Amendment to Participation Agreement (Fidelity). Note 24
(8)	(r)(3)	Amendment to Participation Agreement (Fidelity). Note 30.
(8)	(s)	Participation Agreement (Wells Fargo). Note 18
(8)	(s)(1)	Amendment No. 1 to Participation Agreement (Wells Fargo). Note 28.
(8)	(s)(2)	Amendment to Participation Agreement (Wells Fargo). Note 30.
(8)	(t)	Participation Agreement (Vanguard). Note 18
(9)	(a)	Opinion and Consent of Counsel. Note 30.
(9)	(b)	Consent of Counsel. Note 29.

(10)	(a)	Consent of Independent Registered Public Accounting Firm. Note 30.
(10)	(b)	Opinion and Consent of Actuary. Note 19

(11)		Not applicable.

(12)		Not applicable.

	(13)	Performance Data Calculations. Note 19

	(14)	Powers of Attorney. (Ralph L. Arnold, Darryl D. Button, Craig D. Vermie, Arthur C. Schneider, Robert J. Kontz, Brenda K. Clancy, Mark W. Mullin, Eric J. Martin) Note 28. (C. Michiel van Katwijk) Note 30.

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 1 to form N-4 Registration Statement (File No. 333-138040) filed on April 27, 2007.

Note 2.	Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-138040) filed on October 17, 2006.

Note 3	Incorporated herein by reference to the Post-Effective Amendment No. 9 to N-4 Registration Statement (File No. 33-80958), filed June 3, 1998.

Note 4	Incorporated herein by reference to the Post-Effective Amendment No. 12 to N-4 Registration Statement (File No. 33-80958) filed September 5, 2000.

Note 5	Incorporated herein by reference to the Post-Effective Amendment No. 18 to N-4 Registration Statement (File No. 33-80958) filed May 1, 2002.

Note 6	Incorporated herein by reference to the Post-Effective Amendment No. 19 to N-4 Registration Statement (File No. 33-80958) filed on May 1, 2003.

Note 7	Incorporated herein by reference to the Post-Effective Amendment No. 3 to N-4 Registration Statement (File No. 33-80958) filed on November 20, 1995

Note 8	Incorporated herein by reference to the Post-Effective Amendment No. 4 to N-4 Registration Statement (File No. 33-80958) filed on April 30, 1996.

Note 9	Incorporated herein by reference to the Post-Effective Amendment No. 7 to N-4 Registration Statement (File No.33-80958) filed on April 30, 1997.

Note 10	Incorporated herein by reference to the Post-Effective Amendment No. 8 to N-4 Registration Statement (File No. 33-80958) filed on April 30, 1998.

Note 11	Incorporated herein by reference to the Post-Effective Amendment No. 1 to N-4 Registration Statement (File No. 333-26209) filed on April 29, 1998.

Note 12	Incorporated herein by reference to the Post-Effective Amendment No. 8 to N-4 Registration Statement (File No. 333-109580) filed on January 7, 2005.

Note 13	Incorporated herein by reference to the Post-Effective Amendment No. 24 to N-4 Registration Statement (File No. 33-80958) filed on April 27, 2005.

Note 14	Incorporated herein by reference to the Post-Effective Amendment No. 3 to N-4 Registration Statement (File No. 333-26209) filed on April 28, 2000.

Note 15	Incorporated herein by reference to the Initial Registration Statement on Form N-4 (File No. 333-26209) filed on April 30, 1997.

Note 16	Incorporated herein by reference to the Post-Effective Amendment No. 14 to N-4 Registration Statement (File No. 33-80958) filed on December 1, 2000.

Note 17	Incorporated herein by reference to the Post-Effective Amendment No. 2 to N-4 Registration Statement (File No. 33-56908) filed on April 27, 2000.

Note 18	Incorporated herein by reference to the Post-Effective Amendment No. 26 to N-4 Registration Statement (File No. 33-80958) filed on April 27, 2007.

Note 19	Incorporated herein by reference to the Post-Effective Amendment No. 25 to N-4 Registration Statement (File No. 33-80958) filed on April 26, 2006.

Note 20	Filed with the Initial Filing on N-4 Registration Statement (File No. 333 -146323) filed on September 26, 2007.

Note 21	Filed with Post-Effective Amendment No. 1 to N-4 Registration Statement (File No. 333-146323) filed on October 11, 2007.

Note 22	Filed with Post-Effective Amendment No. 3 to N-4 Registration Statement (File 333-146323) filed on December 21, 2007

Note 23	Incorporated herein by reference to Post Effective Amendment No. 6 to Form N-4 registration statement (File No. 333-125 817) filed on February 15, 2008.

Note 24	Filed with Post-Effective Amendment No. 4 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2008.

Note 25	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-146328) filed on January 29, 2009.

Note 26	Filed with Post-Effective Amendment No. 5 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2009

Note 27	Filed with Post-Effective Amendment No. 6 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2010.

Note 28	Filed with Post-Effective Amendment No. 7 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2011.

Note 29	Filed with Post-Effective Amendment No. 8 to N-4 Registration Statement (File No. 333-146323) filed on April 17, 2012.

Note 30	Filed herewith

Item 25.	Directors and Officers of the Depositor (Monumental Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
C. Michiel van Katwijk 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President and Chief Financial Officer

Arthur C. Schneider 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President and Chief Tax Officer

Craig D. Vermie 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President, General Counsel and Assistant Secretary

Ralph L. Arnold 2 East Chase Street Baltimore, Maryland 21202	Director and Division Chief Risk Officer-Life and Protection and Senior Vice President

Brenda K. Clancy 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Chairman of the Board and President

Robert J. Kontz 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director and Vice President

Eric J. Martin 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Senior Vice President and Corporate Controller

Mark W. Mullin 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499-0001	Director

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B -Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages

AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (86.0457%) ; Monumental Life Insurance Company (13.9543%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	Partners: Transamerica Affordable Housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable Housing, Inc.	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark Consulting, LLC	Insurance agency

Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Diversified Investment Advisors, Inc.	Delaware	100% Diversified Retirement Corporation	Investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production

FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.3%) and Principal Life Insurance Company (31.49%)	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable Housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware	Members: Garnet Community Investment XXXII, LLC (0.01%); non-affiliates of AEGON: New York Life Insurance Company (50.38%); New York Life Insurance Annuity Corporation (49.61%)	Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Garnet LIHTC Fund XXXVI, LLC	Delaware	Sole Member - Garnet Community Investments XXXVI, LLC	Investments

Garnet LIHTC Fund XXXVII, LLC	Delaware	Sole Member - Garnet Community Investments XXXIII, LLC	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Hadley Apartments, LLC	Massachusetts	Members: Garnet LIHTC Fund XV, LLC (99.99% investor member); Transamerica Affordable Housing, Inc. (non-owner manager); Main South Community Development Corporation , a non-affiliate of AEGON (.01% special member)	affordable housing

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable Housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable Housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)	affordable housing

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment

IWA Commercial Venture, LLC	Georgia	Members: Investors Warranty of America, Inc. (99.9%); non-AEGON affiliate, Rooker/Commerce 962, LLC	Maintain property tax abatement

LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company

McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Primus Guaranty, Ltd.	Bermuda

Partners are: Transamerica Life

Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.

Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member-PSL Acquisitions Operating, LLC	Irrigation company

Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - will primarily write fixed universal life and term insurance

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	To provide education and information regarding retirement and economic issues.

Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement Plan Services

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Yarra Rapids, LLC	Delaware	Yarra Rapids Management, LLC is the non-owner Manager	Real estate investments

Yarra Rapids Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Company organized for the intention of real estate investments but no business at this time

Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (82.35%); Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%) Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of February 28, 2013, there were 3,947 Contract owners of Advisor’s Edge Variable Annuity; and 762 Contract owners of Advisor’s Edge Select.

Item 28.	Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA QQ, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Elizabeth Belanger	(4)	Assistant Vice President

Margaret A. Cullem-Fiore	(5)	Assistant Vice President

Dennis P. Gallagher	(5)	Assistant Vice President

Christy Post-Rissin	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

Arthur D. Woods	(5)	Assistant Vice President

Carrie N. Powicki	(2)	Secretary

Karen R. Wright	(3)	Treasurer

Karen D. Heburn	(5)	Vice President

Wesley J. Hodgson	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	100 Light Street, Floor B1, Baltimore, MD 21202
(4)	440 Mamaroneck Avenue, Harrison, NY 10528
(5)	570 Carillon Parkway, St. Petersburg, FL 33716

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$1,932,586	0	0	0

(1)	Fiscal Year 2011

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Monumental Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Monumental Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Monumental Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Monumental Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Monumental Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 24th day of April, 2013.

SEPARATE ACCOUNT VA CC
MONUMENTAL LIFE INSURANCE COMPANY Depositor

*
Brenda K. Clancy President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*	Director	, 2013
Mark W. Mullin

*	Director, Senior Vice President and Chief	, 2013
Arthur C. Schneider	Tax Officer

*	Director, Chairman of the Board and	, 2013
Brenda K. Clancy	President

*	Director, Assistant Secretary, Senior Vice	, 2013
Craig D. Vermie	President and General Counsel

*	Director and Vice President	, 2013
Robert J. Kontz

*	Director, Chief Financial Officer and	, 2013
C. Michiel van Katwijk	Senior Vice President

*	Senior Vice President and Corporate	, 2013
Eric J. Martin	Controller

*	Director, Division Chief Risk Officer-	, 2013
Ralph L. Arnold	Life and Protection and Senior Vice President

/s/ Darin D. Smith	Vice President, Assistant Secretary and	April 24, 2013
*By: Darin D. Smith	Managing Assistant General Counsel

*By: Darin D. Smith – Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith

Registration No. 333-146323

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

SEPARATE ACCOUNT VA CC

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*
3(a)(4)	Amended and Restated Principal Underwriting Agreement
8(f)(1)	Amendment to Participation Agreement (Nationwide)
8(j)(7)	Amendment to Participation Agreement (Columbia)
8(j)(8)	Amendment to Participation Agreement (Columbia)
8(m)(8)	Participation Agreement (TST)
8(n)(2)	Amendment to Participation Agreement (AllianceBernstein)
8(r)(3)	Amendment to Participation Agreement (Fidelity)
8(s)(2)	Amendment to Participation Agreement (Wells Fargo)
9(a)	Opinion and Consent of Counsel
10(a)	Consent of Independent Registered Public Accounting Firm
14	Powers of Attorney

*	Page numbers included only in manually executed original.